THIS DOCUMENT IS A COPY OF THE POST-EFFECTIVE AMENDMENT NO. 37 TO THE REGISTRATION STATEMENT OF STAGECOACH FUNDS, INC. FILED ON DECEMBER 15, 1997 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.


             As filed with the Securities and Exchange Commission
                             on December 15, 1997
                      Registration No. 33-42927; 811-6419

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [_]

                      Post-Effective Amendment No. 37         [X]

                                      And

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

                              Amendment No. 38          [X]
                       (Check appropriate box or boxes)

                           ------------------------

                            STAGECOACH FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)

                           ------------------------

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):


[X]  Immediately upon filing pursuant              [_]  on _________ pursuant
     to Rule 485(b), or                                 to Rule 485(b)

[_]  60 days after filing pursuant                 [_]  on _________ pursuant
     to Rule 485(a)(1), or                              to Rule 485(a)(1)

[_]  75 days after filing pursuant                 [_]  on ___________pursuant
     to Rule 485(a)(2), or                              to Rule 485(a)(2)

If appropriate, check  the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

     This Post-Effective Amendment to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement the unaudited financial statements and certain related financial information for the fiscal period ended September 30, 1997 for the retail Class shares of the following of the Company's funds:
Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Income, California Tax-Free Money Market Mutual, Diversified Equity Income, Equity Index, Equity Value, Government Money Market Mutual, Growth, Index Allocation, Intermediate Bond, International Equity, Money Market Mutual, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Short-Intermediate U.S. Government Income, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap, Treasury Money Market Mutual, U.S. Government Allocation, and Variable Rate Government. This Post-Effective Amendment also is being filed to add to the Company's Registration Statement for the California Tax-Free Bond, Strategic Growth and U.S. Government Income Funds audited financial statements and certain related financial information for the year ended December 31, 1996, and the unaudited financial statements and certain related financial information for the six-month period ended June 30, 1997 for the California Tax-Free Bond, Strategic Growth and U.S. Government Income Funds of Overland Express Funds, Inc. ("Overland"). The Overland Funds were reorganized as Funds of the Company and are considered the accounting successors to the Company's California Tax-Free Bond, Strategic Growth and U.S. Government Income Funds. This Post-Effective Amendment also makes certain non-material changes to the Registration Statement. The Amendment does not affect the Registration Statement for the Company's other classes, prospectuses or SAIs and does not relate to any of the Funds' other classes, prospectuses or SAIs.

     This filing was originally submitted in paper form pursuant to a Temporary Hardship Exemption under Rule 201 of Regulation S-T (the "Exemption"). The Exemption was necessitated by certain technical difficulties resulting from a new printing system used for the Company's new "plain English" prospectuses.

                            STAGECOACH FUNDS, INC.
                            ----------------------
                            Cross Reference Sheet
                            ---------------------


Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------
1               Cover Page
2               Summary of Expenses
3               Financial Highlights
                How to Read the Financial Highlights
4               General Investment Risks
                Key Information
                Organization and Management of the Funds
5               Organization and Management of the Funds
                Summary of Expenses
6               A Choice of Share Classes
                Additional Services and Other Information
7               A Choice of Share Classes
                Additional Services and Other Information
                Reduced Sales Charges
                Your Account
8               A Choice of Share Classes
                Additional Services and Other Information
                Reduced Sales Charges
                Your Account
9               Not Applicable

Part B          Statement of Additional Information Captions
------          --------------------------------------------
10              Cover Page
11              Table of Contents
12              Historical Fund Information
13              Additional Permitted Investment Activities
                Appendix
                Investment Restrictions
                Risk Factors
14              Management
15              Management
16              Fund Expenses
                Independent Auditors
                Management
17              Portfolio Transactions
18              Capital Stoock
                Other
19              Additional Purchase and Redemption Information
                Determination of Net Asset Value
20              Federal Income Taxes
21              Management
22              Performance Calculations
23              Financial Information

Part C          Other Information
------          -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

December 15, 1997

================================================================================

                                                             STAGECOACH FUNDS(R)

Stagecoach
           Allocation Funds
Prospectus

Asset                   Please read this Prospectus and keep it
Allocation Fund         for future reference. It is designed to
                        provide you with important information
Index Allocation        and to help you decide if the Fund's
Fund                    goals match your own.

U.S. Government         These securities have not been approved
Allocation Fund         or disapproved by the U.S. Securities
                        and Exchange Commission, any state
                        securities commission or any other
                        regulatory authority, nor have any of
Class A, Class B and    these authorities passed upon the
Class C                 accuracy or adequacy of this Prospectus.
                        Any representation to the contrary is a
                        criminal offense.

Investment Advisor      Fund shares are NOT deposits or other
and Administrator:      obligations of, or issued, endorsed or
                        guaranteed by, Wells Fargo Bank, N.A.
Wells Fargo Bank        ("Wells Fargo Bank"), Barclays Global
                        Investors, N.A., or any of their
Investment              affiliates. Fund shares are NOT insured
Sub-Advisor:            or guaranteed by the U.S. Government,
                        the Federal Deposit Insurance
Barclays Global         Corporation ("FDIC"), the Federal
Fund Advisors           Reserve Board or any other governmental
                        agency. AN INVESTMENT IN A FUND INVOLVES
Distributor and         CERTAIN RISKS, INCLUDING POSSIBLE LOSS
Co-Administrator:       OF PRINCIPAL.

Stephens Inc.

================================================================================

================================================================================

About This Prospectus

--------------------------------------------------------------------------------

What is a prospectus?


A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?


We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                         Important information you should look for:

--------------------------------------------------------------------------------

[GRAPHIC]                Investment Objective and Investment Policies
                         What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.

--------------------------------------------------------------------------------

[GRAPHIC]                Permitted Investment
                         A summary of a Fund's key permitted investments and practices.

--------------------------------------------------------------------------------

[GRAPHIC]                Important Risk Factors
                         What are key risk factors about the Fund? This will include the factors described in "General Investment
                         Risks" together with any special risk factors for the Fund.

--------------------------------------------------------------------------------

[GRAPHIC]                Additional Fund Facts
                         Provides additional information about the Fund.

--------------------------------------------------------------------------------

Why is italicized print used throughout the Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand these Funds?


Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Funds is also available on the SEC's website (http://www.sec.gov).

================================================================================

Table of Contents

                               Key Information                               4

                               Summary of Expenses                           6

--------------------------------------------------------------------------------

The Funds                      Asset Allocation Fund                        10

This section contains          Index Allocation Fund                        15
important information
about the individual           U.S. Government Allocation Fund              22
Funds.
                               General Investment Risks                     27

--------------------------------------------------------------------------------

Your Account                   A Choice of Share Classes                    31

Turn to this section for       Reduced Sales Charges                        34
information on how to
open and maintain your         Your Account                                 38
account, including how to
buy, sell and exchange         How to Buy Shares                            40
Fund shares.
                               Selling Shares                               41

                               Exchanges                                    43

                               Additional Services and
                                  Other Information                         44

--------------------------------------------------------------------------------

Reference                      Organization and
                                  Management of the Funds                   48
Look here for details
on the organization            How to Read the Financial Highlights         52
of the Funds and term
definitions.                   Glossary                                     54

Key Information

--------------------------------------------------------------------------------


Summary of the Stagecoach Allocation Funds


The Funds described in this Prospectus pursue a strategy of allocating and reallocating investments among various asset classes to capture returns and reduce risk. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

o you are looking for the diversification an asset allocation strategy provides; and


o you are willing to accept the risks of investing, including the risk that share prices may rise and fall.

You should not invest in these Funds if:

o    you are looking for FDIC insurance coverage or guaranteed rates of return;

o    you are unwilling to accept that you may lose money on your investment; or

o    you are looking for an investment limited to a single asset class.


Who are "We"?


In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.


Who are "You"?


In this Prospectus, "You" means the potential investor or the shareholder.


What are the "Funds"?


In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.


Key Terms


An "asset class" is a broad category of investments such as "bonds" or "equities". "Allocation" refers to the division of investments among two or more asset classes. The Allocation Funds offered in this Prospectus are managed using a computer "model" that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.

4    Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------


Dividends


We pay dividends, if any, quarterly for the Asset Allocation and Index Allocation Funds. Dividends for the U.S. Government Allocation Fund are declared daily and paid monthly.




                                     Stagecoach Allocation Funds Prospectus    5

Allocation Funds        Summary of Expenses

--------------------------------------------------------------------------------

================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                      Asset Allocation            Index Allocation             U.S. Govt. Allocation

------------------------------------------------------------------------------------------------------------------------------------

                                                     CLASS A    CLASS B     CLASS A    CLASS B     CLASS C      CLASS A     CLASS B

------------------------------------------------------------------------------------------------------------------------------------


Maximum sales charge on a purchase
 (as a percentage of offering price)                  4.50%       None       4.50%       None        None        4.50%       None

------------------------------------------------------------------------------------------------------------------------------------

Maximum sales charge on reinvested dividends          None        None       None        None        None        None        None

------------------------------------------------------------------------------------------------------------------------------------

Maximum sales charge on:

  Redemption during first year                        None        5.00%      None        5.00%       1.00%       None        5.00%

  Redemption after first year                         None        4.00%      None        4.00%       None        None        4.00%

------------------------------------------------------------------------------------------------------------------------------------

Exchange fees                                         None        None       None        None        None        None        None

------------------------------------------------------------------------------------------------------------------------------------



6    Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------


================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
Expenses shown reflect contract amounts and amounts payable by each Fund. The expenses shown under "Other Expenses" and "Total Fund Operating Expenses" have been estimated or restated to reflect current fees. Expenses shown "after waivers and reimbursements" reflect voluntary fee waivers that may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.
--------------------------------------------------------------------------------


                                                      Asset Allocation            Index Allocation             U.S. Govt. Allocation

------------------------------------------------------------------------------------------------------------------------------------

                                                     CLASS A    CLASS B     CLASS A    CLASS B     CLASS C      CLASS A     CLASS B

------------------------------------------------------------------------------------------------------------------------------------


Rule 12b-1 fee                                         0.05%     0.70%       0.25%      0.75%       0.75%        0.05%        0.70%

------------------------------------------------------------------------------------------------------------------------------------

Management fee                                         0.36%     0.36%       0.70%      0.70%       0.70%        0.50%        0.50%

------------------------------------------------------------------------------------------------------------------------------------

Other expenses (after waivers or reimbursements)       0.56%     0.56%       0.36%      0.60%       0.60%        0.63%        0.63%

====================================================================================================================================

TOTAL FUND OPERATING EXPENSES
 (after waivers or reimbursements)                     0.97%     1.62%       1.31%      2.05%       2.05%        1.18%        1.83%

====================================================================================================================================

Other expenses (before waivers or reimbursement)       0.56%     0.56%       0.49%      0.75%       0.75%        0.76%        1.08%

------------------------------------------------------------------------------------------------------------------------------------

   TOTAL FUND OPERATING EXPENSES
    (before waivers or reimbursements)                 0.97%     1.62%       1.44%      2.20%       2.20%        1.31%        2.28%

------------------------------------------------------------------------------------------------------------------------------------



                                    Stagecoach Allocation Funds Prospectus     7

Allocation Funds                     Summary of Expenses (continued)

--------------------------------------------------------------------------------

================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the following expenses on a $1,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.


----------------------------------------------------------------------------------------------
                   Asset Allocation           Index Allocation          U.S. Govt. Allocation
----------------------------------------------------------------------------------------------
                 CLASS A     CLASS B    CLASS A    CLASS B    CLASS C    CLASS A    CLASS B
----------------------------------------------------------------------------------------------
1 YEAR             $54         $66        $58        $71        $31         $56        $69
----------------------------------------------------------------------------------------------
3 YEARS            $75         $81        $85        $94        $64         $81        $88
----------------------------------------------------------------------------------------------
5 YEARS            $96        $108       $114       $130       $110        $107       $119
----------------------------------------------------------------------------------------------
10 YEARS          $159        $158       $196       $201       $238        $182       $181
==============================================================================================


8    Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
EXAMPLE OF EXPENSES--THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the following expenses on a $1,000 investment assuming a 5% annual return and that you do not redeem your shares at the end of each period.


----------------------------------------------------------------------------------------------
                   Asset Allocation           Index Allocation          U.S. Govt. Allocation
----------------------------------------------------------------------------------------------
                 CLASS A     CLASS B    CLASS A    CLASS B    CLASS C    CLASS A    CLASS B
----------------------------------------------------------------------------------------------
1 YEAR             $54         $16        $58        $21        $21         $56        $19
----------------------------------------------------------------------------------------------
3 YEARS            $75         $51        $85        $64        $64         $81        $58
----------------------------------------------------------------------------------------------
5 YEARS            $96         $88       $114       $110       $110        $107        $99
----------------------------------------------------------------------------------------------
10 YEARS          $159        $158       $196       $201       $238        $182       $181
----------------------------------------------------------------------------------------------



                                    Stagecoach Allocation Funds Prospectus     9

Asset Allocation Fund

--------------------------------------------------------------------------------

           Advisor:                       Wells Fargo Bank

           Sub-Advisor:                   Barclays Global Fund Advisors

--------------------------------------------------------------------------------

[GRAPHIC] Investment Objective


          The Asset Allocation Fund seeks to earn over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

          Investment Policies

          We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

--------------------------------------------------------------------------------

[GRAPHIC] Permitted Investments

          The asset classes we invest in are composed as follows:

          o Stock Investments--We invest in common stocks that comprise the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, stock investments are made according to a weighted formula intended to match the total return of the S&P 500 Index as closely as possible; and

          o Bond Investments--We invest in U.S. Treasury Bonds with maturities greater than 20 years. We generally maintain an average maturity of between 22 and 28 years for the bond portion of the Fund; and

          o Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

          In addition, under normal market conditions, we may invest:

          o In call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks;

          o In interest rate and index swaps; and


          o Up to 25% of total assets in foreign obligations qualifying as money market investments.

10    Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------


          We manage the allocation of investments in the Fund's portfolio based on the assumption that the Fund's "normal" allocation is 60% stocks and 40% bonds. This is not a "target" allocation but a measure of risk tolerance. This is in contrast to the normal allocation for the Index Allocation Fund, which is generally a more aggressive Fund with a higher allocation in stocks.


          We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. The Fund is a diversified portfolio.

--------------------------------------------------------------------------------


[GRAPHIC] Important Risk Factors


          You should consider both the General Investment Risks listed on page 28 and the specific risks listed below. They are equally important to your investment choice.


          You should consider that we may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual security.

--------------------------------------------------------------------------------


[GRAPHIC] Additional Fund Facts


          Barclays Global Fund Advisors, as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation for the Fund. The model incorporates assumptions about expected risks and returns and investor attitudes about risk. The Fund is run daily and recommendations are made in 5% increments. No single person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The Fund is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years.


          For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                   Stagecoach Allocation Funds Prospectus     11

Asset Allocation Fund                         Financial Highlights


See "Historical Fund Information" on page 45.
--------------------------------------------------------------------------------


====================================================================================================================================

FOR A SHARE OUTSTANDING
====================================================================================================================================

For the period ended:                                   CLASS A SHARES -- COMMENCED
                                                        ON NOVEMBER 13, 1986
------------------------------------------------------------------------------------------------------------------------------------

                                                            Sept. 30,            Mar. 31,             Sept. 30,             Dec. 31,

                                                             1997(1)             1997(2)               1996(3)               1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                         $20.30               $21.24               $20.74               $16.73

------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
   Net investment income                                       0.42                 0.41                 0.57                 0.74

   Net realized and unrealized gain (loss)
     on investments                                            3.16                 0.65                 0.50                 4.07

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                               3.58                 1.06                 1.07                 4.81

------------------------------------------------------------------------------------------------------------------------------------

Less distributions:
   Dividends from net investment income                       (0.42)               (0.41)               (0.57)               (0.74)

   Distributions from net realized gain                        0.00                (1.59)                0.00                (0.06)

------------------------------------------------------------------------------------------------------------------------------------

Total from distributions                                      (0.42)               (2.00)               (0.57)               (0.80)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                               $23.46               $20.30               $21.24               $20.74

------------------------------------------------------------------------------------------------------------------------------------

Total return (not annualized)                                 17.63%                4.94%                5.14%               29.18%

------------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
   Net assets, end of period (000s)                      $1,168,661           $1,041,622           $1,057,346           $1,077,935

------------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                  0.94%(4)               0.92%(4)               0.90%(4)            0.84%

   Ratio of net investment income to
     average net assets                                     3.67%(4)               3.91%(4)               3.53%(4)            3.81%

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover                                            31%(6)                  5%(6)                  1%                15%
------------------------------------------------------------------------------------------------------------------------------------

Average commission rate paid ($)                           $0.029(6)             $0.0277(6)             $0.0320(5)            --

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                           N/A                  N/A                  N/A                  N/A

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to average
  net assets prior to waived fees and reimbursed                N/A                  N/A                  N/A                  N/A

   expenses
------------------------------------------------------------------------------------------------------------------------------------



 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


====================================================================================================================================

CLASS A SHARES CALENDAR YEAR RETURNS                                                                    1996                1995

====================================================================================================================================


Returns for other share classes may vary due to
different fees and expenses. These returns reflect                                                     11.65%              29.18%

fee waivers and reimbursements, do not reflect

sales loads and are not a guarantee of future

performance.
------------------------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.

(2)  The Fund changed its fiscal year-end from September 30 to March 31.

(3)  The fund changed its fiscal year-end from December 31 to September 30.

(4)  Ratio includes income and expenses charged to the Master Portfolio.


12     Stagecoach Allocation Funds Prospectus

                          See "How to Read the Financial Highlights" on page 52.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================

================================================================================


------------------------------------------------------------------------------------------------------------------------------------

  Dec. 31,           Dec. 31,          Dec. 31,         Dec. 31,         Dec. 31,         Dec. 31,         Dec. 31,         Dec. 31,

   1994               1993              1992              1991             1990             1989             1988             1987

------------------------------------------------------------------------------------------------------------------------------------


  $18.80             $17.89            $17.65            $14.45           $13.42           $12.00           $10.93           $10.07

------------------------------------------------------------------------------------------------------------------------------------



    0.77               0.77              0.87              0.92             0.91             0.93             0.72             0.72



   (1.31)              1.88              0.31              2.28             0.12             0.49             0.35             0.14

------------------------------------------------------------------------------------------------------------------------------------

   (0.54)              2.65              1.18              3.20             1.03             1.42             1.07             0.86

------------------------------------------------------------------------------------------------------------------------------------



   (0.77)             (0.87)             0.00              0.00             0.00             0.00             0.00             0.00

   (0.76)             (0.97)            (0.07)             0.00             0.00             0.00             0.00             0.00

------------------------------------------------------------------------------------------------------------------------------------

   (1.53)             (1.74)            (0.94)             0.00             0.00             0.00             0.00             0.00

------------------------------------------------------------------------------------------------------------------------------------

  $16.73             $18.80            $17.89            $17.65           $14.45           $13.42           $12.00           $10.93

------------------------------------------------------------------------------------------------------------------------------------

   (2.82)%            15.00%             7.00%            22.13%            7.68%           11.83%            9.79%            8.54%

------------------------------------------------------------------------------------------------------------------------------------



$896,943         $1,048,667          $542,226          $367,251         $261,881         $229,211         $172,326         $111,025

------------------------------------------------------------------------------------------------------------------------------------



    0.84%              0.86%             0.95%             0.95%            0.96%            1.02%            1.00%            1.04%



    4.30%              4.20%             5.22%             5.88%            6.59%            7.35%            6.23%            6.79%

------------------------------------------------------------------------------------------------------------------------------------

      49%                40%                5%               25%              88%             117%              94%              81%

------------------------------------------------------------------------------------------------------------------------------------

    --                 --                --                --               --               --               --               --

------------------------------------------------------------------------------------------------------------------------------------



     N/A               0.86%             0.97%              N/A              N/A              N/A              N/A              N/A

------------------------------------------------------------------------------------------------------------------------------------



     N/A               4.20%             5.20%              N/A              N/A              N/A              N/A              N/A



------------------------------------------------------------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


====================================================================================================================================

   1994                1993              1992              1991             1990            1989              1988              1987

====================================================================================================================================




 -2.82%              15.00%            7.00%             22.13%             7.68%         11.83%              9.79%            8.54%





------------------------------------------------------------------------------------------------------------------------------------


(5) Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover and average commission rates for the period from April, 1996 to September 30, 1996 were 28% and $0.0261, respectively.

(6)  Represents activity from the Master Portfolio.

                                    Stagecoach Allocation Funds Prospectus    13

Asset Allocation Fund                        Financial Highlights

                          See "How to Read the Financial Highlights" on page 52.
--------------------------------------------------------------------------------


======================================================================================================================
FOR A SHARE OUTSTANDING
======================================================================================================================
For a period ended:                                    CLASS B SHARES - COMMENCED
                                                       ON JANUARY 1, 1995
                                                       ---------------------------------------------------------------
                                                       Sept. 30,          March 31,         Sept. 30,        Sept. 30,
                                                         1997              1997(1)           1996(2)          1995(3)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $12.29(1)          $12.84(2)         $12.50(3)          $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                 0.18               0.19              0.28               0.22
   Net realized and unrealized gain
     on investments                                      1.93               0.41              0.34               2.53
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         2.11               0.60              0.62               2.75
----------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                 (0.18)             (0.19)            (0.28)             (0.22)
   Distributions from net realized gain                  0.00              (0.96)             0.00              (0.03)
----------------------------------------------------------------------------------------------------------------------
Total from distributions                                (0.18)             (1.15)            (0.28)             (0.25)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $14.22             $12.29            $12.84             $12.50
----------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                           17.25%              4.62%             4.96%             27.72%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                  $159,075            $89,252           $63,443            $26,271
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets              1.58%(4)           1.53%(4)          1.14%(4)            1.53%
   Ratio of net investment income to
     average net assets                                 2.98%(4)           3.30%(4)          3.37%(4)            2.71%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        31%(6)              5%(6)             1%(5)              15%
----------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)                      $0.0290(6)        $0.0277(4)        $0.0320(5)               N/A
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses                1.58%(4)           1.58%(4)          1.56%(4)             1.76%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and                   2.98%(4)           3.25%(4)          2.95%(4)             2.48%
  reimbursed expenses
----------------------------------------------------------------------------------------------------------------------


14     Stagecoach Allocation Funds Prospectus

Index Allocation Fund

--------------------------------------------------------------------------------


          Advisor:            Wells Fargo Bank


          Sub-Advisor:        Barclays Global Fund Advisors
--------------------------------------------------------------------------------
[GRAPHIC] Investment Objective

          The Index Allocation Fund seeks to earn over the long-term a high level of total return, that is, income and capital appreciation combined, consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes common stocks in the S&P 500 Index, U.S. Treasury Bonds and money market instruments.

          Investment Policies

          We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments. This strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others and that timely shifts based on the relative over or under-valuation of these classes can produce superior investment returns.
--------------------------------------------------------------------------------


[GRAPHIC] Permitted Investments

          We invest in the following asset classes:

          o Stock Investments--We invest in common stocks representative of the S&P 500 Index. We do not individually select common stock on the basis of traditional investment analysis. Instead stock investments are made according to a weighted formula intend to match the total return of the S&P 500 Index as closely as possible; and

          o Bond Investments--We invest in U.S. Treasury Bonds representative of the Lehman Brothers 20+ Bond Index. Bonds on this Index will have maturities of 20 years or more; and

          o Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

          In addition, under normal market conditions, we invest:

          o at least 65% of assets in stocks representative of the S&P Index, the Lehman Brothers 20+ Bond Index or a combination of both;

          o in call and put options on stock indexes, stock index futures,

                                   Stagecoach Allocation Funds Prospectus     15

--------------------------------------------------------------------------------
          options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks;

          o in interest rate and index swaps; and


          o up to 25% of total assets in obligations of foreign banks qualifying as money market investments.


          We manage the allocation of investments in the Fund's portfolio based on the assumption that the Fund's "normal" allocation is 100% stocks and no bonds. This is not a "target" allocation but a measure of our risk tolerance. This is in contrast to the normal allocation for the Asset Allocation Fund, which is generally a more conservative Fund, with less of an allocation in stocks. The Fund is a diversified portfolio.

          We are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The asset allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------


[GRAPHIC] Important Risk Factors


          You should consider both the General Investment Risks listed on page 27 and the specific risks listed below. They are equally important to your investment choice.

          We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks. Investments in options on stock indexes depend on movements in the market in general, or price level movements for a particular index, rather than price movements for an individual issue.
--------------------------------------------------------------------------------


[GRAPHIC] Additional Fund Facts

          Barclays Global Fund Advisors, as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation for the Fund. The model incorporates assumptions about expected risks and returns and investor attitudes about risk. The model is run daily and recommendations are made in 5% increments. No person is primarily responsible for recommending either the asset mix or the mix of

16     Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------
          securities within a class. The Fund is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years. We allocate investments among the asset classes described above. The Fund does not attempt to replicate the performance of a single index and is not an index fund.


          For information on Fund fees and expenses, see "Summary of Expenses" on page 6.








                                   Stagecoach Allocation Funds Prospectus     17

Index Allocation Fund       Financial Highlights


See "Historical Fund Information" on page 45.
--------------------------------------------------------------------------------


===================================================================================
FOR A SHARE OUTSTANDING
===================================================================================
For the period ended:                                    CLASS A SHARES --
                                                         COMMENCED ON APRIL 7, 1988
                                                        ---------------------------
                                                        June 30,         Dec. 31,
                                                         1997(1)          1996
-----------------------------------------------------------------------------------
Net asset value, beginning of period                     $13.99           $13.76
-----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                   0.18             0.29
   Net realized and unrealized gain (loss)
  on investments                                           1.70             2.02
-----------------------------------------------------------------------------------
Total from investment operations (loss)                    1.88             2.31
-----------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                   (0.18)           (0.29)
   Distributions from net realized gain                    0.00            (1.79)
-----------------------------------------------------------------------------------
Total from distributions                                  (0.18)           (2.08)
-----------------------------------------------------------------------------------
Net asset value, end of period                           $15.69           $13.99
-----------------------------------------------------------------------------------
Total return (not annualized)                             13.52%           17.04%
-----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s)                        $72,691          $60,353
-----------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                 1.29%            1.31%
   Ratio of net investment income to
     average net assets                                    2.49%            2.06%
-----------------------------------------------------------------------------------
Portfolio turnover                                           36%              67%
-----------------------------------------------------------------------------------
Average commission rate paid($)                         $0.0341          $0.0227
-----------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                      1.35%            1.44%
-----------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed           2.43%            1.93%
   expenses
-----------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

===================================================================================
CLASS A SHARES CALENDAR YEAR RETURNS                                        1996
===================================================================================
Returns for other share classes may vary due to                            17.04%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-----------------------------------------------------------------------------------
(1)  Unaudited financial statements.


18     Stagecoach Allocation Funds Prospectus

                          See "How to Read the Financial Highlights" on page 52.

--------------------------------------------------------------------------------


================================================================================

================================================================================




----------------------------------------------------------------------------------------------------------------------
     Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
       1995          1994           1993           1992           1991           1990           1989           1988
----------------------------------------------------------------------------------------------------------------------
      $10.67         $11.90         $11.45         $11.95         $10.31         $10.39         $10.17         $10.00
----------------------------------------------------------------------------------------------------------------------

        0.28           0.31           0.30           0.47           0.57           0.63           0.67           0.28

        3.42          (0.39)          1.12           0.36           1.51           0.10           0.33           0.18
----------------------------------------------------------------------------------------------------------------------
        3.70          (0.08)          1.42           0.83           2.08           0.73           1.00           0.46
----------------------------------------------------------------------------------------------------------------------

       (0.28)         (0.31)         (0.30)         (0.63)         (0.44)         (0.61)         (0.63)         (0.27)
       (0.33)         (0.84)         (0.67)         (0.70)          0.00          (0.20)         (0.15)         (0.02)
----------------------------------------------------------------------------------------------------------------------
       (0.61)         (1.15)         (0.97)         (1.33)         (0.44)         (0.81)         (0.78)         (0.29)
----------------------------------------------------------------------------------------------------------------------
      $13.76         $10.67         $11.90         $11.45         $11.95         $10.31         $10.39         $10.17
----------------------------------------------------------------------------------------------------------------------
       34.71%         (0.68)%        12.54%          7.44%         20.69%          7.08%         10.23%          4.60%
----------------------------------------------------------------------------------------------------------------------

     $52,007        $40,308        $53,124        $41,165        $38,663        $27,689        $23,814        $13,220
----------------------------------------------------------------------------------------------------------------------

        1.30%          1.30%          1.36%          1.25%          1.38%          1.59%          1.76%          1.76%

        2.07%          2.41%          2.64%          4.08%          5.23%          6.01%          6.44%          4.69%
----------------------------------------------------------------------------------------------------------------------
          47%            50%            53%            38%            18%            94%            62%           200%
----------------------------------------------------------------------------------------------------------------------
         N/A            N/A            N/A            N/A            N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------

        1.35%          1.38%          1.47%          1.71%          1.56%          1.74%          2.37%          3.02%
----------------------------------------------------------------------------------------------------------------------

        2.02%          2.33%          2.53%          3.62%          5.05%          5.86%           N/A            N/A

----------------------------------------------------------------------------------------------------------------------


  [THE FOLLWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


======================================================================================================================
        1995           1994           1993           1992           1991           1990           1989
======================================================================================================================
       34.71%         -0.68%         12.54%          7.44%         20.69%          7.08%         10.23%




----------------------------------------------------------------------------------------------------------------------

                                   Stagecoach Allocation Funds Prospectus     19

Index Allocation Fund        Financial Highlights


See "Historical Fund Information" on page 45.
                          See "How to Read the Financial Highlights" on page 52.
--------------------------------------------------------------------------------


====================================================================================================================================

FOR A SHARE OUTSTANDING
====================================================================================================================================

For the period ended:                                                       CLASS C SHARES -- COMMENCED
                                                                            ON JULY 7, 1988
                                                                            --------------------------------------------------------

                                                                            June 30,     Dec. 31,   Dec. 31,    Dec. 31,    Dec. 31,

                                                                             1997/1/      1996       1995        1994        1993

------------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                                        $17.42       $17.10      $13.26      $14.75      $15.00

------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

   Net investment income                                                      0.15         0.22        0.20        0.25        0.07

   Net realized and unrealized gain (loss)

      on investments                                                          2.12         2.54        4.24       (0.45)       0.61

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations (loss)                                       2.27         2.76        4.44       (0.20)       0.68

------------------------------------------------------------------------------------------------------------------------------------

Less distributions:

   Dividends from net investment income                                      (0.15)       (0.22)      (0.20)      (0.25)      (0.10)

   Distributions from net realized gain                                       0.00        (2.22)      (0.40)      (1.04)      (0.83)

------------------------------------------------------------------------------------------------------------------------------------

Total from distributions                                                     (0.15)       (2.44)      (0.60)      (1.29)      (0.93)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                              $19.54       $17.42      $17.10      $13.26      $14.75

------------------------------------------------------------------------------------------------------------------------------------

Total return (not annualized)2                                               13.08%       16.37%      33.72%      (1.38)%      4.56%

------------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:

   Net assets, end of period (000s)                                        $33,278      $24,655     $16,075      $9,798      $8,996

------------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets (annualized):

   Ratio of expenses to average net assets                                    2.04%        2.05%       2.05%       2.01%       0.96%

   Ratio of net investment income to

      average net assets                                                      1.75%        1.35%       1.30%       1.75%       0.53%

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover                                                              36%          67%         47%         50%         53%

------------------------------------------------------------------------------------------------------------------------------------

Average commission rate paid($)                                            $0.0341      $0.0227         N/A         N/A         N/A

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses                                        2.11%        2.20%       2.17%       2.20%       1.12%

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to average
   net assets prior to waived fees and reimbursed
   expenses                                                                  1.68%        1.20%       1.18%       1.56%       0.37%

------------------------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


20 & 21     Stagecoach Allocation Funds Prospectus

U.S. Government Allocation Fund

--------------------------------------------------------------------------------


           Advisor:                       Wells Fargo Bank


           Sub-Advisor:                   Barclays Global Fund Advisors

--------------------------------------------------------------------------------
          Investment Objective

[GRAPHIC] The U.S. Government Allocation Fund seeks over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

          Investment Policies

          We allocate and reallocate assets among long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.
--------------------------------------------------------------------------------


[GRAPHIC] Permitted Investments

          The asset classes we invest in are composed as follows:

          o Long-Term Investments -- We invest in U.S. Treasury bonds with maturities greater than 20 years. We generally maintain an average maturity of between 22 and 28 years for this portion of the portfolio; and

          o Intermediate-Term Investments -- We invest in U.S. Treasury notes with maturities ranging from 5 to 7 years. We generally maintain an average maturity of approximately 6 years for this portion of the portfolio; and

          o Short-Term Investments -- We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

          In addition, under normal market conditions, we invest:

          o    At least 65% of total assets in U.S. Government obligations; and


          o Up to 25% of total assets in foreign obligations qualifying as money market investments.


          As long as we keep 65% of assets in U.S. Government obligations, we are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single asset class. The allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money mar-

22     Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------


          ket instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. The Fund is a diversified portfolio.
--------------------------------------------------------------------------------


[GRAPHIC] Important Risk Factors


          You should consider both the General Investment Risks beginning on page 27 and the specific risks listed below. They are equally important to your investment choice.

          We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks.
--------------------------------------------------------------------------------


[GRAPHIC] Additional Fund Facts

          Barclays Global Fund Advisors, as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation. The model incorporates assumptions about expected risks and returns and investor attitudes about risk. The model is run daily and recommendations are made in 5% increments. No person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The Fund is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years.


          For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                    Stagecoach Allocation Funds Prospectus    23

U.S. Government Allocation Fund   Financial Highlights


See "Historical Fund Information" on page 45.
--------------------------------------------------------------------------------


=======================================================================================================
FOR A SHARE OUTSTANDING
=======================================================================================================
For the period ended:                            CLASS A SHARES -- COMMENCED
                                                 ON MARCH 31, 1987
                                                 ------------------------------------------------------
                                                   Sept. 30,      March 31,   Sept. 30,     Dec. 31,
                                                    1997(1)        1997(2)     1996(3)        1995
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $14.32         $14.48       $14.98        $13.76
-------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                       0.41           0.42         0.59          0.79
   Net realized and unrealized gain (loss)
  on investments                                      0.44          (0.16)       (0.50)         1.22
-------------------------------------------------------------------------------------------------------
Total from investment operations                      0.85           0.26         0.09          2.01
-------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net  investment income             (0.41)         (0.42)       (0.59)        (0.79)
   Distributions from net realized gain               0.00           0.00         0.00          0.00
-------------------------------------------------------------------------------------------------------
Total from distributions                             (0.41)         (0.42)       (0.59)        (0.79)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $14.76         $14.32       $14.48        $14.98
-------------------------------------------------------------------------------------------------------
Total return (not annualized)                         6.00%          1.75%        0.69%        14.91%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                $82,684        $86,930      $98,741      $135,577
-------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets            1.14%(4)       1.00%(4)     1.12%(4)      1.04%
   Ratio of net investment income to
      average net assets                              5.61%(4)       5.70%(4)     5.45%(4)      5.41%
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                     N/A            113%(6)       31%(5)       292%
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses                 1.23%(4)      1.31%(4)     1.20%(4)      1.07%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
   net assets prior to waived fees and reimbursed      5.52%(4)      5.39%(4)     5.37%(4)      5.38%
   expenses
-------------------------------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


=======================================================================================================
CLASS A SHARES CALENDAR YEAR RETURNS                                              1996         1995
=======================================================================================================
Returns for other share classes may vary due to                                  17.46%        14.91%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-------------------------------------------------------------------------------------------------------


(1) Unaudited financial statements.

(2) The Fund changed its fiscal year-end from September 30 to March 31.

(3) The Fund changed its fiscal year-end from December 31 to September 30.


24     Stagecoach Allocation Funds Prospectus

                          See "How to Read the Financial Highlights" on page 52.
--------------------------------------------------------------------------------

================================================================================

================================================================================


-----------------------------------------------------------------------------------------------------
         Dec. 31,   Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,   Dec. 31,     Dec. 31,    Dec. 31,
           1994       1993         1992        1991         1990       1989         1988        1987
-----------------------------------------------------------------------------------------------------
         $15.71      $15.41      $15.41      $13.14       $12.49      $11.05      $10.34      $10.00
-----------------------------------------------------------------------------------------------------

           0.87        0.96        0.87        0.94         0.92        0.93        0.87        0.64

          (1.95)       1.69        0.04        1.33        (0.27)       0.51       (0.16)      (0.30)
-----------------------------------------------------------------------------------------------------
          (1.08)       2.65        0.91        2.27         0.65        1.44        0.71        0.34
-----------------------------------------------------------------------------------------------------

          (0.87)      (0.96)      (0.87)       0.00         0.00        0.00        0.00        0.00
           0.00       (1.39)      (0.04)       0.00         0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------
          (0.87)      (2.35)      (0.91)       0.00         0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------
         $13.76      $15.71      $15.41      $15.41       $13.14      $12.49      $11.05      $10.34
-----------------------------------------------------------------------------------------------------
          (6.99)%     17.46%       6.30%      17.21%        5.20%      13.03%       6.87%       3.50%
-----------------------------------------------------------------------------------------------------

       $140,066    $283,206    $127,504     $30,098      $19,777     $14,367     $10,330      $7,469
-----------------------------------------------------------------------------------------------------

           1.01%       0.99%       1.00%       1.01%        1.03%       1.05%       0.99%       0.99%

           5.94%       5.92%       6.06%       6.77%        7.34%       7.90%       8.04%       6.33%
-----------------------------------------------------------------------------------------------------
            112%        150%         33%        147%         558%         17%         42%         21%
-----------------------------------------------------------------------------------------------------

           1.08%       1.02%       1.08%        N/A          N/A         N/A         N/A         N/A
-----------------------------------------------------------------------------------------------------

           5.87%       5.89%       5.98%        N/A          N/A         N/A         N/A         N/A

-----------------------------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


=====================================================================================================
          1994         1993        1992        1991         1990        1989        1988
=====================================================================================================
         -6.99%       17.46       6.30%      17.21%        5.20%      13.03%       6.87%




-----------------------------------------------------------------------------------------------------


(4)  Ratio includes income and expenses charged to the Master Portfolio.

(5) Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover for the period from April 1996 to September 30, 1996 was 87%.

(6)  Reflects activity of the Master Portfolio

                                   Stagecoach Allocation Funds Prospectus     25

U.S. Government Fund                           Financial Highlights
Allocation Fund

See "Historical Fund Information" on page 45.
                          See "How to Read the Financial Highlights" on page 52.


----------------------------------------------------------------------------------------------------

====================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================
For a period ended:                              CLASS B SHARES -- COMMENCED
                                                 ON JANUARY 1, 1995
----------------------------------------------------------------------------------------------------
                                                 Sept. 30,      March 31,     Sept. 30,     Dec. 31,
                                                  1997(1)        1997(2)       1996(3)       1995
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $10.42        $10.54        $10.91        $10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                      0.26          0.27          0.36          0.49
   Net realized and unrealized gain (loss)
     on investments                                  0.33         (0.12)        (0.37)         0.91
----------------------------------------------------------------------------------------------------
Total from investment operations                     0.59          0.15         (0.01)         1.40
----------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income             (0.26)        (0.27)        (0.36)        (0.49)
   Distributions from net realized gain              0.00          0.00          0.00          0.00
----------------------------------------------------------------------------------------------------
Total from distributions                            (0.26)        (0.27)        (0.36)        (0.49)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.75        $10.42        $10.54        $10.91
----------------------------------------------------------------------------------------------------
Total return (not annualized)                        5.74%         1.42%         0.11%        14.11%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                $8,97(2)      $7,221        $6,406        $4,077
----------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets         1.79%(4)        1.61%(4)     1.92%(4)      1.65%
   Ratio of net investment income to
     average net assets                            4.88%(4)        5.12%(4)     4.60%(4)      4.31%
----------------------------------------------------------------------------------------------------
Portfolio turnover                                    N/A           113%(6)       31%(5)       292%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses           2.10%(4)        2.28%(4)     2.21%(4)      2.36%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and              4.57%(4)        4.45%(4)     4.31%(4)      3.60%
   reimbursed expenses
----------------------------------------------------------------------------------------------------


(1)  Unaudited financial statements.

(2)  The Fund changed its fiscal year-end from September 30 to March 31.

(3)  The Fund changed its fiscal year-end from December 31 to September 30.

(4)  Ratio includes income and expenses charged to the Master Portfolio.

(5) Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover for the period from April 1996 to September 30, 1996 was 87%.

(6)  Reflects activity of the Master Portfolio.


26     Stagecoach Allocation Funds Prospectus

General Investment Risks
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

o Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

o    We cannot guarantee that we will meet our investment objectives.

o We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.

o Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.

o Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.


o An investment in a single Fund, by itself, does not constitute a complete investment plan.


The Funds invest in securities that involve particular kinds of risk.


o The Asset Allocation and Index Allocation Funds invest in equities which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.


o The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has

                                      Stagecoach Allocation Funds Prospectus  27

General Investment Risks
--------------------------------------------------------------------------------


     adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.


o The Asset Allocation and Index Allocation Funds invest in smaller companies, foreign companies (including investments made through American Depository Receipts and similar instruments), and emerging markets that are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.


o The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.


o The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional
Information.


Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

28  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.


Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

--------------------------------------------------------------------------------
     Investment Practice/Risk


     The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.


     Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policy. Each Fund engages in the investment practices described below to varying degrees.


     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.


     Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.
--------------------------------------------------------------------------------

                                      Stagecoach Allocation Funds Prospectus  29

--------------------------------------------------------------------------------


                                                                   ASSET                INDEX             U.S.
                                                                 ALLOCATION           ALLOCATION       GOVERNMENT
=================================================================================================================
INVESTMENT PRACTICE:                    RISK:
=================================================================================================================
Floating and Variable Rate Debt
Instruments with interest               Interest Rate and            X                 X                 X
rates that are adjusted                 Credit Risk
either on a schedule or
when an index or benchmark
changes.
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A transaction in which                  Credit and                   X                 X                 X
the seller of a security                Counter-Party Risk
agrees to buy back a
security at an agreed
upon time and price,
usually with interest.
-----------------------------------------------------------------------------------------------------------------
Other Mutual Funds
The temporary investment                Market Risk                  X                 X                 X
in shares of another
mutual fund. A pro rata
portion of the other
fund's expenses, in
addition to the expenses
paid by the Fund, will be
borne by Fund shareholders.
-----------------------------------------------------------------------------------------------------------------
Foreign Securities
Securities in a dollar-                 Information, Political,      X                 X                 X
denominated debt of non-                Regulatory, Liquidity,
U.S. companies or foreign               Diplomatic and Currency
governments.                            Risk
-----------------------------------------------------------------------------------------------------------------
Options
The right or obligation to              Credit, Information and
receive or deliver a security           Liquidity Risk
or cash payment depending on
the security's price or the
performance of an index or
benchmark.
     ------------------------------------------------------------------------------------------------------------
     Stock Index Futures                                             X                                   X
     Options on Stock Index Futures                                  X                                   X
     Index Swaps                                                     X                 X                 X
     Interest Rate futures                                           X                 X                 X
     Interest Rate Futures Options                                   X                 X                 X
     Interest Rate Swaps                                             X                 X                 X
-----------------------------------------------------------------------------------------------------------------
Loans of Portfolio Securities
The practice of loaning                 Credit and                   X                 X                 X
securities to brokers,                  Counter-Party Risk
dealers and financial
institutions to increase
return on those securities.
Loans may be made in
accordance with existing
investment policies.
-----------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow an                Counter-Party Risk           X                 X                 X
equivalent of 20% (10% for
Index Allocation) of assets
from banks for temporary
purposes to meet shareholder
redemptions.
-----------------------------------------------------------------------------------------------------------------
Illiquid Securities
A security that cannot be               Liquidity Risk               X                 X                 X
readily sold, or cannot be
readily sold without
negatively affecting its fair
price. Limited to 15% of
assets for Asset Allocation
and U.S. Government Allocation
Funds and 10% of assets for
Index Allocation Fund.
-----------------------------------------------------------------------------------------------------------------


30 Stagecoach Allocation Funds Prospectus

A Choice of Share Classes
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

o Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

o Class B Shares - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses than Class A shares.

o Class C Shares - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.


You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are available for the Index Allocation Fund only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

                                      Stagecoach Allocation Funds Prospectus  31

A Choice of Share Classes
--------------------------------------------------------------------------------

===================================================================================================================
   CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
===================================================================================================================
   AMOUNT                  FRONT-END SALES CHARGE AS        FRONT-END SALES CHARGE AS       DEALER ALLOWANCE AS %
 OF PURCHASE             % OF PUBLIC OFFERING PRICE         % OF NET AMOUNT INVESTED      OF PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                    4.50%                            4.71%                         4.00%
-------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                   4.00%                            4.17%                         3.55%
-------------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                 3.50%                            3.63%                         3.125%
-------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                 2.50%                            2.56%                         2.00%
-------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                 2.00%                            2.04%                         1.75%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)               0.00%                            0.00%                         1.00%
-------------------------------------------------------------------------------------------------------------------

(1) We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

Class B Share CDSC Schedule


If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

================================================================================
   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
REDEMPTIONS WITHIN   1 YEAR    2 YEARS    3 YEARS   4 YEARS   5 YEARS    6 YEARS
--------------------------------------------------------------------------------
  CDSC                5.00%     4.00%      3.00%     3.00%     2.00%      1.00%
--------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.

32  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------


Class C Share CDSC Schedule


If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a contingent deferred sales charge (CDSC) of 1.00%.


The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.


We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

                                      Stagecoach Allocation Funds Prospectus  33

Reduced Sales Charges
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:

o You pay no sales charges on Fund shares you buy with reinvested distributions.


o You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

o By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

o If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

o You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

34  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

o a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

o    a trustee or fiduciary purchasing for a single fiduciary relationship; or

o the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

--------------------------------------------------------------------------------
     How a Letter of Intent Can Save You Money!

     If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!
--------------------------------------------------------------------------------

                                      Stagecoach Allocation Funds Prospectus  35

Reduced Sales Charges
--------------------------------------------------------------------------------

Class B and Class C Share CDSC Reductions:

o    You pay no CDSC on Funds shares you purchase with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

o We waive the CDSC for redemptions made at the Company's direction in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

o    Current and retired employees, directors and officers of:


     o    Stagecoach Funds and its affiliates;

     o    Wells Fargo Bank and its affiliates;

     o    Stephens Inc. and its affiliates; and

     o    Broker-Dealers who act as selling agents.

o The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.


You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom the Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supercede the terms and conditions discussed here.

36 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Special Notice

If you owned Class B shares prior to March 3, 1997 they are subject to a CDSC if they are redeemed within four years of purchase. For as long as you hold Class B shares of such a Fund, any new Class B shares of that Fund that you acquire will also be subject to a CDSC if redeemed within four years. The CDSC schedule for these shares is below:

================================================================================
   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
REDEMPTIONS WITHIN  1 YEAR    2 YEARS    3 YEARS   4 YEARS   5 YEARS    6 YEARS
--------------------------------------------------------------------------------
   CDSC              3.00%     2.00%      1.00%     1.00%     0.00%      0.00%
--------------------------------------------------------------------------------

The above schedule does not apply for shares of another Fund purchased after February 28, 1997. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional purchases of the newly purchased Fund will age at the higher CDSC schedule.

                                      Stagecoach Allocation Funds Prospectus  37

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

o By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

o    Through a brokerage account with an approved selling agent; or

o Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

o    $1,000 per Fund minimum initial investment; or

o    $100 per Fund minimum initial investment if you use the AutoSaver option.

o    $100 per Fund for all investments after your first.

o We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

38 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Important Information:


o Read this Prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800-222-8222.


o We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time. Any request we receive in proper form before the close of regular trading on the New York Stock Exchange is processed the same day. Requests we receive after the close are processed the next business day.


o As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


o We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

o We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.


o You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.

o Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.


o We reserve the right to cancel any purchase order or delay redemption if your check does not clear.

                                      Stagecoach Allocation Funds Prospectus  39

Your Account
--------------------------------------------------------------------------------

How to Buy Shares


The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
BY MAIL
================================================================================
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------
Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Stagecoach Strategic Growth Fund, Class B".
--------------------------------------------------------------------------------
You may start your account with $100 if you elect the AutoSaver option on the application.
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.
--------------------------------------------------------------------------------
Enclose the payment stub/card from your statement if available.
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------

================================================================================
BY WIRE
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------
Mail the completed application.
--------------------------------------------------------------------------------
You may also fax the completed application (with original to follow).
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
Fax to:
1-415-546-0280
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Instruct your wiring bank to transmit at least $100 according to the instructions given to the right. Be sure to have the wiring bank include your current account number and the name your account is registered in.
--------------------------------------------------------------------------------
Wire to:
Wells Fargo Bank, N.A.
San Francisco, California

Bank Routing Number:
121000248

Wire Purchase Account Number:
4068-000587

Attention:
Stagecoach Funds (Name of Fund and Share Class)

Account Name:
(Registration Name Indicated on Application)
--------------------------------------------------------------------------------

40 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
BY PHONE
================================================================================
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
--------------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:
o    transfer at least $1,000 from a linked settlement account, or
o exchange at least $1,000 worth of shares from an existing Stagecoach Fund. Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------
Call:
1-800-222-8222
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:
o    transfer at least $100 from a linked settlement account, or
o    exchange at least $100 worth of shares from another Stagecoach Fund.
--------------------------------------------------------------------------------
Call:
1-800-222-8222
--------------------------------------------------------------------------------


Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
BY MAIL
================================================================================
Write a letter stating your account registration, your account number, the
Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").
--------------------------------------------------------------------------------
Make sure all the account owners sign the request.
--------------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------
Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------

                                      Stagecoach Allocation Funds Prospectus  41

Your Account
--------------------------------------------------------------------------------

================================================================================
BY PHONE
================================================================================
Call Investor Services to request a redemption of at least $100.
Be prepared to provide your account number and Tax Identification Number.
--------------------------------------------------------------------------------
Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
--------------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------
Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
--------------------------------------------------------------------------------


Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.
--------------------------------------------------------------------------------
Call:
1-800-222-8222
--------------------------------------------------------------------------------


================================================================================
GENERAL NOTES FOR SELLING SHARES
================================================================================
We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the New York Stock Exchange are processed on the same business day.
--------------------------------------------------------------------------------


Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------
If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supercede the directions in this Prospectus.
--------------------------------------------------------------------------------


We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------

42 Stagecoach Allocation Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o You should carefully read the Prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

o If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

o If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

o If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

o Exchanges between Class B shares, between Class C shares or between either Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

o Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

o In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.


o You may make exchanges between like share classes. You may also exchange between A, B or C share classes and non-institutional class shares of a money market fund.

                                      Stagecoach Allocation Funds Prospectus  43

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

o AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Stagecoach Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

o Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

     o    must have a Fund account valued at $10,000 or more;

     o    must have distributions reinvested; and

     o    may not be simultaneously participate in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

o Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

o Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

o Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

44 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

o Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

--------------------------------------------------------------------------------
     Two Things to Keep In Mind About Distributions

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.
--------------------------------------------------------------------------------

Taxes


The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.


We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.


We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.


Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

Index Allocation Fund--Commenced operations on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. In February of 1997, the Fund changed its name

                                      Stagecoach Allocation Funds Prospectus  45

Additional Services and Other Information
--------------------------------------------------------------------------------

to the "Index Allocation Fund". On December 12, 1997, the Overland Express Fund was reorganized as a Fund of Stagecoach Funds. Performance for the period prior to December 15, 1997, reflects the performance of the Overland Fund. The Fund's manager has voluntarily waived or reimbursed expenses to the Fund; without these reduction, the Fund's performance would have been lower.

Asset Allocation and U.S. Government Allocation Funds--Financial information for fiscal periods prior to, and including, 1991 is based on the financial information for the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs and the Fixed-Income Strategy Fund of the Trust, which were reorganized into the Asset Allocation and U.S. Government Allocation Funds, respectively, on January 2, 1992. From the period from April 28, 1996 to December 15, 1997, the Asset Allocation Fund and the U.S. Government Allocation Fund invested all of their assets in Master Portfolios with corresponding investment objectives. The Funds no longer invest in a Master Portfolio. Currently, and for periods prior to April 28, 1996, the Funds invest directly in a portfolio of securities.

Share Class - This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Conversion of Class B shares - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies.

46 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Dealer Concessions and Rule 12b-1 fees - Stephens Inc., as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens Inc. also compensates selling agents for the sale of Class A shares of Index Allocation, Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the same Fund.

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

                                      Stagecoach Allocation Funds Prospectus  47

Organization and Management of the Funds
--------------------------------------------------------------------------------


A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.

About Stagecoach


Each Fund is one of 32 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.


The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

================================================================================
                                  SHAREHOLDERS
================================================================================

================================================================================
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
      Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

================================================================================
           DISTRIBUTOR &
        CO-ADMINISTRATOR                                  ADMINISTRATOR
================================================================================
          Stephens Inc.                                  Wells Fargo Bank
          111 Center St.                                 525 Market St.
          Little Rock, AR                                San Francisco, CA


          Markets the Funds,                             Manages the Funds'
          distributes shares,                            business activities
          and manages the Funds'
          business activities
--------------------------------------------------------------------------------

================================================================================
          TRANSFER AND                                      SHAREHOLDER
     DIVIDEND DISBURSING AGENT                            SERVICING AGENTS
================================================================================
          Wells Fargo Bank                               Various Agents
          525 Market St.
          San Francisco, CA

          Maintains records of                           Provide services
          shares and supervises                          to customers
          the paying of dividends
--------------------------------------------------------------------------------

================================================================================
                             INVESTMENT SUB-ADVISOR
================================================================================
       Barclay Global Fund Advisors 45 Freement Street San Francisco, CA
                    Manages the Fund's investment activities
--------------------------------------------------------------------------------

================================================================================
       INVESTMENT ADVISOR                           CUSTODIAN
================================================================================
 Wells Fargo Bank, 525 Market St.,          Wells Fargo Bank, 525 Market St.,
 San Francisco, CA                          San Francisco, CA

 Manages the Funds'                         Provides safekeeping for
 investment activities                      the Funds' assets
--------------------------------------------------------------------------------

================================================================================
                               BOARD OF DIRECTORS
================================================================================
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

48 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1997 Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:

--------------------------------------------------------------------------------
Asset Allocation Fund                                                  .36%
--------------------------------------------------------------------------------
Index Allocation Fund                                                  .70%
--------------------------------------------------------------------------------
U.S. Government Allocation Fund                                        .50%
--------------------------------------------------------------------------------

The Sub-Advisor

Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for each of the Funds. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank. As of September 30, 1997, BGFA managed or provided investment advice for assets aggregating in excess of $495 billion. For providing sub-advisory services to the Asset Allocation and Index Allocation Funds, BGFA is entitled to receive from Wells Fargo Bank .20% of each Fund's assets up to $500 million, .15% from $500 million to $1 billion, and .10% of assets in excess of $1 billion. For providing sub-advisory services to the U.S. Government Allocation Fund, BGFA is entitled to receive from Wells Fargo Bank .05% of the Fund's assets up to $100 million, .04%, from $100 million up to $150 million, and

                                      Stagecoach Allocation Funds Prospectus  49

Organization and Management of the Funds
--------------------------------------------------------------------------------

 .03% of the Fund's assets in excess of $150 million. The Funds paid BGFA the following for sub-advisory services for the last fiscal year:


--------------------------------------------------------------------------------
Asset Allocation Fund                                                  .20%
--------------------------------------------------------------------------------
Index Allocation Fund                                                  .28%
--------------------------------------------------------------------------------
U.S. Government Allocation Fund                                        .19%
--------------------------------------------------------------------------------


The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .04% of each Fund's assets for these services.

The Distributor and Co-Administrator


Stephens Inc. is the Fund's distributor and co-administrator. Stephens Inc. receives .02% of each Fund's assets for its role as co-administrator. Stephens Inc. also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.

Distribution Plan


We have adopted distribution plans for the Funds. For Class A shares of Asset Allocation and U.S. Government Allocation Funds, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of Index Allocation, Class B and Class C shares, these plans are used to pay for distribution-related services, including on-going compensation to selling agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The fees paid under these plans are as follows:


--------------------------------------------------------------------------------
                                               CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
Asset Allocation Fund                           .05%        .70%         N/A
--------------------------------------------------------------------------------
Index Allocation Fund                           .25%        .75%        .75%
--------------------------------------------------------------------------------
U.S. Government Allocation Fund                 .05%        .70%         N/A
--------------------------------------------------------------------------------


Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and

50 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:


--------------------------------------------------------------------------------
                                               CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
Asset Allocation Fund                           .30%        .30%         N/A
--------------------------------------------------------------------------------
Index Allocation Fund                           .25%        .25%         .25%
--------------------------------------------------------------------------------
U.S. Government Allocation Fund                 .30%        .30%         N/A
--------------------------------------------------------------------------------


                                       Stagecoach Allocation Funds Prospectus 51

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called the "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements prior to January 1, 1992.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gains (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.


52 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Average Commission Rate Paid-- The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions. This information is required only for fiscal years beginning after September 1, 1995.

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers, and excludes sales loads.


                                       Stagecoach Allocation Funds Prospectus 53

Glossary
--------------------------------------------------------------------------------

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve System which allows banks to process checks, transfer funds and perform other tasks.


Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally-sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security


A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Investment Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are


54 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Lehman Brothers 20+ Bond Index

An unmanaged index composed of U.S. Treasury bonds with 20 years or longer dates to maturity.

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single Fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified

Any fund that does not have a policy as described under "diversified" in this Glossary.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)
The NAV with the sales load added.


Repurchase Agreement


An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


                                       Stagecoach Allocation Funds Prospectus 55

Glossary
--------------------------------------------------------------------------------

Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.

Shareholder Servicing Agent

An entity appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.


S&P, S&P 500 Index


One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is one of the most commonly used indexes used to measure the equity market. It is composed of 500 companies representing a variety of economic sectors.

Statement of Additional Information


A document that supplements the disclosures made in this Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio


The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



56 Stagecoach Allocation Funds Prospectus
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

================================================================================

STAGECOACH FUNDS(R)

You may wish to review the following documents:

Statement of Additional Information

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report

provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


--------------------------------------------------------------------------------
STAGECOACH FUNDS:
--------------------------------------------------------------------------------
o    are not insured by the FDIC
o    are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the
     Bank
o    involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------
[RECYCLE LOGO]                                                    SC AAP (12/97)
Printed on recycled paper

December 15, 1997
-------------------------------------------------------------------------------

                                                           STAGECOACH FUNDS/R/


Stagecoach
        Equity Index Fund
Prospectus


Class A                        Please read this Prospectus and keep it for
                               future reference. It is designed to provide you
                               with important information and to help you
Investment Advisor             decide if the Fund's goals match your own.
and Administrator:
                               These securities have not been approved or
Wells Fargo Bank               disapproved by the U.S. Securities and Exchange
                               Commission, any state securities commission or
Investment Sub-Advisor         any other regulatory authority, nor have any of
                               these authorities passed upon the accuracy or
Barclays Global Fund           adequacy of this Prospectus. Any representation
Advisors                       to the contrary is a criminal offense.

Distributor and                Fund shares are NOT deposits or other
Co-Administrator:              obligations of, or issued, endorsed or
                               guaranteed by, Wells Fargo Bank, N.A. ("Wells
Stephens Inc.                  Fargo Bank"), Barclays Global Investors, N.A.,
                               or any of their affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation
                               ("FDIC"), the Federal Reserve Board or any other governmental agency. AN INVESTMENT IN THE
                               FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
                               LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    About This Prospectus
    ---------------------------------------------------------------------------

    What is a prospectus?


    A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

    What is different about this Prospectus?


    We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

    How is the Fund information organized?


    After important summary information and the expense fee table, the Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about the Fund can be found.


                Important information you should look for:


   [LOGO OF     Investment Objective and Investment Policies
    ARROW]


                What is the Fund trying to achieve? How do we intend to invest your money? Look for the arrow icon to find out.


   [LOGO OF     Permitted Investments
  PERCENTAGE

     SIGN] A summary of the Fund's key permitted investments and practices.

   [LOGO OF     Important Risk Factors
  EXCLAMATION

    POINT] What are key risk factors for this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

   [LOGO OF     Additional Fund Facts
   ADDITION
     SIGN]      Provides additional information about the Fund.


    What else do I need to understand this Fund?


    The Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Fund is also available on the SEC's website (http://www.sec.gov).


    Why is italicized print used throughout the Prospectus?


    Words appearing in italicized print and highlighted in color are defined in the Glossary.

--------------------------------------------------------------------------------

Table of Contents


                          Key Information                                 4


                          Summary of Expenses                             5

--------------------------------------------------------------------------------


The Fund                  Equity Index Fund                               6

This section contains     General Investment Risks                       10
important information
about the Fund.

--------------------------------------------------------------------------------

Your Account              Your Account                                   13

Turn to this section      Reduced Sales Charges                          14
for information on how
to open and maintain      How to Buy Shares                              17
your account, including
how to buy, sell and      Selling Shares                                 19
exchange Fund shares.
                          Exchanges                                      21

                          Additional Services and
                            Other Information                            22

--------------------------------------------------------------------------------


Reference                 Organization and
                            Management of the Fund                       26
Look here for details
on the organization       How to Read the Financial Highlights           29
of the Fund and
term definitions.         Glossary                                       31

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Equity Index Fund


The Fund described in this Prospectus seeks to approximate the total rate of return of substantially all the common stocks comprising the S&P 500 Index. The Fund's investment objective is fundamental and cannot be changed without a majority vote of the shareholders.

Should you consider investing in this Fund? Yes, if:

*       you are looking to add equity investments to your portfolio;
*       you are interested in adding an index investment to your portfolio;
*       you have an investment horizon of at least three to five years; and


* you are willing to accept the risks of equity investing, including the risk that share prices may rise and fall significantly.


You should not invest in this Fund if:

* you are looking for FDIC insurance coverage or guaranteed rates of return;
* are unwilling or unable to accept that you may lose money on your investment;


* you are unwilling or unable to accept the risks of investing in the securities markets;
*       you are looking for an actively managed equity fund; or
*       you are seeking monthly dividend income.

Who are "We"?


In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Fund" further explains how the Fund is organized.

Who are "You"?


In this Prospectus, "You" means the potential investor or the shareholder.


What is the "Fund"?


In this Prospectus the "Fund" refers to the Stagecoach Equity Index Fund.
The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.

Key Terms

"Index Funds" are mutual funds that attempt to match the total return of a particular index or list of securities. Index Funds are not "actively managed" in that individual securities are not analyzed by traditional methods.

Dividends

We pay dividends, if any, quarterly.


4   Stagecoach Equity Index Fund Prospectus

Equity Index Fund                       Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
Shareholder Transaction Expenses
================================================================================


These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Fund" for more details.
-------------------------------------------------------------------------------


                                                                  Equity Index
                                                                 --------------
                                                                    Class A
-------------------------------------------------------------------------------


Maximum sales charge on a purchase
  (as a percentage of offering price)                                4.50%
-------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                                                          None
-------------------------------------------------------------------------------
Maximum sales charge imposed on
  redemption                                                         None
-------------------------------------------------------------------------------
Exchange fees                                                        None
===============================================================================


   Annual Fund Operating Expenses (as a percentage of average net assets)
===============================================================================

Expenses shown have been restated to reflect contract amounts and amounts payable by the Fund. Expenses shown "after waivers and reimbursements" reflect voluntary fee waivers and reimbursements that may be discontinued without prior notice.
--------------------------------------------------------------------------------


                                                                  Equity Index
                                                                 ---------------
                                                                    Class A
--------------------------------------------------------------------------------


Management fee                                                       0.25%
--------------------------------------------------------------------------------


Other expenses
  (after waivers or reimbursements)                                  0.45%
--------------------------------------------------------------------------------


Total Fund Operating Expenses
  (after waivers or reimbursements)                                  0.70%
===============================================================================


Other expenses
  (before waivers or reimbursement)                                  0.51%
===============================================================================


Total Fund Operating Expenses
  (before waivers or reimbursements)                                 0.76%
===============================================================================


Example of Expenses - This Example is not a Representation of Past or Future
   Expenses, and Actual Expenses may be Higher or Lower than those Shown.
===============================================================================


You would pay the following expenses on a $1,000 investment       Equity Index
assuming a 5% annual return and that you redeem your shares      --------------
at the end of each period.                                          Class A
--------------------------------------------------------------------------------


1 year                                                               $52
--------------------------------------------------------------------------------


3 years                                                              $66
--------------------------------------------------------------------------------


5 years                                                              $82
--------------------------------------------------------------------------------


10 years                                                             $128
--------------------------------------------------------------------------------


                                   Stagecoach Equity Index Fund Prospectus   5

Equity Index Fund
--------------------------------------------------------------------------------


                Advisor:        Wells Fargo Bank
                Sub-Advisor:    Barclays Global Fund Advisors
--------------------------------------------------------------------------------
[LOGO OF        Investment Objective
  ARROW]
                The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the Standard & Poor's 500 Composite
                Stock Index (the "S&P 500").

                Investment Policies

                In attempting to approximate the total rate of return of the S&P 500, we use a statistical process known as "sampling." We select and hold a relative sample of the common stocks listed on the S&P 500 and attempt to achieve a 95% correlation between the price and total return performance of the S&P 500 and our investment results, before expenses. This correlation is sought regardless of market conditions.

                A precise duplication of the performance of the S&P 500 would mean that the net asset value of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We will regularly monitor the performance and composition of the S&P 500 and adjust the Fund's portfolio as necessary in order to achieve the 95% correlation.

--------------------------------------------------------------------------------


[LOGO OF        Permitted Investments
PERCENTAGE
  SIGN]         Under normal market conditions, we invest:

                * in a diversified portfolio of common stocks designed to provide a relative sample of the stocks listed on the S&P 500;

                * in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities; and

                * in interest-rate futures contracts, options on interest rate swaps and index swaps.

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other



6   Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------
                mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------


[LOGO OF        Important Risk Factors
EXCLAMATION
  POINT]        You should consider both the General Investment Risks listed on page 10 and the specific risks listed below. They are equally important to your investment choice.

                The Fund attempts is to match as closely as possible the total return of the S&P 500. Therefore, during periods when the S&P 500 is losing value, your investment will also lose value.

--------------------------------------------------------------------------------


[LOGO OF        Additional Fund Facts

ADDITION
  SIGN] The Standard & Poor's 500 Index is an index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. It is one of the most widely used benchmarks of U.S. equity performance.


                "Standard & Poor's Registered," "S & P Registered," "S & P 500Registered" and "Standard & Poor's 500" are trademarks of McGraw-Hill, Inc. The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


                For information on Fund fees and expenses, see "Summary of Expenses" on page 5.


                                   Stagecoach Equity Index Fund Prospectus   7

Equity Index Fund                       Financial Highlights


See "Historical Fund Information" on page 24.
--------------------------------------------------------------------------------


====================================================================================================================================
For a Share Outstanding
====================================================================================================================================
For the period ended:              Class A Shares - Commenced
                                   on January 25, 1984

                                   ------------------------------------------------------------------------------------------------
                                   Sept. 30,  March 31,   Sept. 30,    Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,
                                    1997/1/    1997/2/     1996/3/      1995        1994        1993         1992        1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                         $49.60      $46.24      $41.45      $31.42      $33.00      $31.40      $30.38      $23.60
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income               0.24        0.25        0.42        0.59        0.63        0.59        0.62        0.62
  Net realized and unrealized gain
    (loss) on investments            12.42        4.61        4.79        10.65      (0.50)       2.19        1.35        6.16
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations     12.66        4.86        5.21        11.24       0.13        2.78        1.97        6.78
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income                (0.24)      (0.25)      (0.42)       (0.59)     (0.63)      (0.59)      (0.62)       0.00
  Distributions from
    net realized gain                 0.00       (1.25)       0.00        (0.62)     (1.08)      (0.59)      (0.33)       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total from distributions             (0.24)      (1.50)      (0.42)       (1.21)     (1.71)      (1.18)      (0.95)       0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $62.02      $49.60      $46.24       $41.45     $31.42      $33.00      $31.40      $30.38
------------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)
  (loss)                             25.54%      10.63%      12.60%       35.99%      0.42%       8.91%       6.59%      28.72%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period
    (000s)                        $506,881    $406,739    $370,439     $327,208   $236,265    $258,327    $230,457    $204,926
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized):
  Ratio of expenses to average
    net assets/4/                     0.98%       0.97%       1.01%        0.96%      0.97%       0.97%       0.93%       0.97%
  Ratio of net investment to
    income to average net assets/4/   0.82%       1.02%       1.28%        1.59%      1.92%       1.81%       2.05%       2.30%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover/4/                    3%          2%          1%/5/        6%         7%          5%          4%          4%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)   $0.0280     $0.0266    $0.0248/5/        N/A        N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                 1.04%       1.07%       1.08%        1.00%      1.00%       0.99%       1.00%        N/A
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to
  waived fees and reimbursed
  expenses (loss)                     0.76%       0.92%       1.21%        1.55%      1.89%       1.79%       1.98%        N/A
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
Class A Share Calendar Year Returns                           1996         1995       1994        1993        1992        1991
====================================================================================================================================
These returns reflect fee waivers                            21.66%       35.99%      0.42%       8.91%       6.59%      28.72%
and reimbursements, do not reflect
sales loads and are not a guarantee
of future performance.
------------------------------------------------------------------------------------------------------------------------------------



/1/   Unaudited financial statements.


/2/   The Fund changed fiscal year-end from September 30 to March 31.


/3/   The Fund changed fiscal year-end from December 31 to September 30.>>



8   Stagecoach Equity Index Fund Prospectus

                          See "How to Read the Financial Highlights" on page 29.

--------------------------------------------------------------------------------


====================================================================================================================================
For a Share Outstanding
====================================================================================================================================
For the period ended:              Class A Shares - Commenced
                                   on January 25, 1984
                                   ------------------------------------------------------------------------------------------------
                                                              Dec. 31,       Dec. 31,         Dec. 31,    Dec. 31,
                                                               1990           1989             1988        1987
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                                                    $24.57          $18.93         $16.44        $15.93
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:                               0.64            0.60           0.57          0.45
  Net investment income
  Net realized and unrealized gain
    (loss) on investments                                       (1.61)           5.04           1.92          0.06
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (0.97)           5.64           2.49          0.51
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income                                            0.00            0.00           0.00          0.00
  Distributions from
    net realized gain                                            0.00            0.00           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                         0.00            0.00           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $23.60          $24.57         $18.93        $16.44
------------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)
  (loss)                                                        (3.95)%         29.79%         15.15%         3.20%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period
    (000s)                                                   $151,742        $153,126       $115,119      $119,155
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized):
  Ratio of expenses to average
    net assets/4/                                                0.97%           1.04%          1.02%         1.05%
  Ratio of net investment
    income to average net assets/4/                              2.71%           2.69%          3.17%         2.43%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover/4/                                               6%              6%             3%           12%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)                                  N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                                             N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to
  waived fees and reimbursed
  expenses (loss)                                                 N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
Class A Share Calendar Year Returns                           1990              1989            1988           1987
====================================================================================================================================
These returns reflect fee waivers                            -3.95%            29.79%          15.15%          3.20%
and reimbursements, do not reflect
sales loads and are not a guarantee
of future performance.
------------------------------------------------------------------------------------------------------------------------------------



/4/ Reflects activity of the Master Portfolio from April 28, 1996 through September 30, 1997.


/5/ Represents activity for the Fund's stand-alone period only. The portfolio turnover and average commission rates for the Corporate Stock master Portfolio for the Period from April 28, 1996 to September 30, 1996, were 3% and $0.0265, respectively.


                                     Stagecoach Equity Index Fund Prospectus   9

General Investment Risks
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

* Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

*        We cannot guarantee that we will meet our investment objectives.

* We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions such as selling agents or investment advisors, offer or promise to make good any such losses.

* Share prices-and therefore the value of your investment-will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.


* Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.


* An investment in a single Fund, by itself, does not constitute a complete investment plan.


The Fund invests in securities that involve particular kinds of risk.


*        The Fund invests in equities that are subject to equity market risk.
         This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.


* The Fund may invest a portion of its assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.


* The Fund may also use certain derivative instruments such as stock index futures and options on stock index futures. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of


10   Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------


         another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


What follows is a general list of the types of risks (some of which are described above) that apply to the Fund's investments and a table showing some of the additional investment practices that the Fund may use. Additional information about these practices is available in the Statement of Additional Information.


Counter-Party Risk - The risk that the other party in a repurchase agreement or the transaction will not fulfill its contract obligation.


Credit Risk - The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.


Experience Risk - The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.


Information Risk - The risk that information about a security is either unavailable, incomplete or is inaccurate.

Liquidity Risk - The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.


Market Risk - The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk - The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk - The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might be permit inappropriate trading practices.


                                  Stagecoach Equity Index Fund Prospectus   11

        -----------------------------------------------------------------------


        Investment Practice/Risk


        The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Policies section of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for the Fund or the Statement of Additional Information for more information on these practices.


        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" in the summary for the Fund. You should also see the Statement of Additional Information for additional discussion information about the investment practices and risks particular to the Fund.


        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

        -----------------------------------------------------------------------


                                                              Equity Index
================================================================================


INVESTMENT PRACTICE:                                RISK:
================================================================================
Other Mutual Funds


The temporary investment in shares of another       Market Risk               *
mutual fund.  A pro rata portion of the other
fund's expenses, in addition to the expenses
paid by the Fund, will be borne by Fund
shareholders.
--------------------------------------------------------------------------------
Options


The right or obligations to receive or deliver      Credit, information
a security or cash payments depending on the        and Liquidity Risk
security's price or the performance of
an index or benchmark.
  ------------------------------------------------------------------------------
  Stock Index Futures                                                         *
  Options on Stock Index Futures                                              *
  Index Swaps                                                                 *
  Interest rate futures                                                       *
  Interest Rate Futures                                                       *
  Interest Rate Swaps                                                         *
--------------------------------------------------------------------------------
Privately Issued Securities

Securities that are not publicly traded but         Liquidity Risk            *
which may be resold in accordance with Rule
144A of the Securities Act of 1933.
--------------------------------------------------------------------------------


Loans of Portfolio Securities


The practice of loaning securities to brokers,      Credit and                *
dealers and financial and institutions              Counter-Party Risk
to increase return on those securities. Loans
may be made in accordance with existing
investment policies. Limited to  33 1/3% of assets.
--------------------------------------------------------------------------------


Borrowing Policies


The ability to borrow an equivalent of 20%          Counter-Party Risk        *
of assets from banks for temporary purposes
to meet shareholder redemptions.
--------------------------------------------------------------------------------
Illiquid Securities


A security that cannot be readily sold, or          Liquidity Risk            *
cannot be readily sold without negatively
affecting the fair price.
--------------------------------------------------------------------------------

12   Stagecoach Equity Index Fund Prospectus

Your Account
--------------------------------------------------------------------------------


Class A Shares of the Equity Index Fund are available at the Public Offering Price. This section tells you how to open an account and how to buy, sell or exchange shares once your account is open.

You can buy Fund shares:

* By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

*        Through a brokerage account with an approved selling agent; or

* Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

*        $1,000 minimum initial investment, or

*        $100 minimum initial investment if you use the AutoSaver option.

*        $100 for all investments after your first.

* We may waive the minimum for Fund shares you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.


To buy Class A shares:


*        you pay the Public Offering Price (POP) which is the Net Asset Value
         (NAV) plus the applicable sales charge.


* sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.


========================================================================================================
            Class A Shares Listed in This Prospectus have the Following Charge schedule:
========================================================================================================
  Amount          Front-End Sales Charge as     Front-End Sales Charge as       Dealer Allowance as %
of Purchase       % of Public Offering Price    % of Net Amount Invested        of Public Offering Price
--------------------------------------------------------------------------------------------------------
Less than $50,000         4.50%                         4.71%                           4.00%
--------------------------------------------------------------------------------------------------------
$50,000 to $99,999        4.00%                         4.17%                           3.55%
--------------------------------------------------------------------------------------------------------
$100,000 to $249,000      3.50%                         3.63%                           3.125%
--------------------------------------------------------------------------------------------------------
$250,000 to $499,999      2.50%                         2.56%                           2.00%
--------------------------------------------------------------------------------------------------------
$500,000 to $999,999      2.00%                         2.04%                           1.75%
--------------------------------------------------------------------------------------------------------
$1,000,000 and over1      0.00%                         0.00%                           1.00%
--------------------------------------------------------------------------------------------------------



/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

                                    Stagecoach Equity Index Fund Prospectus   13

Reduced Sales Charges
--------------------------------------------------------------------------------


Class A Share Reductions:


* You pay no sales charges on Fund shares you buy with reinvested distributions.


* You pay a lower sales charge if you are investing an amount over a breakpoint level. See the schedule above.


* By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


* Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.


* If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.


* You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo acts as trustee provided the distribution occurred within the last 30 days.


If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.


You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:


* a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;


14   Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------


*        a trustee or fiduciary purchasing for a single fiduciary relationship;
         or


* the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

        ------------------------------------------------------------------------


        How a Letter of Intent Can Save You Money!


        If you plan to invest, for example, $100,000 in the Equity Index Fund, in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next
        $49,999!
        ------------------------------------------------------------------------


Waivers for Certain Parties


If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:


*       Current and retired employees, directors and officers of:

        *        Stagecoach Funds and its affiliates;
        *        Wells Fargo Bank and its affiliates;
        *        Stephens Inc. and its affiliates; and
        *        Broker-Dealers who act as selling agents.


* The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.


You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.


We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you


                                    Stagecoach Equity Index Fund Prospectus   15

Important Information
--------------------------------------------------------------------------------

must read the directions for that account. These directions may supersede the terms and conditions discussed here.

Important Information:


* Read this Prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800-222-8222.


* We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time. Any request we receive in proper form before the close of regular trading on the New York Stock Exchange is processed the same day. Requests we receive after the close are processed the next business day.


* As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


* We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.


* We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.


* You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.

* Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.


* We reserve the right to cancel any purchase order or delay redemption if your check does not clear.


16   Stagecoach Equity Index Fund Prospectus

How to Buy Shares
--------------------------------------------------------------------------------

How to Buy Shares:


The following section explains how you can buy Fund shares directly from Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
By Mail
================================================================================
If you are buying shares for the first time:
--------------------------------------------------------------------------------
Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.


Enclose a check for at least $1,000 made                    Mail to:
out in the full name and share class of                     Stagecoach Funds
the Fund. For example, "Stagecoach                          PO Box 7066
Equity Index Fund, Class A".                                San Francisco, CA
                                                            94120-9201
You may start your account with $100
if you elect the AutoSaver option on
the application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you are buying additional shares:
--------------------------------------------------------------------------------
Make a check payable to the full name and


share class of your Fund for at least $100.                 Mail to:
Be sure to write your account number on the                 Stagecoach Funds
check as well.                                              PO Box 7066
                                                            San Francisco, CA
Enclose the payment stub/card from your                     94120-9201
statement if available.
--------------------------------------------------------------------------------

================================================================================
By Wire
================================================================================


If you are buying shares for the first time:
--------------------------------------------------------------------------------
If you do not currently have an account, complete a Stagecoach Funds application.

You must wire at least $1,000. Be sure to                   Mail to:
indicate the Fund name and the share class                  Stagecoach Funds
into which you intend to invest.                            PO Box 7066
                                                            San Francisco, CA
Mail the completed application.                             94120-9201
                                                            Fax to:
You may also fax the completed application                  1-415-546-0280
(with original to follow).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


If you are buying additional shares:
--------------------------------------------------------------------------------


Instruct your wiring bank to transmit           Wire to:
at least $100 according to the instructions     Wells Fargo Bank, N.A.
given to the right. Be sure to have the         San Francisco, California
wiring bank include your current account        Bank Routing Number:
number and the name your account is             121000248
registered in.                                  Wire Purchase Account Number:
                                                4068-000587
                                                Attention: Stagecoach Funds
                                                (Name of Fund and Share Class)
                                                Account Name: (Registration
                                                Name Indicated on
                                                Application)
--------------------------------------------------------------------------------


                                    Stagecoach Equity Index Fund Prospectus   17

How to Buy Shares
--------------------------------------------------------------------------------

================================================================================
By Phone
================================================================================
If you are buying shares for the first time:
--------------------------------------------------------------------------------
You can only make your first purchase
of a Fund by phone if you already have
an existing Stagecoach Account.


Call Investor Services and instruct the                     Call:
representative to either:                                   1-800-222-8222

*       transfer at least $1,000 from a
        linked settlement account, or
*       exchange at least $1,000 worth of
        shares from an existing Stagecoach
        Fund. Please see "Exchanges" for
        special rules.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
if you are buying additional shares:
--------------------------------------------------------------------------------
Call Investor Services and instruct
the representative to either:

*       transfer at least $100 from a


        linked settlement account, or                       Call:
                                                            1-800-222-8222
*       exchange at least $100 worth of
        shares from another Stagecoach Fund.
--------------------------------------------------------------------------------


18   Stagecoach Equity Index Fund Prospectus

Selling Shares
--------------------------------------------------------------------------------

Selling Shares:


The following section explains how you can sell shares held directly through an account with Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
By Mail
================================================================================
Write a letter stating your account
registration, your account number, the
Fund you wish to redeem and the dollar
amount ($100 or more) of the redemption
you wish to receive (or write "Full
Redemption").

Make sure all the account owners sign
the request.

You may request that redemption proceeds
be sent to you by check, by ACH transfer
into a bank account, or by wire ($5,000
minimum). Please call Investor Services                     Mail to:
regarding requirements for linking bank                     Stagecoach Funds
accounts or for wiring funds.  We reserve                   PO Box 7066
the right to charge a fee for wiring                        San Francisco, CA
funds although it is not currently our                      94120-9201
practice to do so.

Signature Guarantees are required for
mailed redemption requests over $5000.
You can get a signature guarantee at
financial institutions such as a bank
or brokerage house. We do not accept
notarized signatures.
--------------------------------------------------------------------------------

================================================================================
By Phone
================================================================================
Call Investor Services to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification
Number.

Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

You may request that redemption proceeds
be sent to you by check, by transfer
into an ACH-linked bank account, or
by wire ($5,000 minimum). Please call
Investor Services regarding requirements
for linking bank accounts or for wiring                     Call:
funds.  We reserve the right to charge                      1-800-222-8222
a fee for wiring funds although it is
not currently our practice to do so.

Telephone privileges are automatically
made available to you unless you
specifically decline them on your
application or subsequently in writing.


Phone privileges allow us to accept
transaction instructions by anyone
representing themselves as the
shareholder and who provides reasonable
confirmation of their identity,
such as providing the Taxpayer
Identification Number on the account.
We will not be liable for any losses
incurred if we follow telephone
instructions we reasonably believe
to be genuine.
--------------------------------------------------------------------------------


                                    Stagecoach Equity Index Fund Prospectus   19

Selling Shares
--------------------------------------------------------------------------------

================================================================================
Through your selling agent
================================================================================
You may request to sell shares through your selling agent (for example, a broker) or through a packaged investment product or retirement plan. You must check with your selling agent to determine any special procedures, rules or regulations they may have in place governing such transactions.
--------------------------------------------------------------------------------
Generally speaking, transaction minimums and transaction times still apply.
--------------------------------------------------------------------------------

================================================================================
General notes for selling shares
================================================================================


We process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the New York Stock Exchange are processed on the same business day.

--------------------------------------------------------------------------------


We determine the NAV each day as of the close of the New York Stock
Exchange, which is generally 1:00 PM Pacific Time.
--------------------------------------------------------------------------------


Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------


If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
--------------------------------------------------------------------------------


We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that proceeds invested by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------


Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


20   Stagecoach Equity Index Fund Prospectus

Exchanges
--------------------------------------------------------------------------------


Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


* You should carefully read the Prospectus for the Fund into which you wish to exchange.


* Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.


* If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).



* If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.


* Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.


* If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.


* Exchanges between Class B shares, between Class C shares or between either Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.


* Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.


* In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.


* You may make exchanges between like share Classes. You may also exchange between A, B or C share classes and non-institutional class shares of a money market fund.


                                    Stagecoach Equity Index Fund Prospectus   21

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

* AutoSaver - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Stagecoach Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

* Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

        *        must have a Fund account valued at $10,000 or more;


        *        must have distributions reinvested; and


        *        may not simultaneously participate in an AutoSaver Plan.


It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

* Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

* Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

* Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.


22   Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

* Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

        ------------------------------------------------------------------------


        Two Things to Keep In Mind About Distributions

        Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

        ------------------------------------------------------------------------

Taxes


The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.


We will pass on to you net investment income and net short-term capital gains earned by the Fund as dividend distributions. These are taxable to you as ordinary income.


We will pass on to you any net capital gains earned by the Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.


Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents also will be subject to back-up withholding.


                                    Stagecoach Equity Index Fund Prospectus   23

Additional Services and Other Information
--------------------------------------------------------------------------------


Historical Fund Information


From the period from April 28, 1996 to December 15, 1997, the Fund invested all of its assets in a Master Portfolio with a corresponding investment objective; the Fund no longer invests in a Master Portfolio. Currently, and for periods prior to April 28, 1996, the Fund invests directly in a portfolio of securities. Performance information for periods prior to January 1, 1992, reflects the performance of the Equity Index Fund of the Wells Fargo Investment Trust for Retirement Programs. The Fund's manager has voluntarily waived fees or reimbursed expenses to the Fund; without these reductions the Fund's performance would have been lower.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other types of accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.


Dealer Concessions - Stephens Inc., as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the dealer allowance to the selling agent, if any.


Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues is available in the Statement of Additional Information for the Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.


24   Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Fund and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.


Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


                                    Stagecoach Equity Index Fund Prospectus   25

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Stagecoach


The Fund is one of 32 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.


The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the following diagram. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members or amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of the Fund class on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.


26   Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

                                 Shareholders
-------------------------------------------------------------------------------------
                  Financial Services Firms and Selling Agents
--------------------------------------------------------------------------------------
     Advise current and prospective shareholders on their Fund investments
=======================================================================================
                                            Transfer and
 Distributor &                           Dividend Disbursing             Shareholder
Co-administrator       Administrator           Agent                   Servicing Agents
========================================================================================
Stephens Inc.            Wells Fargo Bank     Wells Fargo Bank         Various Agents
111 Center St.           525 Market St.       525 Market St.
Little Rock, AR          San Francisco, CA    San Francisco, CA

Markets the Fund,        Manages the Fund's   Maintains records of     Provide services
distributes shares,      business activities  shares and supervises    to customers
and manages the Fund's                        the paying of dividends
business activities
----------------------------------------------------------------------------------------
========================================================================================
              Investment Advisor                            Custodian
========================================================================================
Wells Fargo Bank, 525 Market St.,                  Wells Fargo Bank, 525 Market St.,
San Francisco, CA                                  San Francisco, CA

Manages the Fund's investment activities           Provides safekeeping for the Fund's
                                                   assets
----------------------------------------------------------------------------------------
========================================================================================
                                Investment Sub-Advisor
========================================================================================
           Barclay's Global Fund Advisors, 45 Fremont Street, San Francisco, CA
                        Manages the Fund's investment activities
----------------------------------------------------------------------------------------
========================================================================================
                                 Board of Directors
========================================================================================
                           Supervises the Fund's activities
----------------------------------------------------------------------------------------


The Investment Advisor


Wells Fargo Bank is the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1997 Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Fund paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended March 31, 1997:

--------------------------------------------------------------------------------
                                                                    Class A
--------------------------------------------------------------------------------

Equity Index Fund                                                      .46%
--------------------------------------------------------------------------------


                                    Stagecoach Equity Index Fund Prospectus   27

Organization and Management of the Fund
--------------------------------------------------------------------------------

The Sub-Advisor

Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Fund. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank. As of September 30, 1997, BGFA managed or provided investment advice for assets aggregating in excess of $495 billion. For its sub-advisory services, BGFA is entitled to receive from Wells Fargo Bank .02% of the Fund's assets up to $500 million and .01% of the Fund's assets in excess of $500 million. The Fund paid BGFA the following for sub-advisory services for the fiscal period ended March 31, 1997:

--------------------------------------------------------------------------------
                                                                       Class A
--------------------------------------------------------------------------------
Equity Index Fund                                                       .09%
--------------------------------------------------------------------------------

The Administrator


Wells Fargo Bank is the administrator of the Fund.  Wells Fargo Bank is paid
 .04% of the Fund's assets for this service.

The Distributor and Co-Administrator


Stephens Inc. is the Fund's distributor and co-administrator. Stephens Inc. receives .02% of the Fund's assets for its role as co-administrator. Stephens Inc. also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Fund's shares.

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Fund. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.


For these services the Fund pays as follows:

--------------------------------------------------------------------------------
                                                                   Class A
--------------------------------------------------------------------------------

Equity Index Fund                                                     .25%
--------------------------------------------------------------------------------


28   Stagecoach Equity Index Fund Prospectus

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of the Fund there is a chart showing important financial information about the Fund. The chart is called "Financial Highlights" and is designed to help you understand the past performance of the Fund. The Financial Highlights, except as indicated, were audited by KPMG Peat Marwick LLP. The financial statements are included in the Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for periods prior to January 1, 1992.


Here is an explanation of some terms that will help you read these charts.


Net Asset Value (NAV) - The net value of one share of a class of the Fund. See the Glossary for a fuller definition.


Net Investment Income - Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."


Net Realized and Unrealized Gain (Loss) on Investments - We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."


Net Assets - The value of the investments in the Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.


Ratio of Expenses to Average Net Assets - This ratio reflects the amount paid by the Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.


Ratio of Net Investment Income (Loss) to Average Net Assets - This ratio is the result of dividing net investment income (or loss) by average net assets.



                                    Stagecoach Equity Index Fund Prospectus   29

--------------------------------------------------------------------------------

Average Commission Rate Paid - The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions. This information is required only for fiscal years beginning after September 1, 1995.


Portfolio Turnover - Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.


Total Return - The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


30   Stagecoach Equity Index Fund Prospectus

Glossary
--------------------------------------------------------------------------------

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.


American Depository Receipts (ADRs)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.


Annual Report


A document that provides certain financial and other information for the most recent reporting period and the Fund's portfolio of investments.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation


The increase in the value of a security. See also "total return".

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".

Capital Structure


Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Convertible Debt Securities


Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.


                                    Stagecoach Equity Index Fund Prospectus   31

Glossary
--------------------------------------------------------------------------------

Diversified


A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities, other investment companies, and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

FDIC


The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security


A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.


Interest Rate Futures


The agreement to buy or sell a finance instrument or cash at a particular time and price based on movements in interest rate. Unlike Options, in which the holder may or may not execute the right, a futures contract must be fulfilled.


Interest Rate Swaps


Involve the exchange between parties of their respective commitments to pay or receive interest.


Interest Swaps


The exchange with another party of cash flows based on the performance of an index of securities or a portion of an index that usually includes dividends or income.

Liquidity


The ability to readily sell a security at its fair price.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified

Any fund that does not have a policy as described under "Diversified" in this Glossary.


32   Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

Options


An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)

The NAV with the sales load added.


Repurchase Agreements


An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent


A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.

Shareholder Servicing Agent

An entity appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.


S&P 500 Index


An unmanaged Index of Stocks comprised of 500 companies, including industrial, financial, utility and transportation companies.

Statement of Additional Information


A document that supplements the disclosures made in the Prospectus.


Stock Index Futures & Options on Stock Index Futures


A Stock Index Future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.


Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.


                                    Stagecoach Equity Index Fund Prospectus   33

Glossary
--------------------------------------------------------------------------------

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


34   Stagecoach Equity Index Fund Prospectus

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

        ------------------------------------------------------------------------

        STAGECOACH FUNDS/R/

        You may wish to review the following documents:


        Statement of Additional Information supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

        Annual/Semi-Annual Report

        provides certain financial and other important information for the most recent reporting period and the Fund's portfolio of investments.

        These are available free of
        charge by calling

        1-800-222-8222, or from


        Stagecoach Funds
        PO Box 7066
        San Francisco, CA
        94120-7066





        ========================================================================
                    STAGECOACH FUNDS:
        ------------------------------------------------------------------------

                *  are not insured by the FDIC

                * are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank

                * involve investment risk, including possible loss of principal.

        ========================================================================

        [LOGO OF RECYCLED PAPER]                                 SC IX P (12/97)
        Printed on Recycled Paper

        ------------------------------------------------------------------------

December 15, 1997

================================================================================

                                                             STAGECOACH FUNDS(R)

Stagecoach
         Equity Funds
Prospectus


Balanced Fund                      Please read this Prospectus and keep it for
                                   future reference. It is designed to provide
Diversified Equity                 you with important information and to help
Income Fund                        you decide if a Fund's goals match your own.

Equity Value Fund

Growth Fund                        These securities have not been approved or
                                   disapproved by the U.S. Securities and
Small Cap Fund                     Exchange Commission, any state securities
                                   commission or any other regulatory authority,
Strategic                          nor have any of these authorities passed upon
Growth Fund                        the accuracy or adequacy of this Prospectus.
                                   Any representation to the contrary is a
Class A, Class B and               criminal offense.
Class C

                                   Fund shares are NOT deposits or other
                                   obligations of, or issued, endorsed or
Investment Advisor                 guaranteed by, Wells Fargo Bank, N.A. ("Wells
and Administrator:                 Fargo Bank"), or any of its affiliates. Fund
                                   shares are NOT insured or guaranteed by the
Wells Fargo Bank                   U.S. Government, the Federal Deposit
                                   Insurance Corporation ("FDIC"), the Federal
Distributor and                    Reserve Board or any other governmental
Co-Administrator:                  agency. AN INVESTMENT IN A FUND INVOLVES
                                   CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
Stephens Inc.                      PRINCIPAL.

================================================================================

================================================================================


About This Prospectus

--------------------------------------------------------------------------------


What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.


What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.


How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.


                                   Important information you should look
                                   for:

--------------------------------------------------------------------------------


[GRAPHIC]                          Investment Objective and Investment Policies
                                   What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.

--------------------------------------------------------------------------------


[GRAPHIC]                          Permitted Investments
                                   A summary of the Fund's key permitted
                                   investments and practices.

--------------------------------------------------------------------------------


[GRAPHIC]                          Important Risk Factors
                                   What are key risk factors for this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

--------------------------------------------------------------------------------


[GRAPHIC]                          Additional Fund Facts
                                   Provides additional information about the
                                   Fund.

--------------------------------------------------------------------------------


Why is italicized print used throughout this Prospectus?


Words appearing in italicized print and highlighted in color are defined in the Glossary.


What else do I need to understand these Funds?


Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Funds is also available on the SEC's website (http://www.sec.gov).

================================================================================

Table of Contents

                               Key Information                               4
                               Summary of Expenses                           6

--------------------------------------------------------------------------------


The Funds                      Balanced Fund                                10
This section contains          Diversified Equity Income Fund               14
important information          Equity Value Fund                            18
about the individual           Growth Fund                                  22
Funds.                         Small Cap Fund                               26
                               Strategic Growth Fund                        30
                               General Investment Risks                     34

--------------------------------------------------------------------------------


Your Account                   A Choice of Share Classes                    38
Turn to this section for       Reduced Sales Charges                        41
information on how to          Your Account                                 45
open and maintain              How to Buy Shares                            47
your account, including        Selling Shares                               48
how to buy, sell and           Exchanges                                    50
exchange Fund shares.          Additional Services and
                                  Other Information                         51

--------------------------------------------------------------------------------


Reference                      Organization and
Look here for                     Management of the Funds                   56
details on the                 How to Read the Financial Highlights         60
organization of                Glossary                                     62
the Funds and
term definitions.

Key Information

--------------------------------------------------------------------------------

Summary of the Stagecoach Equity Fund


The Funds described in this Prospectus invest primarily in equity securities, except as indicated. As described, they may seek long-term capital appreciation, total return, current income or a combination of these objectives. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.


Should you consider investing in these Funds? Yes, if:

o    you are looking to add equity investments to your portfolio;

o    you have an investment horizon of at least three to five years; and

o you are willing to accept the risks of equity investing, including the risk that share prices may rise and fall significantly.

You should not invest in these Funds if:

o    you are looking for FDIC insurance coverage or guaranteed rates of return;

o you are unwilling or unable to accept that you may lose money on your investment;

o    you are unwilling to accept the risks involved in the securities markets;
     or

o    you are seeking monthly dividend income.


Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.


Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.


What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.


Dividends

We pay dividends, if any, quarterly for the Funds listed in this Prospectus except for the Small Cap and Strategic Growth Funds, which pay annual dividends.



4    Stagecoach Equity Funds Prospectus

This page intentionally left blank

--------------------------------------------------------------------------------

Equity Funds      Summary of Expenses

--------------------------------------------------------------------------------

================================================================================

SHAREHOLDER TRANSACTION EXPENSES
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
"Organization and Management of the Funds" for more details.

--------------------------------------------------------------------------------
                                              Balanced Fund   Diversified Equity
                                                                 Income Fund
                                             -----------------------------------
                                             CLASS A CLASS B   CLASS A  CLASS B
--------------------------------------------------------------------------------
Maximum sales charge on a purchase
  (as a percentage of offering price)         5.25%   None      5.25%    None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                                   None    None      None     None
--------------------------------------------------------------------------------
Maximum sales charge on a:
  Redemption during first year                None    5.00%     None     5.00%
  Redemption after first year                 None    None      None     4.00%
--------------------------------------------------------------------------------
Exchange fees                                 None    None      None     None
================================================================================




ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
Expenses shown "after waivers" reflect amounts paid by each Fund during the prior fiscal period. They have been restated to reflect current expenses and fee waivers. Expenses shown "before waivers" reflect contract amounts and amounts paid during the prior fiscal period. Expense waivers and reimbursements are voluntary and may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------
                                              Balanced Fund   Diversified Equity
                                                                 Income Fund
                                             -----------------------------------
                                             CLASS A CLASS B   CLASS A  CLASS B
--------------------------------------------------------------------------------
Rule 12b-1fee                                 0.10%   0.75%     0.05%    0.70%
--------------------------------------------------------------------------------
Management fee
  (after waivers)                             0.54%   0.54%     0.50%    0.50%
--------------------------------------------------------------------------------
Other expenses
  (after waivers or reimbursements)           0.63%   0.63%     0.64%    0.63%
================================================================================
TOTAL FUND OPERATING EXPENSES
  (after waivers or reimbursements)           1.27%   1.92%     1.19%    1.83%
================================================================================
Management fee
  (before waivers)                            0.60%   0.60%     0.50%    0.50%
--------------------------------------------------------------------------------
Other expenses
  (before waivers or reimbursements)          0.60%   6.50%     0.62%    0.67%
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
  (before waivers or reimbursements)          1.30%   7.85%     1.17%    1.87%
--------------------------------------------------------------------------------



6    Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


========================================================================================

========================================================================================







----------------------------------------------------------------------------------------
Equity Value Fund     Growth Fund          Small Cap Fund        Strategic Growth Fund

----------------------------------------------------------------------------------------
 CLASS A CLASS B    CLASS A  CLASS B   CLASS A CLASS B CLASS C   CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------

  5.25%   None       5.25%    None      5.25%   None    None      5.25%   None    None
----------------------------------------------------------------------------------------

  None    None       None     None      None    None    None      None    None    None
----------------------------------------------------------------------------------------

  None    5.00%      None     5.00%     None    5.00%   1.00%     None    5.00%   1.00%
  None    4.00%      None     4.00%     None    4.00%   None      None    4.00%   None
----------------------------------------------------------------------------------------
  None    None       None     None      None    None    None      None    None    None
----------------------------------------------------------------------------------------











----------------------------------------------------------------------------------------
Equity Value Fund     Growth Fund          Small Cap Fund        Strategic Growth Fund

----------------------------------------------------------------------------------------
 CLASS A CLASS B    CLASS A  CLASS B   CLASS A CLASS B CLASS C   CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------
  0.10%   0.75%      0.05%    0.70%     0.10%   0.75%   0.75%     0.10%   0.75%   0.75%
----------------------------------------------------------------------------------------

  0.50%   0.50%      0.50%    0.50%     0.60%   0.60%   0.60%     0.50%   0.50%   0.50%
----------------------------------------------------------------------------------------

  0.57%   0.57%      0.56%    0.58%     0.65%   0.75%   0.75%     0.68%   0.75%   0.75%
========================================================================================

  1.17%   1.82%      1.11%    1.78%     1.35%   2.10%   2.10%     1.28%   2.00%   2.00%
========================================================================================

  0.50%   0.50%      0.50%    0.50%     0.60%   0.60%   0.60%     0.50%   0.50%   0.50%
----------------------------------------------------------------------------------------

  0.52%   0.94%      0.59%    0.69%     1.44%   2.20%   1.54%     0.70%   0.79%   0.75%
----------------------------------------------------------------------------------------

  1.12%   2.19%      1.14%    1.89%     2.14%   3.55%   2.89%     1.30%   2.04%   2.00%
----------------------------------------------------------------------------------------



                                       Stagecoach Equity Funds Prospectus     7

--------------------------------------------------------------------------------


================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the following expenses on a     Balanced Fund   Diversified Equity
$1,000 investment assuming a 5% annual                           Income Fund
return and that you redeem your shares at    -----------------------------------
the end of each period.                      CLASS A CLASS B   CLASS A  CLASS B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 YEAR                                         $65     $69       $64      $69
--------------------------------------------------------------------------------
3 YEARS                                        $91     $90       $88      $88
--------------------------------------------------------------------------------
5 YEARS                                       $119    $124      $114     $119
--------------------------------------------------------------------------------
10 YEARS                                      $198    $191      $189     $182
================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the following expenses on a     Balanced Fund   Diversified Equity
$1,000 investment assuming a 5% annual                           Income Fund
return and that you do not redeem your       -----------------------------------
shares at the end of each period.            CLASS A CLASS B   CLASS A  CLASS B
--------------------------------------------------------------------------------
1 year                                        $65      $19       $64      $19
--------------------------------------------------------------------------------
3 YEARS                                       $91      $60       $88      $58
--------------------------------------------------------------------------------
5 YEARS                                      $119     $104      $114      $99
--------------------------------------------------------------------------------
10 YEARS                                     $198     $191      $189     $182
--------------------------------------------------------------------------------



8    Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


========================================================================================


========================================================================================
Equity Value Fund     Growth Fund          Small Cap Fund        Strategic Growth Fund

----------------------------------------------------------------------------------------
 CLASS A CLASS B    CLASS A  CLASS B   CLASS A CLASS B CLASS C   CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 $64       $68        $63      $68       $66     $71     $31       $65     $70     $31
----------------------------------------------------------------------------------------
 $88       $87        $86      $86       $93     $96     $66       $92     $93     $63
----------------------------------------------------------------------------------------
$113      $119       $110     $116      $123    $133    $113      $120    $128    $108
----------------------------------------------------------------------------------------
$187      $180       $181     $175      $206    $205    $243      $201    $196    $233
========================================================================================


========================================================================================
Equity Value Fund     Growth Fund          Small Cap Fund        Strategic Growth Fund

----------------------------------------------------------------------------------------
 CLASS A CLASS B    CLASS A  CLASS B   CLASS A CLASS B CLASS C   CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------
 $64       $18        $63      $18       $66     $21     $21       $65     $21     $21
----------------------------------------------------------------------------------------
 $88       $57        $86      $56       $93     $66     $66       $92     $63     $63
----------------------------------------------------------------------------------------
$113       $99       $110      $96      $123    $113    $113      $120    $108    $108
----------------------------------------------------------------------------------------
$187      $180       $181     $175      $206    $205    $243      $201    $196    $233
----------------------------------------------------------------------------------------



                                        Stagecoach Equity Funds Prospectus     9

Balanced Fund

--------------------------------------------------------------------------------

         Portfolio Managers:        Rex Wardlaw (since 2/97)
                                    Tamyra Thomas (since 9/96)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Balanced Fund seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

                              Investment Policies

                              We pursue a balanced and diversified investment approach by investing generally between 30% and 70% of our assets in common stocks and the remainder in fixed-income securities. By actively managing both the equity and fixed-income portion of the Fund's portfolio and the allocation mix, we hope to achieve a high total return, including both distributions and growth in share values. We invest the equity portion of our portfolio in equity securities that we believe are selling for less than their intrinsic or true value and that generally exhibit the following characteristics: above-average financial strength, a strong position in their industry and a history of steady profit growth. We invest the fixed-income portion of our portfolio in corporate bonds, commercial paper, and mortgage-backed and asset-backed securities based on their relatively greater stability of income and principal.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, we invest:

                              o between 30% and 70% of our assets in common stocks, with the remainder invested in debt securities.

                              Under normal market conditions we invest the equity portion of the Fund's portfolio in:

                              o both large, well-established companies and smaller companies with market capitalization exceeding $50 million; and

                              o in foreign companies through American Depository Receipts and similar instruments, up to 25% of total assets.

                              Under normal market conditions we invest the fixed-income portion of the Fund's portfolio in:

                              o commercial paper rated "A-2" (S&P) or "Prime-2" (Moody's) or better;

                              o corporate debt securities rated "BBB" (S&P) or "Baa" (Moody's) or better; and


10   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


                              o mortgage-backed and asset-backed securities rated "AA" (S&P) or "Aa" (Moody's) or better.

                              We may also invest in zero coupon bonds.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below. They are equally important to your investment choice.


                              Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective attempts to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility. Also, stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts

                              Tamyra Thomas is the manager of the income portion of the Fund and Rex Wardlaw is the manager of the equity portion. They jointly determine the portfolio's asset allocation.

                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                        Stagecoach Equity Funds Prospectus    11

Balanced Fund                Financial Highlights


See "Historical Fund Information" on page 52.


------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

FOR A SHARE OUTSTANDING
====================================================================================================================================

For the period ended:                                   CLASS A SHARES -- COMMENCED

                                                        ON JULY 2, 1990

                                                        ---------------------------------------------------------------
                                                        Sept. 30,        March 31,        Sept. 30,       Sept. 30,
                                                         1997(1)          1997(2)          1996(3)         1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $12.01           $11.46           $11.84          $11.67
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.20             0.19             0.36            0.46(4)
  Net realized and unrealized gain (loss)
    on investments                                         1.70             0.74             0.89            0.68(4)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                           1.90             0.93             1.25            1.14
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                    (0.20)           (0.19)           (0.35)          (0.47)
  Distributions from net realized gain                     0.00            (0.19)           (1.28)          (0.50)
-----------------------------------------------------------------------------------------------------------------------
Total from distributions:                                 (0.20)           (0.38)           (1.63)          (0.97)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $13.71           $12.01           $11.46          $11.84
-----------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                             15.88%            8.15%           10.51%          10.62%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                      $35,360          $31,632          $32,640         $89,034
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                  1.05%            1.05%            1.31%           1.03%
  Ratio of net investment income to
    average net assets                                     3.03%            3.20%            2.98%           4.05%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                           27%              43%             131%             90%
-----------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)                         0.0666           0.0802           0.0603              --
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                      1.41%            1.30%            1.48%           1.05%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed           2.67%            2.95%            2.81%           4.03%
  expenses (loss)
-----------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=======================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                                         1996            1995
=======================================================================================================================
Returns for other share classes may vary due to different                                   15.99%          17.63%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
-----------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


(2)  The Fund changed its fiscal year-end from September 30 to March 31.


12   Stagecoach Equity Funds Prospectus

                                                                  See "How to Read the Financial Highlights" on page 60.

------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

========================================================================================================================
                                                                  CLASS B SHARES -- COMMENCED
                                                                  ON SEPTEMBER 6, 1996
----------------------------------------------------------------  ------------------------------------------------------
 Sept. 30,    Sept. 30,        Sept. 30,                          Sept. 30,      Sept. 30,        Mar. 31,     Sept. 30,
   1994         1993             1992        Sept. 30, 1991         1990           1997(1)         1997(2)       1996
----------------------------------------------------------------  ------------------------------------------------------
   $12.71       $11.18           $10.80           $9.50             $10.00         $10.79          $10.24        $10.00
----------------------------------------------------------------  ------------------------------------------------------

     0.43(4)      0.44(4)          0.42(4)         0.52               0.14           0.09            0.08          0.00

    (0.13)4       1.72(4)          0.53(4)         1.40              (0.64)          1.58            0.72          0.24
----------------------------------------------------------------  ------------------------------------------------------
     0.30         2.16             0.95            1.92              (0.50)          1.67            0.80          0.24
----------------------------------------------------------------  ------------------------------------------------------

   (0.146)       (0.43)           (0.43)          (0.62)              --            (0.09)          (0.08)         0.00
    (0.88)       (0.20)           (0.14)           --                 --             0.00           (0.17)         0.00
----------------------------------------------------------------  ------------------------------------------------------
    (1.34)       (0.63)           (0.57)          (0.62)              --            (0.09)          (0.25)         0.00
----------------------------------------------------------------  ------------------------------------------------------
   $11.67       $12.71           $11.18          $10.80              $9.50         $12.37          $10.79        $10.24
----------------------------------------------------------------  ------------------------------------------------------
     2.30%       19.83%            9.03%          20.78%             (5.00)%        15.52%           7.84%         2.40%
----------------------------------------------------------------  ------------------------------------------------------

 $108,290     $104,434          $65,226         $50,038            $33,185         $3,998            $297            $2
----------------------------------------------------------------  ------------------------------------------------------

     1.09%        1.01%            1.02%           0.96%              0.93%          1.70%           1.70%         0.00%

     3.55%        3.62%            3.76%           5.88%              5.87%          2.29%           2.48%         3.09%
----------------------------------------------------------------  ------------------------------------------------------
       35%          60%              49%             30%                12%            27%             43%          131%
----------------------------------------------------------------  ------------------------------------------------------
       --         --               --              --                 --           0.0666          0.0802        0.0603
----------------------------------------------------------------  ------------------------------------------------------

     1.11%        1.06%            1.10%           1.18%              1.60%          2.54%           7.85%         0.66%
----------------------------------------------------------------  ------------------------------------------------------

     3.53%       3.157%            3.68%           5.66%              5.20%          1.45%          (3.67)%        2.43%

----------------------------------------------------------------  ------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
========================================================================================================================
     1994        1993             1992            1991
========================================================================================================================
    -3.80%       18.71%            8.79%          18.53%
------------------------------------------------------------------------------------------------------------------------



(3)  The Fund changed its Investment Advisor during this fiscal year.


(4)  Per share data are based upon average monthly shares outstanding.


                                        Stagecoach Equity Funds Prospectus    13

Diversified Equity Income Fund

--------------------------------------------------------------------------------

                              Portfolio Managers: Allen Wisniewski (since 11/92)
                                                  Rex Wardlaw (since 2/97)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective


                              The Diversified Equity Income Fund seeks to earn current income and a growing stream of income over time, consistent with the preservation of capital.


                              Investment Policies


                              We actively manage a diversified portfolio of income-producing equity securities. In selecting stocks we emphasize dividend histories and trends. We look for stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against a particular stock's own price history. We also look for common stock of issuers that pay above-average dividends.


                              We may also invest in the following income producing debt securities:

                              o U.S. Government obligations;

                              o a broad range of debt instruments, including bonds and other debt obligations of domestic corporations;

                              o U.S. dollar-denominated debt instruments of foreign issuers, including foreign governments and companies; and

                              o various asset-backed securities.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, we invest:

                              o at least 65% of our total assets in equity securities;

                              o at least 90% of our equity portfolio in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (As of July 1997, this range was from $1.1 billion to
                              198.3 billion. The range is expected to change frequently);

                              o up to 25% of our assets in foreign companies through American Depository Receipts and similar instruments;

                              o up to 15% of our assets in emerging markets;

                              o most of our debt portfolio in companies and government entities located within the United States;


14   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


                              o generally all of our debt portfolio in instruments rated at the time of acquisition in the four highest credit categories by one or more nationally recognized ratings organizations, or in unrated instruments determined by Wells Fargo Bank to be of comparable quality; and

                              o up to 20% of our nonconvertible debt portfolio in instruments rated at the time of purchase in the lowest four credit categories.


                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below. They are equally important to your investment choice.


                              You should also consider that stocks selected for their high dividend yields may be more sensitive to changes in interest rates than other stocks. Also, stocks of smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts


                              We have a quarterly dividend policy. You should not invest in the Fund if you are looking for monthly income, nor should you invest if you are looking for higher than average levels of capital growth. Before December 15, 1997, the Fund was called the "Diversified Income Fund."


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                        Stagecoach Equity Funds Prospectus    15

Diversified Equity Income Fund          Financial Highlights


-----------------------------------------------------------------------------------------------------

=====================================================================================================
FOR A SHARE OUTSTANDING
=====================================================================================================
For the period ended:                                   CLASS A SHARES -- COMMENCED
                                                        ON NOVEMBER 18, 1992
                                                        ---------------------------------------------
                                                        Sept. 30,         Mar. 31,         Sept. 30,
                                                         1997(1)           1997(1)          1996(3)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $14.52            $14.73           $13.34
-----------------------------------------------------------------------------------------------------
income from investment operations:
  Net investment income (loss)                              0.15              0.14             0.25
  Net realized and unrealized gain (loss)
  on investments                                            3.14              0.64             1.39
-----------------------------------------------------------------------------------------------------
Total from investment operations                            3.29              0.78             1.64
-----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.15)            (0.14)           (0.25)
  Distributions from net realized gain                      0.00             (0.85)            0.00
-----------------------------------------------------------------------------------------------------
Total from distributions:                                  (0.15)            (0.99)           (0.25)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $17.66            $14.52           $14.73
-----------------------------------------------------------------------------------------------------
Total return (not annualized)                              22.68%             5.25%           12.35%
-----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                      $188,051          $154,502         $134,648
-----------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   1.10%             1.10%            1.10%
  Ratio of net investment income to
  average net assets                                        1.78%             1.91%            2.57%
-----------------------------------------------------------------------------------------------------
Portfolio turnover                                            30%               33%              43%
-----------------------------------------------------------------------------------------------------
Average commission rate paid                             $0.0666           $0.0780          $0.0793
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                       1.19%             1.17%            1.26%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed            1.69%             1.84%            2.41%
  expenses
-----------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=====================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                                           1996
=====================================================================================================
Returns for other share classes may vary due to different                                     22.11%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
-----------------------------------------------------------------------------------------------------


(1)  Unaudited financial statements.


(2)  The Fund changed its fiscal year-end from September 30 to March 31.


16   Stagecoach Equity Funds Prospectus

                                                                       See "How to Read the Financial Highlights" on page 60.
-----------------------------------------------------------------------------------------------------------------------------


=============================================================================================================================

=============================================================================================================================
                                                                 CLASS B SHARES -- COMMENCED
                                                                 ON JANUARY 1, 1995
                                                                 ------------------------------------------------------------
   Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,          Sept. 30,        Mar. 31,         Sept. 30,        Dec. 31,
    1995           1994           1993           1992              1997(1)          1997(2)          1996(3)          1995
-------------------------------------------------------------    ------------------------------------------------------------
    $10.76         $11.08         $10.29         $10.00            $13.60           $13.79           $12.49           $10.00
-------------------------------------------------------------    ------------------------------------------------------------

      0.35           0.33           0.30           0.02              0.08             0.08             0.17             0.20

      2.86          (0.32)          0.96           0.29              2.94             0.60             1.30             2.75
-------------------------------------------------------------    ------------------------------------------------------------
      3.21           0.01           1.26           0.31              3.02             0.68             1.47             2.95
-------------------------------------------------------------    ------------------------------------------------------------

     (0.35)         (0.33)         (0.30)         (0.02)            (0.08)           (0.08)           (0.17)           (0.20)
     (0.28)          0.00          (0.17)          0.00              0.00            (0.79)            0.00            (0.26)
-------------------------------------------------------------    ------------------------------------------------------------
     (0.63)         (0.33)         (0.47)         (0.02)            (0.08)           (0.87)           (0.17)           (0.46)
-------------------------------------------------------------    ------------------------------------------------------------
    $13.34         $10.76         $11.08         $10.29            $16.54           $13.60           $13.79           $12.49
-------------------------------------------------------------    ------------------------------------------------------------
     30.17%          0.08%         12.33%          3.10%            22.25%            4.91%           11.76%           29.64%
-------------------------------------------------------------    ------------------------------------------------------------

   $79,977        $45,178        $26,704         $1,379           $56,307          $32,632          $17,045           $5,339
-------------------------------------------------------------    ------------------------------------------------------------

      1.10%          1.06%          0.46%          0.00%             1.74%            1.74%            1.74%            1.73%

      3.02%          3.16%          3.51%          4.09%             1.15%            1.29%            2.01%            2.40%
-------------------------------------------------------------    ------------------------------------------------------------
        70%            62%            46%             1%               30%              33%              43%              70%
-------------------------------------------------------------    ------------------------------------------------------------
        --             --             --             --           $0.0666          $0.0780          $0.0793               --
-------------------------------------------------------------    ------------------------------------------------------------

      1.31%          1.34%          1.66%          3.49%             1.84%            1.87%            2.08%            2.57%
-------------------------------------------------------------    ------------------------------------------------------------

      2.81%          2.88%          2.31%          0.60%             1.05%            1.16%            1.67%            1.56%

-------------------------------------------------------------    ------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=============================================================================================================================
     1995            1994          1993
=============================================================================================================================
     30.17%          0.08%         12.33%



-----------------------------------------------------------------------------------------------------------------------------


(3)  The Fund changed its fiscal year-end from December 31 to September 30.


                                       Stagecoach Equity Funds Prospectus     17

Equity Value Fund

--------------------------------------------------------------------------------


                              Portfolio Managers:  Rex Wardlaw (since 1/97)
                                                   Allen Wisniewski (since 9/96)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Equity Value Fund seeks to provide investors with long-term capital appreciation.

                              Investment Policies

                              We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that we believe are selling for less than their intrinsic or true value and that generally exhibit the following characteristics: above-average financial strength, a strong position in their industry and a history of steady profit growth. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stock. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o primarily in common stocks of both large, well-established companies and smaller companies with market capitalizations exceeding $50 million;

                              o in debt instruments that may be converted into the common stock of both U.S. and foreign companies; and

                              o up to 25% of our assets in foreign companies through American Depository Receipts and similar instruments.

                              We may also purchase convertible securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders.


18   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below. They are equally important to your investment.


                              Stocks of smaller and medium-sized companies may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts


                              Our strategy of buying attractive stocks which appear to be selling for less than their intrinsic value is commonly known as a value strategy.


                              For information on Fund fee and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Equity Funds Prospectus     19

Equity Value Fund                 Financial Highlights
See "Historical Fund Information" on page 52.

--------------------------------------------------------------------------------------------------------------------

====================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================
For the period ended:                                  CLASS A SHARES -- COMMENCED
                                                       ON JULY 2, 1990
                                                       -------------------------------------------------------------
                                                       Sept. 30,        March 31,        Sept. 30,        Sept. 30,
                                                        1997(1)          1997(2)          1996             1995
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $14.43           $12.66          $13.27           $12.36
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.08             0.08            0.20             0.24(3)
  Net realized and unrealized gain (loss)
  on investments                                           3.48             1.89            1.60             1.63(3)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                           3.56             1.97            1.80             1.87
--------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                    (0.08)           (0.06)          (0.19)           (0.25)
  Distributions from net realized gain                     0.00            (0.12)          (2.22)           (0.71)
--------------------------------------------------------------------------------------------------------------------
Total from distributions:                                 (0.08)           (0.20)          (2.41)           (0.96)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $17.91           $14.43          $12.55           $13.27
--------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                             24.69%           15.63%          14.27%           16.58%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                      $35,420          $20,798         $18,453         $170,406
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                  1.05%            1.05%           1.18%            0.96%
  Ratio of net investment income to
  average net assets                                       1.01%            1.14%           1.73%            1.97%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                           21%              45%             91%              75%
--------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)                         0.0656           0.0800          0.0558              N/A
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                      1.20%            1.12%           1.22%            0.98%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed           0.86%            1.07%           1.69%            1.95%
  expenses (loss)
--------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
====================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                                        1996             1995
====================================================================================================================
Returns for other share classes may vary due to different                                  26.46%           24.20%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
--------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


(2)  The Fund changed its fiscal year-end from September 30 to March 31.


20   Stagecoach Equity Funds Prospectus

                                                                          See "How to Read the Financial Highlights" on page 60.

--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

================================================================================================================================
                                                                                      CLASS B SHARES -- COMMENCED
                                                                                      ON SEPTEMBER 6, 1996
-----------------------------------------------------------------------------------   ------------------------------------------
    Sept. 30,        Sept. 30,        Sept. 30,                      Sept. 30,        Sept. 30,         Mar. 31,        Sept. 30,
     1994             1993             1992        Sept. 30, 1991     1990             1997(1)          1997(2)          1996
-----------------------------------------------------------------------------------   ------------------------------------------
     $13.17           $10.73           $10.45           $8.48         $10.00            $11.81           $10.34          $10.00
-----------------------------------------------------------------------------------   ------------------------------------------

       0.20(3)          0.21(3)          0.20            0.28           0.08              0.02             0.01            0.00

       0.74(3)          2.75(3)          0.49(3)         1.98          (1.60)             2.86             1.57            0.34
-----------------------------------------------------------------------------------   ------------------------------------------
       0.94             2.96             0.69            2.26          (1.52)             2.88             1.58            0.34
-----------------------------------------------------------------------------------   ------------------------------------------

      (0.21)           (0.23)           (0.22)          (0.29)            --             (0.02)           (0.01)           0.00
      (1.54)           (0.29)           (0.19)             --             --              0.00            (0.10)           0.00
-----------------------------------------------------------------------------------   ------------------------------------------
      (1.75)           (0.52)           (0.41)          (0.29)            --             (0.02)           (0.11)           0.00
-----------------------------------------------------------------------------------   ------------------------------------------
     $12.35           $13.17           $10.73          $10.45          $8.48            $14.67           $11.81          $10.34
-----------------------------------------------------------------------------------   ------------------------------------------
       7.49%           28.22%            6.81%          27.05%        (15.20)%           24.36%           15.31%           3.40%
-----------------------------------------------------------------------------------   ------------------------------------------

   $168,852         $140,551          $92,915         $68,412        $26,100           $26,099           $2,542              $0
-----------------------------------------------------------------------------------   ------------------------------------------

       0.99%            0.98%            1.02%           0.98%          0.91%             1.70%            1.70%           0.00%

       1.60%            1.73%            1.86%           2.69%          3.38%            0.354%            0.34%           1.83%
-----------------------------------------------------------------------------------   ------------------------------------------
         41%              82%              78%             36%            21%               21%              45%             91%
-----------------------------------------------------------------------------------   ------------------------------------------
        N/A              N/A              N/A             N/A            N/A            0.0656           0.0800          0.0558
-----------------------------------------------------------------------------------   ------------------------------------------

       1.01%            0.99%            1.02%           1.11%          1.86%             1.88%            2.19%            N/A
-----------------------------------------------------------------------------------   ------------------------------------------

       1.58%           1.172%            1.86%           2.56%          2.43%             0.16%           (0.15)%           N/A

-----------------------------------------------------------------------------------   ------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=============================================================================================================================
      1994             1993             1992            1991
=============================================================================================================================
      -1.71%           25.82%           10.54%          20.79%



-----------------------------------------------------------------------------------------------------------------------------


                                       Stagecoach Equity Funds Prospectus     21

Growth Fund

--------------------------------------------------------------------------------


                              Portfolio Managers:  Allen Ayvazian (since 12/97)
                                                   Kelli Hill (since 2/97)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Growth Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

                              Investment Policies


                              We actively manage a diversified portfolio of common stock and other equities. We look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth, or have above-average dividends yields. We look for common stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against the stock's own price history. We may also invest in the stocks of medium- to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, we invest:

                              o at least 65% of our total assets in equity securities, including common and preferred stock, and securities convertible into common stocks;

                              o at least 65% of our total assets in income producing securities;

                              o the majority of our assets in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (As of July 1997, this range was from $1.1 billion to
                              198.3 billion. The range is expected to change frequently);

                              o up to 25% of our assets in American Depositary Receipts and similar instruments; and

                              o up to 15% of our assets in emerging markets.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


22   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below They are equally important to your investment choice.


                              Smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts


                              We have a quarterly dividend policy. The Fund is not suitable for investors requiring monthly income. Prior to December 15, 1997, the Fund was known as the "Growth and Income Fund".


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Equity Funds Prospectus     23

Growth Fund               Financial Highlights
See "Historical Fund Information" on page 52.


------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
FOR A SHARE OUTSTANDING
==============================================================================================================================
For the period ended:                         CLASS A SHARES -- COMMENCED
                                              ON AUGUST 2, 1990
                                              --------------------------------------------------------------------------------
                                              Sept. 30,         March 31,         Sept. 30,          Dec. 31,        Dec. 31,
                                               1997(1)           1997(2)           1996(3)            1995            1994
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $19.20            $17.91            $17.26            $14.10          $14.75
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    0.06              0.06              0.07              0.19            0.22
  Net realized and unrealized gain
    (loss) on investments                         3.95              1.34              2.00              3.87           (0.27)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  4.01              1.40              2.07              4.06           (0.05)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    Investment income                            (0.06)            (0.06)            (0.07)            (0.19)          (0.22)
  Distributions from net realized gain            0.00             (0.05)            (1.35)            (0.71)          (0.38)
------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                        (0.06)            (0.11)            (1.42)            (0.90)          (0.60)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $23.15            $19.20            $17.91            $17.26          $14.10
------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                    20.90%             7.86%            12.45%            28.90%          (0.29)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)            $326,951          $283,468          $254,498          $178,488        $113,525
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
(annualized):
  Ratio of expenses to
    average net assets                            1.13%             1.14%             1.18%             1.18%           1.11%
  Ratio of net investment
    income to average net assets                  0.54%             0.65%             0.56%             1.23%           1.51%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  51%               40%               83%              100%             71%
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)                0.0633            0.0799            0.0702                --              --
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees and                 1.14%              N/A              1.19%             1.21%           1.15%
  reimbursed expenses
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to waived              0.53%              N/A              0.55%             1.20%           1.47%
  fees and reimbursed expenses (loss)
------------------------------------------------------------------------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
==============================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                                  1996              1995            1994
==============================================================================================================================
Returns for other share classes may vary due to different                            21.72%            28.90%          -0.29%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
------------------------------------------------------------------------------------------------------------------------------



(1) Unaudited financial statements.


(2) The Fund changed its fiscal year-end from September 30 to March 31.

24   Stagecoach Equity Funds Prospectus

                                                                   See "How to Read the Financial Highlights" on page 60.



-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================

=========================================================================================================================
                                                             CLASS B SHARES -- COMMENCED
                                                             ON JANUARY 1, 1995
-----------------------------------------------------------  ------------------------------------------------------------
 Dec. 31,        Dec. 31,       Dec. 31,      Dec. 31,       Sept. 30,        Mar. 31,         Sept. 30,         Dec. 31,
  1993            1992           1991          1990           1997(1)          1997(2)          1996(3)           1995
-----------------------------------------------------------  ------------------------------------------------------------
  $13.88          $12.84         $10.29        $10.00          $13.64           $12.74           $12.29           $10.00
-----------------------------------------------------------  ------------------------------------------------------------

    0.23            0.27           0.41          0.26           (0.01)            0.00            (0.01)            0.05

    0.93            1.44           2.14          0.03            2.81             0.94             1.42             2.79
-----------------------------------------------------------  ------------------------------------------------------------
    1.15            1.71           2.55          0.29            2.80             0.94             1.41             2.84
-----------------------------------------------------------  ------------------------------------------------------------


   (0.23)          (0.27)          0.00          0.00            0.00             0.00             0.00            (0.05)
   (0.06)          (0.40)          0.00          0.00            0.00            (0.04)           (0.96)           (0.50)
-----------------------------------------------------------  ------------------------------------------------------------
   (0.29)          (0.67)          0.00          0.00            0.00            (0.04)           (0.96)           (0.55)
-----------------------------------------------------------  ------------------------------------------------------------
  $14.75          $13.88         $12.84        $10.29          $16.44           $13.64           $12.74           $12.29
-----------------------------------------------------------  ------------------------------------------------------------
    8.44%          13.45%         24.77%         2.90%          20.53%            7.36%           11.89%           28.47%
-----------------------------------------------------------  ------------------------------------------------------------

$112,236         $44,883        $10,323          $430         $40,950          $23,010          $12,832           $4,682
-----------------------------------------------------------  ------------------------------------------------------------



    0.93%           0.42%          0.05%         0.00%           1.80%            1.86%            1.93%            1.87%

    1.72%           2.31%          3.50%         2.51%          (0.14)%          (0.06)%          (0.12)%           0.43%
-----------------------------------------------------------  ------------------------------------------------------------
      55%             80%            13%            0%             51%              40%              83%             100%
-----------------------------------------------------------  ------------------------------------------------------------
      --              --             --            --          0.0633           0.0799           0.0702               --
-----------------------------------------------------------  ------------------------------------------------------------

    1.11%           1.10%          1.16%          N/A            1.82%            1.89%            2.03%            2.21%

-----------------------------------------------------------  ------------------------------------------------------------

    1.54%           1.63%          2.39%          N/A           (0.16)%          (0.09)%          (0.22)%           0.09%

-----------------------------------------------------------  ------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=========================================================================================================================
   1993            1992           1991
=========================================================================================================================
    8.44%          13.45%         24.77%



-------------------------------------------------------------------------------------------------------------------------


(3)  The Fund changed fiscal year-end from December 31 to September 30.


                                       Stagecoach Equity Funds Prospectus     25

Small Cap Fund

--------------------------------------------------------------------------------


                              Portfolio Managers: Jon Hickman (since 9/96)
                                                  Kenneth Lee (since 6/97)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Small Cap Fund seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years.

                              Investment Policies

                              We actively manage a diversified portfolio of the common stock of growth-oriented smaller companies. We define smaller companies as those whose market capitalizations fall within the range of the Russell 2000 Index. As of July 1997, that range was between $171.1 million and $1.1 billion. This range is expected to change frequently and we may sometimes invest in companies whose market capitalizations are smaller or larger than the range. We will, however, sell the stock of companies whose market capitalization grows above $2 billion.

                              We invest in the common stock of domestic and foreign companies we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, we invest:

                              o in an actively managed, broadly-diversified portfolio of growth-oriented common stocks;

                              o in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

                              o up to 40% of our assets in initial public offerings or recent start-ups and newer issues;

                              o no more than 25% of our assets in foreign companies through American Depository Receipts or similar issues; and

                              o up to 15% of our portfolio in emerging markets.

                              We may invest in preferred stock or
                              investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a temporary defensive measure when we believe that the basic



26   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


                              investment strategy is not in the best interest of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets.

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below. They are equally important to your investment choice.


                              This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

                              o pay low or no dividends;

                              o have smaller market capitalizations;

                              o have less market liquidity;

                              o have no or relatively short operating histories, or are newly public companies or are initial public offerings;

                              o have aggressive capital structures including high debt levels; or

                              o are involved in rapidly growing or changing industries and/or new technologies.


                              Because we invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts


                              We have an annual dividend policy. You should not invest in the Fund if you are looking for monthly income.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Equity Funds Prospectus     27

Small Cap Fund                Financial Highlights
See "Historical Fund Information" on page 52.


---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
FOR A SHARE OUTSTANDING
=================================================================================================================================
For the period ended:                                                                  CLASS A SHARES -- COMMENCED
                                                                                           ON SEPTEMBER 16, 1996
                                                                           ------------------------------------------------------
                                                                           Sept. 30,             Mar. 31,               Sept. 30,
                                                                            1997(1)               1997(2)                1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $18.98                $22.45                $22.01
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                (0.03)                (0.01)                 0.00
  Net realized and unrealized gain (loss) on investments                       9.18                 (3.46)                 0.44
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               9.15                 (3.47)                 0.44
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         0.00                  0.00                  0.00
  Distributions from net realized gain                                         0.00                  0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                                                      0.00                  0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $28.13                $18.98                $22.45
---------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                                                 48.21%               (15.46)%                2.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                           $9,102                $3,107                   $96
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                      1.10%(3)              1.10%(3)              1.03%(3)
  Ratio of net investment income (loss) to average net assets(3)              (0.47)%(3)            (0.23)%(3)            (0.59)%(3)

---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                              120%(5)                69%(5)               N/A(4)
---------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                                                $0.0597(5)            $0.0265(5)                N/A(4)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses(3)                                       1.63%(3)              2.80%(3)             38.54%(3)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses(3)                             (1.00)%(3)            (1.93)%(3)           (38.10)%(3)

---------------------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=================================================================================================================================
CLASS A SHARE ANNUAL RETURNS                                                  1996                  1995                   1994
=================================================================================================================================
Returns for other share classes may vary due to different                     20.89%                69.10%                 5.50%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
---------------------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


(2)  The Fund changed its fiscal year-end to March 31.


(3)  Ratio includes income and expenses allocated from the Master Portfolio.


28   Stagecoach Equity Funds Prospectus

                                                                     See "How to Read the Financial Highlights" on page 60.

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
FOR A SHARE OUTSTANDING
=================================================================================================================================
For the period ended:                                                                  CLASS A SHARES -- COMMENCED
                                                                                           ON SEPTEMBER 16, 1996
                                                                           ------------------------------------------------------
                                                                           Sept. 30,             Mar. 31,               Sept. 30,
                                                                            1997(1)               1997(2)                1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $18.93                $22.46                $22.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                (0.06)                (0.04)                 0.00
  Net realized and unrealized gain (loss) on investments                       9.10                 (3.49)                 0.44
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               9.04                 (3.53)                 0.44
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         0.00                  0.00                  0.00
  Distributions from net realized gain                                         0.00                  0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                                                      0.00                  0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $27.97                $18.93                $22.46
---------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                                                 47.75%               (15.72)%                2.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                           $7,649                $1,905                    $0
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                      1.75%(3)              1.75%(3)              0.00%
  Ratio of net investment income (loss) to average net assets(3)              (1.12)%(3)            (0.85)%(3)             0.00%(3)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                              120%(5)                69%(5)               N/A
---------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                                                $0.0597(5)            $0.0265(5)                N/A(4)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses(3)                                       2.26%(3)              3.55%(3)              0.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses(3)                             (1.63)%(3)            (2.65)%(3)             0.00%
---------------------------------------------------------------------------------------------------------------------------------



(4) The portfolio turnover and average commission rates for the Small Cap Master Portfolio during the period were 10% and $0.800, respectively.


(5)  Reflects activity of the Master Portfolio.


                                         Stagecoach Equity Funds Prospectus   29

Strategic Growth Fund

--------------------------------------------------------------------------------


                              Portfolio Managers:  Jon Hickman (since 1/93)
                                                   Steve Enos (since 9/96)
                                                   Chris Greene (since 9/97)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Strategic Growth Fund seeks to provide investors with an above-average level of long-term capital appreciation.

                              Investment Policies

                              We seek an above-average level of capital appreciation for investors willing to assume above-average risk. We actively manage a broadly diversified equity portfolio of companies expected to have strong growth in revenues, earnings and assets. We select a range of companies from different industry groups, with the majority of our holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, we invest:

                              o in at least 20 common stock issues spread across a number of different industry groups;

                              o at least 65% of our assets in common stocks and securities which are convertible into common stocks that we believe have better-than-average prospects to increase in value;

                              o up to 40% of our assets in initial public offerings and/or small and newer equity issues;

                              o more than 50% of our assets in companies whose market capitalization at the time we buy their stock is within the capitalization range of the companies listed on the Russell MidCap(TM) Index. (As of July, 1997 this range was from $1.1 billion to $8 billion. The range is expected to change frequently);

                              o up to 15% of our assets in emerging markets; and

                              o up to 15% of our assets in call and put options for certain securities.

                              We may invest in preferred stock or
                              investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a defensive measure when we believe that the basic investment strategy is not in the best interest of shareholders. Generally, these defensive investments are temporary and will not exceed 30% of total assets.


30   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors

                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below. They are equally important to your investment choice. This Fund is designed for investors willing to assume above average risk. We may invest in companies that:

                              o pay low or no dividends;

                              o have smaller market capitalizations;

                              o have less market liquidity;

                              o have no or relatively short operating histories or are newly public;

                              o have aggressive capital structures, including high debt levels; or

                              o are involved in rapidly growing or changing industries and/or new technologies.


                              The Fund's share price may rise and fall more than the share prices of other funds. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and short-term capital gains that pass through to the Fund's shareholders.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts


                              We have an annual dividend policy. You should not invest in the Fund if you are seeking current income. Prior to December 15, 1997, the Fund was known as the "Aggressive Growth Fund."


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Equity Funds Prospectus     31

Strategic Growth Fund                    Financial Highlights
See "Historical Fund Information" on page 52.

-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================
For the period ended:                                CLASS A SHARES -- COMMENCED
                                                     ON JANUARY 20, 1993
                                                     --------------------------------------------------------------
                                                                        Dec. 31,           Dec. 31,       Dec. 31,
                                                     Jun. 30, 1997(1)     1996              1995           1994
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $18.42          $16.82            $13.29         $13.20
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.08)          (0.03)            (0.04)         (0.11)
  Net realized and unrealized gain (loss)
    on investments                                          0.14            1.77              5.66           0.67
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.06            1.74              5.62           0.56
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      0.00            0.00              0.00           0.00
  Distributions from net realized gain                      0.00           (0.14)            (2.09)         (0.33)
-------------------------------------------------------------------------------------------------------------------
Tax return of capital                                       0.00            0.00              0.00          (0.14)
-------------------------------------------------------------------------------------------------------------------
Total from distributions:                                   0.00           (0.14)            (2.09)         (0.47)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $18.48          $18.42            $16.82         $13.29
-------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                               0.33%          10.32%            42.51%          4.23%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                      $121,542        $131,226           $59,016        $26,744
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                  21.20%           1.24%             1.28%          1.20%
  Ratio of net investment income to
    average net assets(2)                                  (0.95)%         (0.82)%           (0.76)%        (0.81)%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover(2)                                        N/A              10%(3)           171%           149%
-------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)(2)                          N/A          0.0760               N/A            N/A
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses(2)                    1.20%           1.27%             1.38%          1.55%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed           (0.95)%         (0.85)%           (0.86)%        (1.16)%
  expenses (loss)(1)
-------------------------------------------------------------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
===================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                        1996              1995            1994
===================================================================================================================
Returns for other share classes may vary due to different                  10.29%            42.51%          4.23%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
-------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


(2) Reflects activity of the Master Portfolio for periods from February 20, 1996 through September 30, 1997.


32   Stagecoach Equity Funds Prospectus

                                                            See "How to the Read Financial Highlights" on page 60.

------------------------------------------------------------------------------------------------------------------

==================================================================================================================

=============  ===========================  ======================================================================
               CLASS B SHARE -- COMMENCED   CLASS C SHARE -- COMMENCED
               ON MARCH 5, 1996             ON JULY 1, 1993
-------------  ---------------------------  ----------------------------------------------------------------------
Dec. 31,       Mar. 31,       Sept. 30,     Jun. 30,        Dec. 31,        Dec. 31,       Dec. 31,       Dec. 31,
 1993           1997           1996          1991(1)         1996            1995           1994           1993
-------------  ---------------------------  ----------------------------------------------------------------------
 $10.00         $23.86         $21.90         $22.59         $20.79          $16.54         $16.55         $15.00
-------------  ---------------------------  ----------------------------------------------------------------------

  (0.03)         (0.15)         (0.10)         (0.18)         (0.08)          (0.16)         (0.24)         (0.43)

   3.68          (4.45)          2.06           0.18           2.05            6.99           0.81           2.51
-------------  ---------------------------  ----------------------------------------------------------------------
   3.65          (4.60)          1.96           0.00           1.97            6.83           0.57           2.08
-------------  ---------------------------  ----------------------------------------------------------------------

  (0.03)          0.00           0.00           0.00           0.00            0.00           0.00           0.00
  (0.41)          0.00           0.00           0.00          (0.17)          (2.58)         (0.40)         (0.53)
-------------  ---------------------------  ----------------------------------------------------------------------
  (0.01)          0.00           0.00           0.00           0.00            0.00          (0.18)          0.00
-------------  ---------------------------  ----------------------------------------------------------------------
  (0.45)          0.00           0.00           0.00          (0.17)          (2.58)         (0.58)         (0.53)
-------------  ---------------------------  ----------------------------------------------------------------------
 $13.20         $19.26         $23.86         $22.59         $22.59          $20.79         $16.54         $16.55
-------------  ---------------------------  ----------------------------------------------------------------------
  36.56%        (19.28)%         9.50%          0.00%          9.46%          41.54%          3.46%         13.84%
-------------  ---------------------------  ----------------------------------------------------------------------

$25,413        $14,509        $14,544        $42,434         $5,063         $26,326        $15,335        $11,932
-------------  ---------------------------  ----------------------------------------------------------------------

   0.66%          1.94%          1.91%          1.93%          2.00%           2.02%          1.95%          0.61%

  (0.01)%        (1.65)%        (1.45)%        (1.68)%        (1.58)%         (1.49)%        (1.56)%        (1.00)%
-------------  ---------------------------  ----------------------------------------------------------------------
    182%           N/A            N/A            N/A           10%3             171%           149%           182%
-------------  ---------------------------  ----------------------------------------------------------------------
    N/A            N/A            N/A            N/A         0.0760             N/A            N/A            N/A
-------------  ---------------------------  ----------------------------------------------------------------------

   1.64%          2.04%          2.29%          1.95%          2.02%           2.09%          2.23%          2.14%
-------------  ---------------------------  ----------------------------------------------------------------------

  (0.99)%        (1.75)%        (1.83)%        (1.70)%        (1.60)%         (1.56)%        (1.84)%        (2.53)%

-------------  ---------------------------  ----------------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
==================================================================================================================
  1993
==================================================================================================================
  36.56%



------------------------------------------------------------------------------------------------------------------



(3) The portfolio turnover and average commission rates for the Capital Appreciation Master Portfolio from its inception on February 20, 1996 to December 31, 1996, were 137% and $0.0781, respectively. The information shown reflects the stand-alone period only.

                                        Stagecoach Equity Funds Prospectus    33

General Investment Risks

--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:


o Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.


o    We cannot guarantee that we will meet our investment objectives.


o We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.


o Share prices -- and therefore the value of your investment -- will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.


o Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.


o An investment in a single Fund, by itself, does not constitute a complete investment plan.


The Funds invest in securities that involve particular kinds of risk.


o The Funds invest in equities that are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.


o The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has



34   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


     adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.


o The Funds that invest in smaller companies, foreign companies (including investments made through American Depository Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.


o The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.


o The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.



Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.


                                        Stagecoach Equity Funds Prospectus    35

General Investment Risks

--------------------------------------------------------------------------------

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.


Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.


Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

--------------------------------------------------------------------------------


Investment Practice/Risk


     The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.


     Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.


     Remember, each Fund is designed to meet different investment needs and objectives.


     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.
--------------------------------------------------------------------------------


36   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


                                                                            DIVERSIFIED    EQUITY                 SMALL    STRATEGIC

                                                                  BALANCED    EQUITY        VALUE      GROWTH      CAP       GROWTH
====================================================================================================================================

INVESTMENT PRACTICE:                    RISK:
====================================================================================================================================

Floating and Variable Rate Debt
Instruments with interest               Interest Rate and            X           X           X           X         X          X
rates that are adjusted                 Credit Risk
either on a schedule or
when an index or benchmark
changes.
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements
A transaction in which                  Credit and                   X           X           X           X         X          X
the seller of a security                Counter-Party Risk
agrees to buy back a
security at an agreed
upon time and price,
usually with interest.
------------------------------------------------------------------------------------------------------------------------------------

Other Mutual Funds
The temporary investment                Market Risk                  X           X           X           X         X          X
in shares of another
mutual fund. A pro
rata portion of the other
fund's expenses, in
addition to the expenses
paid by the Fund, will be
borne by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------

Foreign Securities
Securities issued by a                  Information, Political,      X           X           X           X         X          X
non-U.S. company or debt                Regulatory, Diplomatic
of a foreign government                 Liquidity and Currency
in the form of an American              Risk
Depositary Receipt or
similar instrument. Limited
to 25% of assets.
------------------------------------------------------------------------------------------------------------------------------------

Emerging Markets
Investments in companies                Information, Political,                  X                       X         X          X
located or operating in                 Regulatory, Diplomatic
countries considered                    and Currency Risk
developing or to have
"emerging" stock markets.
Generally, these investments
have the same type of risks
as Foreign Securities, but
to a higher degree. Limited
to 15% of assets.
------------------------------------------------------------------------------------------------------------------------------------

Options
The right or obligation to              Credit, Information and
receive or deliver a security           Liquidity Risk
or cash payment depending on
the security's price or the
performance of an index or
benchmark.
 -----------------------------------------------------------------------------------------------------------------------------------

  Options on Specific
    Securities                                                       X                       X                     X          X
  Options on a Stock Index                                                                                         X
  Stock Index Futures and                                            X                       X
    options on Stock Index
    Futures to protect
    liquidity and portfolio
    value.
------------------------------------------------------------------------------------------------------------------------------------

Privately Issued Securities
Securities that are not                 Liquidity Risk               X           X           X           X         X          X
publicly traded but which may
be resold in accordance with
Rule 144A of the Securities
Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------

Loans of Portfolio Securities
The practice of loaning                 Credit and                   X           X           X           X         X          X
securities to brokers,                  Counter-Party Risk
dealers and financial
institutions to increase
return on those securities.
Loans may be made in
accordance with existing
investment policies and
may not exceed 33 1/3% of
assets.
------------------------------------------------------------------------------------------------------------------------------------

Borrowing Policies
The ability to borrow an                Counter-Party Risk           X           X           X           X         X          X
equivalent of 10% of total
assets from banks for
temporary purposes to meet
shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------

Illiquid Securities
A security that cannot be               Liquidity Risk               X           X           X           X         X          X
readily sold, or cannot be
readily sold without
negatively affecting its fair
price. Limited to 10% of
assets for the Diversified
Equity Income and Growth
Funds, and limited to 15% of
assets for the other Funds.
------------------------------------------------------------------------------------------------------------------------------------



                                       Stagecoach Equity Funds Prospectus     37

A Choice of Share Classes

--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:


o Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.


o Class B Shares - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses than Class A shares.



o Class C Shares - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.


The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.


You may prefer to see "every dollar working" from the moment you invest.
If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.


Class C shares are available for the Strategic Growth and the Small Cap Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.


Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.


Class A Share Sales Charge Schedule


If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales


38   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.


=================================================================================================================
CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
=================================================================================================================
   AMOUNT OF             FRONT-END SALES CHARGE AS     FRONT-END SALES CHARGE AS     FRONT-END SALES CHARGE AS %
   PURCHASE             % OF PUBLIC OFFERING PRICE     % 0F NET AMOUNT INVESTED      OF PUBLIC OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                5.25%                         5.54%                         4.75%
-----------------------------------------------------------------------------------------------------------------
$50,000 to $99,999               4.50%                         4.71%                         3.75%
-----------------------------------------------------------------------------------------------------------------
$100,000 to $249,000             3.50%                         3.63%                         2.75%
-----------------------------------------------------------------------------------------------------------------
$250,000 to $499,999             2.50%                         2.56%                         2.00%
-----------------------------------------------------------------------------------------------------------------
$500,000 to $999,999             2.00%                         2.04%                         1.75%
-----------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)           0.00%                         0.00%                         1.00%
-----------------------------------------------------------------------------------------------------------------

----------
(1) We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

=============================================================================================================
CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
=============================================================================================================
REDEMPTION WITHIN        1 YEAR         2 YEARS        3 YEARS        4 YEARS        5 YEARS        6 YEARS
-------------------------------------------------------------------------------------------------------------
CDSC                      5.00%          4.00%          3.00%          3.00%          2.00%          1.00%
-------------------------------------------------------------------------------------------------------------



The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.


We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.



                                        Stagecoach Equity Funds Prospectus    39

A Choice of Share Classes

--------------------------------------------------------------------------------


Class C Share CDSC Schedule


If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a contingent deferred sales charge (CDSC) of 1.00%.


The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.


We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.


40   Stagecoach Equity Funds Prospectus

Reduced Sales Charges

--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.


Class A Share Reductions:


o You pay no sales charges on Fund shares you buy with reinvested distributions.


o You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.


o By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


o Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.


o If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.


o You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.


If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.


                                        Stagecoach Equity Funds Prospectus    41

Reduced Sales Charges

--------------------------------------------------------------------------------


You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

o a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

o    a trustee or fiduciary purchasing for a single fiduciary relationship; or

o the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

--------------------------------------------------------------------------------


     How a Letter of Intent Can Save You Money!

     If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 5.25% on the first $50,000, then 4.50% on the next $49,999!
--------------------------------------------------------------------------------


42   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Class B and Class C Share CDSC Reductions:


o    You pay no CDSC on Funds shares you purchase with reinvested distributions.



o We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)


o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)


o We waive the CDSC for redemptions made at the direction of Stagecoach Funds, Inc. in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.


Waivers for Certain Parties


If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

o    Current and retired employees, directors and officers of:

     o    Stagecoach Funds and its affiliates;

     o    Wells Fargo Bank and its affiliates;

     o    Stephens Inc. and its affiliates; and

     o    Broker-Dealers who act as selling agents.


o The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.



You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.


We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supercede the terms and conditions discussed here.


                                        Stagecoach Equity Funds Prospectus    43

Reduced Sales Charge

--------------------------------------------------------------------------------


Special Notice


If you owned Class A shares of a Fund on February 28, 1997, and you have owned Class A shares continuously since that date, you may make additional investments into that Fund according to the following sales load schedules:


============================================================================================================
IF YOU HELD CLASS A SHARES:
============================================================================================================
   AMOUNT                FRONT-END SALES CHARGE AS     FRONT-END SALES CHARGE AS   DEALER ALLOWANCE AS %
 OF PURCHASE             % OF PUBLIC OFFERING PRICE    % OF NET AMOUNT INVESTED    OF PUBLIC OFFERING PRICE
------------------------------------------------------------------------------------------------------------
Less than $50,000                 4.50%                        4.71%                    4.00%
------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                4.00%                        4.17%                    3.55%
------------------------------------------------------------------------------------------------------------
$100,000 to $249,000              3.50%                        3.63%                    3.125%
------------------------------------------------------------------------------------------------------------
$250,000 to $499,999              2.50%                        2.56%                    2.00%
------------------------------------------------------------------------------------------------------------
$500,000 to $999,999              2.00%                        2.04%                    1.75%
------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)            0.00%                        0.00%                    1.00%
------------------------------------------------------------------------------------------------------------



(1) We will charge a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year of their purchase. Charges are based on the lower of the NAV on the day of purchase or the date of redemption.


Class B shares you purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of purchase. For as long as you hold Class B shares of such a Fund, any new Class B shares of that Fund that you acquire will also be subject to a CDSC if redeemed within four years. The CDSC schedule for these shares is below:


================================================================================
CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
REDEMPTION WITHIN   1 YEAR    2 YEARS    3 YEARS    4 YEARS   5 YEARS    6 YEARS
--------------------------------------------------------------------------------
CDSC                 3.00%     2.00%      1.00%      1.00%     0.00%      0.00%
--------------------------------------------------------------------------------



The above schedules do not apply for shares of another Fund purchased after February 28, 1997. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional purchases of the newly purchased Fund will age at the higher CDSC schedule.


44   Stagecoach Equity Funds Prospectus

Your Account

--------------------------------------------------------------------------------


This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.


You can buy Fund shares:

o By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

o    Through a brokerage account with an approved selling agent; or

o Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).


Minimum Investments:

o    $1,000 per Fund minimum initial investment; or

o    $100 per Fund minimum initial investment if you use the AutoSaver option.

o    $100 per Fund for all investments after your first.

o We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.


                                         Stagecoach Equity Funds Prospectus   45

Your Account

--------------------------------------------------------------------------------


Important Information:


o Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800 222-8222.


o We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time. Any request we receive in proper form before the close of regular trading on the New York Stock Exchange is processed the same day. Requests we receive after the close are processed the next business day.



o As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


o We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.


o We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.


o You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your Selling Agent if you are buying shares through a brokerage account.


o Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.


o We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We also reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected.


46   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================


BY MAIL
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------


Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------


Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Stagecoach Strategic Growth Fund, Class B".
--------------------------------------------------------------------------------


You may start your account with $100 if you elect the AutoSaver option on the application.
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------


Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.
--------------------------------------------------------------------------------


Enclose the payment stub/card from your statement if available.
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------

================================================================================


BY WIRE
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------


If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------


Mail the completed application.
--------------------------------------------------------------------------------


You may also fax the completed application (with original to follow)
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
Fax to:
1-415-546-0280
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------


Instruct your wiring bank to transmit at least $100 according to the instructions given to the right. Be sure to have the wiring bank include your current account number and the name your account is registered in.
--------------------------------------------------------------------------------


Wire to:
Wells Fargo Bank, N.A.
San Francisco, California


Bank Routing Number:
121000248


Wire Purchase Account Number:
4068-000587


Attention:
Stagecoach Funds (Name of Fund and Share Class)


Account Name:
(Registration Name Indicated on Application)
--------------------------------------------------------------------------------


                                         Stagecoach Equity Funds Prospectus   47

Your Account

--------------------------------------------------------------------------------

================================================================================


BY PHONE
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------


You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
--------------------------------------------------------------------------------


Call Investor Services and instruct the representative to either:
o    transfer at least $1,000 from a linked settlement account, or
o exchange at least $1,000 worth of shares from an existing Stagecoach Fund. Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------


Call:
1-800-222-8222
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------


Call Investor Services and instruct the representative to either:
o    transfer at least $100 from a linked settlement account, or
o    exchange at least $100 worth of shares from another Stagecoach Fund.
--------------------------------------------------------------------------------


Call:
1-800-222-8222
--------------------------------------------------------------------------------


Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================


BY MAIL
================================================================================


Write a letter stating your account registration, your account number, the
Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").
--------------------------------------------------------------------------------


Make sure all the account owners sign the request.
--------------------------------------------------------------------------------


You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------


Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


48   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

================================================================================


BY PHONE
================================================================================


Call Investor Services to request a redemption of at least $100.
Be prepared to provide your account number and Tax Identification Number.
--------------------------------------------------------------------------------


Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
--------------------------------------------------------------------------------


You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------


Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
--------------------------------------------------------------------------------


Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.
--------------------------------------------------------------------------------


Call:
1-800-222-8222
--------------------------------------------------------------------------------


================================================================================


GENERAL NOTES FOR SELLING SHARES
================================================================================


We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the New York Stock Exchange are processed on the same business day.
--------------------------------------------------------------------------------


Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------


If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supercede the directions in this Prospectus.
--------------------------------------------------------------------------------


We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------


Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


                                         Stagecoach Equity Funds Prospectus   49

Exchanges

--------------------------------------------------------------------------------


Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o You should carefully read the Prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

o If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

o If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

o If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

o Exchanges between Class B shares, between Class C shares or between either Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

o Exchanges from any share class to a money market fund can only be re-exchanged for the original share Class.

o In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

o You may make exchanges between like share classes. You may also exchange between A, B or C share classes and non-Institutional class shares of a money market fund.


50   Stagecoach Equity Funds Prospectus

Additional Services and Other Information

--------------------------------------------------------------------------------


Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

o AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Stagecoach Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

o Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

     o    must have a Fund account valued at $10,000 or more;

     o    you must have distributions reinvested; and

     o    you may not be simultaneously participating in an AutoSaver Plan.


It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.


Dividend and Capital Gain Distribution Options


You may choose to do any of the following:

o Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

o Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

o Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.


                                         Stagecoach Equity Funds Prospectus   51

Additional Services and Other Information

--------------------------------------------------------------------------------


o Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

--------------------------------------------------------------------------------


     Two Things to Keep In Mind About Distributions

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.
--------------------------------------------------------------------------------

Taxes


The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.


We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.


We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.


Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.


Historical Fund Information


Balanced Fund--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of


52   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Stagecoach Funds, Inc. on September 6, 1996. In conjunction with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM") In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


Equity Value Fund--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


Growth Fund--The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Growth Stock Fund on January 2, 1992.


Small Cap Fund--On December 12, 1997, the Overland Express Small Cap Strategy Fund was merged into the Small Cap Fund of the Stagecoach Funds, Inc. The Stagecoach Small Cap Fund commenced operations on September 16, 1996. Prior to December 15, 1997 the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.


Strategic Growth Fund--On December 12, 1997, the Class A and Class D shares of the Overland Express Strategic Growth Fund were reorganized as the Class A and Class C shares of the Strategic Growth Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown for the Stagecoach Class A and Class C shares are for the Class A and D shares of the Overland Fund, respectively. The Overland Fund did not offer Class B shares. The Financial Highlights for the Class B shares reflect prior performance of the Stagecoach Class B shares and are no longer part of the Fund's formal financial statements. Prior to December 15, 1997 the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.


                                         Stagecoach Equity Funds Prospectus   53

Additional Services And Other Information

--------------------------------------------------------------------------------


Share Class - This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.


Conversion of Class B shares - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.



Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.


Statements - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.


Dealer Concessions and Rule 12b-1 fees - Stephens Inc., as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the same Fund.


Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.



54   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.


Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.



                                         Stagecoach Equity Funds Prospectus   55

Organization and Management of the Funds

--------------------------------------------------------------------------------


A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.


About Stagecoach


Each Fund is one of 32 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.


The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.


================================================================================
                                  SHAREHOLDERS
================================================================================

================================================================================
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
      Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

================================================================================
           DISTRIBUTOR &
        CO-ADMINISTRATOR                                  ADMINISTRATOR
================================================================================
          Stephens Inc.                                  Wells Fargo Bank
          111 Center St.                                 525 Market St.
          Little Rock, AR                                San Francisco, CA

          Markets the Funds,                             Manages the Funds'
          distributes shares,                            business activities
          and manages the Funds'
          business activities
--------------------------------------------------------------------------------

================================================================================
          TRANSFER AND                                      SHAREHOLDER
     DIVIDEND DISBURSING AGENT                            SERVICING AGENTS
================================================================================
          Wells Fargo Bank                               Various Agents
          525 Market St.
          San Francisco, CA

          Maintains records of                           Provide services
          shares and supervises                          to customers
          the paying of dividends
--------------------------------------------------------------------------------


================================================================================
       INVESTMENT ADVISOR                           CUSTODIAN
================================================================================
 Wells Fargo Bank, 525 Market St.,          Wells Fargo Bank, 525 Market St.,
 San Francisco, CA                          San Francisco, CA

 Manages the Funds'                         Provides safekeeping for
 investment activities                      the Funds' assets
--------------------------------------------------------------------------------

================================================================================
                               BOARD OF DIRECTORS
================================================================================
                        Supervises the Funds' activities
--------------------------------------------------------------------------------


56   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.


The Investment Advisor


Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:


--------------------------------------------------------------------------------
Balanced Fund                                                    .54%
--------------------------------------------------------------------------------
Diversified Equity Income Fund                                   .50%
--------------------------------------------------------------------------------
Equity Value Fund                                                .50%
--------------------------------------------------------------------------------
Growth Fund                                                      .50%
--------------------------------------------------------------------------------
Small Cap Fund*                                                  .60%
--------------------------------------------------------------------------------
Strategic Growth Fund*                                           .50%
--------------------------------------------------------------------------------



* Prior to December 15, 1997, the Strategic Growth Fund and the Small Cap Fund each invested all of its assets in a master portfolio with the same investment objective. The management fee shown was charged to and paid by the master portfolio.


The Administrator


Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .04% of each Fund's assets for these services.


The Distributor and Co-Administrator


Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .02% of each Funds' assets for its role as co-administrator. Stephens Inc. also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


Distribution Plan


We have adopted distribution plans for each class of the Funds. For the Class A shares of the Diversified Equity Income and Growth Funds, these plans are used to defray all or part of the cost of preparing and distributing prospec-


                                         Stagecoach Equity Funds Prospectus   57

Organization and Management of the Funds

--------------------------------------------------------------------------------


tuses and promotional materials. For Class A shares of the Balanced, Equity Value, Small Cap and Strategic Growth Funds, and the Class B and Class C shares of each Fund, these plans are used to pay for distribution-related services including ongoing compensation to Selling Agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs. The fees paid under these plans are as follows:



                                         CLASS A    CLASS B        CLASS C
--------------------------------------------------------------------------------
Balanced Fund                             .10%       .75%            N/A
--------------------------------------------------------------------------------
Diversified Equity Income Fund            .05%       .70%            N/A
--------------------------------------------------------------------------------
Equity Value Fund                         .10%       .75%            N/A
--------------------------------------------------------------------------------
Growth Fund                               .05%       .70%            N/A
--------------------------------------------------------------------------------
Small Cap Fund                            .10%       .75%           .75%
--------------------------------------------------------------------------------
Strategic Growth Fund                     .10%       .75%           .75%
--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:

--------------------------------------------------------------------------------
                                         CLASS A    CLASS B        CLASS C
--------------------------------------------------------------------------------
Balanced Fund                             .25%       .25%            N/A
-----------------------------------------------------------------------------
Diversified Equity Income Fund            .25%       .25%            N/A
--------------------------------------------------------------------------------
Equity Value Fund                         .25%       .25%            N/A
--------------------------------------------------------------------------------
Growth Fund                               .30%       .30%            N/A
--------------------------------------------------------------------------------
Small Cap Fund                            .25%       .25%           .25%
--------------------------------------------------------------------------------
Strategic Growth Fund                     .25%       .25%           .25%
--------------------------------------------------------------------------------


58   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.


o   Allen J. Ayvazian

    Managing Director and Chief Equity Officer
    With Wells Fargo since 1989.


o   Jon R. Hickman

    Managing Director
    Member of Wells Fargo Equity Strategy Committee

    Over 16 years of experience, he has been with Wells Fargo since 1986.


o   Tamrya D. Thomas, CFA

    Managing Director and Chief Fixed Income Officer
    Chief Fixed Income Strategies and Chair of the Fixed Income
    Policy Committee

    With Wells Fargo since 1988.


o   Kenneth Lee

    With Wells Fargo since 1993. Was with Wells Fargo Nikko Investment Advisors and Dean Witter prior to 1993.


o   Chris Greene

    Joined Wells Fargo in 1997. Worked for Hambrecht & Quist from 1994-97 and for GB Capital Management for two years prior to that. Worked for Wood Island Associates prior to GB Capital.


o   Kelli Hill

    With Wells Fargo since 1987.


o   Rex Wardlaw, CFA

    With Wells Fargo since 1986.


o   Allen Wisniewski, CFA

    Member of Los Angeles Society of Financial Analysts

    With Wells Fargo since 1987.


                                        Stagecoach Equity Funds Prospectus    59

How to Read the Financial Highlights

--------------------------------------------------------------------------------


After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Equity Value Fund for periods prior to October 1, 1995 and for the Growth Fund prior to January 1, 1992.


Here is an explanation of some terms that will help you read these charts.


Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.


Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."


Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."


Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.


Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.


Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.


60   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.


Average Commission Rate Paid-- The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions. This information is required only for fiscal years beginning after September 1, 1995.


Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


                                         Stagecoach Equity Funds Prospectus   61

Glossary

--------------------------------------------------------------------------------


ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.


American Depository Receipts

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.



Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.


Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "total return".


Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".


Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.


Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.


Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.


Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".


62   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.


Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.


Distributions

Dividends and/or capital gains paid by a Fund on its shares.


Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.


Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.



Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.


Emerging Markets

Markets associated with a country that is considered by the International Finance Corporation, the International Bank for Reconstruction and Development and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.



FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. mutual funds are not FDIC insured.


                                        Stagecoach Equity Funds Prospectus    63

Glossary

--------------------------------------------------------------------------------


Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.


Initial Public Offering

The first time a company's stock is offered for sale to the public.


Investment-Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.



Liquidity

The ability to readily sell a security at its fair price.


Moody's

One of the largest nationally recognized ratings organizations.


Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.


Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.


Non-Diversified

Any fund that does not have a policy as described under "diversified" in this glossary.


Options

An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.


64   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Public Offering Price (POP)

The NAV with the sales load added.


Price-to-Earnings Ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low P/E ratios typically indicate a high yield. High P/E ratios are a characteristic of growth stocks which generally have low current yields.


Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.


Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.


Senior Securities

A security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.


Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.



Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.


S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.


Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.


                                         Stagecoach Equity Funds Prospectus   65

Glossary

--------------------------------------------------------------------------------


Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.


Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.


Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.


Undervalued

Describes a stock that is believed to be worth more than its current selling price.


U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Value Strategy

A type of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its true value.


Warrants

The right to buy a stock at a set price for a set time.


Zero Coupon Bonds

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.


66   Stagecoach Equity Funds Prospectus

This page intentionally left blank

--------------------------------------------------------------------------------

December 15, 1997

================================================================================


                                                             STAGECOACH FUNDS(R)

Stagecoach
    Income Funds
Prospectus

Intermediate                  Please read this Prospectus and keep it for future
Bond Fund                     reference. It is designed to provide you with
                              important information and to help you decide if a
Short-Term                    Fund's goals match your own.
Government-
Corporate
Income Fund                   These securities have not been approved or
                              disapproved by the U.S. Securities and Exchange
Short-Intermediate            Commission, any state securities commission or any
U.S. Government               other regulatory authority, nor have any of these
Income Fund                   authorities passed upon the accuracy or adequacy
                              of this Prospectus. Any representation to the
U.S. Government               contrary is a criminal offense.
Income Fund

Variable Rate
Government Fund
                              Fund shares are NOT deposits or other obligations
Class A, Class B and          of, or issued, endorsed or guaranteed by, Wells
Class C                       Fargo Bank, N.A. ("Wells Fargo Bank"), or any of
                              its affiliates. Fund shares are NOT insured or
                              guaranteed by the U.S. Government, the Federal
Investment Advisor            Deposit Insurance Corporation ("FDIC"), the
and Administrator:            Federal Reserve Board or any other governmental
                              agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN
Wells Fargo Bank              RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Distributor and
Co-Administrator:

Stephens Inc.

================================================================================

================================================================================


About This Prospectus

--------------------------------------------------------------------------------

What is a prospectus?


A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?


We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.


How is the Fund information organized?


After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.


                              Important information you should look for:


--------------------------------------------------------------------------------


[GRAPHIC]                     Investment Objective and Investment Policies

                              What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments

                              A summary of the Fund's key permitted investments and practices.

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors

                              What are key risk factors about this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts

                              Provides additional information about the Fund.

--------------------------------------------------------------------------------


Why is italicized print used throughout this Prospectus?


Words appearing in italicized print and highlighted in color are defined in the Glossary.


What else do I need to understand these Funds?


Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Funds is also available on the SEC's website (http://www.sec.gov).

================================================================================


Table of Contents
                              Key Information                                 4
                              Summary of Expenses                             6
--------------------------------------------------------------------------------

The Funds                     Intermediate Bond Fund                         10

This section contains         Short-Term Government-
important information            Corporate Income Fund                       14
about the individual
Funds.                        Short-Intermediate U.S. Government
                                 Income Fund                                 18

                              U.S. Government Income Fund                    22

                              Variable Rate Government Fund                  28

                              General Investment Risks                       32

--------------------------------------------------------------------------------

Your Account                  A Choice of Share Classes                      37

Turn to this section for      Reduced Sales Charges                          40
information on how to
open and maintain             Your Account                                   43
your account, including
how to buy, sell and          How to Buy Shares                              45
exchange Fund shares.
                              Selling Shares                                 46

                              Exchanges                                      48

                              Additional Services and
                                 Other Information                           49

--------------------------------------------------------------------------------


Reference                     Organization and Management
                                 of the Funds                                54
Look here for details on the
organization of the Funds     How to Read the Financial Highlights           58
and term definitions.
                              Glossary                                       60

Key Information

--------------------------------------------------------------------------------


Summary of the Stagecoach Income Funds


The Funds described in this Prospectus invest primarily in debt securities and seek to distribute monthly income and varying degrees of principal stability. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objectives, investment practices, permitted investments and risks carefully before investing in a Fund.



Should you consider investing in these Funds? Yes, if:

o    you are looking to add an income investment to your portfolio;

o    you are looking for monthly income;


o you are looking for more stability of principal than equity funds typically provide; and


o you are willing to accept the risks of income investing, including the risk that share prices may rise and fall.


You should not invest in these Funds if:


o    you are looking for FDIC insurance coverage or guaranteed rates of return;



o    you are unwilling to accept that you may lose money on your investment;



o    you are unwilling to accept the risks of investing in the bond markets; or


o    you are looking for returns characteristic of equity investments.


Who are "We"?


In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.


Who are "You"?


In this Prospectus, "You" means the potential investor or the shareholder.


What are the "Funds"?


In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.


4    Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


Key Terms


The term "debt securities" used in this Prospectus refers to a broad variety of fixed-income and variable-rate securities including bonds, bills, notes and mortgage-backed securities. The term "instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificate of Deposit or a Banker's Acceptance. The "Permitted Investments" for each Fund and "Investment Practices and Risks" table describe some of the particular instruments and securities used for each Fund.


Dividends


We pay dividends, if any, monthly.


                                        Stagecoach Income Funds Prospectus     5

Income Funds     Summary of Expenses

------------------------------------------------------------------------------------------------

================================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================================

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
"Organization and Management of the Funds" for more details.
------------------------------------------------------------------------------------------------

                                         Intermediate Bond       Short-Term      Short-Intermed.
                                                               Govt.-Corp. IF    U.S. Govt. IF
                                         -------------------------------------------------------
                                         CLASS A    CLASS B        CLASS A          CLASS A
------------------------------------------------------------------------------------------------
Maximum sales charge on a purchase
  (as a percentage of offering price)     4.50%      None           3.00%            3.00%
------------------------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                               None       None           None             None
------------------------------------------------------------------------------------------------
Maximum sales charge on a:
  Redemption during first year            None       5.00%          None             None
  Redemption after first year             None       4.00%          None             None
------------------------------------------------------------------------------------------------
Exchange fees                             None       None           None             None

------------------------------------------------------------------------------------------------

================================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================================

Expenses shown reflect contract amounts and amounts payable by each Fund. The expenses shown under "Other Expenses" and "Total Fund Operating Expenses"
have been restated to reflect current fees. Expenses shown "after waivers and reimbursements" reflect fee waivers and reimbursements that generally may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National
Association of Securities Dealers, Inc.
------------------------------------------------------------------------------------------------

                                         Intermediate Bond       Short-Term      Short-Intermed.
                                                               Govt.-Corp. IF    U.S. Govt. IF
                                         -------------------------------------------------------
                                         CLASS A    CLASS B        CLASS A          CLASS A
------------------------------------------------------------------------------------------------
Rule 12b-1fee                             0.05%      0.75%          0.25%            0.05%
------------------------------------------------------------------------------------------------
Management fee
  (after waivers)                         0.23%      0.23%          0.00%            0.26%
------------------------------------------------------------------------------------------------
Other expenses
  (after waivers or reimbursements)       0.69%      0.72%          0.15%            0.64%
================================================================================================
TOTAL FUND OPERATING EXPENSES
  (after waivers or reimbursements)       0.97%      1.70%          0.40%            0.95%
================================================================================================
Management fee
  (before waivers)                        0.50%      0.50%          0.50%            0.50%
------------------------------------------------------------------------------------------------
Other expenses
  (before waivers or reimbursements)      0.85%      1.88%          1.10%            0.57%
------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
  (before waivers or reimbursements)      1.40%      3.13%          1.85%            1.12%
------------------------------------------------------------------------------------------------


6    Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------------------------

==================================================================================================
SHAREHOLDER TRANSACTION EXPENSES
==================================================================================================



--------------------------------------------------------------------------------------------------
                                            U.S. Government Income            Variable Rate Govt.
                                         ---------------------------------------------------------
                                         CLASS A    CLASS B    CLASS C       CLASS A       CLASS C
--------------------------------------------------------------------------------------------------
Maximum sales charge on a purchase
  (as a percentage of offering price)     4.50%      None       None          3.00%        None
--------------------------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                               None       None       None          None         None
--------------------------------------------------------------------------------------------------
Maximum sales charge imposed on a:
  Redemption during first year            None       5.00%      1.00%         None         1.00%
  Redemption after first year             None       4.00%      None          None         None
--------------------------------------------------------------------------------------------------
Exchange fees                             None       None       None          None         None
--------------------------------------------------------------------------------------------------
==================================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
==================================================================================================

                                            U.S. Government Income            Variable Rate Govt.
                                         ---------------------------------------------------------
                                         CLASS A    CLASS B    CLASS C       CLASS A       CLASS C
--------------------------------------------------------------------------------------------------
Rule 12b-1fee                             0.05%      0.70%      0.75%         0.25%        0.50%
--------------------------------------------------------------------------------------------------
Management fee
  (after waivers)                         0.50%      0.50%      0.50%         0.40%        0.40%
--------------------------------------------------------------------------------------------------
Other expenses
  (after waivers or reimbursements)       0.33%      0.38%      0.33%         0.13%        0.38%
==================================================================================================
TOTAL FUND OPERATING EXPENSES
  (after waivers or reimbursements)       0.88%      1.58%      1.58%         0.78%        1.28%
==================================================================================================
Management fee
  (before waivers)                        0.50%      0.50%      0.50%         0.50%        0.50%
--------------------------------------------------------------------------------------------------
Other expenses
  (before waivers or reimbursements)      0.65%      0.74%      0.65%         0.23%        0.67%
--------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
  (before waivers or reimbursements)      1.20%      1.94%      1.90%         0.98%        1.67%
--------------------------------------------------------------------------------------------------


                                        Stagecoach Income Funds Prospectus     7

--------------------------------------------------------------------------------


================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the
following expenses on a
$1,000 investment
assuming a 5% annual         Intermediate Bond    Short-Term     Short-Intermed.
return and that you                             Govt.-Corp. IF    U.S. Govt. IF
redeem your shares at the   ----------------------------------------------------
end of each period.         CLASS A    CLASS B      CLASS A         CLASS A
--------------------------------------------------------------------------------
1 year                        $54        $67          $34             $39
--------------------------------------------------------------------------------
3 YEARS                       $75        $84          $42             $59
--------------------------------------------------------------------------------
5 YEARS                       $96       $112          $52             $81
--------------------------------------------------------------------------------
10 YEARS                     $159       $163          $79            $143
--------------------------------------------------------------------------------
================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the
following expenses on a
$1,000 investment
assuming a 5% annual         Intermediate Bond    Short-Term     Short-Intermed.
return and that you do                          Govt.-Corp. IF    U.S. Govt. IF
not redeem your shares at   ----------------------------------------------------
the end of each period.     CLASS A    CLASS B      CLASS A         CLASS A
--------------------------------------------------------------------------------
   1 YEAR                     $54        $17          $34             $39
--------------------------------------------------------------------------------
   3 YEARS                    $75        $54          $42             $59
--------------------------------------------------------------------------------
   5 years                    $96        $92          $52             $81
--------------------------------------------------------------------------------
   10 YEARS                  $159       $163          $79            $143
--------------------------------------------------------------------------------



8    Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
                                U.S. Government Income       Variable Rate Govt.
                             ---------------------------------------------------
                             CLASS A   CLASS B    CLASS C    CLASS A   CLASS C
--------------------------------------------------------------------------------
1 YEAR                         $54       $66        $26        $38       $23
--------------------------------------------------------------------------------
3 YEARS                        $72       $80        $50        $54       $41
--------------------------------------------------------------------------------
5 YEARS                        $92      $106        $86        $72       $70
--------------------------------------------------------------------------------
10 YEARS                      $149      $151       $188       $124      $155
--------------------------------------------------------------------------------
================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
                                U.S. Government Income       Variable Rate Govt.
                             ---------------------------------------------------
                             CLASS A   CLASS B    CLASS C    CLASS A   CLASS C
--------------------------------------------------------------------------------
1 YEAR                         $54       $16        $16        $38       $13
--------------------------------------------------------------------------------
3 YEARS                        $72       $50        $50        $54       $41
--------------------------------------------------------------------------------
5 YEARS                        $92       $86        $86        $72       $70
--------------------------------------------------------------------------------
10 YEARS                      $149      $151       $188       $124      $155
--------------------------------------------------------------------------------



                                        Stagecoach Income Funds Prospectus     9

Intermediate Bond Fund

--------------------------------------------------------------------------------

                              Portfolio Managers:  Tamyra Thomas (since 9/96)
                                                   Scott Smith (since 9/96)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Intermediate Bond Fund seeks to provide investors with a high level of current income consistent with the preservation of capital and the maintenance of liquidity.

                              Investment Policies


                              We actively manage a broad range of corporate debt securities, U.S. Government obligations and other debt securities and instruments. When deciding the allocation between corporate and U.S. Government obligations, we consider the differences between the yields for corporate and government bonds, as well as the yield differences for various corporate sectors, and the current economic cycle's likely effect on the various types of bonds. When buying individual securities, we consider credit-quality and the security's attractiveness. We actively manage a diversified portfolio.

                              Under normal market conditions, we will maintain a dollar-weighted average portfolio maturity of between 3 and 10 years.

--------------------------------------------------------------------------------

[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, the Fund will invest:

                              o at least 65% of total assets in corporate and government bonds;

                              o no more than 20% of total assets in the dollar-denominated debt of foreign issuers; and

                              o in zero coupon bonds, repurchase agreements, municipal bonds, and obligations convertible into common stock.

                              The debt obligations we buy for the portfolio generally will be rated "BBB" (S&P) or "Baa" (Moody's) or better. We may also invest in unrated debt obligations that we feel are of comparable quality. The dollar-weighted average credit quality of the corporate bonds will be "A" or better. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term


10 Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

                              investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks beginning on page 32 and the specific risk listed below. They are equally important to your investment choice.


                              The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund.


--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts

                              As a general matter, we will not invest in common stocks. Common stock received through the conversion of convertible securities will be sold as soon as possible in an orderly manner.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Income Funds Prospectus     11

Intermediate Bond Fund     Financial Highlights
See "Historical Fund Information" on page 51.

------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
FOR A SHARE OUTSTANDING
========================================================================================================================
For the period ended:                                          CLASS A SHARES -- COMMENCED
                                                               ON JUNE 1, 1988
                                                               ---------------------------------------------------------
                                                               Sept. 30,     March 31,     Sept. 30,    Sept. 30,
                                                                1997(1)       1997(2)        1996       1995(3,4)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $14.28        $14.50        $14.76        $14.77
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.46          0.46          0.87          0.30
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            0.36         (0.22)        (0.25)        (0.01)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  0.82          0.24          0.62          0.29
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                           (0.46)        (0.46)        (0.87)        (0.30)
  Distributions from net realized gain                            0.00          0.00         (0.01)(6)      0.00
------------------------------------------------------------------------------------------------------------------------
Total from distributions                                         (0.46)        (0.46)        (0.88)        (0.30)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $14.64        $14.28        $14.50        $14.76
------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                                     5.81%         1.61%         4.15%         6.14%(5)
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                              $3,774        $2,125        $2,481       $55,628
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                         0.80%         0.80%         0.85%         0.89%
  Ratio of net investment income to average net assets            6.31%         6.29%         5.82%         5.94%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  35%           28%           96%           54%
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed expenses                    1.73%         1.40%         1.11%         0.94%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed expenses         5.38%         5.69%         5.56%         5.89%
------------------------------------------------------------------------------------------------------------------------


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
========================================================================================================================
CLASS A SHARE CALENDAR YEAR RETURNS                                                          1996          1995
========================================================================================================================
Returns for other share classes may vary due to                                              3.13%         15.36%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
------------------------------------------------------------------------------------------------------------------------


(1)  Unaudited financial statements.


(2)  The Fund changed its fiscal year-end from September 30 to March 31.

(3)  The Fund changed Investment Advisors during the fiscal year.

12   Stagecoach Income Funds Prospectus

                                                                              See "How to Read the Financial Highlights" on page 58.

------------------------------------------------------------------------------------------------------------------------------------





====================================================================================================================================



====================================================================================================================================

                                                                                                 CLASS B SHARES -- COMMENCED

                                                                                                 ON SEPT. 6, 1996

-----------------------------------------------------------------------------------------------  -----------------------------------

 May 31,      May 31,      May 31,     May 31,       May 31,       May 31,        May 31,        Sept. 30,     March 31,   Sept. 30,

  1995         1994         1993        1992          1991          1990           1989           1997(1)       1997(2)      1996

-----------------------------------------------------------------------------------------------  -----------------------------------

 $14.36       $15.72       $15.69       $15.52        $15.08        $15.13         $15.00          $9.91        $10.07      $10.00

-----------------------------------------------------------------------------------------------  -----------------------------------



   0.91         0.99         1.17         1.14          1.25          1.26           1.22           0.28          0.23        0.00

-----------------------------------------------------------------------------------------------  -----------------------------------

   0.47        (0.90)        0.40         0.65          0.54         (0.05)          0.08           0.25         (0.16)       0.07

-----------------------------------------------------------------------------------------------  -----------------------------------

   1.38         0.09         1.57         1.79          1.79          1.21           1.30           0.53          0.07        0.07

-----------------------------------------------------------------------------------------------  -----------------------------------



  (0.97)       (0.85)       (1.04)       (1.41)        (1.25)        (1.26)         (1.17)         (0.28)        (0.23)       0.00

   0.00        (0.60)       (0.50)       (0.21)        (0.10)           --             --           0.00          0.00        0.00

-----------------------------------------------------------------------------------------------  -----------------------------------

  (0.97)       (1.45)       (1.54)       (1.62)        (1.35)        (1.26)         (1.17)         (0.28)        (0.23)       0.00

-----------------------------------------------------------------------------------------------  -----------------------------------

 $14.77       $14.36       $15.72       $15.69        $15.52        $15.08         $15.13         $10.16         $9.91      $10.07

-----------------------------------------------------------------------------------------------  -----------------------------------

  10.13%        0.35%       10.42%       11.96%        12.36%         8.25%          9.07%          5.43%         0.66%       0.70%

-----------------------------------------------------------------------------------------------  -----------------------------------



$56,087      $58,199      $61,207      $54,203       $54,074       $79,471        $74,002         $2,480          $675       $0.00

-----------------------------------------------------------------------------------------------  -----------------------------------



   0.81%        0.79%        0.76%        0.68%         0.66%         0.68%          0.69%          1.50%         1.50%       0.00%

   6.35%        5.33%        6.01%        7.14%         8.00%         8.25%          8.25%          5.48%         5.54%       2.43%

-----------------------------------------------------------------------------------------------  -----------------------------------

     76%         163%         146%         102%           78%           32%            36%            35%           28%         96%

-----------------------------------------------------------------------------------------------  -----------------------------------



   0.85%        0.85%        0.79%        0.73%         0.71%         0.73%          0.74%          2.62%         3.13%       0.00%

-----------------------------------------------------------------------------------------------  -----------------------------------



   6.31%        5.29%        5.98%        7.09%         7.95%         8.20%          8.20%          4.36%         3.91%       2.43%

-----------------------------------------------------------------------------------------------  -----------------------------------




[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

====================================================================================================================================

   1994         1993         1992        1991           1990         1989

====================================================================================================================================


  -2.75%        8.30%        6.64%       16.00%         8.62%        13.07%









------------------------------------------------------------------------------------------------------------------------------------




(4)  The Fund changed its fiscal year-end from May 31 to September 30.

(5)  Annualized.

(6)  Tax return of capital.


                                       Stagecoach Income Funds Prospectus     13

Short-Term Government-Corporate Income Fund

--------------------------------------------------------------------------------


                              Portfolio Managers: Madeleine Gish (since 7/96)
                                                  Jeff Weaver (since 7/96)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Short-Term Government-Corporate Income Fund seeks to provide investors with current income while managing principal volatility.

                              Investment Policies

                              We actively manage a diversified portfolio of U.S. Government obligations and investment grade corporate debt securities. While there is no minimum level of assets that must be invested in either category of investments, we will typically have at least 20% of our assets invested in each. We will vary the allocation of the assets between these investment categories based primarily on the differences in expected yields for both. We attempt to manage principal volatility by diversifying assets among permitted investments based upon their sensitivity to changes in interest rates.

                              We may buy debt securities of any maturity length and, except during temporary defensive periods, we will maintain a dollar-weighted average maturity of between 90 days and 2 years.

--------------------------------------------------------------------------------

[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o substantially all of our assets in either U.S. government obligations or investment-grade corporate debt;

                              o at least 65% of our total assets in
                              income-producing securities;

                              o in investment grade corporate debt securities including asset-backed securities;

                              o repurchase agreements; and

                              o up to 25% of our assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


14     Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks beginning on page 32 and the specific risks listed below. They are equally important to your investment choice.


                              Since we shift allocation between U.S. Government obligations and corporate debt securities as economic conditions and expected returns warrant, we may have relatively higher portfolio transaction costs than other mutual funds with similar investment objectives. The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts


                              This Fund offers a single class of shares, which we sometimes refer to as Class A shares.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Income Funds Prospectus     15

Short-Term Government-     Financial Highlights
Corporate Income Fund
See "Historical Fund Information" on page 51.
                          See "How to Read the Financial Highlights" on page 58.
====================================================================================================================================

FOR A SHARE OUTSTANDING
====================================================================================================================================

                                                                    CLASS A SHARES -- COMMENCED
                                                                    ON SEPTEMBER 19, 1994
                                                                    ----------------------------------------------------------------

For the period ended:                                               June 30,          Dec. 31,           Dec. 31,          Dec. 31,
                                                                    1997(1)             1996               1995              1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                 $4.98              $5.02              $4.93             $5.00
------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
  Net investment income                                               0.14               0.28               0.30              0.08
  Net realized and unrealized gain (loss)
    on investments                                                    0.00              (0.04)              0.09             (0.07)
------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                      0.14               0.24               0.39              0.01
------------------------------------------------------------------------------------------------------------------------------------

Less distributions:
  Dividends from net investment income                               (0.14)             (0.28)             (0.30)            (0.08)
  Distributions from net realized gain                                0.00               0.00               0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------

Total from distributions                                             (0.14)             (0.28)             (0.30)            (0.08)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                       $4.98              $4.98              $5.02             $4.93
------------------------------------------------------------------------------------------------------------------------------------

Total return (not annualized)                                         2.90%              4.83%              8.05%             0.28%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets, end of period (000s)                                 $10,219            $14,023             $5,954               $96
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets(2)                          0.37%              0.36%              0.30%             0.30%
  Ratio of net investment income to
    average net assets(2)                                             5.75%              5.47%              6.01%             5.77%
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover(3)                                                  143%               247%               227%                0%
------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses                             31.84%              1.85%              6.79%            67.89%
------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to
  average net assets prior to waived fees                             4.28%              3.98%             (0.48)%          (61.82)%

   and reimbursed expenses(2)
------------------------------------------------------------------------------------------------------------------------------------




[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
====================================================================================================================================

CLASS A SHARE CALENDAR YEAR RETURNS                                                                         1996             1995
====================================================================================================================================

These returns reflect fee waivers and                                                                       4.83%            8.05%
reimbursements, do not reflect sales loads and
are not a guarantee of future performance.
------------------------------------------------------------------------------------------------------------------------------------





(1)  Unaudited financial statements.

(2)  This ratio includes income and expenses charged to the Master Portfolio.

(3)  The portfolio turnover shown in the table is for the Master Portfolio.


16     Stagecoach Income Funds Prospectus

This page intentionally left blank

--------------------------------------------------------------------------------

Short-Intermediate U.S. Government Income Fund

--------------------------------------------------------------------------------


                              Portfolio Managers: Madeleine Gish (since 7/96)
                                                  Jeff Weaver (since 7/96)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Short-Intermediate U.S. Government Income Fund seeks to provide investors with current income while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

                              Investment Policies

                              We seek current income by actively managing a diversified portfolio consisting primarily of short- to intermediate-term U.S. Government obligations. We may invest in securities of any maturity. Under ordinary circumstances, we expect to maintain a dollar-weighted average maturity of between 2 and 5 years. We seek to preserve capital by shortening average maturity when interest rates are expected to increase and to increase total return by lengthening maturity when interest rates are expected to fall.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o at least 65% of our total assets in U.S.
                              Government obligations;

                              o in investment grade corporate debt securities including asset-backed securities;

                              o in repurchase agreements;

                              o no more than 5% of our total assets in securities downgraded below investment grade after we acquired them;

                              o up to 25% of our assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks; and

                              o in stripped Treasury securities, adjustable-rate mortgage securities, adjustable portions of collateralized mortgage obligations.


18     Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks beginning on page 32 and the specific risks listed below. They are equally important to your investment choice.

                              Stripped Treasury securities have greater interest rate risk than traditional government securities with identical credit ratings. The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts


                              This Fund is not available in a Class B or Class C shares. See "A Choice of Share Classes" on page 37 for details.

                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Income Funds Prospectus     19

Short-Intermediate U.S. Government Income Fund

---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
FOR A SHARE OUTSTANDING
===========================================================================================================================
For the period ended:
                                                                         CLASS A SHARES -- COMMENCED
                                                                         ON OCTOBER 27, 1993
                                                                         --------------------------------------------------
                                                                         Sept. 30,           Mar. 31,            Sept. 30,
                                                                          1997(1)             1997(2)             1996(3)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $9.64               $9.73              $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                              0.26                0.34                0.41
  Net realized and unrealized gain (loss) on investments                    0.23               (0.09)              (0.27)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            0.49                0.25                0.14
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     (0.26)              (0.34)              (0.41)
  Distributions from net realized gain                                      0.00                0.00                0.00
---------------------------------------------------------------------------------------------------------------------------
Total from distributions                                                   (0.26)              (0.34)              (0.41)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $9.87               $9.64               $9.73
---------------------------------------------------------------------------------------------------------------------------
Total return (not annualized) (loss)                                        5.09%               2.57%               1.34%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                       $31,742             $33,920             $37,465
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                   0.71%               0.71%               0.76%
  Ratio of net investment income to average net assets                      5.22%               6.96%               5.60%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            27%                 52%                389%
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                                       1.32%               1.12%               1.21%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                              4.61%               6.55%               5.15%
---------------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
===========================================================================================================================
CLASS A SHARE CALENDAR YEAR RETURNS                                         1996                1995                1994
===========================================================================================================================
Returns for other share classes may vary due to                             3.61%               12.67%             -1.42%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
---------------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.

(2)  The Fund changed its fiscal year-end from September 30 to March 31.

(3)  The Fund changed its fiscal year-end from December 31 to September 30.


20     Stagecoach Income Funds Prospectus

                                                                     See "How to Read the Financial Highlights" on page 58.

---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
FOR A SHARE OUTSTANDING
===========================================================================================================================
For the period ended:                                                   CLASS A SHARES -- COMMENCED
                                                                        ON OCTOBER 27, 1993
                                                                        ---------------------------------------------------
                                                                        Dec. 31,             Dec. 31,             Dec. 31,
                                                                          1995                 1994                1993
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $9.39                $9.99               $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                             0.55                 0.46                 0.06
  Net realized and unrealized gain (loss) on investments                   0.61                (0.60)               (0.01)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           1.16                (0.14)                0.05
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                    (0.55)               (0.46)               (0.06)
  Distributions from net realized gain                                     0.00                 0.00                 0.00
---------------------------------------------------------------------------------------------------------------------------
Total from distributions                                                  (0.55)               (0.46)               (0.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $10.00                $9.39                $9.99
---------------------------------------------------------------------------------------------------------------------------
Total return (not annualized) (loss)                                      12.67%               (1.42)%               0.40%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                      $39,928              $11,602               $8,557
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                  0.71%                0.25%                0.00%
  Ratio of net investment income to average net assets                     5.64%                4.75%                3.49%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                          472%                 288%                 N/A
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                                      1.67%                2.28%                2.45%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                             4.68%                2.72%                1.04%
---------------------------------------------------------------------------------------------------------------------------



                                       Stagecoach Income Funds Prospectus     21

U.S. Government Income Fund
--------------------------------------------------------------------------------


                              Portfolio Managers: Scott Smith (since 12/97)
                                                  Paul Single (since 5/95)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The U.S. Government Income Fund seeks a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC.

                              Investment Policies

                              We actively manage a diversified portfolio of U.S. Government mortgage pass-through securities (including those issued by GNMA, FNMA and FHLMC), U.S. Treasury securities and repurchase agreements.

--------------------------------------------------------------------------------

[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o at least 65% of total Fund assets in mortgage pass-through securities; and

                              o in Treasury securities and repurchase agreements collateralized by U.S. Government obligations.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks beginning on page 32 and the specific risks listed below. They are equally important to your investment choice.


                              The United States Government guarantees the timely payment of interest and principal of GNMA and Treasury securities with its full faith and credit. FNMA and FHLMC securities, however, are guaranteed by the issuing agencies and not by the U.S. Government. There is no guarantee that the U.S. Government will support FNMA and FHLMC securities if they are unable to meet their obligations.


22     Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


                              The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund. Mortgage-backed securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such "prepayments" result in an early return of principal that is then reinvested at what is likely to be a lower yield.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts


                              Mortgage pass-through securities are residential home mortgages bundled together and sold as a single security. Mortgage payments are "passed through" the issuing agency to the security's holder as interest and principal payments.


                              GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association. FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association, and FHLMC securities as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.


                              Prior to December 15, 1997, the Fund was known as the Ginnie Mae Fund.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Income Funds Prospectus     23

U.S. Government Income Fund     Financial Highlights
See "Historical Fund Information" on page 51.

---------------------------------------------------------------------------------------------
=============================================================================================
FOR A SHARE OUTSTANDING
=============================================================================================
For the period ended:                                  CLASS A SHARES--COMMENCED
                                                       ON APRIL 7, 1988
                                                       --------------------------------------
                                                       June 30,      Dec. 31,        Dec. 31,
                                                       1997(1)        1996            1995
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $10.12         $10.78          $9.66
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.30           0.63           0.69
  Net realized and unrealized gain
  on investments                                        (0.04)         (0.66)          1.12
---------------------------------------------------------------------------------------------
Total from investment operations                         0.26          (0.03)          1.81
---------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.30)         (0.63)         (0.69)
  Distributions from net realized gain                   0.00           0.00           0.00
---------------------------------------------------------------------------------------------
Total from distributions                                (0.30)         (0.63)         (0.69)
---------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.08         $10.12         $10.78
---------------------------------------------------------------------------------------------
Total return (not annualized)                            2.65%         (0.11)%        19.32%
---------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                    $80,058        $77,239        $30,471
---------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                0.89%          0.89%          0.88%
  Ratio of net investment income to
  average net assets                                     6.07%          6.07%          6.79%
---------------------------------------------------------------------------------------------
Portfolio turnover                                        125%           240%            95%
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                    0.97%          1.24%          1.24%
---------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed         5.99%          5.72%          6.44%
  expenses
---------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=============================================================================================
CLASS A SHARE CALENDAR YEAR RETURNS                                     1996          1995
=============================================================================================
Returns for other share classes may vary due to                        -0.11%         19.32%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
---------------------------------------------------------------------------------------------

(1)  Unaudited financial statements.


24     Stagecoach Income Funds Prospectus


                                            See "How to Read the Financial Highlights" on page 58.

--------------------------------------------------------------------------------------------------

==================================================================================================

==================================================================================================

--------------------------------------------------------------------------------------------------
Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,        Dec. 31,     Dec. 31,
 1994           1993           1992           1991           1990            1989         1988
--------------------------------------------------------------------------------------------------
 $10.87         $10.56         $10.97         $10.30         $10.22          $9.78        $10.00
--------------------------------------------------------------------------------------------------

   0.70           0.74           0.79           0.86           0.87           0.90          0.54

  (1.21)          0.36          (0.14)          0.90           0.10           0.50         (0.21)
--------------------------------------------------------------------------------------------------
  (0.51)          1.10           0.65           1.76           0.97           1.40          0.33
--------------------------------------------------------------------------------------------------

  (0.70)         (0.74)         (0.79)         (0.86)         (0.89)         (0.90)        (0.54)
   0.00          (0.05)         (0.27)         (0.23)          0.00          (0.06)        (0.01)
--------------------------------------------------------------------------------------------------
  (0.70)         (0.79)         (1.06)         (1.09)         (0.89)         (0.96)        (0.55)
--------------------------------------------------------------------------------------------------
  $9.66         $10.87         $10.56         $10.97         $10.30         $10.22         $9.78
--------------------------------------------------------------------------------------------------
  (4.81)%        10.67%          6.27%         18.08%         10.17%         14.82%         3.24%
--------------------------------------------------------------------------------------------------

$35,838        $50,301        $40,883        $20,457        $11,116         $4,238        $3,264
--------------------------------------------------------------------------------------------------

   0.76%          0.53%          0.47%          0.00%          0.07%          0.54%         0.29%

   6.84%          6.79%          6.26%          8.30%          8.65%          8.89%         7.88%
--------------------------------------------------------------------------------------------------
     50%           115%           128%           100%             4%            11%          N/A
--------------------------------------------------------------------------------------------------

   1.08%          1.01%          1.13%          1.87%          2.72%          4.45%         7.31%
--------------------------------------------------------------------------------------------------

   6.52%          6.31%          5.60%          6.43%          6.00%           N/A           N/A

--------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
==================================================================================================
  1994           1993            1992          1991           1990           1989
==================================================================================================
  -4.81%         10.67%          6.27%         18.08%         10.17%         14.82%




--------------------------------------------------------------------------------------------------


                                       Stagecoach Income Funds Prospectus     25

U.S. Government     Financial Highlights
Income Fund
See "Historical Fund Information" on page 51.                                 See "How to Read the Financial Highlights" on page 58.


------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

FOR A SHARE OUTSTANDING
====================================================================================================================================

For the period ended:                                          CLASS C SHARES--COMMENCED
                                                               ON JULY 1, 1993
                                                               ---------------------------------------------------------------------

                                                               June 30,      Dec. 31,        Dec. 31,      Dec. 31,       Dec. 31,
                                                                1997(1)        1996           1995           1994           1993
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                            $13.84         $14.74         $13.20         $14.85         $15.00
------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
  Net investment income                                           0.36           0.77           0.85           0.86           0.42
  Net realized and unrealized gain (loss)
  on investments                                                 (0.07)         (0.90)          1.54          (1.65)         (0.08)
------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                                  0.29          (0.13)          2.39          (0.79)          0.34
------------------------------------------------------------------------------------------------------------------------------------

Less distributions:
  Dividends from net investment income                           (0.36)         (0.77)         (0.85)         (0.86)         (0.42)
  Distributions from net realized gain                            0.00           0.00           0.00           0.00          (0.07)
------------------------------------------------------------------------------------------------------------------------------------

Tax return of capital
------------------------------------------------------------------------------------------------------------------------------------

Total from distributions                                         (0.36)         (0.77)         (0.85)         (0.86)         (0.49)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                  $13.77         $13.84         $14.74         $13.20         $14.85
------------------------------------------------------------------------------------------------------------------------------------

Total return (not annualized)                                     2.16%         (0.79)%        18.54%         (5.45)%         2.25%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets, end of period (000s)                              $1,793         $2,290         $2,793         $3,722         $9,594
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                         1.63%          1.62%          1.62%          1.37%          0.90%
  Ratio of net investment income to
  average net assets                                              5.34%          5.50%          6.07%          6.14%          5.90%
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover                                                 125%           240%            95%            50%           115%
------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses                          3.13%          3.39%          2.29%          1.87%          2.03%
------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to
  average net assets prior to waived                              3.84%          3.73%          5.40%          5.64%          4.77%
  fees and reimbursed expenses
------------------------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


26 Stagecoach Income Funds Prospectus

-----------------------------------------------------------------------------------------

=========================================================================================
FOR A SHARE OUTSTANDING
=========================================================================================
For the period ended:                              CLASS B SHARES--COMMENCED
                                                   ON JANUARY 1, 1995
                                                   --------------------------------------
                                                   March 31,      Sept. 30,      Dec. 31,
                                                    1997           1996           1995
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.46         $10.97         $10.00
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.34           0.49           0.66
  Net realized and unrealized gain (loss)
  on investments                                     (0.10)         (0.51)          0.97
-----------------------------------------------------------------------------------------
Total from investment operations                      0.24          (0.02)          1.63
-----------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income               (0.28)         (0.49)         (0.66)
  Distributions from net realized gain                0.00           0.00           0.00
-----------------------------------------------------------------------------------------
Tax return of capital                                (0.05)          0.00           0.00
-----------------------------------------------------------------------------------------
Total from distributions                              0.33           0.49           0.66
-----------------------------------------------------------------------------------------
Net asset value, end of period                      $10.37         $10.46         $10.97
-----------------------------------------------------------------------------------------
Total return (not annualized)                         2.24%         (0.12)%        16.69%
-----------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                 $22,471        $21,141        $12,227
-----------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets             1.47%          1.48%          1.47%
  Ratio of net investment income to
  average net assets                                  6.32%          6.16%          6.01%
-----------------------------------------------------------------------------------------
Portfolio turnover                                      72%           183%           118%
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses              1.94%          1.93%          2.12%
-----------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and                 5.85%          5.71%          5.36%
  reimbursed expenses
-----------------------------------------------------------------------------------------



                                       Stagecoach Income Funds Prospectus     27

Variable Rate Government Fund
--------------------------------------------------------------------------------

                              Portfolio Managers:  Paul Single (since 11/90)
                                                   Scott Smith (since 10/93)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Variable Rate Government Fund seeks to earn a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

                              Investment Policies

                              We actively manage a diversified portfolio primarily of adjustable rate mortgage securities, also known as "ARMS". We invest in obligations of any maturity, but under ordinary conditions we will maintain a dollar-weighted average maturity of between 10 to 30 years. In unusual circumstances, the dollar-weighted average maturity may be below 10 years. We also may invest in U.S. Treasury securities with remaining maturities of less than 2 years.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o at least 65% of our total assets in ARMS issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

                              o in adjustable rate portions of collarteralized mortgage obligations ("CMOs") issued by U.S. Government agencies and CMO's rated "AAA" by Standard & Poor's, or "Aaa" by Moody's; and

                              o no more than 5% of our assets in securities purchased on a "when-issued" basis.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


28     Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks beginning on page 32 and the specific risks listed below. They are equally important to your investment choice.


                              The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund. Mortgage-backed securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such "prepayments" result in an early return of principal that is then reinvested at what is likely to be a lower yield.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts


                              Adjustable rate mortgages ("ARMs") have interest rates tied to an index, such as U.S. Treasury bill rates or the federal funds target rate, so that payments may be periodically reset according to changes in the index. Individual ARMs are bundled together and sold as securities. Unlike conventional debt securities, which typically make semi-annual interest payments and repay principal at maturity, ARMs provide a monthly payment of a pro-rated share of both interest payments and payments and pre-payments of principal. Since ARMs adjust to interest rate changes, they may be less sensitive to interest rate changes than their weighted-average maturity might suggest.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Income Funds Prospectus     29

-----------------------------------------------------------------------------------------------------------------------------

Variable Rate Government Fund     Financial Highlights
See "Historical Fund Information" on page 51.
=============================================================================================================================
FOR A SHARE OUTSTANDING
=============================================================================================================================
For the period ended:                              CLASS A SHARES -- COMMENCED
                                                   ON NOVEMBER 1, 1990
                                                   --------------------------------------------------------------------------
                                                   June 30,        Dec. 31,       Dec. 31,       Dec. 31,          Dec. 31,
                                                    1997(1)          1996           1995           1994              1993
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $9.25           $9.35           $9.19           $9.99             $9.95
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.27            0.50            0.53            0.43              0.44
  Net realized and unrealized gain
    (loss) on investments                             0.04           (0.10)           0.16           (0.80)             0.04
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      0.31            0.40            0.69           (0.37)             0.48
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment
    income                                           (0.27)          (0.46)          (0.53)          (0.43)            (0.44)
  Distributions from net realized gain                0.00            0.00            0.00            0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
Tax return of capital                                 0.00           (0.04)           0.00            0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
Total from distributions                             (0.27)          (0.50)          (0.53)          (0.43)            (0.44)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.29           $9.25           $9.35           $9.19             $9.99
-----------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                         3.35%           4.41%           7.69%          (3.81)%            4.87%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:                         $325,237        $393,948        $653,897      $1,215,546        $1,949,031
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets                                        0.83%           0.88%           0.84%           0.79%             0.76%
  Ratio of net investment income to
    average net assets                                5.78%           5.36%           5.71%           4.40%             4.37%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      40%            277%            317%            164%              201%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                                 1.10%           0.98%           0.96%           0.94%             0.95%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses (loss)                 5.51%           5.26%           5.59%           4.25%             4.18%
-----------------------------------------------------------------------------------------------------------------------------



[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=============================================================================================================================
CLASS A SHARE CALENDAR RETURNS                                        1996            1995            1994              1993
=============================================================================================================================
Returns for other share classes may vary due to                       4.41%           7.69%          -3.81%             4.87%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-----------------------------------------------------------------------------------------------------------------------------


(1)  Unaudited financial statements.


30     Stagecoach Income Funds Prospectus

---------------------------------------------------------------------------------------------------------------------


                                                               See "How to Read the Financial Highlights" on page 58.

=====================================================================================================================

=====================================================================================================================
                                                 CLASS C SHARES -- COMMENCED
                                                 ON JULY 1, 1993
---------------------------------------------------------------------------------------------------------------------
Dec. 31,            Dec. 31,        Dec. 31,      June 30,        Dec. 31,      Dec. 31,      Dec. 31,       Dec. 31,
  1992                1991            1990         1997(1)         1996          1995          1994           1993
---------------------------------------------------------------------------------------------------------------------
    $10.13            $10.12          $10.00        $13.83         $13.97        $13.74        $14.93         $15.00
---------------------------------------------------------------------------------------------------------------------

      0.59              0.78            0.08          0.36           0.68          0.73          0.57           0.27

     (0.18)             0.01            0.12          0.06          (0.14)         0.23         (1.19)         (0.07)
---------------------------------------------------------------------------------------------------------------------
      0.41              0.79            0.20          0.42           0.54          0.96         (0.62)          0.20
---------------------------------------------------------------------------------------------------------------------


     (0.59)            (0.78)          (0.08)        (0.36)         (0.63)        (0.73)        (0.57)         (0.27)
      0.00              0.00            0.00          0.00           0.00          0.00          0.00           0.00
---------------------------------------------------------------------------------------------------------------------
      0.00              0.00            0.00          0.00          (0.05)         0.00          0.00           0.00
---------------------------------------------------------------------------------------------------------------------
     (0.59)            (0.78)          (0.08)        (0.36)         (0.68)        (0.73)        (0.57)         (0.27)
---------------------------------------------------------------------------------------------------------------------
     $9.95            $10.13          $10.12        $13.89         $13.83        $13.97        $13.74         $14.93
---------------------------------------------------------------------------------------------------------------------
      4.23%             8.60%           2.75%         3.10%          3.95%         7.08%        (4.25)%         1.32%
---------------------------------------------------------------------------------------------------------------------
$2,559,363          $566,840          $6,858       $10,962         $5,516        $7,730       $12,220        $11,319
---------------------------------------------------------------------------------------------------------------------


      0.75%             0.50%           0.00%         1.34%          1.38%         1.35%         1.29%          1.26%

      5.62%             7.36%           4.93%         5.30%          4.85%         5.23%         3.94%          3.41%
---------------------------------------------------------------------------------------------------------------------
       197%              250%            N/A(2)         40%           277%          317%          164%           201%
---------------------------------------------------------------------------------------------------------------------


      0.94%             1.08%           5.48%         1.81%          1.67%         1.64%         1.55%          1.75%
---------------------------------------------------------------------------------------------------------------------


      5.43%             6.78%          (0.55)         4.83%          4.56%         4.95%         3.68%          2.92%
---------------------------------------------------------------------------------------------------------------------



[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=====================================================================================================================
      1992              1991
=====================================================================================================================
      4.23%             8.60%




---------------------------------------------------------------------------------------------------------------------


(2)  The Fund sold no securities during this period.


                                       Stagecoach Income Funds Prospectus     31

General Investment Risks

--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:


o Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.


o    We cannot guarantee that we will meet our investment objectives.


o We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to certain services for a Fund, such as selling agents or investment advisors, offer or promise to make good any such losses.


o Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.


o Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.


o An investment in a single Fund, by itself, does not constitute a complete investment plan.


The Funds invest in securities that involve particular kinds of risk.


o The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.


o The Funds' debt instruments are also subject to interest rate risk. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Each Fund may continue to hold debt instruments that cease to be rated by a nationally recognized ratings organization or whose rating falls below the levels permitted for such


32   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


     Fund, provided Wells Fargo Bank deems the securities to be of comparable quality to rated or higher-rated securities. Unrated or downgraded securities may be more susceptible to interest rate and credit risk than rated or higher-rated securities.


o The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.


o The Funds also invest a portion of their assets in GNMAs, FNMAs and FHLMCs. Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government, acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, and are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.


o The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.



Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.


                                         Stagecoach Income Funds Prospectus   33

General Investment Risks

--------------------------------------------------------------------------------


Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk-- The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.


Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.


Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.


Prepayment Risk-- The risk that, as interest rates fall, homeowners will refinance existing mortgages, causing mortgage-backed securities to have reduced yields.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.


34   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Investment Practice/Risk


The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objectives and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each.


The Investment Objectives described for the Intermediate Bond Fund is not fundamental and may be changed without approval by vote of a majority of shareholders. The Investment Objectives described for the other Funds are fundamental and cannot be changed without approval by vote of a majority of shareholders.


Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees. In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.


Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

--------------------------------------------------------------------------------


                                         Stagecoach Income Funds Prospectus   35

--------------------------------------------------------------------------------


                                                                                              SHORT                  US
                                                                              INTERMEDIATE    GOVT       SHORT       GOVT  VARIABLE
                                                                                  BOND        CORP   INTERMEDIATE   INCOME   RATE
====================================================================================================================================

INVESTMENT PRACTICE:                                   RISK:
====================================================================================================================================

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted      Interest Rate and           X           X          X           X        X
either on a schedule or when an index or benchmark     Credit Risk
changes.
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements
A transaction in which the seller of a security        Credit and                  X           X          X           X        X
agrees to buy back a security at an agreed upon time   Counter-Party Risk
and price, usually with interest.
------------------------------------------------------------------------------------------------------------------------------------

Other Mutual Funds
The temporary investment in shares of another          Market Risk                 X           X          X           X        X
mutual fund. A pro rata portion of the other fund's
expenses, in addition to the expenses paid by the
Fund, will be borne by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------

Stripped Obligations
Securities that give ownership to either future        Interest Rate Risk          X                      X           X
payments of interest or a future payment of
principal, but not both. These securities tend to
have greater interest rate sensitivity than
conventional debt obligations. Each Fund may invest
up to 20% of assets in interest-only or
principal-only obligations, or a combination thereof.
------------------------------------------------------------------------------------------------------------------------------------

Illiquid Securities
A security that cannot be readily sold, or cannot be   Liquidity Risk              X           X          X           X        X
readily sold without negatively affecting its fair
price. Limited to 10% of assets for the Variable
Rate Government Fund and 15% of assets for all
other Funds.
------------------------------------------------------------------------------------------------------------------------------------

Loans of Portfolio Securities
The practice of loaning securities to brokers,         Credit and                  X           X          X           X        X
dealers and financial institutions to increase         Counter-Party Risk
return on those securities. Loans may be made in
accordance with existing investment policies.
(Loans may not exceed 30% of assets for the
Intermediate Bond Fund or 33 1/3% of assets
for the other Funds.)
------------------------------------------------------------------------------------------------------------------------------------

Forward Commitments, When-Issued Securities
and Delayed Delivery Transactions
Securities bought or sold for delivery at a later      Interest Rate, Credit       X           X          X           X        X
date or bought or sold for a fixed price at a          and Experience Risk
fixed date.
------------------------------------------------------------------------------------------------------------------------------------

Borrowing Policies
The ability to borrow an equivalent of 10% (20% for    Counter-Party Risk          X           X          X           X        X
the US Government Income Fund) of total assets
from banks for temporary purposes to meet
shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities
Securities consisting of an undivided fractional       Interest Rate, Credit       X           X          X           X        X
interests in pools of consumer loans, such as car      and Experience Risk
loans or credit card debt, or receivables
held in trust.
------------------------------------------------------------------------------------------------------------------------------------




36   Stagecoach Income Funds Prospectus

A Choice of Share Classes

--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

o Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

o Class B Shares - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses than Class A shares.

o Class C Shares - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.


You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares. The Short-Intermediate U.S. Government Income and the Short-Term Government-Corporate Income and Variable Rate Government Funds are not available in Class B shares.

Class C shares are available for the U.S. Government Income and the Variable Rate Government Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and C shares may depend on how long you intend to hold Fund shares before redeeming them.


Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.


Class A Share Sales Charge Schedule


If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales


                                         Stagecoach Income Funds Prospectus   37

A Choice of Share Classes

--------------------------------------------------------------------------------

charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.


=============================================================================================================
CLASS A SHARES FOR THE INTERMEDIATE BOND AND U.S. GOVERNMENT INCOME FUNDS HAVE
THE FOLLOWING CHARGE SCHEDULE:
=============================================================================================================
        AMOUNT          FRONT-END SALES CHARGE AS     FRONT-END SALES CHARGE AS      DEALER ALLOWANCE AS %
      OF PURCHASE      % OF PUBLIC OFFERING PRICE     % OF NET AMOUNT INVESTED     OF PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------
Less than $50,000                4.50%                         4.71%                        4.00%
-------------------------------------------------------------------------------------------------------------
$50,000 to $99,999               4.00%                         4.17%                        3.55%
-------------------------------------------------------------------------------------------------------------
$100,000 to $249,000             3.50%                         3.63%                        3.125%
-------------------------------------------------------------------------------------------------------------
$250,000 to $499,999             2.50%                         2.56%                        2.00%
-------------------------------------------------------------------------------------------------------------
$500,000 to $999,999             2.00%                         2.04%                        1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)           0.00%                         0.00%                        1.00%
-------------------------------------------------------------------------------------------------------------



(1) We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.



=============================================================================================================
CLASS A SHARES FOR THE SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME, SHORT-TERM
GOVERNMENT-CORPORATE, AND VARIABLE RATE GOVERNMENT FUNDS HAVE THE FOLLOWING
CHARGE SCHEDULE:
=============================================================================================================
        AMOUNT          FRONT-END SALES CHARGE AS     FRONT-END SALES CHARGE AS      DEALER ALLOWANCE AS %
      OF PURCHASE      % OF PUBLIC OFFERING PRICE     % OF NET AMOUNT INVESTED     OF PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------
Less than $100,000               3.00%                         3.09%                        2.65%
-------------------------------------------------------------------------------------------------------------
$100,000 to $249,000             2.25%                         2.30%                        2.00%
-------------------------------------------------------------------------------------------------------------
$250,000 to $499,999             1.50%                         1.52%                        1.30%
-------------------------------------------------------------------------------------------------------------
$500,000 to $999,999             0.60%                         0.60%                        0.50%
-------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)           0.00%                         0.00%                        0.25%
-------------------------------------------------------------------------------------------------------------



(1) We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.


Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.


Class B Share CDSC Schedule


If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC


38   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:



--------------------------------------------------------------------------------
REDEMPTION WITHIN:   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS
--------------------------------------------------------------------------------
CDSC                  5.00%    4.00%     3.00%     3.00%     2.00%     1.00%
--------------------------------------------------------------------------------


The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the Class B shares are converted to Class A shares to reduce your future on-going expenses.


Class C Share CDSC Schedule


If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a contingent deferred sales charge (CDSC) of 1.00%.


The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.


We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.


                                         Stagecoach Income Funds Prospectus   39

Reduced Sales Charges

--------------------------------------------------------------------------------


Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:


o You pay no sales charges on Fund shares you buy with reinvested distributions.


o You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.



o By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


o Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.


o If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.


o You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.


40   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

o a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

o    a trustee or fiduciary purchasing for a single fiduciary relationship; or

o the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

--------------------------------------------------------------------------------

How a Letter of Intent Can Save You Money!


If you plan to invest, for example, $100,000 in the Intermediate Bond Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!
--------------------------------------------------------------------------------


Class B and Class C Share CDSC Reductions


o    You pay no CDSC on Funds shares you purchase with reinvested distributions.



o We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)


o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)


o We waive the CDSC for redemptions made at the direction of Stagecoach Funds, Inc. in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

o    Current and retired employees, directors and officers of:

     o    Stagecoach Funds and its affiliates;


                                         Stagecoach Income Funds Prospectus   41

Reduced Sales Charges

--------------------------------------------------------------------------------

     o    Wells Fargo Bank and its affiliates;


     o    Stephens Inc. and its affiliates; and

     o    Broker-Dealers who act as selling agents.

o The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.


You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.


We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions governing that account. These directions may supercede the terms and conditions discussed here.


Shareholders who bought shares of the Short-Term Government-Corporate Income Fund through the "Liquidity Gold" investment management account may continue to buy shares of the Fund at net asset value.

Special Notice:

If you owned Class B shares prior to March 3, 1997 they are subject to a CDSC if they are redeemed within four years of purchase. For as long as you hold Class B shares of such a Fund, any new Class B shares of that Fund that you acquire will also be subject to a CDSC if redeemed within four years. The CDSC schedule for these shares is below:


--------------------------------------------------------------------------------
REDEMPTION WITHIN:   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS
--------------------------------------------------------------------------------
CDSC                  2.00%    2.00%     1.00%     1.00%     0.00%     0.00%
--------------------------------------------------------------------------------


The above schedule does not apply for shares of another Fund purchased after February 28, 1997. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional purchases of the newly purchased Fund will age at the higher CDSC schedule.


42   Stagecoach Income Funds Prospectus

Your Account

--------------------------------------------------------------------------------


This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

o By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

o    Through a brokerage account with an approved selling agent; or

o Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:


o    $1,000 per Fund minimum initial investment, or


o    $100 per Fund minimum initial investment if you use the AutoSaver option.



o    $100 per Fund for all investments after your first.

o We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:


o Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800-222-8222.


o We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time. Any request we receive in proper form before the close of regular trading on the New York Stock Exchange is processed the same day. Requests we receive after the close are processed the next business day.



o As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


o We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of


                                         Stagecoach Income Funds Prospectus   43

Your Account

--------------------------------------------------------------------------------


     outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.


o We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.


o You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your Selling Agent if you are buying shares through a brokerage account.


o Once an account has been opened, you can add additional Funds under the same registration without completing a new application.


o We reserve the right to cancel any purchase order or delay redemption if your check does not clear.


44   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

How to Buy Shares


The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================


BY MAIL
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------


Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------


Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Stagecoach Intermediate Bond Fund, Class B".
--------------------------------------------------------------------------------


You may start your account with $100 if you elect the AutoSaver option on the application.
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------


Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.
--------------------------------------------------------------------------------


Enclose the payment stub/card from your statement if available.
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


================================================================================


BY WIRE
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------


If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------


Mail the completed application.
--------------------------------------------------------------------------------


You may also fax the completed application (with original to follow).
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
Fax to:
1-415-546-0280
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------


Instruct your wiring bank to transmit at least $100 according to the instructions given to the right. Be sure to have the wiring bank include your current account number and the name your account is registered in.
--------------------------------------------------------------------------------


Wire to:
Wells Fargo Bank, N.A.
San Francisco, California


Bank Routing Number:
121000248


Wire Purchase Account Number:
4068-000587


Attention:
Stagecoach Funds (Name of Fund and Share Class)


Account Name:
(Registration Name Indicated on Application)
--------------------------------------------------------------------------------


                                         Stagecoach Income Funds Prospectus   45

Your Account

--------------------------------------------------------------------------------

================================================================================


BY PHONE
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------


You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
--------------------------------------------------------------------------------


Call Investor Services and instruct the representative to either:
o    transfer at least $1,000 from a linked settlement account, or
o exchange at least $1,000 worth of shares from an existing Stagecoach Fund. Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------


Call:
1-800-222-8222
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------


Call Investor Services and instruct the representative to either: o transfer at least $100 from a linked settlement account, or o exchange at least $100 worth of shares from another Stagecoach Fund.
--------------------------------------------------------------------------------


Call:
1-800-222-8222
--------------------------------------------------------------------------------


Selling Shares:


The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or by telephone. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================


BY MAIL
================================================================================


Write a letter stating your account registration, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").
--------------------------------------------------------------------------------


Make sure all the account owners sign the request.
--------------------------------------------------------------------------------


You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------


Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


46   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

================================================================================


BY PHONE
================================================================================


Call Investor Services to request a redemption of at least $100. Be prepared to provide your account number and Tax Payer Identification Number.
--------------------------------------------------------------------------------


Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
--------------------------------------------------------------------------------


You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------


Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
--------------------------------------------------------------------------------


Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.
--------------------------------------------------------------------------------


Call:
1-800-222-8222
--------------------------------------------------------------------------------


================================================================================


GENERAL NOTES FOR SELLING SHARES
================================================================================


We process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the New York Stock Exchange are processed on the same business day.
--------------------------------------------------------------------------------


Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------


If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supercede the directions in this Prospectus.
--------------------------------------------------------------------------------


We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------


Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


                                         Stagecoach Income Funds Prospectus   47

Exchanges

--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o You should carefully read the Prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

o If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

o If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.


o If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

o Exchanges between Class B shares, between Class C shares or between either Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

o Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.


o In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.


o You may make exchanges between like share classes. You may also exchange between A, B or C share classes and non-institutional class shares of a money market fund.


48   Stagecoach Income Funds Prospectus

Additional Services and Other Information

--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:


o AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.


o Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you :

     o    must have a Fund account valued at $10,000 or more;

     o    must have distributions reinvested; and


     o    may not simultaneously participate in an AutoSaver Plan.


It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:


o Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.


o Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.


o Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.


                                         Stagecoach Income Funds Prospectus   49

Additional Services and Other Information

--------------------------------------------------------------------------------


o Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

--------------------------------------------------------------------------------


Two Things to Keep In Mind About Distributions

Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.
--------------------------------------------------------------------------------

Taxes


The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.


We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.


We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.


Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will also be subject to back-up withholding.


50   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


Historical Fund Information:


Intermediate Bond Fund--The Fund operated as the Bonds Plus Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988, until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. In connection with the reorganization, existing Institutional shares were converted into Investor shares of the Pacifica Fund which was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the second reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


Short-Term Government-Corporate Income Fund--Commenced operations on September 19, 1994 as the Short-Term Government-Corporate Income Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Express Fund was reorganized as a Fund of Stagecoach Funds. Prior to this time, the Overland Express Fund invested all its assets in a Master Portfolio with a corresponding investment objective; the Fund no longer invests in the Master Portfolio. Performance for the period prior to December 15, 1997, reflects the performance of the Overland Fund. The Fund's manager has voluntarily waived or reimbursed expenses to the Funds; without these reductions, the Fund's performance would have been lower.


U.S. Government Income Fund--Commenced operations on April 7, 1988 as the U.S. Government Income Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Express Fund was reorganized as the U.S. Government Income Fund of Stagecoach Funds, Inc. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown are for the Class A and D shares of the Overland Fund. The Overland Fund did not offer Class B shares. The Financial Highlights for the Class B shares reflect prior performance of the Stagecoach Class B shares and are no longer part of the Fund's formal financial statements.


Variable Rate Government Fund--Commenced operations on November 1, 1990 as the Variable Rate Government Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Express Fund was reorganized as a Fund of Stagecoach


                                         Stagecoach Income Funds Prospectus   51

Additional Services and Other Information

--------------------------------------------------------------------------------


Funds. Performance for the period prior to December 15, 1997, reflects the performance of the Overland Fund. The Fund's manager has voluntarily waived or reimbursed expenses to the Funds; without these reductions, the Fund's performance would have been lower.


Share Class - This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.


Conversion of Class B shares - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.



Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.


Statements - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.


Dealer Concessions and Rule 12b-1 fees - Stephens Inc., as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens Inc. also compensates selling agents for the sale of Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the same Fund.


Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other


52   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.


Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.


Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


                                         Stagecoach Income Funds Prospectus   53

Organization and Management of the Funds

--------------------------------------------------------------------------------


A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for each of the Funds.


About Stagecoach

Each Fund is one of 32 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.


The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

================================================================================
                                  SHAREHOLDERS
================================================================================

================================================================================
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
      Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------



========================================================================================================
                                                          TRANSFER AND
  DISTRIBUTOR &                ADMINISTRATOR           DIVIDEND DISBURSING            SHAREHOLDER
CO-ADMINISTRATOR                                              AGENT                 SERVICING AGENTS
========================================================================================================
Stephens Inc.                 Wells Fargo Bank         Wells Fargo Bank              Various Agents
111 Center St.                525 Market St.           525 Market St.
Little Rock, AR               San Francisco, CA        San Francisco, CA

Markets the Funds,            Manages the Funds'       Maintains records of          Provide services
distributes shares, and       business activities      shares and supervises         to customers
manages the Funds'                                     the paying of dividends
business activities
--------------------------------------------------------------------------------------------------------




==========================================================================================================
                  INVESTMENT ADVISOR                                       CUSTODIAN
==========================================================================================================
Wells Fargo Bank, 525 Market St., San Francisco, CA    Wells Fargo Bank, 525 Market St., San Francisco, CA
Manages the Funds' investment activities               Provides safekeeping for the Funds' assets
----------------------------------------------------------------------------------------------------------


================================================================================
                               BOARD OF DIRECTORS
================================================================================
                        Supervises the Funds' activities
--------------------------------------------------------------------------------


54   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor


Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:


--------------------------------------------------------------------------------
   Intermediate Bond Fund                                            .23%
--------------------------------------------------------------------------------
   Short-Term Government Corporate                                   .00%
--------------------------------------------------------------------------------
   Short-Intermediate U.S. Government Income                         .26%
--------------------------------------------------------------------------------
   U.S. Government Income Fund                                       .39%
--------------------------------------------------------------------------------
   Variable Rate Government                                          .40%
--------------------------------------------------------------------------------



The Administrator


Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .04% of each Fund's assets for these services.

The Distributor and Co-Administrator


Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .02% of each Fund's assets for its role as co-administrator. Stephens Inc. also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


                                         Stagecoach Income Funds Prospectus   55

Organization and Management of the Funds

--------------------------------------------------------------------------------

Distribution Plan


We have adopted distribution plans for the Funds. For Class A shares of the Intermediate Bond, Short-Intermediate U.S. Government Income, and U.S. Government Income Funds, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of the Short-Term Government Corporate and the Variable Rate Government Funds, and the Class B shares of each fund, these plans are used to pay for distribution-related services including ongoing compensation to Selling Agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs. The fees paid under these plans are as follows:


--------------------------------------------------------------------------------
                                                CLASS A    CLASS B     CLASS C
--------------------------------------------------------------------------------
   Intermediate Bond Fund                         .05        .75         N/A
--------------------------------------------------------------------------------
   Short-Term Government Corporate Income         .25        N/A         N/A
--------------------------------------------------------------------------------
   Short-Intermediate U.S. Government Income      .05        N/A         N/A
--------------------------------------------------------------------------------
   U.S. Government Income Fund                    .05        .70         .75
--------------------------------------------------------------------------------
   Variable Rate Government                       .25        N/A         .50
--------------------------------------------------------------------------------




Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.


For these services each Fund pays as follows:


--------------------------------------------------------------------------------
                                                CLASS A    CLASS B     CLASS C
--------------------------------------------------------------------------------
   Intermediate Bond Fund                         .25        .25         N/A
--------------------------------------------------------------------------------
   Short-Term Government Corporate                .25        N/A         N/A
--------------------------------------------------------------------------------
   Short-Intermediate U.S. Government Income      .30        N/A         N/A
--------------------------------------------------------------------------------
   U.S. Government Income Fund                    .30        .30         .25
--------------------------------------------------------------------------------
   Variable Rate Government                       .25        N/A         .25
--------------------------------------------------------------------------------



56   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.


o    Tamrya D. Thomas, CFA

     Managing Director and Chief Fixed Income Officer
     Chief Fixed Income Strategies and Chair of the Fixed Income
     Policy Committee

     With Wells Fargo since 1988.



o    Paul Single

     Senior Taxable Investments Specialist

     With Wells Fargo since 1988.



o    Jeff Weaver

     With Wells Fargo since 1994.

     With Bankers Trust Company in New York since 1991.



o    Madeleine Gish, CFA

     With Wells Fargo since 1989.



o    Scott Smith, CFA

     Senior Taxable Investments Specialist

     With Wells Fargo since 1988.


                                         Stagecoach Income Funds Prospectus   57

How to Read the Financial Highlights

--------------------------------------------------------------------------------


After the description of each Fund there are charts showing important financial information about the Fund. The charts are called the "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Intermediate Bond Fund for periods prior to October 1, 1995.



Here is an explanation of some terms that will help you read these charts.


Net Asset Value (NAV)--The net value of one share of a class of a Fund. See the Glossary for a fuller definition.


Net Investment Income--Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."


Net Realized and Unrealized Gain (Loss) on Investments--We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gain."


Net Assets--The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.


Ratio of Expenses to Average Net Assets--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.


58   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


Ratio of Net Investment Income (Loss) to Average Net Assets--This ratio is the result of dividing net investment income (or loss) by average net assets.


Total Return--The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


                                         Stagecoach Income Funds Prospectus   59

Glossary

--------------------------------------------------------------------------------


ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.


Annual Report

A document that provides certain financial and other information for the most recent reporting period and each Fund's portfolio of investments.


Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.


Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.


Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.


Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".


Debt Securities

Generally, a promise to pay interest and repay principal by a single debtor or group of single debtors sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.


Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.


Distributions

Dividends and/or capital gains paid by a Fund on its shares.


Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets.


60   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.



Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.


FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.


Illiquid Security

A security which cannot be readily sold or cannot be readily sold without negatively affecting its fair price.


Investment-Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization such as Moody's or Standard & Poors. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.


Liquidity

The ability to readily sell a security at its fair price.


Moody's

One of the largest nationally recognized ratings organizations.


Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.


Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.


Non-Diversified

Any fund that does not have a policy as described under "diversified" in this glossary.


                                         Stagecoach Income Funds Prospectus   61

Glossary

--------------------------------------------------------------------------------


Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.


Preservation of Capital

The attempt by a fund's manager to reduce drops in the net asset value of fund shares in order to preserve the initial investment.


Principal Stability

The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value. More aggressive funds may not consider principal stability an objective.


Public Offering Price (POP)

The NAV with the sales load added.


Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.


Shareholder Servicing Agent

An entity appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.



Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.


S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.


62   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


Statement of Additional Information

A document that supplements the disclosures made in this Prospectus.


Stripped Treasury Securities

Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.


Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.


Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.


Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.


U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


Zero Coupon Bonds

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.


                                         Stagecoach Income Funds Prospectus   63

================================================================================


STAGECOACH FUNDS(R)

You may wish to review the following
documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional
Information has been filed with the SEC
and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other
important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066





--------------------------------------------------------------------------------

STAGECOACH FUNDS:
--------------------------------------------------------------------------------
o    are not insured by the FDIC
o are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank
o    involve investment risk, including possible loss of principal.

--------------------------------------------------------------------------------


                                                                 SC IC P (12/97)

================================================================================

December 15, 1997

     -------------------------------------------------------------------------

                                                              STAGECOACH FUNDS
     Stagecoach
         International
         Equity Fund
     Prospectus

     Class A and Class B        Please read this Prospectus and keep it for
                                future reference. It is designed to provide
                                you with important information and to help you
                                decide if the Fund's goals match your own.
     Investment Advisor
     and Administrator:         These securities have not been approved or
                                disapproved by the U.S. Securities and Exchange
     Wells Fargo Bank           Commission, any state securities commission or
                                any other regulatory authority, nor have any of
     Distributor and            these authorities passed upon the accuracy or
     Co-Administrator:          adequacy of this Prospectus. Any representation
                                to the contrary is a criminal offense.

     Stephens Inc.              Fund shares are NOT deposits or other
                                obligations of, or issued, endorsed or
                                guaranteed by, Wells Fargo Bank, N.A. ("Wells
                                Fargo Bank"), or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S.
                                Government, the Federal Deposit Insurance
                                Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency. AN INVESTMENT
                                IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING
                                POSSIBLE LOSS OF PRINCIPAL.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


     About This Prospectus
     ---------------------------------------------------------------------------


     What is a prospectus?

     A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.


     What is different about this Prospectus?

     We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.


     How is the Fund information organized?

     After important summary information and the expense fee table, the Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about this Fund can be found.


                        Important  information you should look for:


                        Investment Objective and Investment Policies
     [LOGO OF


      ARROW] What is the Fund trying to achieve? How do we intend to invest your money? Look for the arrow icon to find out.


                        Permitted Investments
     [LOGO OF


    PERCENTAGE          A summary of the Fund's key permitted investments and
       SIGN]            practices.


                        Important Risk Factors
     [LOGO OF
  EXCLAMATION POINT]    What are key risk factors for this Fund? This will
                        include the factors described in "General Investment
                        Risks" together with any special risk factors about the Fund.


     [LOGO OF           Additional Fund Facts

   ADDITION SIGN]
                        Provides additional information about the Fund.


     Why is italicized print used throughout this Prospectus?


     Words appearing in italicized print and highlighted in color are defined in the Glossary.


     What else do I need to understand this Fund?


     The Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Fund is also available on the SEC's website (http://www.sec.gov).

     ---------------------------------------------------------------------------

Table of Contents


                         Key Information                 4


                         Summary of Expenses             5

--------------------------------------------------------------------------------


The Fund                 International Equity Fund       7
This section contains
important information    General Investment Risks        9
about the Fund.

--------------------------------------------------------------------------------


Your Account             A Choice of Share Classes      14

Turn to this section     Reduced Sales Charges          16
for information on how
to open and maintain     Your Account                   19
your account, including
how to buy, sell and     How to Buy Shares              21
exchange Fund shares.
                         Selling Shares                 22

                         Exchanges                      24

                         Additional Services and
                           Other Information            25

--------------------------------------------------------------------------------


Reference                Organization and Management
                           of the Fund                  29
Look here for details
on the organization of   Glossary                       32
the Fund and term
definitions.

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach International Equity Fund


The Fund described in this Prospectus invests primarily in equity securities of non-U.S. companies.


Should you consider investing in this Fund? Yes, if:

*        you are looking to add international investments to your portfolio;

*        you have an investment horizon of at least three to five years; and

* you are willing to accept the risks of equity and international investing, including the risk that share prices may fluctuate significantly.

You should not consider investing in this Fund if:

*        you are looking for a domestic equity investment;

* you are looking for FDIC insurance coverage or guaranteed rates of return;


* you are unwilling or unable to accept that you may lose money on your investment;


* you are unwilling or unable to accept the risks of investing in the securities markets;

* you are unwilling or unable to accept the special risks of international investing; or

*        you are seeking monthly dividend income.

Who are "We"?


In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Fund" further explains how the Fund is organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.


What is the "Fund"?


In this Prospectus, the "Fund" refers to the Stagecoach International Equity Fund. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.


Dividends

We pay dividends, if any, annually for the Fund.


4   Stagecoach International Equity Fund Prospectus

International Equity Fund                                   Summary of Expenses
-------------------------------------------------------------------------------



================================================================================


Shareholder Transaction Expenses
================================================================================


These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
"Organization and Management of the Fund" for more details.
--------------------------------------------------------------------------------


                                                         International Equity

                                                      --------------------------


                                                       Class A         Class B

--------------------------------------------------------------------------------


Maximum sales charge on a purchase
 (as a percentage of offering price)                    5.25%           None

--------------------------------------------------------------------------------


Maximum sales charge on reinvested
 dividends                                              None            None

--------------------------------------------------------------------------------


Maximum sales charge imposed on
 redemption                                             None            5.00%

--------------------------------------------------------------------------------


Exchange fees                                           None            None

================================================================================


Annual Fund Operating Expenses (as a percentage of average net assets)

================================================================================


Expenses shown reflect contract amounts and amounts payable by the Fund. The expenses shown under "Other Expenses" and "Total Fund Operating Expenses" reflect estimated expenses and, where indicated, voluntary fee waivers and reimbursements that may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------


                                                        International Equity

                                                      --------------------------


                                                       Class A         Class B

--------------------------------------------------------------------------------


Rule 12b-1 fee                                          0.10%           0.75%

--------------------------------------------------------------------------------


Management fee                                          1.00%           1.00%

--------------------------------------------------------------------------------


Other expenses
 (after waivers or reimbursements)                      0.65%           0.65%

--------------------------------------------------------------------------------


Total fund operating expenses
 (after waivers or reimbursements)                      1.75%           2.40%

--------------------------------------------------------------------------------


Other expenses
 (before waivers or reimbursements)                     1.40%           1.40%

--------------------------------------------------------------------------------


Total fund operating expenses
 (before waivers or reimbursements)                     2.50%           3.15%

--------------------------------------------------------------------------------


                             Stagecoach International Equity Fund Prospectus   5

International Equity Fund                                    Summary of Expenses
                                                                     (continued)

--------------------------------------------------------------------------------

================================================================================


 Example of Expenses - This Example is not a Representation of Past or future expenses, and actual expenses may be higher or lower than those shown.

================================================================================


You would pay the following expenses on a $1,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

--------------------------------------------------------------------------------


                                                        International Index

                                                     ---------------------------


                                                       Class A        Class B

--------------------------------------------------------------------------------


1 year                                                  $69             $73

--------------------------------------------------------------------------------


3 years                                                 $105            $100

--------------------------------------------------------------------------------


5 years                                                 $142            $140

--------------------------------------------------------------------------------


10 years                                                $248            $234

--------------------------------------------------------------------------------


You would pay the following expenses on a $1,000 investment assuming a 5%
annual return and that you do not redeem your shares at the end of each period.
--------------------------------------------------------------------------------


                                                        International Index

                                                    ----------------------------


                                                     Class A          Class B

--------------------------------------------------------------------------------


1 year                                                  $69             $23

--------------------------------------------------------------------------------


3 years                                                 $105            $70

--------------------------------------------------------------------------------


5 years                                                 $142            $120

--------------------------------------------------------------------------------


10 years                                                $248            $234

--------------------------------------------------------------------------------


6   Stagecoach International Equity Fund Prospectus

International Equity Fund
--------------------------------------------------------------------------------


               Portfolio Managers:     Katherine Schapiro (since 9/97)
                                       Stacy Ho (since 9/97)

--------------------------------------------------------------------------------
[LOGO OF       Investment Objective
 ARROW]
               The International Equity Fund seeks to earn total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

               Investment Policies

               We actively manage a diversified portfolio of equity securities of companies located or operating in major non-U.S. countries and emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the United States.

               We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical returns and its projected future returns. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.
--------------------------------------------------------------------------------


 [LOGO OF      Permitted Investments
PERCENTAGE
   SIGN]       Under normal market conditions, we invest:

               * at least 80% of our assets in equity securities of companies located or operating outside the United States;

               *       in a minimum of five countries exclusive of the U.S.;

               *       up to 50% of our assets in any one country;


               *       up to 25% of our portfolio in emerging markets;

               * in issuers with an average market capitalization of US$10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as US$250 million; and


               * in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs, GDRs (and similar instruments) and shares of other mutual funds.

               Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or


                             Stagecoach International Equity Fund Prospectus   7

International Equity Fund
--------------------------------------------------------------------------------
               selling foreign currency futures and forward foreign currency contracts.

               We may temporarily hold assets in cash or in money market
               instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------
 [LOGO OF      Important Risk Factors
EXCLAMATION


  POINT] You should consider both the General Investment Risks listed on page 9 and the specific risks listed below. They are equally important to your investment choice.


               Investments in foreign and emerging markets present special risks, including currency, political, diplomatic, regulatory and liquidity risks. These risks are defined beginning on page 9. In addition, certain fees, such as custodial, transaction and registration fees may be higher than similar fees incurred by funds investing solely within the U.S.
--------------------------------------------------------------------------------
 [LOGO OF      Additional Fund Facts
 ADDITION
   SIGN]       In allocating among countries, regions and industry sectors, we consider factors such as economic growth prospects, monetary and fiscal policies, political stability, currency trends, market liquidity and investor sentiment. We do not expect our turnover ratio to exceed 100% under normal market conditions, but this target will not limit our discretion in buying or selling securities. Higher turnover will result in high transaction costs, which are passed on to shareholders.


               For information on Fund fees and expenses, see "Summary of Expenses" on page 5.


8   Stagecoach International Equity Fund Prospectus

General Investment Risks
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

* Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

*        We cannot guarantee that we will meet our investment objective.

* We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or the investment advisor, offer or promise to make good any such losses.

* Share prices-and therefore the value of your investment-will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.

* Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

* An investment in a single Fund, by itself, does not constitute a complete investment plan.


The Fund invests in securities that involve particular kinds of risk.


*        The Fund invests in equities that are subject to equity market risk.
         This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.


* The Fund invests in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has


                           Stagecoach International Equity Fund Prospectus   9

General Investment Risks
--------------------------------------------------------------------------------


         adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.


* The Fund invests in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets that are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.


The Fund may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


The Fund may invest a portion of its assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.


The following list describes risks considerations of particular importance to an investor considering adding international exposure to a portfolio. Since the International Equity Fund has a much greater exposure to non-U.S. investments, including the use of non-U.S. stock exchanges, the following risks are present in a much greater degree than they are in other Stagecoach Funds. Please consider these additional risks carefully.


Counter-Party Risk - The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk - The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk - The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.


10   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


Emerging Market Risk - The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Information Risk - The risk that information about a security is either unavailable, incomplete or is inaccurate.

Political Risk - The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.


Regulatory Risk - The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.


What follows is a general list of the types of risks that may apply to the Fund (some of which are described above) and a table showing some of the additional investment practices that the Fund may use. Additional information about these practices is available in the Statement of Additional Information.



Counter-Party Risk - The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.


Credit Risk - The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Experience Risk - The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Interest Rate Risk - The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.


                          Stagecoach International Equity Fund Prospectus   11

General Investment Risks
--------------------------------------------------------------------------------


Liquidity Risk - The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

Market Risk - The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

  ------------------------------------------------------------------------------

  Investment Practice/Risk


  The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for the Fund or the Statement of Additional Information for more information on these practices.



  Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.


  Remember, the Fund is designed to meet different investment needs and has a different investment objective and investment policies. The Fund engages in the investment practices described below to varying degrees.


  In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for The Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.



  The Investment Objective described for the Fund is not fundamental and may be changed without approval by vote of a majority of shareholders.
  ------------------------------------------------------------------------------


12   Stagecoach International Equity Fund Prospectus

                                                            International Equity

================================================================================

INVESTMENT PRACTICE:                                RISK:

================================================================================

Hedging and Related Strategies

The attempt to protect the U.S. dollar              Currency Risk             *
equivalent of investments by buying and
selling foreign currency contracts.
--------------------------------------------------------------------------------

Warrants

The right to buy securities at a specific           Market Risk               *
price for a specific time. We can only buy
warrants on securities that are permitted
investments according to the Investment
Objective and Policies. Limited to 5%
of assets.
--------------------------------------------------------------------------------

Repurchase Agreements

A transaction in which the seller of a              Credit and                *
security agrees to buy back a security at           Counter-Party Risk
an agreed upon time and price, usually
with interest.
--------------------------------------------------------------------------------

Other Mutual Funds

The temporary investment in shares of another       Market Risk               *
mutual fund.  A pro rata portion of the other
fund's expenses, in addition to the expenses
paid by the Fund, will be borne by Fund
shareholders.
--------------------------------------------------------------------------------

Foreign Securities

Securities of a non-U.S. company or debt of         Information, Political,   *
a foreign government including those in the         Regulatory, Diplomatic
form of an American Depository Receipt.             Liquidity and Currency
                                                    Risk
--------------------------------------------------------------------------------

Non-U.S. Stock Exchanges

The buying and selling of securities on             Information, Political,   *
foreign exchanges that may be less mature,          Regulatory, Diplomatic
more volatile, poorly regulated or                  and Currency Risk
comparatively antiquated.
--------------------------------------------------------------------------------

Emerging Markets

Investments in companies located or operating       Information, Liquidity,   *
in countries considered developing or to have       Political, Regulatory,
"emerging" stock markets. Generally, these          Diplomatic and Currency
investments have the same type of risks as          Risk
Foreign Securities but to a higher degree.
Limited to 25% of assets.
--------------------------------------------------------------------------------

Loans of Portfolio Securities

The practice of loaning securities to brokers,      Credit and                *
dealers and financial  Credit and institutions      Counter-Party Risk
to increase return on those securities. Loans
may be made in Counter-Party Risk accordance
with existing investment policies. Limited to
33 1/3% of assets.
--------------------------------------------------------------------------------

Borrowing Policies

The ability to borrow money from banks for          Counter-Party Risk        *
temporary purposes to meet shareholder
redemptions.
--------------------------------------------------------------------------------

Privately Issued Securities

Securities that are not publicly traded but         Liquidity Risk            *
which may be resold in accordance with Rule
144A of the Securities Act of 1933.
--------------------------------------------------------------------------------

Illiquid Securities

A security that cannot be readily sold, or          Liquidity Risk            *
cannot be readily sold without negatively
affecting the fair price. Limited to 15% of
total assets.
--------------------------------------------------------------------------------


                            Stagecoach International Equity Fund Prospectus   13

A Choice of Share Classes
--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

* Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B shares.

* Class B Shares - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses than Class A shares.


The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.


You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.


Please see the expenses listed for the Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.


14   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


Class A Share Sales Charge Schedule


If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.


==============================================================================================================
                CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
==============================================================================================================
  AMOUNT              FRONT-END SALES CHARGE AS       FRONT-END SALES CHARGE AS       DEALER ALLOWANCE AS %
OF PURCHASE          % OF PUBLIC OFFERING PRICE      % OF NET AMOUNT INVESTED        OF PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------------------------------------
Less than $50,000             5.25%                           5.54%                          4.75%
--------------------------------------------------------------------------------------------------------------
$50,000 to $99,999            4.50%                           4.71%                          3.75%
--------------------------------------------------------------------------------------------------------------
$100,000 to $249,000          3.50%                           3.63%                          2.75%
--------------------------------------------------------------------------------------------------------------
$250,000 to $499,999          2.56%                           2.50%                          2.00%
--------------------------------------------------------------------------------------------------------------
$500,000 to $999,999          2.04%                           2.00%                          1.75%
--------------------------------------------------------------------------------------------------------------
$1,000,000 and over/1/        0.00%                           0.00%                          1.00%
--------------------------------------------------------------------------------------------------------------



/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.


Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.


Class B Share CDSC Schedule


If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:



========================================================================================
     CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
========================================================================================
REDEMPTION WITHIN       1 year    2 years    3 years    4 years   5 years   6 years
----------------------------------------------------------------------------------------
CDSC                    5.00%     4.00%      3.00%      3.00%     2.00%     1.00%
----------------------------------------------------------------------------------------


The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the Class B shares are converted to Class A shares to reduce your future on-going expenses.


                        Stategecoach International Equity Fund Prospectus    15

Reduced Sales Charges
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:


* You pay no sales charges on Fund shares you buy with reinvested distributions.


* You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.



* By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


* Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.


* If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.


* You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.


If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.


16   Stategecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

* a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

* a trustee or fiduciary purchasing for a single fiduciary relationship; or

* the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

  ------------------------------------------------------------------------------


  How a Letter of Intent Can Save You Money!

  If you plan to invest, for example, $100,000 in the International Equity Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 5.25% on the first $50,000, then 4.50% on the next $49,999!
  ------------------------------------------------------------------------------


                        Stategecoach International Equity Fund Prospectus    17

Reduced Sales Charges
--------------------------------------------------------------------------------


Class B Share CDSC Reductions:

* You pay no CDSC on Funds shares you purchase with reinvested distributions.

* We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

* We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

* We waive the CDSC for redemptions made at the direction of Stagecoach Funds in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

Waivers for Certain Parties


If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

*       Current and retired employees, directors and officers of:

        *       Stagecoach Funds and its affiliates;

        *       Wells Fargo Bank and its affiliates;

        *       Stephens Inc. and its affiliates; and

        *       Broker-Dealers who act as selling agents.

* The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supercede the terms and conditions discussed here.


18   Stategecoach International Equity Fund Prospectus

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

* By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

*        Through a brokerage account with an approved selling agent; or

* Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).


Minimum Investments:

*        $1,000 per Fund minimum initial investment; or

* $100 per Fund minimum initial investment if you use the AutoSaver option.

*        $100 per Fund for all investments after your first.

* We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.


                        Stategecoach International Equity Fund Prospectus    19

Your Account
--------------------------------------------------------------------------------

Important Information:


* Read this Prospectus carefully. Discuss any questions you have with your Selling Agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Selling Agent or by calling 1-800-222-8222.


* We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time. Any request we receive in proper form before the close of regular trading on the New York Stock Exchange is processed the same day. Requests we receive after the close are processed the next business day.


* As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


* We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.


* We will process all requests to buy and sell shares of the first NAV calculated after the request and proper form is received.


* You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.


* Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.


* We reserve the right to cancel any purchase order or delay redemption if your check does not clear.


20   Stategecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

===============================================================================


By Mail
===============================================================================
If you are buying shares for the first time:
-------------------------------------------------------------------------------


Complete a Stagecoach Funds application. Be sure to
indicate the Fund name and the share class into
which you intend to invest.                                 Mail to:
                                                            Stagecoach Funds
                                                            PO Box 7066
Enclose a check for at least $1,000 made out in the         San Francisco, CA
full name and share class of the Fund. For example,         94120-9201
"Stagecoach International Equity Fund, Class B".


You may start your account with $100 if you elect
the AutoSaver option on the application.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


If you are buying additional shares:
-------------------------------------------------------------------------------


Make a check payable to the full name and share             Mail to:
class of your Fund for at least $100. Be sure to            Stagecoach Funds
write your account number on the check as well.             PO Box 7066
                                                            San Francisco, CA
                                                            94120-9201
Enclose the payment stub/card from your statement
if available.
-------------------------------------------------------------------------------

===============================================================================


By Wire
===============================================================================
If you are buying shares for the first time:
-------------------------------------------------------------------------------


If you do not currently have an account, complete
a Stagecoach Funds application. You must wire at            Mail to:
least $1,000. Be sure to indicate the Fund name             Stagecoach Funds
and the share class into which you intend to invest.        PO Box 7066
                                                            San Francisco, CA
                                                            94120-9201
Mail the completed application.                             Fax to:
                                                            1-415-546-0280

You may also fax the completed application (with
original to follow)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


If you are buying additional shares:
-------------------------------------------------------------------------------


Instruct your wiring bank to transmit         Wire to:
at least $100 according to the instructions   Wells Fargo Bank, N.A.
given to the right. Be sure to have the       San Francisco, California
wiring bank include your current account      Bank Routing Number: 121000248
number and the name your account is           Wire Purchase Account Number:
registered in.                                4068-000587
                                              Attention:  Stagecoach Funds
                                              (Name of Fund and Share Class)
                                              Account Name: (Registration Name
                                              Indicated on Application)
-------------------------------------------------------------------------------


                          Stagecoach International Equity Fund Prospectus   21

Your Account
--------------------------------------------------------------------------------

================================================================================
By Phone
================================================================================
if you are buying shares for the first time:
--------------------------------------------------------------------------------


You can only make your first purchase of a
Fund by phone if you already have an existing
Stagecoach Account.                                         Call:
                                                            1-800-222-8222

Call Investor Services and instruct the
representative to either:

*  transfer at least $1,000 from a linked
   settlement account, or
*  exchange at least $1,000 worth of shares
   from an existing Stagecoach Fund. Please
   see "Exchanges" for special rules.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


If you are buying additional shares:
--------------------------------------------------------------------------------


Call Investor Services and instruct the representative to either:

*  transfer at least $100 from a linked                     Call:
   settlement account, or                                   1-800-222-8222
*  exchange at least $100 worth of shares
   from another Stagecoach Fund.
--------------------------------------------------------------------------------


Selling Shares

The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

================================================================================


By Mail
================================================================================
Write a letter stating your account
registration, your account number, the
Fund you wish to redeem and the dollar
amount ($100 or more) of the redemption
you wish to receive (or write "Full Redemption").


Make sure all the account owners sign the request.


You may request that redemption proceeds be sent            Mail to:
to you by check, by ACH transfer into a bank                Stagecoach Funds
account, or by wire ($5,000 minimum). Please                PO Box 7066
call Investor Services regarding requirements               San Francisco, CA
for linking bank accounts or for wiring funds.              94120-9201
We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.


Signature Guarantees are required for mailed
redemption requests over $5,000. You can get
a signature guarantee at financial institutions
such as a bank or brokerage house. We do not
accept notarized signatures.
--------------------------------------------------------------------------------


22   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------

================================================================================

By Phone
================================================================================
Call Investor Services to request a
redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.


Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.


You may request that redemption proceeds
be sent to you by check, by transfer into                   Call:
an ACH-linked bank account, or by wire                      1-800-222-8222
($5,000 minimum). Please call Investor
Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.


Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.


Phone privileges allow us to accept transaction
instructions by anyone representing themselves
as the shareholder and who provides reasonable
confirmation of their identity, such as
providing the Taxpayer Identification Number
on the account. We will not be liable for any
losses incurred if we follow telephone
instructions we reasonably believe to be genuine.
--------------------------------------------------------------------------------

================================================================================

General Notes for Selling Shares
================================================================================

We will process all requests to sell shares at  the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the New York Stock Exchange are processed the same business day.
--------------------------------------------------------------------------------

We determine the NAV each day as of the close of the New York Stock
Exchange, which is generally 1:00 PM Pacific Time.
--------------------------------------------------------------------------------

Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------

If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supercede the directions in this Prospectus.
--------------------------------------------------------------------------------

We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------

Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing share-
holder to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


                            Stagecoach International Equity Fund Prospectus   23

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


* You should carefully read the Prospectus for the Fund into which you wish to exchange.


* Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.


* If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).


* If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.


* Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.


* If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.


* Exchanges between Class B shares or between Class B shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.


* Exchanges from any share class to a Money Market Fund can only be re-exchanged for the original share class.


* In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.


* You may make exchanges between like share classes. You may also exchange between A or B share classes and non-institutional class shares of a Money Market Fund.


24   Stagecoach International Equity Fund Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:


* AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Stagecoach Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.


* Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

         *       must have a Fund account valued at $10,000 or more;

         *       you must have distributions reinvested; and

         *       may not simultaneously participate in an AutoSaver Plan.


It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

* Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

* Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

* Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.


                            Stagecoach International Equity Fund Prospectus   25

Additional Services and Other Information
--------------------------------------------------------------------------------

* Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

  ------------------------------------------------------------------------------


  Two Things to Keep In Mind About Distributions

  Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.
  ------------------------------------------------------------------------------

Taxes


The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Fund and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.


We will pass on to you net investment income and net short-term capital gains earned by the Fund as dividend distributions. These are taxable to you as ordinary income.


We will pass on to you any net capital gains earned by the Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.


Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.


If more than 50% of the Fund's total assets at the close of its taxable year consist of stock or securities of non-U.S. issuers, the Fund will be eligible to file an election with the Internal Revenue Service. Pursuant to this election, and


26   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


subject to qualifications, you must include in your gross income for federal tax purposes your pro rata portion of foreign withholding and other taxes paid by the Fund. In computing your federal income taxes, you must either claim such pro rata portion as a deduction or a foreign tax credit. We expect the Fund will be eligible for, and will make, this election because of its substantial investment in stocks and securities of non-U.S. issuers.


Share Class - This Prospectus contains information about Class A and Class B shares. The Fund may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.


Conversion of Class B shares - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.


Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.


Statements - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.


Dealer Concessions and Rule 12b-1 fees - Stephens Inc., as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the dealer allowance to the selling agent, if any. Stephens Inc. also compensates selling agents for the sale of Class B shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A and Class B shares of the Fund.


Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for


                            Stagecoach International Equity Fund Prospectus   27

Additional Services and Other Information
--------------------------------------------------------------------------------


the Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.


Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Fund and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.


Voting Rights - All shares of the Fund have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


28   Stagecoach International Equity Fund Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------


A number of different entities provide services to the Fund. This section shows how the Fund is organized, the entities that perform different services and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.


About Stagecoach


The Fund is one of 32 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.


The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, or amending fundamental investment strategies or policies.


                                 Shareholders
-------------------------------------------------------------------------------------
                  Financial Services Firms and Selling Agents
--------------------------------------------------------------------------------------
     Advise current and prospective shareholders on their Fund investments
=======================================================================================
                                            Transfer and
 Distributor &                           Dividend Disbursing             Shareholder
Co-administrator       Administrator           Agent                   Servicing Agents
========================================================================================
Stephens Inc.            Wells Fargo Bank     Wells Fargo Bank         Various Agents
111 Center St.           525 Market St.       525 Market St.
Little Rock, AR          San Francisco, CA    San Francisco, CA        Provide services
Markets the Fund,        Manages the Fund's   Maintains records of     to customers
distributes shares,      business activities  shares and supervises
and manages the Fund's                        the paying of dividends
business activities
----------------------------------------------------------------------------------------
========================================================================================
              Investment Advisor                            Custodian
========================================================================================
Wells Fargo Bank, 525 Market St.,                  Wells Fargo Bank, 525 Market St.,
San Francisco, CA                                  San Francisco, CA
Manages the Fund's investment activities           Provides safekeeping for the Fund's
                                                   assets
----------------------------------------------------------------------------------------
========================================================================================
                                 Board of Directors
========================================================================================
                           Supervises the Fund's activities
----------------------------------------------------------------------------------------


                            Stagecoach International Equity Fund Prospectus   29

Organization and Management of the Fund
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for the Fund.   Wells Fargo Bank, founded in
1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets.

The Administrator


Wells Fargo Bank is the administrator of the Fund.  Wells Fargo Bank is paid
 .04% of the Fund's assets for these services.

The Distributor and Co-Administrator


Stephens Inc. is the Fund's distributor and co-administrator. Stephens Inc. receives .02% of the Fund's assets for its role as co-administrator. Stephens Inc. also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Fund's shares.

Distribution Plan


We have adopted distribution plans for Class A and Class B shares that are used to pay for distribution-related services including ongoing compensation to Selling Agents. The Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs. The fees paid under these plans are as follows:

----------------------------------------------------------------
                                       Class A         Class B
----------------------------------------------------------------

International Equity Fund               .10%            .75%
----------------------------------------------------------------


Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.


30   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


For these services the Fund pays as follows:

--------------------------------------------------------------------------------
                                      Class A          Class B
--------------------------------------------------------------------------------


International Equity Fund               .25%              .25%
--------------------------------------------------------------------------------


Portfolio Managers - The following is a list of portfolio managers identified within the Fund's summary. More detailed biographical information is available in the Statement of Additional Information.

Katherine Schapiro, CFA

Member of Wells Fargo Equity Strategy Committee
With Wells Fargo since 1992.

Stacey Ho

Foreign Stock Analyst
With Wells Fargo since 1997 after working for Clemente Capital Management from 1995 to 1996, and Edison International from 1990 through 1995.


                            Stagecoach International Equity Fund Prospectus   31

Glossary
--------------------------------------------------------------------------------


ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.


American Depository Receipts (ADRs)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.


Annual Report

A document that provides certain financial and other information for the most recent reporting period and the Fund's portfolio of investments.


Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.


Capital Appreciation

The increase in the value of a security. See also "total return".


Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by their price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".


Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.


Convertible Debt Securities

Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.


Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.


Distributions

Dividends and/or capital gains paid by a Fund on its shares.


32   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


Diversified

A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.


Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S.
dollars.


Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.


Emerging Markets

Markets associated with a country that is considered by the International Finance Corporation, the International Bank for Reconstruction and Development and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.


FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual Funds are not FDIC insured.


Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting the fair price.


Initial Public Offering

The first time a company's stock is offered for sale to the public.


Liquidity

The ability to readily sell a security at its fair price.


Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.


                            Stagecoach International Equity Fund Prospectus   33

Glossary
--------------------------------------------------------------------------------


Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.


Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.


Public Offering Price (POP)

The NAV with the sales load added.


Price-to-earnings ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low P/E ratios typically indicate a high yield. High P/E ratios are a characteristic of growth stocks which generally have low current yields.


Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.


Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.


Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.


S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.


34   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.


Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.


Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.


Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.


Undervalued

Describes a stock that is believed to be worth more than its current selling price.


U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Value-Oriented Analysis

A type of analysis which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its true value.


Warrants

The right to buy a stock at a set price for a set time.


                            Stagecoach International Equity Fund Prospectus   35

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-----------------------------------------------

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-----------------------------------------------

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-----------------------------------------------

      --------------------------------------------------------------------------


      STAGECOACH FUNDS

      You may wish to review the following documents:

      Statement of Additional Information
      supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.


      Annual/Semi-Annual Report
      provides certain financial and other important information for the most recent reporting period and the Fund's portfolio of investments.


      These are available free of
      charge by calling

      1-800-222-8222, or from

      Stagecoach Funds
      PO Box 7066
      San Francisco, CA
      94120-7066
      --------------------------------------------------------------------------








      ==========================================================================
      STAGECOACH FUNDS:
      *  are not insured by the FDIC
      * are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank
      *  involve investment risk, including possible loss of principal.
      ==========================================================================



      [LOGO OF RECYCLED PAPER]
      Printed on Recycled Paper                                  SC IL P (12/97)

December 15, 1997
================================================================================
                                                             STAGECOACH FUNDS(R)

Stagecoach
         Money Market Funds
Prospectus

Money Market
Mutual Fund

California Tax-Free Money Market
Mutual Fund

Government Money
Market Mutual Fund

National Tax-Free Money Market
Mutual Fund

Treasury Money Market Mutual Fund


Class A

Investment Advisor
and Administrator:

Wells Fargo Bank

Distributor and
Co-Administrator:

Stephens Inc.

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission, any state securities commission or any other regulatory authority, nor have any of these authorities passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. WE CANNOT ASSURE YOU THAT A FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
================================================================================

================================================================================


About This Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                    Important information you should look for:
--------------------------------------------------------------------------------

[GRAPHIC]           Investment Objective and Investment Policies

                    What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[GRAPHIC]           Permitted Investments

                    A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

[GRAPHIC]           Important Risk Factors

                    What are key risk factors for this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for this Fund.
--------------------------------------------------------------------------------

[GRAPHIC]           Additional Fund Facts

                    Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Funds is also available on the SEC's website (http://www.sec.gov).


================================================================================


Table of Contents

                               Key Information                                 4
                               Summary of Expenses                             5
--------------------------------------------------------------------------------
The Funds                      Money Market Mutual Fund                        6
This section contains          California Tax-Free Money Market
important information             Mutual Fund                                 10
about the individual Funds.    Government Money Market
                                  Mutual Fund                                 14
                               National Tax-Free Money Market
                               Mutual Fund                                    18
                               Treasury Money Market Mutual Fund              22
                               General Investment Risks                       26

--------------------------------------------------------------------------------

Your Account                   Your Account                                   30
                               How to Buy Shares                              32
Turn to this section for       Selling Shares                                 33
information on how to          Exchanges                                      35
open and maintain              Additional Services and
your account, including           Other Information                           36
how to buy, sell and
exchange Fund shares.

--------------------------------------------------------------------------------

Reference                      Organization and Management
                                  of the Funds                                40
Look here for details on the   How to Read the Financial Highlights           43
organization of the Funds      Glossary                                       44
and term definitions.

Key Information

--------------------------------------------------------------------------------

Summary of the Stagecoach Money Market Funds


The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

o    you are looking for a fund in which to invest short-term cash;

o    you are looking to preserve principal; and

o    you are looking for monthly income.


You should not invest in these Funds if:

o    you are looking for FDIC insurance coverage or guaranteed rates of return;

o    you are unwilling to accept that you may lose money on your investment;

o you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or

o    you are seeking long-term total return.


Who are "We"?


In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.


Who are "You"?


In this Prospectus, "You" means the potential investor or the shareholder.


What are the "Funds"?


In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.


Key Terms


The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Investment Practice/Risk table on page 29.


Dividends


We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed.


4    Stagecoach Money Market Funds Prospectus

Money Market Funds         Summary of Expenses
--------------------------------------------------------------------------------


================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.

-----------------------------------------------------------------------------------------------
                                         Money    California                 National
                                         Market    Tax-Free    Government    Tax-Free  Treasury
                                         ------------------------------------------------------
                                         CLASS A   CLASS A      CLASS A      CLASS A   CLASS A
-----------------------------------------------------------------------------------------------
   Maximum sales charge on a purchase
   (as a percentage of offering price)   None       None         None          None      None
-----------------------------------------------------------------------------------------------
   Maximum sales charge on reinvested
   dividends                             None       None         None          None      None
-----------------------------------------------------------------------------------------------
   Maximum sales charge imposed on
   redemptions                           None       None         None          None      None
-----------------------------------------------------------------------------------------------
   Exchange fees                         None       None         None          None      None

================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================

Expenses shown "after waivers" reflect amounts paid by each Fund during the prior fiscal period. In some cases, they have been restated to reflect expenses and fee waivers expected to be in effect during the current fiscal year. Expenses shown "before waivers" reflect contract amounts and amounts paid during the prior fiscal period. Expense waivers and reimbursements are voluntary and may be discontinued without prior notice.

-----------------------------------------------------------------------------------------------
                                         Money    California                 National
                                         Market    Tax-Free    Government    Tax-Free  Treasury
                                         ------------------------------------------------------
                                         CLASS A   CLASS A      CLASS A      CLASS A   CLASS A
-----------------------------------------------------------------------------------------------
   Rule 12b-1 fee                        0.02%      0.05%        0.05%         0.05%     0.05%
-----------------------------------------------------------------------------------------------
   Management fee
   (after waivers)                       0.36%      0.50%        0.21%         0.30%     0.12%
-----------------------------------------------------------------------------------------------
   Other expenses
   (after waivers or reimbursements)     0.37%      0.10%        0.49%         0.35%     0.48%
===============================================================================================
   TOTAL FUND OPERATING EXPENSES
   (after waivers or reimbursements)     0.75%      0.65%        0.75%         0.70%     0.65%
===============================================================================================
   Management fee
   (before waivers)                      0.40%      0.50%        0.25%         0.30%     0.25%
-----------------------------------------------------------------------------------------------
   Other expenses
   (before waivers or reimbursements)    0.48%      0.48%        0.70%         1.23%     0.48%
-----------------------------------------------------------------------------------------------
   TOTAL FUND OPERATING EXPENSES
   (before waivers or reimbursements)    0.90%      1.03%        1.00%         1.58%     0.78%
-----------------------------------------------------------------------------------------------

================================================================================

   EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================

-----------------------------------------------------------------------------------------------
You would pay the following expenses
on a $1,000 investment assuming a 5%
annual return and that you redeem        Money    California                 National
your shares at the end of each           Market    Tax-Free    Government    Tax-Free  Treasury
period.                                  ------------------------------------------------------
                                         CLASS A   CLASS A      CLASS A      CLASS A   CLASS A
-----------------------------------------------------------------------------------------------
   1 YEAR                                 $8         $7           $8            $7        $7
-----------------------------------------------------------------------------------------------
   3 YEARS                               $24        $21          $24           $22       $21
-----------------------------------------------------------------------------------------------
   5 YEARS                               $42        $36          $42           $39       $36
-----------------------------------------------------------------------------------------------
  10 YEARS                               $93        $81          $93           $87       $81
-----------------------------------------------------------------------------------------------

                                   Stagecoach Money Market Funds Prospectus    5

Money Market Mutual Fund


--------------------------------------------------------------------------------

               Advisor:                 Wells Fargo Bank
--------------------------------------------------------------------------------
[GRAPHIC]      Investment Objective

               The Money Market Mutual Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments.

               Investment Policies

               We actively manage a portfolio of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investments including, for example, repurchase agreements.

--------------------------------------------------------------------------------

[GRAPHIC]      Permitted Investments
               Under normal market conditions, we invest in:

               o commercial paper rated at the date of purchase as P-1 by Moody's or A-1+ or A-1 by S&P;

               o negotiable certificates of deposits and banker's acceptances;

               o repurchase agreements;

               o U.S. Government obligations;

               o short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks;

               o municipal obligations; and

               o shares of other money market funds.

6    Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------
[GRAPHIC]      Important Risk Factors

               You should consider both the General Investment Risks listed on page 26 and the specific risks listed below. They are equally important to your investment choice.

               There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

--------------------------------------------------------------------------------
[GRAPHIC]      Additional Fund Facts

               For information on Fund fees and expenses, see "Summary of Expenses" on page 5.



                                   Stagecoach Money Market Funds Prospectus    7

Money Market Mutual Fund              Financial Highlights
-----------------------------------------------------------

===========================================================
FOR A SHARE OUTSTANDING
===========================================================

For the period ended:



===========================================================
Net asset value, beginning of period
-----------------------------------------------------------
Income from investment operations:
  Net investment income
  Net realized and unrealized gain on investments
-----------------------------------------------------------
Total from investment operations
-----------------------------------------------------------
Less distributions:
  Dividends from net investment income
  Distributions from net realized gain
-----------------------------------------------------------
Total from distributions:
-----------------------------------------------------------
Net asset value, end of period
-----------------------------------------------------------
Total return (not annualized)
-----------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)
-----------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets
  Ratio of net investment income to average net assets
-----------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
-----------------------------------------------------------
Ratio of net investment income to average net
  assets prior to waived fees and reimbursed expenses
-----------------------------------------------------------
===========================================================
   CLASS A SHARE CALENDAR-YEAR RETURNS
===========================================================
-----------------------------------------------------------
These returns reflect fee waivers and reimbursements,
and are not a guarantee of future performance.
-----------------------------------------------------------

1    Unaudited financial statements.

2    The Fund changed its fiscal year-end from September 30 to March 31.

3    The Fund changed its fiscal year-end from December 31 to September 30.

8    Stagecoach Money Market Funds Prospectus

                                                                   See "How to Read the Financial Highlights" on page 43.
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

========================================================================================================================
     CLASS A SHARES -- COMMENCED
     ON JULY 1, 1992
     -------------------------------------------------------------------------------------------------------------------
     Sept. 30         March 31          Sept. 30          Dec. 31,           Dec. 31,        Dec. 31,        Dec. 31,
       1997(1)         1997(2)           1996(3)            1995              1994            1993             1992
------------------------------------------------------------------------------------------------------------------------
      $1.00             $1.00             $1.00             $1.00             $1.00           $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------

       0.02              0.02              0.03              0.05              0.04            0.03            0.02
       0.00              0.00              0.00              0.00              0.00            0.00            0.00
------------------------------------------------------------------------------------------------------------------------
       0.02              0.02              0.03              0.05              0.04            0.03            0.02
------------------------------------------------------------------------------------------------------------------------

      (0.02)            (0.02)            (0.03)            (0.05)            (0.04)          (0.03)          (0.02)
       0.00              0.00              0.00              0.00              0.00            0.00            0.00
------------------------------------------------------------------------------------------------------------------------
      (0.02)            (0.02)            (0.03)            (0.05)            (0.04)          (0.03)          (0.02)
------------------------------------------------------------------------------------------------------------------------
      $1.00             $1.00             $1.00             $1.00             $1.00           $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------
       2.50%             2.36%             3.55%             5.34%             3.74%           2.70%           1.50%
------------------------------------------------------------------------------------------------------------------------

 $5,223,158        $4,640,148        $3,799,908        $2,892,621        $2,343,942        $317,474        $236,269
------------------------------------------------------------------------------------------------------------------------

       0.75%             0.75%             0.75%             0.75%             0.69%           0.58%           0.20%
       4.93%             4.71%             4.66%             5.13%             4.12%           2.67%           2.98%
------------------------------------------------------------------------------------------------------------------------

       0.93%             0.90%             0.88%             0.83%             0.89%           1.00%           0.94%
------------------------------------------------------------------------------------------------------------------------

       4.75%             4.56%             4.53%             5.05%             3.92%           2.25%           2.24%
------------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

========================================================================================================================
                                           1996              1995              1994            1993
========================================================================================================================
                                           4.78%             5.34%             3.74%           2.70%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                   Stagecoach Money Market Funds Prospectus    9

California Tax-Free Money Market Mutual Fund

--------------------------------------------------------------------------------

               Advisor:                           Wells Fargo Bank

--------------------------------------------------------------------------------

[GRAPHIC]      Investment Objective

               The California Tax-Free Money Market Mutual Fund seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term, U.S. dollar-denominated money market instruments, primarily municipal obligations.

               Investment Policies

               We actively manage a portfolio of bonds, notes and commercial paper issued by or on behalf of the State of California, its cities, municipalities, political subdivisions and other public authorities. Under normal market conditions we invest substantially all of our assets in debt obligations with remaining maturities of 397 days or less that are exempt from federal and California personal income tax. We maintain an overall dollar-weighted average maturity of 90 days or less.

--------------------------------------------------------------------------------

[GRAPHIC]      Permitted Investments

               Under normal market conditions, we invest:

               o at least 80% of our assets in municipal obligations that provide income exempt from federal income tax and not subject to the federal alternative minimum tax;

               o at least 65% of our assets in municipal obligations that pay interest exempt from California personal income taxes, although it is our intention to invest substantially all of our assets in such obligations; and

               o in obligations rated within the two highest categories by nationally recognized ratings organizations.

               We may also invest up to 20% of our assets in permitted taxable investments as a defensive measure due to unusual market conditions or to maintain liquidity.


10   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------
[GRAPHIC]      Important Risk Factors

               You should consider both the General Investment Risks listed on page 26 and the specific risks listed below. They are equally important to your investment choice.

               Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund's investments. In addition, we may invest up to 25% or more of our assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

               There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

--------------------------------------------------------------------------------
[GRAPHIC]      Additional Fund Facts

               Although it is our intention to minimize such exposure, a portion of the income earned by the Fund may be subject to the federal alternative minimum tax. We will send you a letter each year informing you what percentage, if any, may be subject.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 5.


                                   Stagecoach Money Market Funds Prospectus   11

California Tax-Free Money Market Mutual Fund
-------------------------------------------------------------

=============================================================
FOR A SHARE OUTSTANDING
=============================================================

For the period ended:
-------------------------------------------------------------
Net asset value, beginning of period
-------------------------------------------------------------
Income from investment operations:
  Net investment income
  Net realized and unrealized gain on investments
-------------------------------------------------------------
Total from investment operations:
-------------------------------------------------------------
Less distributions:
  Dividends from net investment income
  Distributions from net realized gain
-------------------------------------------------------------
Total from distributions:
-------------------------------------------------------------
Net asset value, end of period
-------------------------------------------------------------
Total return (not annualized)
-------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)
-------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets
  Ratio of net investment income to average net assets
-------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses
-------------------------------------------------------------
Ratio of net investment income to average net assets prior
  to waived fees and reimbursed expenses
-------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]
=============================================================
   CLASS A SHARE CALENDAR-YEAR RETURNS
=============================================================
These returns reflect fee waivers and reimbursements,
and are not a guarantee of future performance.
-------------------------------------------------------------

1    Unaudited financial statements.

2    The Fund changed its fiscal year-end from September 30 to March 31.

3    The Fund changed its fiscal year-end from December 31 to September 30.


12   Stagecoach Money Market Funds Prospectus

   Financial Highlights   See "How to Read the Financial Highlights" on
page 43.
--------------------------------------------------------------------------------

======================================================================================================================

======================================================================================================================

   CLASS A SHARES -- COMMENCED
   ON JULY 1, 1992
   -------------------------------------------------------------------------------------------------------------------
   Sept. 30         March 31          Sept. 30          Dec. 31,           Dec. 31,        Dec. 31,        Dec. 31,
     1997(1)         1997(2)           1996(3)            1995              1994            1993             1992
----------------------------------------------------------------------------------------------------------------------
      $1.00             $1.00             $1.00             $1.00           $1.00           $1.00           $1.00
----------------------------------------------------------------------------------------------------------------------

       0.01              0.01              0.02              0.03            0.02            0.02            0.03
       0.00              0.00              0.00              0.00            0.00            0.00            0.00
----------------------------------------------------------------------------------------------------------------------
       0.01              0.01              0.02              0.03            0.02            0.02            0.03
----------------------------------------------------------------------------------------------------------------------

      (0.01)            (0.01)            (0.02)            (0.03)          (0.02)          (0.02)          (0.03)
       0.00              0.00              0.00              0.00            0.00            0.00            0.00
----------------------------------------------------------------------------------------------------------------------
      (0.01)            (0.01)            (0.02)            (0.03)          (0.02)          (0.02)          (0.03)
----------------------------------------------------------------------------------------------------------------------
      $1.00             $1.00             $1.00             $1.00           $1.00           $1.00           $1.00
----------------------------------------------------------------------------------------------------------------------
       1.50%             1.36%             2.04%             3.23%           2.28%           1.89%           2.81%
----------------------------------------------------------------------------------------------------------------------

 $1,472,066        $1,384,310        $1,161,431        $1,031,004        $869,745        $793,420        $572,906
----------------------------------------------------------------------------------------------------------------------

       0.65%             0.65%             0.65%             0.65%           0.62%           0.55%           0.28%
       2.96%             2.72%             2.69%             3.18%           2.26%           1.88%           2.41%
----------------------------------------------------------------------------------------------------------------------

       1.04%             1.03%             1.02%             1.01%           1.08%           1.06%           1.03%
----------------------------------------------------------------------------------------------------------------------

       2.57%             2.34%             2.32%             2.82%           1.80%           1.37%           1.66%
----------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

======================================================================================================================
                                           1996              1995            1994            1993            1992
======================================================================================================================
                                           2.76%             3.23%           2.28%           1.89%           2.81%
----------------------------------------------------------------------------------------------------------------------


                                   Stagecoach Money Market Funds Prospectus   13

Government Money Market Mutual Fund
--------------------------------------------------------------------------------

               Advisor:                                 Wells Fargo Bank
--------------------------------------------------------------------------------

[GRAPHIC]      Investment Objective

               The Government Money Market Mutual Fund seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity.

               Investment Policies

               We actively manage a portfolio exclusively composed of U.S. Government obligations, or repurchase agreements collateralized by such obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

[GRAPHIC]      Permitted Investments

               Under normal market conditions, we invest:

               o in U.S. Government obligations, and

               o in repurchase agreements collateralized by U.S. Government obligations.


14   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------
[GRAPHIC]      Important Risk Factors

               You should consider both the General Investment Risks listed on page 26 and the specific risks listed below. They are equally important to your investment choice.

               There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund.

--------------------------------------------------------------------------------
[GRAPHIC]      Additional Fund Facts

               Obligations issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of obligations, including U.S. government obligations, in the Fund's portfolio to fluctuate.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 5.


                                   Stagecoach Money Market Funds Prospectus   15

Government Money Market Mutual Fund
See "Historical Fund Information" on page 37.
--------------------------------------------------------------------------------

==========================================================================================================
FOR A SHARE OUTSTANDING
==========================================================================================================
For the period ended:                                         CLASS A SHARES -- COMMENCED
                                                              ON APRIL 26, 1988
                                                              --------------------------------------------
                                                              Sept. 30,        Mar. 31,     Sept. 30,
                                                               1997(1)         1997(2)       1996(3)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $1.00          $1.00          $1.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.02           0.02           0.05
  Net realized and unrealized gain (loss) on investments         0.00           0.00           0.00
----------------------------------------------------------------------------------------------------------
Total from investment operations                                 0.02           0.02           0.05
----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                          (0.02)         (0.02)         (0.05)
  Distributions from net realized gain                           0.00           0.00           0.00
                                                                (0.02)         (0.02)         (0.05)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $1.00          $1.00          $1.00
----------------------------------------------------------------------------------------------------------
Total return (not annualized)                                    2.41%          2.32%          4.75%
----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                            $75,199        $60,224        $65,036
----------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                        0.75%          0.75%          0.77%
  Ratio of net investment income to average net assets           4.73%          4.62%          4.74%
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                            1.10%          1.00%          0.80%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                   4.38%          4.37%          4.71%
----------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]
==========================================================================================================

   CLASS A SHARE CALENDAR-YEAR RETURNS                                                         1996
==========================================================================================================
                                                                                               4.73%
----------------------------------------------------------------------------------------------------------

These returns reflect fee waivers and reimbursements, and are not a guarantee of future performance.

1 Unaudited financial statements.

2 The Fund changed its fiscal year-end from September 30 to March 31.

3 The Fund changed its Investment Advisor during this fiscal year.




16   Stagecoach Money Market Funds Prospectus

  Financial Highlights
                                                                        "How to Read the Financial Highlights" on page 43.
---------------------------------------------------------------------------------------------------------------------------


===========================================================================================================================

===========================================================================================================================


---------------------------------------------------------------------------------------------------------------------------
  Sept. 30,        Sept. 30,       Sept. 30,      Sept. 30,       Sept. 30,        Sept. 30       Sept. 30,       Sept. 30,
    1995             1994            1993          1992             1991             1990           1989             1988
---------------------------------------------------------------------------------------------------------------------------
    $1.00           $1.00           $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------

     0.05            0.03            0.03            0.04            0.06            0.08            0.08            0.03
     0.00            0.00            0.00            0.00            0.00            0.00            0.00            0.00
---------------------------------------------------------------------------------------------------------------------------
     0.05            0.03            0.03            0.04            0.06            0.08            0.08            0.03
---------------------------------------------------------------------------------------------------------------------------

    (0.05)          (0.03)          (0.03)          (0.04)          (0.06)          (0.08)          (0.08)          (0.03)
     0.00            0.00            0.00            0.00            0.00            0.00            0.00            0.00
    (0.05)          (0.03)          (0.03)          (0.04)          (0.06)          (0.08)          (0.08)          (0.03)
---------------------------------------------------------------------------------------------------------------------------
    $1.00           $1.00           $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------
     5.22%           3.16%           2.77%           3.99%           6.30%           7.85%           8.71%           3.04%
---------------------------------------------------------------------------------------------------------------------------

 $109,368        $194,276        $188,934        $184,705        $171,375        $160,436        $162,726        $125,856
---------------------------------------------------------------------------------------------------------------------------

     0.79%           0.77%           0.83%           0.82%           0.85%           0.73%           0.68%           0.66%
     5.08%           3.07%           2.73%           3.85%           6.13%           7.60%           8.42%           6.94%
---------------------------------------------------------------------------------------------------------------------------

     0.81%           0.79%           0.84%           0.82%           0.88%           0.83%           0.84%           0.92%
---------------------------------------------------------------------------------------------------------------------------

     5.06%           3.05%           2.72%           3.85%           6.10%           7.50%           8.26%           6.68%
---------------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]
===========================================================================================================================
     1995            1994            1993            1992            1991            1990            1989
===========================================================================================================================
     5.33%           3.65%           2.75%           3.49%           5.68%           7.65%           8.76%
---------------------------------------------------------------------------------------------------------------------------


                                   Stagecoach Money Market Funds Prospectus   17

National Tax-Free Money Market Mutual Fund

--------------------------------------------------------------------------------

               Advisor:                              Wells Fargo Bank

--------------------------------------------------------------------------------

[GRAPHIC]      Investment Objective

               The National Tax-Free Money Market Mutual Fund seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity.

               Investment Policies

               We actively manage a portfolio of U.S. dollar-denominated, high-quality, short-term instruments, primarily municipal obligations with remaining maturities of 397 days or less. Among the municipal obligations we buy are bonds, notes and commercial paper issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions and other public authorities. Under normal market conditions we invest substantially all of our assets in debt obligations that are exempt from federal income tax. We maintain an overall dollar-weighted average maturity of 90 days or less.

--------------------------------------------------------------------------------

[GRAPHIC]      Permitted Investments

               Under normal market conditions, we invest:

               o at least 80% of our net assets in municipal obligations the interest on which is exempt from federal income tax and not subject to the federal alternative minimum tax; and

               o in obligations rated within the two highest categories by nationally recognized ratings organizations.

               We may also invest up to 20% of our assets in permitted taxable investments as a defensive measure due to unusual market conditions or to maintain liquidity.

18   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------
[GRAPHIC]      Important Risk Factors

               You should consider both the General Investment Risks listed on page 26 and the specific risks listed below. They are equally important to your investment choice.

               Up to 25% or more of our assets invested in municipal obligations may be related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

               There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

--------------------------------------------------------------------------------
[GRAPHIC]      Additional Fund Facts

               Although it is our intention to minimize such exposure, a portion of the income earned by the Fund may be subject to the federal alternative minimum tax. We will send you a letter each year informing you what percentage, if any, may be subject.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 5.

                                   Stagecoach Money Market Funds Prospectus   19

National Tax-Free
Money Market Mutual Fund                                    Financial Highlights

See "Historical Fund Information" on page 37.

                     See "How to Read the Financial Highlights" on page 43.
--------------------------------------------------------------------------------

=====================================================================================================================
FOR A SHARE OUTSTANDING
=====================================================================================================================
For the period ended:                                                      CLASS A SHARES -- COMMENCED
                                                                           ON APRIL 2, 1996

                                                                           Sept. 30,     March 31,       Sept. 30,
                                                                            1997(1)       1997(2)           1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $1.00          $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                       0.01           0.01           0.01
  Net realized and unrealized gain (loss) on
   investments                                                                0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------
Total from investment operations:                                             0.01           0.01           0.01
---------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                       (0.01)         (0.01)         (0.01)
  Distributions from net realized gain                                        0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------
Total from distributions:                                                    (0.01)         (0.01)         (0.01)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $1.00          $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                                                 1.50%          1.36%          1.51%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                         $26,637        $35,253         $4,975
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                     0.70%(3)       0.64%(3)       0.62%(3)
  Ratio of net investment income to
   average net assets                                                         2.98%          2.68%          2.71%
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses(3)                                      1.22%          1.58%          3.56%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses(3)                             2.46%          1.74%         (0.23)%
---------------------------------------------------------------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]
=====================================================================================================================
   CLASS A SHARE CALENDAR-YEAR RETURNS                                        1996
=====================================================================================================================
                                                                              4.23%
These returns reflect fee waivers and reimbursements,
and are not a guarantee of future performance.
---------------------------------------------------------------------------------------------------------------------

1    Unaudited financial statements.

2    The Fund changed fiscal year-end from September 30 to March 31.

3    This ratio includes income and expenses allocated from the Master
     Portfolio.

20   Stagecoach Money Market Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Treasury Money Market Mutual Fund
--------------------------------------------------------------------------------

               Advisor:                 Wells Fargo Bank

--------------------------------------------------------------------------------

[GRAPHIC]      Investment Objective

               The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal.

               Investment Policies

               We actively manage a portfolio composed of obligations issued or guaranteed by the U.S. Treasury. We also invest in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.

--------------------------------------------------------------------------------

[GRAPHIC]      Permitted Investments

               Under normal market conditions, we invest:

               o in U.S. Treasury obligations; and

               o in repurchase agreements collateralized by U.S. Treasury obligations;

               As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other money market funds that have similar investment objectives.

22   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[GRAPHIC]      Important Risk Factors

               You should consider both the General Investment Risks listed on page 26 and the specific risks listed below. They are equally important to your investment choice.

               There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.

--------------------------------------------------------------------------------

[GRAPHIC]      Additional Fund Facts

               Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 5.


                                   Stagecoach Money Market Funds Prospectus   23

Treasury Money Market Mutual Fund
See "Historical Fund Information" on page 37.
--------------------------------------------------------------------------------

==============================================================================================================================
FOR A SHARE OUTSTANDING
==============================================================================================================================

For the period ended:                           CLASS A SHARES -- COMMENCED
                                                ON SEPTEMBER 30, 1995 (PRIOR YEARS SHOW SERVICE CLASS)
                                                ------------------------------------------------------------------------------
                                                Sept. 30,       March 31,     Sept. 30,        Sept. 30,         Sept. 30,
                                                  1997(1)        1997(2)       1996(3)            1995            1994(4)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $1.00          $1.00          $1.00             $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     0.02           0.02           0.05              0.05            0.02
  Net realized and unrealized gain
   (loss) on investments                           0.00           0.00           0.00              0.00            0.00
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   0.02           0.02           0.05              0.05            0.02
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends from net
   investment income                              (0.02)         (0.02)         (0.05)            (0.05)          (0.02)
  Distributions from net
   realized gain                                   0.00           0.00           0.00              0.00            0.00
------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                         (0.02)         (0.02)         (0.05)            (0.05)          (0.02)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $1.00          $1.00          $1.00             $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                      2.50%          2.42%          4.95%             5.42%         3.75%(5)
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)              $51,762        $66,486        $53,706        $1,001,707        $690,630
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average
   net assets                                      0.55%          0.55%          0.55%             0.42%           0.43%
  Ratio of net investment income
   to average net assets                           4.95%          4.81%          4.96%             5.32%           3.72%
  Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses                         0.89%          0.75%          0.67%             0.66%           0.90%
  Ratio of net investment income to
   average net assets prior to
   waived fees and reimbursed
   expenses                                        4.61%          4.61%          4.84%             5.08%           3.25%
------------------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]
==============================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                              1996
==============================================================================================================================
                                                                                 4.92%
These returns reflect fee waivers and reimbursements,
and are not a guarantee of future performance.
Performance shown since the inception of Class A
Shares.
------------------------------------------------------------------------------------------------------------------------------

1    Unaudited financial statements.

2    The Fund changed its fiscal year-end from September 30 to March 31.

3    The Fund changed its Investment Advisor during this fiscal year.

24   Stagecoach Money Market Funds Prospectus

Financial Highlights

                     See "How to Read the Financial Highlights" on page 43.
--------------------------------------------------------------------------------

============================================================================================================================

============================================================================================================================



----------------------------------------------------------------------------------------------------------------------------
   March 31,      March 31,        March 31,       March 31,      March 31,      March 31,      March 31,         March 31,
    1994            1993             1992            1991           1990           1989           1988              1987
----------------------------------------------------------------------------------------------------------------------------
    $1.00           $1.00           $1.00           $1.00          $1.00          $1.00           $1.00           $1.00
----------------------------------------------------------------------------------------------------------------------------

     0.03            0.03            0.05            0.07           0.08           0.07            0.06            0.06

     0.00            0.00            0.00            0.00           0.00           0.00            0.00            0.00
----------------------------------------------------------------------------------------------------------------------------
     0.03            0.03            0.05            0.07           0.08           0.07            0.06            0.06
----------------------------------------------------------------------------------------------------------------------------


    (0.03)          (0.03)          (0.05)          (0.07)         (0.08)         (0.07)          (0.06)          (0.06)

     0.00            0.00            0.00            0.00           0.00           0.00            0.00            0.00
----------------------------------------------------------------------------------------------------------------------------
    (0.03)          (0.03)          (0.05)          (0.07)         (0.08)         (0.07)          (0.06)          (0.06)
----------------------------------------------------------------------------------------------------------------------------
    $1.00           $1.00           $1.00           $1.00          $1.00          $1.00           $1.00           $1.00
----------------------------------------------------------------------------------------------------------------------------
     2.81%           3.13%           5.03%           7.42%          8.58%          7.63%           6.20%           5.64%
----------------------------------------------------------------------------------------------------------------------------

 $654,950        $614,237        $281,343        $118,623        $98,398        $90,672        $101,066        $134,375
----------------------------------------------------------------------------------------------------------------------------


     0.43%           0.43%           0.45%           0.48%          0.56%          0.63%           0.69%           0.69%

     2.77%           3.04%           4.73%           7.10%          7.73%          7.36%           6.12%           5.50%


     0.90%           0.91%           0.93%           0.94%          0.97%          0.98%           1.05%           0.94%



     2.30%           2.56%           4.25%           6.64%          7.32%          7.01%           5.76%           5.25%
----------------------------------------------------------------------------------------------------------------------------



============================================================================================================================


============================================================================================================================


4    The Fund changed its fiscal year-end from December 31 to September 30.

5    Annualized.

                                   Stagecoach Money Market Funds Prospectus   25

General Investment Risks

--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

o Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

o We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

o You cannot recover through insurance any loss due to investment practices, nor can the Fund, the selling agents or investment advisors "make good" any losses you might have.

o Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

o An investment in a single Fund, by itself, does not constitute a complete investment plan.

o The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt instrument unless it is specifically designed to pay an adjustable rate.

o The Fund's advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

The following types of floating-rate derivative securities are NOT permitted investments in the Funds:

o Capped floaters on which interest is not paid when market rates move above a certain level;


26   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

o Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

o Range floaters on which interest is not paid if market interest rates move outside a specified range;

o Dual index floaters whose interest rate reset provisions are tied to more than one index; and

o Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.


                                   Stagecoach Money Market Funds Prospectus   27

General Investment Risks

--------------------------------------------------------------------------------

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

--------------------------------------------------------------------------------

     Investment Practice/Risk

     The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

     Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional information for additional information about the investment practices and risks particular to each Fund.
--------------------------------------------------------------------------------


28   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

                                                                                 MONEY   CALIFORNIA               NATIONAL
                                                                                 MARKET   TAX FREE   GOVERNMENT   TAX FREE  TREASURY

====================================================================================================================================

INVESTMENT PRACTICE:                                   RISK:
====================================================================================================================================

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted      Interest Rate and            X         X           X           X         X
either on a schedule or when an index or benchmark     Credit Risk
changes.
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements
A transaction in which the seller of a security        Credit and                   X         X           X           X         X
agrees to buy back a security at an agreed upon time   Counter-Party Risk
and price, usually with interest.
------------------------------------------------------------------------------------------------------------------------------------

Other Mutual Funds
The temporary investment in shares of another money    Market Risk                  X         X           X           X         X
market fund. A pro rata portion of the other fund's
expenses, in addition to the expenses paid by the
Fund, will be borne by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------

Foreign Obligations
Dollar-denominated debt obligations of foreign         Information, Liquidity,      X         X                       X         X
branches of U.S. banks or U.S. branches of foreign     Political, Regulatory,
banks.                                                 and Diplomatic Risk
------------------------------------------------------------------------------------------------------------------------------------

Loans of Portfolio Securities
The practice of loaning securities to brokers,         Credit and                                                     X         X
dealers, and financial institutions to increase        Counter-Party Risk
return on those securities. Loans may be made in
accordance with existing investment policies.
------------------------------------------------------------------------------------------------------------------------------------

Borrowing Policies
The ability to borrow an equivalent of 10% (20% for    Counter-Party Risk           X         X           X           X         X
the Treasury Money market) of assets from banks for
temporary purposes to meet shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------

Illiquid Securities
A security that cannot be readily sold, or cannot be   Liquidity Risk               X         X           X           X         X
readily sold without negatively affecting its fair
price. Illiquid securities are limited to 10% of
assets for each Fund.
------------------------------------------------------------------------------------------------------------------------------------



                                   Stagecoach Money Market Funds Prospectus   29

Your Account

--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

o By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

o    Through a brokerage account with an approved selling agent; or

o Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

o    $1,000 per Fund minimum initial investment; or

o    $100 per Fund minimum initial investment if you use the AutoSaver option.

o    $100 per Fund for all investments after your first.

o We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, as "settlement accounts" for certain brokerage accounts or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.


30   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Important Information:

o Read this prospectus carefully. Discuss any questions you have with your Selling Agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800-222-8222.

o We process requests to buy shares each business day. Requests we receive in proper form for the Money Market, Government Money Market and Treasury Money Market Mutual Funds before 12:00 Noon (Pacific Time) generally are processed at 12:00 Noon on the same day.

o Requests we receive in proper form for the California Tax-Free Money Market and National Tax-Free Money Market Mutual Funds before 9:00 AM (Pacific
     Time) generally are processed at 9:00 AM on the same day.

o    Requests we receive in proper form for each Fund before 1:00 PM (Pacific
     Time) in connection with certain automated investment programs are processed at 1:00 PM on the same day.

o Requests we receive after the above-specified times are processed the next business day at the applicable Net Asset Value (NAV).

o As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

o We determine the NAV of each Fund's shares by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. See the Statement of Additional Information for further information.

o You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.

o Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

o On any day the trading markets for both U.S. goverment securities and money market instruments close early, the Funds will close early.

o We reserve the right to cancel any purchase order or delay redemption if your check does not clear.


                                   Stagecoach Money Market Funds Prospectus   31

Your Account

--------------------------------------------------------------------------------

How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
BY MAIL
================================================================================
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------

Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Stagecoach Money Market Mutual Fund, Class A".
--------------------------------------------------------------------------------

You may start your account with $100 if you elect the AutoSaver option on the application.
--------------------------------------------------------------------------------

Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.
--------------------------------------------------------------------------------
Enclose the payment stub/card from your statement if available.
--------------------------------------------------------------------------------

Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


================================================================================
BY WIRE
================================================================================

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------

Mail the completed application.
--------------------------------------------------------------------------------

You may also fax the completed application (with original to follow).
--------------------------------------------------------------------------------

Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
Fax to: 1-415-546-0280
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

Instruct your wiring bank to transmit at least $100 according to the instructions given to the right. Be sure to have the wiring bank include your current account number and the name your account is registered in.
--------------------------------------------------------------------------------

Wire to:
Wells Fargo Bank, N.A.
San Francisco, California

Bank Routing Number
121000248

Wire Purchase Account Number:
4068-000587

Attention:
Stagecoach Funds (Name of Fund and Share Class)

Account Name:
(Registration Name Indicated on Application)
--------------------------------------------------------------------------------


32   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------


================================================================================
BY PHONE
================================================================================
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
--------------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:

o    transfer at least $1,000 from a linked settlement account, or

o exchange at least $1,000 worth of shares from an existing Stagecoach Fund. Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------

Call:
1-800-222-8222
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:

o    transfer at least $100 from a linked settlement account, or

o    exchange at least $100 worth of shares from another Stagecoach Fund.
--------------------------------------------------------------------------------

Call:
1-800-222-8222
--------------------------------------------------------------------------------


Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
BY MAIL
================================================================================
Write a letter stating your account registration, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").
--------------------------------------------------------------------------------
Make sure all the account owners sign the request.
--------------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------
Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


                                   Stagecoach Money Market Funds Prospectus   33

Your Account

--------------------------------------------------------------------------------

================================================================================
BY PHONE
================================================================================

Call Investor Services to request a redemption of at least $100. Be prepared to provide your account number and Tax Identification Number.
--------------------------------------------------------------------------------
Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
--------------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------
Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
--------------------------------------------------------------------------------

Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.
--------------------------------------------------------------------------------
Call:
1-800-222-8222
--------------------------------------------------------------------------------


================================================================================
GENERAL NOTES FOR SELLING SHARES
================================================================================

We process requests to sell shares each business day. Requests we receive in proper form for the Money Market, Government Money Market and Treasury Money Market Mutual Funds before 12:00 Noon (Pacific Time) generally are processed at 12:00 Noon on the same day.
--------------------------------------------------------------------------------

Requests we receive in proper form for the California Tax-Free Money Market and National Tax-Free Money Market Mutual Funds before 9:00 AM (Pacific Time) generally are processed at 9:00 AM on the same day.
--------------------------------------------------------------------------------

Requests we receive in proper form for each Fund before 1:00 PM (Pacific Time) in connection with certain automated investment programs are processed at 1:00 PM on the same day.
--------------------------------------------------------------------------------

Requests we receive after the above-specified times are processed the next business day at the applicable NAV.
--------------------------------------------------------------------------------

If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
--------------------------------------------------------------------------------

We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------

Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


34   Stagecoach Money Market Funds Prospectus

Exchanges

--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o You should carefully read the Prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

o If you exchange between a money market mutual Fund and a Fund with a sales load, you will buy shares at the Public Offering Price (POP) of the new Fund and a sales load may be assessed.

o If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

o Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

o In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

o You may exchange shares of the Funds for class A, B or C shares of a non-money market fund.


                                   Stagecoach Money Market Funds Prospectus   35

Additional Services and Other Information

--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

o AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Stagecoach Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

o Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you :

     o    must have a Fund account valued at $10,000 or more;

     o    must have distributions reinvested; and

     o    may not simultaneously participate in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

o Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

o Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

o Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.


36   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. However, dividends distributed by the California Tax-Free Money Market and National Tax-Free Money Market Mutual Funds which are attributable to the Funds' net interest income from tax-exempt securities will not be subject to federal income tax. A substantial portion of dividends distributed by the California Tax-Free Money Market Mutual Fund to noncorporate shareholders will also be exempt from California income tax.

We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

Government Money Market Mutual Fund--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds on September 6, 1996. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc. Performance information for periods prior to September 6, 1996 reflects the performance of the predecessor Pacifica Fund.


                                   Stagecoach Money Market Funds Prospectus   37

Additional Services and Other Information

--------------------------------------------------------------------------------

National Tax-Free Money Market Mutual Fund--Prior to December 15, 1997, the Fund invested all of its assets in a Master Portfolio with an identical investment objective.

Treasury Money Market Mutual Fund--Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of Stagecoach Funds. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - We mail statements after any dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.


Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by


38   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


                                   Stagecoach Money Market Funds Prospectus   39

Organization and Management of the Funds

--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.

About Stagecoach

Each Fund is one of 32 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

================================================================================
                                  SHAREHOLDERS
================================================================================

================================================================================

                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
      Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------


=======================================================================================================
                                                            TRANSFER AND
    DISTRIBUTOR &               ADMINISTRATOR            DIVIDEND DISBURSING            SHAREHOLDER
  CO-ADMINISTRATOR                                             AGENTS                SERVICING AGENTS
=======================================================================================================

Stephens Inc.                 Wells Fargo Bank         Wells Fargo Bank              Various Agents
111 Center St.                525 Market St.           525 Market St.
Little Rock, AR               San Francisco, CA        San Francisco, CA

Markets the Funds,            Manages the Funds'       Maintains records of          Provide services
distributes shares, and       business activities      shares and supervises         to customers
manages the Funds'                                     the paying of dividends
business activities
-------------------------------------------------------------------------------------------------------


=======================================================================================================
               INVESTMENT ADVISOR                                          CUSTODIAN
=======================================================================================================
Wells Fargo Bank, 525 Market St., San Francisco,       Wells Fargo Bank, 525 Market St., San Francisco,
CA                                                     CA

Manages the Funds' investment activities               Provides safekeeping for the Funds' assets
-------------------------------------------------------------------------------------------------------


================================================================================
                               BOARD OF DIRECTORS
================================================================================
                        Supervises the Funds' activities
--------------------------------------------------------------------------------


40   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended March 31, 1997:

--------------------------------------------------------------------------------
   Money Market Mutual Fund                                             .36%
--------------------------------------------------------------------------------
   California Tax-Free Money Market Mutual Fund                         .24%
--------------------------------------------------------------------------------
   Government Money Market Mutual Fund                                  .21%
--------------------------------------------------------------------------------
   National Tax-Free Money Market Mutual Fund                           .30%
--------------------------------------------------------------------------------
   Treasury Money Market Mutual Fund                                    .17%
--------------------------------------------------------------------------------


The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .04% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .02% of each Fund's assets for its role as co-administrator. Stephens Inc. also receives all distribution plan fees.

Distribution Plan

We have adopted distribution plans for each of the Funds. For the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For the Government Money Market Mutual Fund, National Tax-Free Money Market Mutual Fund and Treasury Money Market Mutual Fund, the plans are used to pay for distribution-related services including ongoing compensation to Selling Agents. The


                                   Stagecoach Money Market Funds Prospectus   41

Organization and Management of the Funds

--------------------------------------------------------------------------------

Funds may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The fees paid under these plans are as follows:

--------------------------------------------------------------------------------
   Money Market Mutual Fund                                           .05%
--------------------------------------------------------------------------------
   California Tax-Free Money Market Mutual Fund                       .05%
--------------------------------------------------------------------------------
   Government Money Market Mutual Fund                                .05%
--------------------------------------------------------------------------------
   National Tax-Free Money Market Mutual Fund                         .05%
--------------------------------------------------------------------------------
   Treasury Money Market Mutual Fund                                  .05%
--------------------------------------------------------------------------------


Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:

--------------------------------------------------------------------------------
   Money Market Mutual Fund                                           .30%
--------------------------------------------------------------------------------
   California Tax-Free Money Market Mutual Fund                       .30%
--------------------------------------------------------------------------------
   Government Money Market Mutual Fund                                .25%
--------------------------------------------------------------------------------
   National Tax-Free Money Market Mutual Fund                         .25%
--------------------------------------------------------------------------------
   Treasury Money Market Mutual Fund                                  .30%
--------------------------------------------------------------------------------


42   Stagecoach Money Market Funds Prospectus

How to Read the Financial Highlights

--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Government Money Market Mutual and the Treasury Money Market Mutual Funds for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding shares for that class. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.


                                   Stagecoach Money Market Funds Prospectus   43

Glossary

--------------------------------------------------------------------------------

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve System which allows banks to process checks, transfer funds and perform other tasks.

Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the Funds are open. The Funds are generally open Monday through Friday and are closed weekends and federal bank holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.


Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.


44   Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Investment-Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds is determined each business day at 12:00 noon and 1:00 PM (Pacific Time). The NAV per share of the California Tax-Free and National Tax-Free Money Market Mutual Funds is determined each business day at 9:00 AM and 1:00 PM (Pacific Time).

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


                                   Stagecoach Money Market Funds Prospectus   45

Glossary

--------------------------------------------------------------------------------

Selling Agent

A person who has an agreement with the Funds' distributor that allows them to sell Fund shares.

Shareholder Servicing Agent


An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.


Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information


A document that supplements the disclosures made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Weighted-Average Maturity


The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


46   Stagecoach Money Market Funds Prospectus

This page intentionally left blank

--------------------------------------------------------------------------------

================================================================================

STAGECOACH FUNDS(R)

You may wish to review the following
documents:


Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional
Information has been filed with the SEC
and is incorporated by reference into this Prospectus and is legally part of this Prospectus.


Annual/Semi-Annual Report
provides certain financial and other
important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


--------------------------------------------------------------------------------

STAGECOACH MONEY MARKET MUTUAL FUNDS:
--------------------------------------------------------------------------------

o    are not insured by the FDIC.


o are not obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank.


o    involve investment risk, including possible loss of principal.


o seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.

--------------------------------------------------------------------------------


[RECYCLE LOGO]
Printed on Recycled Paper

                                                                 SC MM P (12/97)

================================================================================

December 15, 1997

================================================================================

                                                             STAGECOACH FUNDS(R)

Stagecoach
   Tax-Free Income Funds
Prospectus



Arizona Tax-Free Fund         Please read this Prospectus and keep it for future
                              reference. It is designed to provide you with
California Tax-Free           important information and to help you decide if a
Bond Fund                     Fund's goals match your own.

California Tax-Free
Income Fund
                              These securities have not been approved or
National Tax-Free Fund        disapproved by the U.S. Securities and Exchange
                              Commission, any state securities commission or any
                              other regulatory authority, nor have any of these
Oregon Tax-Free Fund          authorities passed upon the accuracy or adequacy
                              of this Prospectus. Any representation to the contrary is a criminal offense.
Short-Term Municipal
Income Fund


Class A, Class B and
Class C

                              Fund shares are NOT deposits or other obligations
Investment Advisor            of, or issued, endorsed or guaranteed by, Wells
and Administrator:            Fargo Bank, N.A. ("Wells Fargo Bank"), or any of
                              its affiliates. Fund shares are NOT insured or
Wells Fargo Bank              guaranteed by the U.S. Government, the Federal
                              Deposit Insurance Corporation ("FDIC"), the
Distributor and               Federal Reserve Board or any other governmental
Co-Administrator:             agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN
                              RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
Stephens Inc.

================================================================================

================================================================================


About This Prospectus

--------------------------------------------------------------------------------

What is a prospectus?


A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?


We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a fund can be found.

                              Important information you should look for:

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective and Investment Policies


                              What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow to find out.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments

                              A summary of the Fund's key permitted investments and practices.

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              What are the key risk factors for this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts


                              Provides additional information about the Fund.


--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand these Funds?


Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Funds is also available on the SEC's website (http://www.sec.gov).

================================================================================

Table of Contents

                              Key Information                                 4

                              Summary of Expenses                             6
--------------------------------------------------------------------------------

The Funds                     Arizona Tax-Free Fund                          10

This section contains         California Tax-Free Bond Fund                  14
important information
about the individual          California Tax-Free Income Fund                20
Funds.
                              National Tax-Free Fund                         24

                              Oregon Tax-Free Fund                           28

                              Short-Term Municipal Income Fund               34

                              General Investment Risks                       37

--------------------------------------------------------------------------------


Your Account                  A Choice of Share Classes                      41

Turn to this section for      Reduced Sales Charges                          44
information on how to
open and maintain             Your Account                                   48
your account, including
how to buy, sell and          How to Buy Shares                              50
exchange Fund shares.
                              Selling Shares                                 51

                              Exchanges                                      53

                              Additional Services and

                                 Other Information                           54

--------------------------------------------------------------------------------

Reference                     Organization and
                                 Management of the Funds                     59
Look here for details
on organization               How to Read the Financial Highlights           63
of the Funds and
term definitions.             Glossary                                       65

Key Information

--------------------------------------------------------------------------------

Summary of the Stagecoach Tax-Free Income Funds


The Funds described in this Prospectus invest primarily in municipal debt securities and seek monthly income free of federal, and in some cases, state income taxes. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

o you are looking for tax-free income or you are in a high-tax bracket and wish to reduce you tax liability;

o    you are looking for monthly income;

o you are looking for more stability of principal than equity funds typically provide; and

o you are willing to accept the risks of income investing, including the risk that share prices may rise and fall.


You should not invest in these Funds if:

o    you are looking for FDIC insurance coverage or guaranteed rates of return;

o    you are unwilling to accept that you may lose money on your investment;


o    you are unwilling to accept the risks of investing in the bond markets;
     or

o    you are seeking aggressive long-term total return.

Who are "We"?


In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?


In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?


In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.


4     Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Tax-Free

Tax-Free Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal and, in some cases, state personal income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

Alternative Minimum Tax

You may be subject to the Alternative Minimum Tax (AMT) on your tax-free distributions. Please check with a tax advisor if you are uncertain as to whether or not this might apply to you.

Key Terms

The term "municipal obligations" is used in this Prospectus to refer to a broad variety of fixed-income and variable-rate securities issued by or on behalf of the states, territories and possessions of the United States. The term "instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificate of Deposit or a Banker's Acceptance.

Dividends

We pay dividends, if any, monthly.


                               Stagecoach Tax-Free Income Funds Prospectus     5

Tax-Free Funds     Summary of Expenses

-----------------------------------------------------------------------

=======================================================================
SHAREHOLDER TRANSACTION EXPENSES
=======================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
-----------------------------------------------------------------------
                                                  Arizona Tax-Free


                                                 ----------------------
                                                 CLASS A    CLASS B
-----------------------------------------------------------------------
Maximum sales charge on a purchase
  (as a percentage of offering price)             4.50%      None
-----------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                                       None       None
-----------------------------------------------------------------------
Maximum sales charge on:
  Redemption during first year                    None       5.00%
  Redemption after first year                     None       4.00%
-----------------------------------------------------------------------
Exchange fees                                     None       None
-----------------------------------------------------------------------

=======================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
=======================================================================
Expenses shown reflect contract amounts and amounts payable by each
Fund. The expenses shown under "Other Expenses" and "Total Fund
Operating Expenses" have been estimated or restated to reflect current fees. Expenses shown "after waivers and reimbursements" reflect voluntary fee waivers and reimbursements that may be discontinued
without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the
National Association of Securities Dealers, Inc.
-----------------------------------------------------------------------
                                                  Arizona Tax-Free


                                                 ----------------------
                                                 CLASS A    CLASS B
-----------------------------------------------------------------------
Rule 12b-1 fee                                    0.05%      0.75%
-----------------------------------------------------------------------
Management fee
  (after waivers)                                 0.00%      0.00%
-----------------------------------------------------------------------
Other expenses
  (after waivers or reimbursements)               0.67%      0.69%
-----------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
  (after waivers or reimbursements)               0.72%      1.44%
-----------------------------------------------------------------------
Management fee
  (before waivers)                                0.50%      0.50%
-----------------------------------------------------------------------
Other expenses
  (before waivers or reimbursements)              1.03%      1.71%
-----------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
  (before waivers or reimbursements)              1.58%      2.96%
-----------------------------------------------------------------------


6     Stagecoach Tax-Free Income Funds Prospectus

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

===========================================================================================================






-----------------------------------------------------------------------------------------------------------
  California Tax-Free Bond    CAL Tax-Free        National Tax-Free            Oregon Tax-Free   Short-Term
                                 Income                                                           Municipal
                                                                                                   Income
-----------------------------------------------------------------------------------------------------------
CLASS A    CLASS B   CLASS C     CLASS A    CLASS A    CLASS B     CLASS C    CLASS A   CLASS B    CLASS A
-----------------------------------------------------------------------------------------------------------

 4.50%      None       None       3.00%      4.50%      3.00%       3.00%      4.50%      None       3.00%
-----------------------------------------------------------------------------------------------------------

 None       None       None       None       None       None        None       None       None       None
-----------------------------------------------------------------------------------------------------------

 None       5.00%      1.00%      None       None       5.00%       1.00%      None       5.00%      None
 None       4.00%      None       None       None       4.00%       None       None       4.00%      None
-----------------------------------------------------------------------------------------------------------
 None       None       None       None       None       None        None       None       None       None
-----------------------------------------------------------------------------------------------------------


===========================================================================================================

===========================================================================================================




-----------------------------------------------------------------------------------------------------------
  California Tax-Free Bond    CAL Tax-Free        National Tax-Free            Oregon Tax-Free   Short-Term
                                 Income                                                           Municipal
                                                                                                   Income
-----------------------------------------------------------------------------------------------------------
CLASS A    CLASS B   CLASS C     CLASS A    CLASS A    CLASS B     CLASS C    CLASS A   CLASS B    CLASS A
-----------------------------------------------------------------------------------------------------------
 0.05%      0.70%      0.75%      0.05%      0.05%      0.75%       0.75%      0.50%      0.75%      0.25%
-----------------------------------------------------------------------------------------------------------

 0.50%      0.50%      0.50%      0.16%      0.50%      0.50%       0.50%      0.00%      0.00%      0.00%
-----------------------------------------------------------------------------------------------------------

 0.19%      0.24%      0.19%      0.53%      0.25%      0.15%       0.15%      0.61%      0.75%      0.15%
-----------------------------------------------------------------------------------------------------------

 0.74%      1.44%      1.44%      0.74%      0.80%      1.40%       1.40%      0.66%      1.50%      0.40%
-----------------------------------------------------------------------------------------------------------

 0.50%      0.50%      0.50%      0.50%      0.50%      0.50%       0.50%      0.50%      0.50%      0.50%
-----------------------------------------------------------------------------------------------------------

 0.53%      0.52%      0.53%      0.63%      0.71%  1   2.49%       0.71%      0.76%      0.90%      0.68%
-----------------------------------------------------------------------------------------------------------

 1.08%      1.72%      1.78%      1.18%      1.26%  1   3.74%       1.96%      1.31%      2.15%      1.43%
-----------------------------------------------------------------------------------------------------------



                               Stagecoach Tax-Free Income Funds Prospectus     7

Tax-Free Funds     Summary of Expenses (continued)

--------------------------------------------------------------------------------

================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the following expenses on a $1,000 investment assuming a
5% annual return and that you redeem your shares at the end of each period.
--------------------------------------------------------------------------------
                                                              Arizona Tax-Free


                                                            --------------------
                                                            CLASS A     CLASS B
--------------------------------------------------------------------------------
1 year                                                         $52         $65
--------------------------------------------------------------------------------
3 YEARS                                                        $67         $76
--------------------------------------------------------------------------------
5 YEARS                                                        $83         $99
--------------------------------------------------------------------------------
10 YEARS                                                      $130        $134
================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the following expenses on a $1,000 investment assuming a
5% annual return and that you do not redeem your shares at the end of each period.
--------------------------------------------------------------------------------
                                                              Arizona Tax-Free


                                                            --------------------
                                                            CLASS A     CLASS B
--------------------------------------------------------------------------------
1 year                                                         $52         $15
--------------------------------------------------------------------------------
3 YEARS                                                        $67         $46
--------------------------------------------------------------------------------
5 YEARS                                                        $83         $79
--------------------------------------------------------------------------------
10 YEARS                                                      $130        $134
--------------------------------------------------------------------------------



8     Stagecoach Tax-Free Income Funds Prospectus

----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

======================================================================================================================
   California Tax-Free Bond      CAL Tax-Free          National Tax-Free               Oregon Tax-Free      Short-Term
                                   Income                                                                   Municipal
                                                                                                              Income
----------------------------------------------------------------------------------------------------------------------
CLASS A    CLASS B     CLASS C     CLASS A      CLASS A     CLASS B     CLASS C      CLASS A     CLASS B      CLASS A
----------------------------------------------------------------------------------------------------------------------
   $52        $65         $25         $37         $53         $69          $24         $51         $65          $34
----------------------------------------------------------------------------------------------------------------------
   $68        $76         $46         $53         $69         $74          $44         $65         $77          $42
----------------------------------------------------------------------------------------------------------------------
   $84        $99         $79         $70         $87         $97          $77         $80        $102          $52
----------------------------------------------------------------------------------------------------------------------
  $133       $135        $172        $119        $140        $136         $168        $124        $135          $79
======================================================================================================================


======================================================================================================================



----------------------------------------------------------------------------------------------------------------------
   California Tax-Free Bond      CAL Tax-Free          National Tax-Free               Oregon Tax-Free      Short-Term
                                   Income                                                                   Municipal
                                                                                                              Income
----------------------------------------------------------------------------------------------------------------------
CLASS A    CLASS B     CLASS C     CLASS A      CLASS A     CLASS B     CLASS C      CLASS A     CLASS B      CLASS A
----------------------------------------------------------------------------------------------------------------------
   $52        $15         $15         $37         $53         $19          $14         $51         $15          $34
----------------------------------------------------------------------------------------------------------------------
   $68        $46         $46         $53         $69         $44          $44         $65         $47          $42
----------------------------------------------------------------------------------------------------------------------
   $84        $79         $79         $70         $87         $77          $77         $80         $82          $52
----------------------------------------------------------------------------------------------------------------------
  $133       $135        $172        $119        $140        $136         $168        $124        $135          $79
----------------------------------------------------------------------------------------------------------------------


                               Stagecoach Tax-Free Income Funds Prospectus     9

Arizona Tax-Free Fund

--------------------------------------------------------------------------------

                              Portfolio Managers: Mary Gail Walton (since 2/97)


                                                  Stephen Galiani (since 12/97)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Arizona Tax-Free Fund seeks to provide investors with income exempt from federal income tax and Arizona personal income tax.

                              Investment Policies


                              We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o at least 80% of our assets in municipal
                                obligations that pay interest exempt from federal income tax;

                              o at least 65% of our assets in municipal
                                obligations that pay interest exempt from Arizona personal income tax;

                              o in municipal obligations rated in the three
                                highest credit categories by nationally
                                recognized credit rating organizations; and

                              o no more than 10% of our assets in municipal
                                obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------


10   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 37 and the specific risks listed below. They are equally important to your investment choice.

                              The Fund is considered non-diversified according to the Investment Company Act of 1940 (the "1940 Act"). The majority of the issuers of the securities in the Fund's portfolio are located within Arizona. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts

                              Distribution income earned may be subject to the federal alternative minimum tax.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                Stagecoach Tax-Free Income Funds Prospectus   11

Arizona Tax-Free Fund    Financial Highlights
See "Historical Fund Information" on page 56.
-----------------------------------------------------------------------------------------------

===============================================================================================
FOR A SHARE OUTSTANDING
===============================================================================================
For the period ended:                                 CLASS A SHARES -- COMMENCED
                                                      ON MARCH 2, 1992
                                                      -----------------------------------------
                                                      Sept. 30,      March 31,    Sept. 30,
                                                        1997(1)       1997(2)       1996(3)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $10.44        $10.45        $10.71
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.24          0.24          0.48
  Net realized and unrealized gain (loss)
  on investments                                         0.42         (0.01)        (0.09)
-----------------------------------------------------------------------------------------------
Total from investment operations                         0.66          0.23          0.39
-----------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.24)        (0.24)        (0.48)
  Distributions from net realized gain                   0.00          0.00         (0.17)
-----------------------------------------------------------------------------------------------
Total from distributions                                (0.24)        (0.24)        (0.65)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.86        $10.44        $10.45
-----------------------------------------------------------------------------------------------
Total return (not annualized)                            6.34%         2.18%         3.60%
-----------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                     $5,603        $5,744        $7,331
-----------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                0.60%         0.60%         0.78%
  Ratio of net investment income to
  average net assets                                     4.42%         4.54%         4.45%
-----------------------------------------------------------------------------------------------
Portfolio turnover                                         72%           77%           42%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses                 2.00%         1.58%         1.46%
-----------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed         3.02%         3.56%         3.77%
  expenses (loss)
-----------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
===============================================================================================
CLASS A SHARES CALENDAR RETURNS                                                      1996
===============================================================================================
Returns for other share classes may vary due to                                      3.44%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-----------------------------------------------------------------------------------------------


1    Unaudited financial statements.

2    The Fund changed its fiscal year-end from September 30 to March 31.

3    The Fund changed Investment Advisor during this fiscal year.


12   Stagecoach Tax-Free Income Funds Prospectus

                                                          See "How to Read the Financial Highlights" on page 63.
----------------------------------------------------------------------------------------------------------------

================================================================================================================

================================================================================================================
                                                                           CLASS B SHARE -- COMMENCED
                                                                           ON SEPTEMBER 6, 1996
----------------------------------------------------------------------------------------------------------------
 Sept. 30,       May 31,        May 31,        May 31,        May 31,      Sept. 30,     March 31,   Sept. 30,
   1995(4)        1995           1994           1993           1992          1997(1)      1997(2)      1996
----------------------------------------------------------------------------------------------------------------
  $10.68         $10.48         $10.64         $10.09         $10.00        $10.07       $10.07       $10.00
----------------------------------------------------------------------------------------------------------------

    0.17           0.51           0.50           0.49           0.09          0.19         0.11         0.01

    0.06           0.23          (0.15)          0.55           0.08          0.41         0.00         0.07
----------------------------------------------------------------------------------------------------------------
    0.23           0.74           0.35           1.04           0.17          0.60         0.11         0.08
----------------------------------------------------------------------------------------------------------------

   (0.20)         (0.53)         (0.50)         (0.49)         (0.08)        (0.19)       (0.11)       (0.01)
    0.00          (0.01)         (0.01)          0.00           0.00          0.00         0.00         0.00
----------------------------------------------------------------------------------------------------------------
   (0.20)         (0.54)         (0.51)         (0.49)         (0.08)        (0.19)       (0.01)       (0.01)
----------------------------------------------------------------------------------------------------------------
  $10.71         $10.68         $10.48         $10.64         $10.09        $10.48       $10.07       $10.07
----------------------------------------------------------------------------------------------------------------
  6.55%(5)         7.35%          3.28%         10.50%        7.02%(5)        6.00%        1.09%        0.76%
----------------------------------------------------------------------------------------------------------------

 $24,622        $24,581        $25,153        $22,430         $4,690          $916         $182          $20
----------------------------------------------------------------------------------------------------------------

    0.45%          0.40%          0.31%          0.20%          0.68%         1.30%        1.30%        1.16%

    4.73%          4.89%          4.72%          4.98%          4.32%         3.54%        3.83%        3.59%
----------------------------------------------------------------------------------------------------------------
      62%            14%            28%             4%             0%           72%          77%          42%
----------------------------------------------------------------------------------------------------------------

    1.35%          1.13%          1.00%          1.18%          2.08%         4.95%        2.96%        1.81%
----------------------------------------------------------------------------------------------------------------

    3.83%          4.16%          4.03%          4.00%          2.92%        (0.11)%       2.17%        2.94%

----------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
================================================================================================================
    1995           1994           1993
================================================================================================================
   13.69%         -3.30%         10.55%




----------------------------------------------------------------------------------------------------------------


 4    The Fund changed its fiscal year-end from May 31 to September 30.

 5    Annualized.


                                  Stagecoach Tax-Free Income Funds Prospectus 13

California Tax-Free Bond Fund

--------------------------------------------------------------------------------

                              Portfolio Managers:   David Klug (since 1/92)
                                                    Laura Milner (since 9/96)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The California Tax-Free Bond Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital, by investing in medium- to long-term investment-grade municipal securities.

                              Investment Policies

                              We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o at least 80% of our assets in municipal
                                obligations that pay interest exempt from federal income tax;

                              o at least 65% of our assets in municipal
                                obligations that pay interest exempt from California personal income tax;

                              o in municipal obligations rated in the three
                                highest credit categories by nationally
                                recognized credit rating organizations; or

                              o in municipal obligations rated in the fourth
                                highest category if enough suitable investments in the three highest categories cannot be found.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


14   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 37 and the specific risks listed below. They are equally important to your investment decision.

                              The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts

                              Distribution income earned may be subject to the federal alternative minimum tax.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                Stagecoach Tax-Free Income Funds Prospectus   15

California Tax-Free Bond Fund    Financial Highlights
See "Historical Fund Information" on page 56.
--------------------------------------------------------------------------------------------------

==================================================================================================
FOR A SHARE OUTSTANDING
==================================================================================================
For the period ended:                                   CLASS A SHARES -- COMMENCED
                                                        ON OCTOBER 6, 1988
                                                        ------------------------------------------
                                                        June 30,       Dec. 31,        Dec. 31,
                                                         1997(1)         1996            1995
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $10.49          $10.84          $10.20
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.26            0.54            0.60
  Net realized and unrealized gain (loss)
  on investments                                          0.05           (0.12)           1.03
--------------------------------------------------------------------------------------------------
Total from investment operations                          0.31            0.42            1.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                   (0.26)          (0.54)          (0.60)
  Distributions from net realized gain                    0.00           (0.23)          (0.39)
--------------------------------------------------------------------------------------------------
Total from distributions                                  0.26           (0.77)          (0.99)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                          $10.54          $10.49          $10.84
--------------------------------------------------------------------------------------------------
Total return (not annualized)                             3.02%           4.03%          16.38%
--------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                    $223,651        $239,703        $268,352
--------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                 0.73%           0.71%           0.58%
  Ratio of net investment income to
  average net assets                                      5.05%           5.08%           5.59%
--------------------------------------------------------------------------------------------------
Portfolio turnover                                           1%             19%             38%
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                     0.85%           0.82%           0.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed          4.93%           4.97%           5.39%
  expenses
--------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
==================================================================================================
CLASS A SHARES CALENDAR-YEAR RETURNS                                      1996            1995
==================================================================================================
Returns for other share classes may vary due to                           4.03%          16.38%
different fees and expenses. These returns
reflect fee waivers and reimbursement, do not
reflect sales loads and are not a guarantee of
future performance.
--------------------------------------------------------------------------------------------------


1    Unaudited financial statements.

2    The Fund sold no securities during this period.


16   Stagecoach Tax-Free Income Funds Prospectus

                                                    See "How to Read the Financial Highlights" on page 63.
----------------------------------------------------------------------------------------------------------

==========================================================================================================

==========================================================================================================

----------------------------------------------------------------------------------------------------------
 Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,       Dec. 31,
   1994            1993            1992            1991            1990            1989           1988
----------------------------------------------------------------------------------------------------------
  $11.47          $10.92          $10.73          $10.27          $10.35          $10.03         $10.00
----------------------------------------------------------------------------------------------------------

    0.64            0.63            0.68            0.69            0.71            0.72           0.21

   (1.13)           0.75            0.26            0.46           (0.08)           0.32           0.03
----------------------------------------------------------------------------------------------------------
   (0.49)           1.38            0.94            1.15            0.63            1.04           0.24
----------------------------------------------------------------------------------------------------------

   (0.64)          (0.63)          (0.68)          (0.69)          (0.71)          (0.72)         (0.21)
   (0.14)          (0.20)          (0.07)           0.00            0.00            0.00           0.00
----------------------------------------------------------------------------------------------------------
   (0.78)          (0.83)          (0.75)          (0.69)          (0.71)          (0.72)         (0.21)
----------------------------------------------------------------------------------------------------------
  $10.20          $11.47          $10.92          $10.73          $10.27          $10.35         $10.03
----------------------------------------------------------------------------------------------------------
   (4.32)%         12.98%           9.01%          11.62%           6.48%          10.73%          2.44%
----------------------------------------------------------------------------------------------------------

$273,105        $361,779        $375,376        $332,845        $201,138         $70,412        $10,577
----------------------------------------------------------------------------------------------------------

    0.50%           0.69%           0.50%           0.45%           0.29%           0.30%          0.08%

    5.87%           5.54%           6.24%           6.56%           6.97%           6.85%          6.61%
----------------------------------------------------------------------------------------------------------
       4%             10%             24%              8%             35%             26%           N/A(2)
----------------------------------------------------------------------------------------------------------

    0.95%           0.85%           0.85%           0.87%           0.95%           1.18%          4.07%
----------------------------------------------------------------------------------------------------------

    5.42%           5.38%           5.89%           6.14%           6.31%            N/A            N/A

----------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
==========================================================================================================
    1994            1993            1992            1991            1990            1989
==========================================================================================================
   -4.32%          12.98%           9.01%          11.62%           6.48%          10.73%




----------------------------------------------------------------------------------------------------------



                                  Stagecoach Tax-Free Income Funds Prospectus 17

California Tax-Free Bond Fund    Financial Highlights
See "Historical Fund Information" on page 56.
--------------------------------------------------------------------------------

================================================================================
FOR A SHARE OUTSTANDING
================================================================================
For the period ended:                              CLASS C SHARES -- COMMENCED
                                                   ON JULY 1, 1993
--------------------------------------------------------------------------------
                                                       June 30,     Dec. 31,
                                                        1997(1)       1996
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $13.70        $14.16
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.29          0.60
  Net realized and unrealized gain (loss)
  on investments                                         0.06         (0.16)
--------------------------------------------------------------------------------
Total from investment operations                         0.35          0.44
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.29)        (0.60)
  Distributions from net realized gain                   0.00         (0.30)
--------------------------------------------------------------------------------
Total from distributions                                (0.29)        (0.90)
--------------------------------------------------------------------------------
Net asset value, end of period                         $13.76        $13.70
--------------------------------------------------------------------------------
Total return (not annualized)                            2.56%         3.24%
--------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                     $5,724        $6,506
--------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                1.47%         1.46%
  Ratio of net investment income to
  average net assets                                     4.30%         4.33%
--------------------------------------------------------------------------------
Portfolio turnover                                          1%           19%
--------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                    1.63%         1.59%
--------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed         4.14%         4.20%
  expenses
--------------------------------------------------------------------------------


1    Unaudited financial statements.


18   Stagecoach Tax-Free Income Funds Prospectus

                              See "How to Read the Financial Highlights" on page 63.
------------------------------------------------------------------------------------

====================================================================================

====================================================================================
                                          CLASS B SHARES -- COMMENCED
                                          ON JANUARY 1, 1995
------------------------------------------------------------------------------------
  Dec. 31,      Dec. 31,      Dec. 31,      March 31,      Sept. 30,      Dec. 31,
    1995          1994          1993          1997           1996           1995
------------------------------------------------------------------------------------
   $13.32        $14.98        $15.00        $10.98         $11.26         $10.00
------------------------------------------------------------------------------------

     0.68          0.73          0.34          0.24           0.35           0.48

     1.35         (1.47)         0.24         (0.05)         (0.28)          1.26
------------------------------------------------------------------------------------
     2.03         (0.74)         0.58          0.19           0.07           1.74
------------------------------------------------------------------------------------

    (0.68)        (0.73)        (0.34)        (0.24)         (0.35)         (0.48)
    (0.51)        (0.19)        (0.26)         0.00           0.00           0.00
------------------------------------------------------------------------------------
    (1.19)        (0.92)        (0.60)        (0.24)         (0.35)         (0.48)
------------------------------------------------------------------------------------
   $14.16        $13.32        $14.98        $10.93         $10.98         $11.26
------------------------------------------------------------------------------------
    15.58%         5.00%         3.92%         1.76%          0.73%         17.72%
------------------------------------------------------------------------------------

   $7,063        $7,346        $7,641       $47,170        $40,099        $26,916
------------------------------------------------------------------------------------

     1.30%         1.20%         1.32%         1.32%          1.35%          1.32%

     4.87%         5.15%         4.50%         4.41%          4.32%          4.31%
------------------------------------------------------------------------------------
       38%            4%           10%            4%            22%             9%
------------------------------------------------------------------------------------

     1.57%         1.82%         1.61%         1.72%          1.73%          1.72%
------------------------------------------------------------------------------------

     4.60%         4.53%         4.21%         4.01%          3.94%          3.91%

------------------------------------------------------------------------------------



                                Stagecoach Tax-Free Income Funds Prospectus   19

California Tax-Free Income Fund

--------------------------------------------------------------------------------

                              Portfolio Managers: Laura Milner (since 11/92)


                                                  David Klug (since 12/97)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective


                              The California Tax-Free Income Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital.


                              Investment Policies

                              We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we primarily buy securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (medium-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase. Under normal market conditions, the average expected duration of the Fund's portfolio securities will be from 1 to 5 years.

--------------------------------------------------------------------------------

[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o at least 80% of our assets in municipal
                                obligations that pay interest exempt from federal income tax;

                              o at least 65% of our assets in municipal
                                obligations that pay interest exempt from California personal income tax;

                              o in municipal obligations rated in the three
                                highest credit categories by nationally
                                recognized credit rating organizations; or

                              o in municipal obligations rated in the fourth
                                highest category if enough suitable investments in the three highest categories cannot be found.


20   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 37 and the specific risks listed below. They are equally important to your investment choice.

                              The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts

                              Distribution income earned may be subject to the federal alternative minimum tax.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                Stagecoach Tax-Free Income Funds Prospectus   21

California Tax-Free Income Fund    Financial Highlights


---------------------------------------------------------------------------------

=================================================================================
FOR A SHARE OUTSTANDING
=================================================================================
For the period ended:                               CLASS A SHARES -- COMMENCED
                                                    ON NOVEMBER 18, 1992
                                                    -----------------------------
                                                      Sept. 30,       March 31,
                                                        1997(1)        1997(2)
---------------------------------------------------------------------------------
Net asset value, beginning of period                   $10.27         $10.26
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.20           0.19
  Net realized and unrealized gain (loss)
  on investments                                         0.18           0.01
---------------------------------------------------------------------------------
Total from investment operations                         0.38           0.20
---------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.20)         (0.19)
  Distributions from net realized gain                   0.00           0.00
---------------------------------------------------------------------------------
Total from distributions                                (0.20)         (0.19)
---------------------------------------------------------------------------------
Net asset value, end of period                         $10.45         $10.27
---------------------------------------------------------------------------------
Total return (not annualized)                            3.71%          1.97%
---------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                    $69,121        $67,647
---------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                0.65%          0.65%
  Ratio of net investment income to
  average net assets                                     3.79%          3.73%
---------------------------------------------------------------------------------
Portfolio turnover                                         32%            14%
---------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                    1.30%          1.18%
---------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed         3.14%          3.20%
  expenses
---------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=================================================================================
CLASS A SHARES CALENDAR-YEAR RETURNS
=================================================================================
Returns for other share classes may vary due to
different fees and expenses. These returns
reflect fee waivers and reinbursements, do not
reflect sales loads and are not a guarantee of
future performance.
---------------------------------------------------------------------------------


1    Unaudited financial statements.

2    The Fund changed its fiscal year-end from September 30 to March 31.

3    The Fund changed its fiscal year-end from December 31 to September 30.


22   Stagecoach Tax-Free Income Funds Prospectus

                    See "How to Read the Financial Highlights" on page 63.

--------------------------------------------------------------------------

==========================================================================

==========================================================================


--------------------------------------------------------------------------
   Sept. 30,       Dec. 31,      Dec. 31,       Dec. 31,       Dec. 31,
     1996(3)         1995          1994           1993           1992
--------------------------------------------------------------------------
    $10.35          $9.84         $10.36         $10.05         $10.00
--------------------------------------------------------------------------

      0.29           0.38           0.40           0.39           0.02

     (0.09)          0.51          (0.52)          0.31           0.05
--------------------------------------------------------------------------
      0.20           0.89          (0.12)          0.70           0.07
--------------------------------------------------------------------------

     (0.29)         (0.38)         (0.40)         (0.39)         (0.02)
      0.00           0.00           0.00           0.00           0.00
--------------------------------------------------------------------------
     (0.29)         (0.38)         (0.40)         (0.39)         (0.02)
--------------------------------------------------------------------------
    $10.26         $10.35          $9.84         $10.36         $10.05
--------------------------------------------------------------------------
      2.01%          9.14%         (1.10)%         7.10%          0.84%
--------------------------------------------------------------------------

   $82,359        $77,965        $48,998        $52,873         $7,821
--------------------------------------------------------------------------

      0.65%          0.65%          0.16%          0.34%          0.00%

      3.83%          3.70%          4.03%          3.74%          3.56%
--------------------------------------------------------------------------
        48%            31%            33%            11%             0%
--------------------------------------------------------------------------

      1.14%          1.22%          1.21%          1.23%          1.55%
--------------------------------------------------------------------------

      3.34%          3.13%          2.98%          2.85%          2.01%

--------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
==========================================================================
      1996           1995           1994           1993
==========================================================================
      3.85%          9.14%         -1.10%          7.10%




--------------------------------------------------------------------------



                          Stagecoach Tax-Free Income Funds Prospectus   23

National Tax-Free Fund

--------------------------------------------------------------------------------


                              Portfolio Managers: Stephen Galiani (since 12/97)



                                                  Mary Gail Walton (since 2/97)


--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The National Tax-Free Fund seeks to provide investors with income exempt from federal income tax.

                              Investment Policies

                              We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions, including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

--------------------------------------------------------------------------------

[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o at least 80% of our assets in municipal
                                obligations that pay interest exempt from federal income tax;

                              o in municipal obligations rated in the three
                                highest credit categories by nationally
                                recognized credit rating organizations; or

                              o in municipal obligations rated in the fourth
                                highest category if enough suitable investments in the three highest categories cannot be found.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


24   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 37 and the specific risks listed below. The are equally important to your investment choice.

                              The Fund is considered non-diversified according to the 1940 Act. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts

                              Distribution income earned may be subject to the federal alternative minimum tax.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                Stagecoach Tax-Free Income Funds Prospectus   25

National Tax-Free Fund      Financial Highlights

See "Historical Fund Information" on page 56.

-------------------------------------------------------------------------------------------

===========================================================================================
FOR A SHARE OUTSTANDING
===========================================================================================
For the period ended:                                 CLASS A SHARES -- COMMENCED
                                                      ON JANUARY 15, 1993
                                                      -------------------------------------
                                                      Sept. 30,     March 31,     Sept. 30,
                                                       1997(1)       1997(2)       1996(3)
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $15.17        $15.24        $15.34
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.38          0.37          0.72
  Net realized and unrealized gain (loss)
    on investments                                       0.60         (0.07)        (0.10)
-------------------------------------------------------------------------------------------
Total from investment operations                         0.98          0.30          0.62
-------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.38)        (0.37)        (0.72)
  Distributions from net realized gain                   0.00          0.00          0.00
-------------------------------------------------------------------------------------------
Total from distributions                                (0.38)        (0.37)        (0.72)
-------------------------------------------------------------------------------------------
Net asset value, end of period                         $15.77        $15.17        $15.24
-------------------------------------------------------------------------------------------
Total return (not annualized)                            6.51%         1.95%         4.03%
-------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                     $4,687        $4,526        $4,827
-------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                0.35%         0.35%         0.42%
  Ratio of net investment income to
    average net assets                                   4.85%         4.81%         4.69%
-------------------------------------------------------------------------------------------
Portfolio turnover                                         34%           86%           73%
-------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                    2.92%         2.11%         1.42%
-------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed         2.28%         3.05%         3.69%
  expenses (loss)
-------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
===========================================================================================
CLASS A SHARES CALENDAR-YEAR RETURNS                                                 1996
===========================================================================================
Returns for other share classes may vary due to                                      4.23%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-------------------------------------------------------------------------------------------


1    Unaudited financial statements.

2    The Fund changed its fiscal year-end from September 30 to March 31.

3    The Fund changed Investment Advisors during this fiscal year.

26     Stagecoach Tax-Free Income Funds Prospectus

                                             See "How to Read the Financial Highlights" on page 63.

---------------------------------------------------------------------------------------------------

===================================================================================================

===============================================================  ==================================
                                                                 CLASS B SHARES -- COMMENCED
                                                                 ON SEPTEMBER 6, 1996
---------------------------------------------------------------  ----------------------------------
Sept. 30,           May 31,        May 31,       May 31,         Sept. 30,    March 31,   Sept. 30,
1995(3, 4)          1995           1994          1993(3)          1997(1)      1997(2)       1996
---------------------------------------------------------------  ----------------------------------
  $15.28            $14.98         $15.17         $15.00           $10.01       $10.06      $10.00
---------------------------------------------------------------  ----------------------------------

    0.24              0.68           0.64           0.17             0.21         0.06        0.00

    0.08              0.32          (0.17)          0.15             0.39        (0.05)       0.06
---------------------------------------------------------------  ----------------------------------
    0.32              1.00           0.47           0.32             0.60         0.01        0.06
---------------------------------------------------------------  ----------------------------------

   (0.26)            (0.70)         (0.64)         (0.15)           (0.21)       (0.06)       0.00
    0.00              0.00          (0.02)          0.00             0.00         0.00        0.00
---------------------------------------------------------------  ----------------------------------
   (0.26)            (0.70)         (0.66)         (0.15)           (0.21)       (0.06)       0.00
---------------------------------------------------------------  ----------------------------------
  $15.34            $15.28         $14.98         $15.17           $10.40       $10.01      $10.06
---------------------------------------------------------------  ----------------------------------
    6.53%(5)          6.97%          3.07%          5.65%(5)         6.03%        0.10%       0.60%
---------------------------------------------------------------  ----------------------------------

 $14,305           $14,458        $13,600         $7,457             $443         $119          $0
---------------------------------------------------------------  ----------------------------------

    0.35%             0.35%          0.27%          0.25%            1.10%        1.10%       0.00%

    4.65%             4.59%          4.29%          3.88%            3.89%        3.80%       1.83%
---------------------------------------------------------------  ----------------------------------
      86%               23%            19%            18%              34%          86%         73%
---------------------------------------------------------------  ----------------------------------

    1.85%             1.51%          1.58%          1.99%           14.84%       13.74%       0.00%
---------------------------------------------------------------  ----------------------------------

    3.15%             3.43%          2.99%          2.14%           (9.85)%      (8.84)%      1.83%

---------------------------------------------------------------  ----------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
===================================================================================================
   1995              1994           1993
===================================================================================================
   14.53%            -4.33%          3.27%




---------------------------------------------------------------------------------------------------



4    The Fund changed its fiscal year-end from May 31 to September 30.

5    Annualized.

                              Stagecoach Tax-Free Income Funds Prospectus     27

Oregon Tax-Free Fund

--------------------------------------------------------------------------------


                              Portfolio Managers: Stephen Galiani (since 12/97)



                                                  Mary Gail Walton (since 12/97)


--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Oregon Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income tax and Oregon personal income tax.

                              Investment Policies

                              We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

--------------------------------------------------------------------------------

[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

                              o at least 65% of our assets in municipal obligations that pay interest exempt from Oregon personal income tax;

                              o in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; or

                              o in municipal obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.


28     Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 37 and the specific risks listed below. They are equally important to your investment choice.

                              The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Oregon. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio. Distribution income earned may be subject to the federal alternative minimum tax.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts

                              Distribution income earned may be subject to the federal alternative minimum tax.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                              Stagecoach Tax-Free Income Funds Prospectus     29

Oregon Tax-Free Fund     Financial Highlights
See "Historical Fund Information" on page 56.

--------------------------------------------------------------------------------------------

============================================================================================
FOR A SHARE OUTSTANDING
============================================================================================
For the period ended:                                CLASS A SHARES -- COMMENCED
                                                     ON JUNE 1, 1988
                                                     ---------------------------------------
                                                     Sept. 30,      March 31,      Sept. 30,
                                                      1997(1)        1997(2)        1996(3)
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $16.29         $16.42         $16.38
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.39           0.37           0.79
  Net realized and unrealized gain (loss)
    on investments                                       0.64          (0.10)          0.04
--------------------------------------------------------------------------------------------
Total from investment operations                         1.03           0.27           0.83
--------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.39)         (0.37)         (0.79)
  Distributions from net realized gain                   0.00          (0.03)          0.00
--------------------------------------------------------------------------------------------
Total from distributions                                (0.39)         (0.40)         (0.79)
--------------------------------------------------------------------------------------------
Net asset value, end of period                         $16.93         $16.29         $16.42
--------------------------------------------------------------------------------------------
Total return (not annualized)                            6.35%          1.65%          5.03%
--------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                    $28,350        $30,635        $33,676
--------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                0.60%          0.60%          0.85%
  Ratio of net investment income to
    average net assets                                   4.62%          4.52%          4.87%
--------------------------------------------------------------------------------------------
Portfolio turnover                                         30%            90%            27%
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                    1.43%          1.31%          1.15%
--------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed         3.79%          3.81%          4.57%
  expenses
--------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
============================================================================================
CLASS A SHARES CALENDAR-YEAR RETURNS                                    1996          1995
============================================================================================
Returns for other share classes may vary due to                         3.30%         15.84%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
--------------------------------------------------------------------------------------------


1    Unaudited financial statements.

2    The Fund changed its fiscal year-end from September 30 to March 31.

3    The Fund changed Investment Advisors.


30     Stagecoach Tax-Free Income Funds Prospectus

                                                             See "How to Read the Financial Highlights" on page 63.

-------------------------------------------------------------------------------------------------------------------

===================================================================================================================

===================================================================================================================


-------------------------------------------------------------------------------------------------------------------
Sept. 30,          May 31,        May 31,        May 31,        May 31,        May 31,        May 31,       May 31,
 1995(4)            1995           1994           1993           1992            1991           1990          1989
-------------------------------------------------------------------------------------------------------------------
  $16.47            $16.17         $16.79         $16.07         $15.74         $15.27         $15.35        $15.00
-------------------------------------------------------------------------------------------------------------------

    0.28              0.82           0.84           0.86           0.91           0.94           0.93          0.93

   (0.08)             0.39          (0.43)          0.76           0.38           0.47          (0.06)         0.31
-------------------------------------------------------------------------------------------------------------------
    0.20              1.21           0.41           1.62           1.29           1.41           0.87          1.24
-------------------------------------------------------------------------------------------------------------------

   (0.29)            (0.87)         (0.82)         (0.86)         (0.92)         (0.94)         (0.93)        (0.89)
    0.00             (0.04)         (0.21)         (0.04)         (0.04)          0.00          (0.02)         0.00
-------------------------------------------------------------------------------------------------------------------
   (0.29)            (0.91)         (1.03)         (0.90)         (0.96)         (0.94)         (0.95)        (0.89)
-------------------------------------------------------------------------------------------------------------------
  $16.38            $16.47         $16.17         $16.79         $16.07         $15.74         $15.27        $15.35
-------------------------------------------------------------------------------------------------------------------
    3.67%(5)          7.92%          2.33%         10.36%          8.45%          9.58%          5.80%         8.55%
-------------------------------------------------------------------------------------------------------------------

 $50,077           $52,245        $53,846        $45,435        $25,002        $14,607         $7,550        $3,175
-------------------------------------------------------------------------------------------------------------------

    0.70%             0.70%          0.62%          0.60%          0.60%          0.55%          0.50%         0.50%

    5.01%             5.19%          4.90%          5.34%          5.81%          6.27%          6.26%         6.64%
-------------------------------------------------------------------------------------------------------------------
      57%               15%            22%             6%            17%            23%            94%            9%
-------------------------------------------------------------------------------------------------------------------

    1.01%             0.90%          0.84%          0.91%          0.98%          1.03%          1.35%         3.29%
-------------------------------------------------------------------------------------------------------------------

    4.70%             4.99%          4.68%          5.03%          5.43%          5.79%          5.41%         3.85%

-------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
===================================================================================================================
    1994             1993           1992           1991            1990          1989
===================================================================================================================
   -6.49%            12.38%          8.03%         10.57%          6.02%          8.25%




-------------------------------------------------------------------------------------------------------------------


4    The Fund changed its fiscal year-end from May 31 to September 30.

5    Annualized.

                              Stagecoach Tax-Free Income Funds Prospectus     31

Oregon Tax-Free Fund     Financial Highlights

See "Historical Fund Information" on page 56.                  See "How to Read the Financial Highlights" on page 63.

---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
FOR A SHARE OUTSTANDING
=====================================================================================================================
For the period ended:                                             CLASS B SHARES -- COMMENCED
                                                                  ON SEPTEMBER 6, 1996
                                                                  ---------------------------------------------------
                                                                  Sept. 30,            March 31,            Sept. 30,
                                                                   1997(1)              1997(2)               1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00               $10.07               $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.20                 0.17                 0.00
  Net realized and unrealized gain (loss)
    on investments                                                   0.37                (0.05)                0.07
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.57                 0.12                 0.07
---------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.20)               (0.17)                0.00
  Distributions from net realized gain                               0.00                (0.02)                0.00
---------------------------------------------------------------------------------------------------------------------
Total from distributions                                            (0.20)               (0.19)                0.00
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $10.37               $10.00               $10.07
---------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                                        5.74%                1.17%                0.70%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                   $595                 $287                   $0
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                            1.28%                1.30%                0.00%
  Ratio of net investment income to
    average net assets                                               3.82%                3.23%                1.83%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     30%                  90%                  27%
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                                2.98%                2.15%                0.00%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed                     2.12%                2.38%                1.83%
  expenses
---------------------------------------------------------------------------------------------------------------------


1    Unaudited financial statements.

2    The Fund changed its fiscal year-end from September 30 to March 31.


32     Stagecoach Tax-Free Income Funds Prospectus

This page intentionally left blank

--------------------------------------------------------------------------------

Short-Term Municipal Income Fund

--------------------------------------------------------------------------------

                              Portfolio Managers: Laura Milner (since 5/94)

                                                  Mary Gail Walton (since 12/97)



--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Short-Term Municipal Income Fund seeks to provide investors with a high level of income exempt from federal income taxes, while managing principal volatility.

                              Investment Policies

                              We actively manage a portfolio of municipal obligations. We pay careful attention to the portfolio's sensitivity to interest rate changes and may increase or decrease weighted average maturity accordingly. We may invest in municipal obligations with final maturity of up to 5 years, or in variable rate securities with less than 5 years remaining until the next interest rate readjustment or the return of principal. Under normal market conditions, however, we will maintain the portfolio's weighted average maturity between 90 days and 2 years. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

--------------------------------------------------------------------------------

[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

                              o in municipal obligations rated in the four highest credit categories by nationally recognized rating organizations; or

                              o up to 20% of our assets temporarily in certain taxable investments such as U.S. Government obligations and short-term taxable money market instruments.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


34     Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 37 and the specific risks listed below. They are equally important to your investment choice.

                              The Fund is considered non-diversified according to the 1940 Act. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio. Up to 25% or more of our assets in municipal obligations may be related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts


                              The Fund is offered in a single class of shares that are referred to herein as the "Class A Shares." Distribution income earned may be subject to the federal alternative minimum tax.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                              Stagecoach Tax-Free Income Funds Prospectus     35

Short-Term Municipal     Financial Highlights
Income Fund

See "Historical Fund Information" on page 56.    See "How to Read the Financial Highlights" on page 63.

-------------------------------------------------------------------------------------------------------

=======================================================================================================
FOR A SHARE OUTSTANDING
=======================================================================================================
For the period ended:                             CLASS A SHARE -- COMMENCED
                                                  ON JUNE 3, 1994
                                                  -----------------------------------------------------
                                                  June 30,        Dec. 31,       Dec. 31,      Dec. 31,
                                                  1997(1)          1996           1995           1994
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $4.97          $4.99          $4.92          $5.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.10           0.20           0.22           0.09
  Net realized and unrealized gain
    (loss) on investments                            0.00          (0.02)          0.07          (0.08)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     0.10           0.18           0.29           0.01
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income              (0.10)         (0.20)         (0.22)         (0.09)
  Distributions from net realized gain               0.00           0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------
Total from distributions:                           (0.10)         (0.20)         (0.22)         (0.09)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.97          $4.97          $4.99          $4.92
-------------------------------------------------------------------------------------------------------
Total return (not annualized)                        1.95%          3.62%          6.10%          0.13%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                $21,501        $26,714        $16,486        $11,778
  Number of shares outstanding,
    end of period (000)                             4,328          5,373          3,302          2,392
-------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets(2)         0.39%          0.40%          0.38%          0.27%
  Ratio of net investment income
    to average net assets(2)                         3.89%          3.95%          4.39%          3.67%
-------------------------------------------------------------------------------------------------------
Portfolio turnover(3)                                  19%            47%            46%             8%
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees and                    1.48%          1.43%          1.97%          1.98%
  reimbursed expenses2
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to waived                 2.80%          2.92%          2.80%          1.96%
  fees and reimbursed expenses(2)
-------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=======================================================================================================
CLASS A SHARES CALENDAR-YEAR RETURNS                                1996           1995
=======================================================================================================
These returns reflect fee waivers and                               3.62%          6.10%
reimbursements, do not reflect sales loads and
are not a guarantee of future performance.
-------------------------------------------------------------------------------------------------------


1    Unaudited financial statements.

2 This ratio includes income and expenses charged to the Short-Term Municipal Income Master Portfolio.

3 The portfolio turnover shown in the Table is for the Short-Term Municipal Income Master Portfolio.


36     Stagecoach Tax-Free Income Funds Prospectus

General Investment Risks

--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

o Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

o    We cannot guarantee that we will meet our investment objectives.

o We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.

o Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.

o Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.


o An investment in a single Fund, by itself, does not constitute a complete investment plan.


The Funds invest in securities that involve particular kinds of risk.


o The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.


o The Funds invest in debt instruments, such as notes and bonds, that are subject to interest rate risk. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.


o The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government


                                Stagecoach Tax-Free Income Funds Prospectus   37

General Investment Risks

--------------------------------------------------------------------------------

     obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.


o Each Fund may continue to hold debt-instruments that cease to be rated by a nationally recognized rating organization or whose ratings fall below the levels generally permitted for such Fund, provided Wells Fargo deems the instrument to be of comparable quality to rated or higher-rated instruments. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment grade bonds.


o The Funds may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.


Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk-- The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.


38   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Investment Practice/Risk

     The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.


     Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.


     Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.


     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional discussion information about the investment practices and risks particular to each Fund.


                                Stagecoach Tax-Free Income Funds Prospectus   39

--------------------------------------------------------------------------------


                                                                                CA           CA                              SHORT
                                                                  ARIZONA    TAX-FREE     TAX-FREE    NATIONAL   OREGON       TERM
                                                                  TAX-FREE     BOND        INCOME     TAX-FREE  TAX-FREE    MUNI INC

====================================================================================================================================

INVESTMENT PRACTICE:                    RISK:
====================================================================================================================================

Floating and Variable Rate Debt
Instruments with interest rates         Interest Rate and            X           X           X           X         X          X
that are adjusted either on a           Credit Risk
schedule or when an index or
benchmark changes.
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements
A transaction in which the seller       Credit and                   X           X           X           X         X          X
of a security agrees to buy back        Counter-Party Risk
a security at an agreed upon time
and price, usually with interest.
------------------------------------------------------------------------------------------------------------------------------------

Other Mutual Funds
The temporary investment in shares      Market Risk                  X           X           X           X         X          X
of another mutual fund. A pro rata
portion of the other fund's expenses,
in addition to the expenses paid by
the Fund, will be borne by Fund
shareholders.
------------------------------------------------------------------------------------------------------------------------------------

Forward Commitments
When-Issued Securities and Delayed      Interest Rate, Credit        X           X           X           X         X          X
Delivery Transactions--Securities       and Experience Risk
bought or sold for delivery at a
later date or bought or sold for a
fixed price at a fixed date.
------------------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities
Securities consisting of undivided      Interest Rate, Credit,       X           X           X           X         X          X
fractional interests in pools of        Experience and
consumer loans, such as car loans       Extension Risk
or credit card debt, or receivables
held in trust.
------------------------------------------------------------------------------------------------------------------------------------

Illiquid Securities
A security that cannot be readily       Liquidity Risk               X           X           X           X         X          X
sold or cannot be readily sold
without negatively affecting its
fair value. The limit is 15% of
assets for all but the California
Tax-Free Bond Fund, which has a
limit of 10%.
------------------------------------------------------------------------------------------------------------------------------------

Private Activity Bonds
A bond with interest subject to the     Interest Rate, Credit        X           X           X           X         X          X
alternative minimum tax. (Limited       and Experience Risk
to 20% of assets.)
------------------------------------------------------------------------------------------------------------------------------------

Borrowing Policies
The ability to borrow an equivalent     Counter-Party Risk           X           X           X           X         X          X
of 10% of assets from banks for
temporary purposes to meet
shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------

Loans of Portfolio Securities
The practice of loaning securities      Credit and                   X           X           X           X         X          X
in brokers, dealers and financial       Counter-Party Risk
institutions to increase return on
those securities. Loans may be made
in accordance with existing
investment policies. Limited to 30%
of total assets for the Oregon,
Arizona and National Tax-Free Funds,
33 1/3% for the other Funds.
------------------------------------------------------------------------------------------------------------------------------------




40   Stagecoach Tax-Free Income Funds Prospectus

A Choice of Share Classes

--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:


o Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.


o Class B Shares - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses than Class A shares.

o Class C Shares - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.


You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares. The California Tax-Free Income Fund is not available in Class B or Class C shares.

Class C shares are available for the California Tax-Free Bond and National Tax-Free Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.


Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales


                                Stagecoach Tax-Free Income Funds Prospectus   41

A Choice of Share Classes

--------------------------------------------------------------------------------

charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.


=============================================================================================================
CLASS A SHARES FOR THE ARIZONA TAX-FREE, OREGON TAX-FREE, NATIONAL TAX-FREE AND
CALIFORNIA TAX-FREE BOND FUNDS HAVE THE FOLLOWING CHARGE SCHEDULE:
=============================================================================================================
      AMOUNT             FRONT-END SALES CHARGE AS    FRONT-END SALES CHARGE AS     DEALER ALLOWANCE AS %
    OF PURCHASE         % OF PUBLIC OFFERING PRICE    % OF NET AMOUNT INVESTED    OF PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------
Less than $50,000                   4.50%                       4.71%                       4.00%
-------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                  4.00%                       4.17%                       3.55%
-------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                3.50%                       3.63%                       3.125%
-------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                2.50%                       2.56%                       2.00%
-------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                2.00%                       2.04%                       1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)              0.00%                       0.00%                       1.00%
-------------------------------------------------------------------------------------------------------------


(1) We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.


=============================================================================================================
CLASS A SHARES FOR THE CALIFORNIA TAX-FREE INCOME AND THE SHORT-TERM MUNICIPAL
INCOME FUNDS HAVE THE FOLLOWING CHARGE SCHEDULE:
=============================================================================================================
      AMOUNT             FRONT-END SALES CHARGE AS    FRONT-END SALES CHARGE AS     DEALER ALLOWANCE AS %
    OF PURCHASE         % OF PUBLIC OFFERING PRICE    % OF NET AMOUNT INVESTED    OF PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------
Less than $100,000                  3.00%                       3.09%                       2.65%
-------------------------------------------------------------------------------------------------------------
$100,000 to $249,999                2.25%                       2.30%                       2.00%
-------------------------------------------------------------------------------------------------------------
$250,000 to $499,000                1.50%                       1.52%                       1.30%
-------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                0.60%                       0.60%                       0.50%
-------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)              0.00%                       0.00%                       0.25%
-------------------------------------------------------------------------------------------------------------

(1) We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.


42   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Class B Share CDSC Schedule


If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C share CDSC Reductions" and "Waivers for Certain Parties"). The Class B CDSC schedule is as follows:

================================================================================
CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
REDEMPTION WITHIN:   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS
--------------------------------------------------------------------------------
CDSC                  5.00%    4.00%     3.00%     3.00%     2.00%     1.00%
--------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.


Class C Share CDSC Schedule


If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a contingent deferred sales charge (CDSC) of 1.00%.


The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.


We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.


                                Stagecoach Tax-Free Income Funds Prospectus   43

Reduced Sales Charges

--------------------------------------------------------------------------------


Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

o By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

o If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

o You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.


44   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

o a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

o    a trustee or fiduciary purchasing for a single fiduciary relationship; or

o the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.


     How a Letter of Intent Can Save You Money!


     If you plan to invest in the Arizona Tax-Free Fund, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!


                                Stagecoach Tax-Free Income Funds Prospectus   45

Reduced Sales Charges

--------------------------------------------------------------------------------


Class B and Class C Share CDSC Reductions:

o    You pay no CDSC on Funds shares you purchase with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

o We waive the CDSC for redemptions made at the direction of Stagecoach Funds, Inc. in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

o    Current and retired employees, directors and officers of:

     o    Stagecoach Funds and its affiliates;

     o    Wells Fargo Bank and its affiliates;

     o    Stephens Inc. and its affiliates; and

     o    Broker-Dealers who act as selling agents.

o The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.


You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supercede the terms and conditions discussed here.


46   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------


Shareholders who bought shares of the Short-Term Municipal Income Fund through the "Liquidity Gold" investment management account may continue to buy shares of the Fund at net asset value.

Special Notice

If you owned Class B shares prior to March 3, 1997 they are subject to a CDSC if they are redeemed within four years of purchase. For as long as you hold Class B shares of such a Fund, any new Class B shares of that Fund that you acquire will also be subject to a CDSC if redeemed within four years. The CDSC schedule for these shares is below:

================================================================================
CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
REDEMPTION WITHIN:   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS
--------------------------------------------------------------------------------
CDSC                  3.00%    2.00%     1.00%     1.00%     0.00%     0.00%
--------------------------------------------------------------------------------

The above schedule does not apply for shares of another Fund purchased after February 28, 1997. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional purchases of the newly purchased Fund will age at the higher CDSC schedule.


                                Stagecoach Tax-Free Income Funds Prospectus   47

Your Account

--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

o By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

o    Through a brokerage account with an approved selling agent; or

o Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

o    $1,000 per Fund minimum initial investment, or

o    $100 per Fund minimum initial investment if you use the AutoSaver option.

o    $100 per Fund for all investments after your first.

o We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.


48   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Important Information:

o Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information or Annual Report. Copies are available free of charge from your selling agent or by calling 1-800 222-8222.

o We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time. Any request we receive in proper form before the close of regular trading on the New York Stock Exchange is processed the same day. Requests we receive after the close are processed the next business day.


o As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

o We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Funds' assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

o We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.

o You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.

o Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.


o We reserve the right to cancel any purchase order or delay redemption if your check does not clear.


                                Stagecoach Tax-Free Income Funds Prospectus   49

Your Account

--------------------------------------------------------------------------------

How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
BY MAIL
================================================================================
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------
Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Stagecoach National Tax-Free Fund, Class B".
--------------------------------------------------------------------------------
You may start your account with $100 if you elect the AutoSaver option on the application.
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.
--------------------------------------------------------------------------------
Enclose the payment stub/card from your statement if available.
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


================================================================================
BY WIRE
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------
Mail the completed application.
--------------------------------------------------------------------------------
You may also fax the completed application (with original to follow).
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
Fax to:
1-415-546-0280
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Instruct your wiring bank to transmit at least $100 according to the instructions given to the right. Be sure to have the wiring bank include your current account number and the name your account is registered in.
--------------------------------------------------------------------------------
Wire to:
Wells Fargo Bank, N.A.
San Francisco, California

Bank Routing Number:
121000248

Wire Purchase Account Number:
4068-000587

Attention:
Stagecoach Funds (Name of Fund and Share Class)

Account Name:
(Registration Name Indicated on Application)
--------------------------------------------------------------------------------


50   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
BY PHONE
================================================================================
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
--------------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:

o    transfer at least $1,000 from a linked settlement account, or

o exchange at least $1,000 worth of shares from an existing Stagecoach Fund. Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------
Call:
1-800-222-8222
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:

o    transfer at least $100 from a linked settlement account, or

o    exchange at least $100 worth of shares from another Stagecoach Fund.
--------------------------------------------------------------------------------
Call:
1-800-222-8222
--------------------------------------------------------------------------------


Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
BY MAIL
================================================================================
Write a letter stating your account registration, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").
--------------------------------------------------------------------------------
Make sure all the account owners sign the request.
--------------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------
Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


                                Stagecoach Tax-Free Income Funds Prospectus   51

Your Account

--------------------------------------------------------------------------------

================================================================================
BY PHONE
================================================================================
Call Investor Services to request a redemption of at least $100. Be prepared to provide your account number and Tax Payer Identification Number.
--------------------------------------------------------------------------------
Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
--------------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------
Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
--------------------------------------------------------------------------------
Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Tax Payer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.
--------------------------------------------------------------------------------
Call:
1-800-222-8222
--------------------------------------------------------------------------------


================================================================================
GENERAL NOTES FOR SELLING SHARES
================================================================================
We will process all requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the New York Stock Exchange are processed the same business day.
--------------------------------------------------------------------------------
We determine the NAV each day as of the close of regular trading on the New York Stock Exchange, which is generally 1:00 PM Pacific Time.
--------------------------------------------------------------------------------


Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------
If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supercede the directions in this Prospectus.
--------------------------------------------------------------------------------
We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


52   Stagecoach Tax-Free Income Funds Prospectus

Exchanges

--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o You should carefully read the Prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

o If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

o If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

o If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

o Exchanges between Class B shares, between Class C shares or between either Class B or Class C shares and a Stagecoach money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

o Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.


o In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.


o You may make exchanges between like share Classes. You may also exchange between A, B or C share classes and non-institutional class shares of a money market fund.


                                Stagecoach Tax-Free Income Funds Prospectus   53

Additional Services and Other Information

--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

o AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

o Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

     o    must have a Fund account valued at $10,000 or more;

     o    must have distributions reinvested; and

     o    may not simultaneously participate in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

o Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

o Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a money market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

o Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.


54   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

o Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     Two Things to Keep In Mind About Distributions

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

Taxes


The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.



Dividends distributed from a Fund's net interest income from tax-exempt securities will not be subject to federal income tax. A substantial portion of dividends distributed by the Arizona Tax-Free Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund and the Oregon Tax-Free Fund to noncorporate shareholders will also be exempt from the respective state's income tax. Dividends attributable to a Fund's income from other investments and net short-term capital gain will be taxable to you as ordinary income.


We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.


Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.


                                Stagecoach Tax-Free Income Funds Prospectus   55

Additional Services and Other Information

--------------------------------------------------------------------------------


Historical Fund Information


Arizona Tax-Free Fund--The Fund operated as the Arizona Intermediate Tax-Free Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on March 2, 1992 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds, on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


California Tax-Free Bond Fund--On December 12, 1997, the Overland Express California Tax-Free Bond Fund was reorganized as the California Tax-Free Bond Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown for the Class A and C shares are the Financial Highlights of the Class A and D shares of the Overland Fund. The Overland Fund did not offer Class B shares. The Financial Highlights for Class B shares reflect prior performance of the Stagecoach Class B shares and are no longer part of the Fund's financial statements.


National Tax-Free Fund--The Fund operated as the Quality Tax-Exempt Income Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on January 15, 1993 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


Oregon Tax-Free Fund--The Fund operated as the Oregon Tax-Exempt Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it


56   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------


was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


Short-Term Municipal Income Fund--Commenced operations on June 3, 1994 as the Short-Term Municipal Income Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Express Fund was reorganized as a Fund of Stagecoach Funds. Performance for the period prior to December 15, 1997, reflects the performance of the Overland Fund.

Share Class - This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Conversion of Class B shares - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.


Dealer Concessions and Rule 12b-1 fees - Stephens Inc., as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens Inc. also compensates selling agents for the sale of Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges.


                                Stagecoach Tax-Free Income Funds Prospectus   57

Additional Services and Other Information

--------------------------------------------------------------------------------


Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the same Fund.

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


58   Stagecoach Tax-Free Income Funds Prospectus

Organization and Management of the Funds

--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized and the entities that perform different services and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.

About Stagecoach


Each Fund is one of 32 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

================================================================================
                                  SHAREHOLDERS
================================================================================

================================================================================
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
      Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------


========================================================================================================
    DISTRIBUTOR &                                          TRANSFER AND                SHAREHOLDER
  CO-ADMINISTRATOR               ADMINISTRATOR       DIVIDEND DISBURSING AGENT      SERVICING AGENTS
========================================================================================================
Stephens Inc.                 Wells Fargo Bank         Wells Fargo Bank              Various Agents
111 Center St.                525 Market St.           525 Market St.
Little Rock, AR               San Francisco, CA        San Francisco, CA

Markets the Funds,            Manages the Funds'       Maintains records of          Provide services
distributes shares, and       business activities      shares and supervises         to customers
manages the Funds'                                     the paying of dividends
business activities
--------------------------------------------------------------------------------------------------------


===========================================================================================================
               INVESTMENT ADVISOR                                          CUSTODIAN
===========================================================================================================
Wells Fargo Bank, 525 Market St., San Francisco, CA    Wells Fargo Bank, 525 Market St., San Francisco, CA
Manages the Funds' investment activities               Provides safekeeping for the Funds' assets
-----------------------------------------------------------------------------------------------------------


================================================================================
                               BOARD OF DIRECTORS
================================================================================
                        Supervises the Funds' activities
--------------------------------------------------------------------------------


                                Stagecoach Tax-Free Income Funds Prospectus   59

Organization and Management of the Funds

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal period ended March 31, 1997:


--------------------------------------------------------------------------------
     Arizona Tax-Free Fund                                          .00%
--------------------------------------------------------------------------------
     California Tax-Free Bond Fund                                  .50%
--------------------------------------------------------------------------------
     California Tax-Free Income Fund                                .16%
--------------------------------------------------------------------------------
     National Tax-Free Fund                                         .50%
--------------------------------------------------------------------------------
     Oregon Tax-Free Fund                                           .00%
--------------------------------------------------------------------------------
     Short-Term Municipal Income Fund                               .00%
--------------------------------------------------------------------------------


The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid of each Fund's assets .04% for these services.

The Distributor and Co-Administrator

Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .02% of each Fund's assets for its role as co-administrator. Stephens Inc. also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.

Distribution Plan

We have adopted distribution plans for each class of the Funds. For Class A shares of the California Tax Free Bond and the California Tax-Free Income Funds, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of


60   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

the Arizona Tax-Free, National Tax-Free, Oregon Tax-Free and Short-Term Municipal Income Funds and the Class B shares of the Arizona Tax-Free, California Tax-Free Bond, National Tax-Free and Oregon Tax-Free Funds, these plans are used to pay for distribution-related services including ongoing compensation to selling agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs.

For these services each Fund pays the following:


--------------------------------------------------------------------------------
                                               CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
   Arizona Tax-Free Fund                        .05%        .75%         N/A
--------------------------------------------------------------------------------
   California Tax-Free Bond Fund                .05%        .70%        .75%
--------------------------------------------------------------------------------
   California Tax-Free Income Fund              .05%         N/A         N/A
--------------------------------------------------------------------------------
   National Tax-Free Fund                       .05%        .75%        .75%
--------------------------------------------------------------------------------
   Oregon Tax-Free Fund                         .05%        .75%         N/A
--------------------------------------------------------------------------------
   Short-Term Municipal Income Fund             .25%         N/A         N/A
--------------------------------------------------------------------------------


Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays the following:


--------------------------------------------------------------------------------
                                               CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
   Arizona Tax-Free Fund                        .25%        .25%         N/A
--------------------------------------------------------------------------------
   California Tax-Free Bond Fund                .30%        .30%        .25%
--------------------------------------------------------------------------------
   California Tax-Free Income Fund              .30%         N/A         N/A
--------------------------------------------------------------------------------
   National Tax-Free Fund                       .25%        .25%        .25%
--------------------------------------------------------------------------------
   Oregon Tax-Free Fund                         .25%        .25%         N/A
--------------------------------------------------------------------------------
   Short-Term Municipal Income Fund             .25%         N/A         N/A
--------------------------------------------------------------------------------


                                Stagecoach Tax-Free Income Funds Prospectus   61

Organization and Management of the Funds

--------------------------------------------------------------------------------

Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.


o    Stephen Galiani

     Manager - Tax-Exempt Securities

     Joined Wells Fargo Bank in 1997, worked for Qualivest Capital Management, Portland, Oregon as a Senior Portfolio Manager from May 1995 until May 1997, and was president and portfolio manager of Galiani Asset Management Corp. from March 1990.


o    David Klug, CFA

     Senior Tax-Exempt Specialist

     With Wells Fargo Bank for over nine years.


o    Laura Milner

     Senior Tax-Exempt Specialist

     With Wells Fargo Bank for over nine years.


o    Mary Gail Walton

     Senior Tax-Exempt Specialist

     Joined Wells Fargo Bank after the merger with First Interstate Bank, where she had worked since 1991.


62   Stagecoach Tax-Free Income Funds Prospectus

How to Read the Financial Highlights

--------------------------------------------------------------------------------


After the description of each Fund there is a chart showing important financial information about the Fund. The chart is called the "Financial Highlights" and is designed to help you understand the past performance of the Fund. The financial statements from which the Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.


Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.


Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."


Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.


                                Stagecoach Tax-Free Income Funds Prospectus   63

--------------------------------------------------------------------------------

Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.


Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


64   Stagecoach Tax-Free Income Funds Prospectus

Glossary

--------------------------------------------------------------------------------

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve System which allows banks to process checks, transfer funds and perform other tasks.


Annual Report


A document that propvides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation

The increase in the value of a security. See also "Total Return".

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar for dollar basis.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.


                                Stagecoach Tax-Free Income Funds Prospectus   65

Glossary

--------------------------------------------------------------------------------

FDIC


The Federal Deposit Insurance Corporation. This is the company that provides federally-sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Investment Grade


A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.


Liquidity


The ability to readily sell a security at its fair price.


Municipal Obligations


We buy municipal obligations of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term).

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified

Any fund that does not have a policy as described under "Diversified" in this Glossary.


66   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.

Senior Securities

A security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stockholder does in the event of a company's liquidation.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Standard & Poors (S&P)

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information

A document that supplements the disclosures made in this Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.


                                Stagecoach Tax-Free Income Funds Prospectus   67

Glossary

--------------------------------------------------------------------------------

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Variable Rate


Securities with less than 5 years remaining until the next interest rate readjustment or the return of principal.


Weighted Average Maturity


The average remaining maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


68   Stagecoach Tax-Free Income Funds Prospectus

This page intentionally left blank

--------------------------------------------------------------------------------

This page intentionally left blank

--------------------------------------------------------------------------------

================================================================================


STAGECOACH FUNDS(R)

You may wish to review the following
documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional
Information has been filed with the SEC
and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222 or from

Stagecoach Funds
P.O. Box 7066
San Francisco, CA
94120-7066



--------------------------------------------------------------------------------
STAGECOACH FUNDS:
--------------------------------------------------------------------------------
o    are not insured by the FDIC

o are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank

o    involve investment risk, including possible loss of principal.

--------------------------------------------------------------------------------

[RECYCLE LOGO]
Printed on Recycled Paper

                                                                 SC TF P (12/97)

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                             ASSET ALLOCATION FUND
                             INDEX ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                         CLASS A, CLASS B AND CLASS C

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the ASSET ALLOCATION, INDEX ALLOCATION and U.S. GOVERNMENT ALLOCATION FUNDS. Each Fund offers Class A shares and Class B shares. The Index Allocation Fund also offers Class C shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated December 15, 1997. All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. A copy of the Prospectus for the Funds may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the Company's Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Historical Fund Information.............................................     2

Investment Restrictions.................................................     2

Investment Models.......................................................     6

Additional Permitted Investment Activities..............................    10

Risk Factors............................................................    21

Management..............................................................    22

Performance Calculations................................................    37

Determination of Net Asset Value........................................    44

Additional Purchase and Redemption Information..........................    45

Portfolio Transactions..................................................    46

Fund Expenses...........................................................    48

Federal Income Taxes....................................................    49

Capital Stock...........................................................    55

Other...................................................................    57

Independent Auditors....................................................    58

Financial Information...................................................    58

Appendix................................................................   A-1

                          HISTORICAL FUND INFORMATION

     The Company's Asset Allocation Fund commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was November 13, 1986.

     The Company's U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was March 31, 1987.

     The Company's Index Allocation Fund was originally organized on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. The Asset Allocation Fund changed its name to the Index Allocation Fund on February 14, 1997. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the consolidation of the Company and Overland (the "Consolidation"), the Fund had only nominal assets. As a result of the Consolidation, the Overland Index Allocation Fund was reorganized as the Company's Index Allocation Fund on December 12, 1997, and shareholders of the Overland Index Allocation Fund's Class A and Class D shares became Class A and Class C shareholders, respectively, of the Company's Index Allocation Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Asset Allocation Fund and U.S. Government Allocation Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, (ii) in the case of the Asset

Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Fund, money market instruments invested in the banking industry and in obligations of the U.S. Government, its agencies or instrumentalities (but the Fund will not do so unless the U.S. Securities and Exchange Commission ("SEC") staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that each Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase or sell commodities or commodity contracts; except that each Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (6);

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Fund may borrow from banks up to 20% of the current value of each such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Fund's net assets (but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Fund may purchase securities with put rights in order to maintain liquidity; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10).

     Each of the Asset Allocation and U.S. Government Allocation Funds may make loans in accordance with its investment policies.

     As a fundamental policy, each of the Asset Allocation and U.S. Government Allocation Funds may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

The Index Allocation Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); (ii) obligations of the United States Government, its agencies or instrumentalities; (iii) any industry in which the S&P Index becomes concentrated to the same degree during the same period; and (iv) the obligations of domestic banks;

     (2) purchase or sell real estate (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate swaps and index swaps;

     (3) purchase securities on margin or make short sales of securities (except for short-term credits necessary for the clearance of transactions and except that the Fund may make margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices);

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, and illiquid securities;

     (6)  make investments for the purpose of exercising control or management;

     (7) issue senior securities, except to the extent the activities of the Fund permitted in Investment Restrictions Nos. 2 and 3 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); nor

     (8) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

     In addition, the Fund may not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity, and except that the Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 2 and 3.

     The Fund may not, as to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.

     (2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                               INVESTMENT MODELS

     This section contains supplemental information about the proprietary investment model used by Barclays Global Fund Advisors ("BGFA") to manage each Fund's portfolio.

     Asset Allocation Model.  Barclays Global Fund Advisors ("BGFA") compares
     ----------------------
the Asset Allocation Fund's investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

     A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation.
The model's recommendations are presently made in 5% increments.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the

Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

     Index Allocation Model.  BGFA compares the Index Allocation Fund's
     ----------------------
investments daily to the Index Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Index Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Index Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Index Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Index Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock. The Lehman Brothers 20+ Treasury Bond Index (the "LBT Bond Index") is an unmanaged index comprised of U.S. Treasury Securities with remaining maturities of twenty years or more. The portion of the Fund's portfolio allocated to bonds is invested so as to replicate the performance characteristics of the LBT Bond Index.

     A key component of the Index Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the index allocation decision. The principal inputs of financial data to the Index Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Index Allocation Fund invests. Using these data, the Index Allocation Model is run daily to determine the recommended asset allocation.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

     U.S. Government Allocation Model.  BGFA compares the U.S. Government
     --------------------------------
Allocation Fund's investments daily to the U.S. Government Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow the allocation recommended by the computer Model. Notwithstanding any recommendation of the computer model to the contrary, the Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     BGFA manages other funds which invest in accordance with a substantially similar version of the Model. The performance of each of those other funds is likely to vary among themselves and from the performance of the U.S. Government Allocation Fund. Such variation in performance is primarily due to timing differences in the implementation of the Model's recommendations, differences in expenses and liquidity requirements, and the ability of other funds to invest a higher portion of their assets in short-term investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     A key component of the U.S. Government Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income instruments. Using these and other data, the Model is run daily to determine the recommended allocation. The Model's recommendations are presently implemented in 10% increments. Because the Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Bonds
     -----

     The Funds may purchase U.S. Treasury bonds with maturities greater than 20 years. The bond portion of the portfolio of the Funds is generally managed to attain an average maturity of between 22 and 28 years for the U.S. Treasury bonds held. This form of debt instrument has been selected by BGFA because of the relatively low transaction costs of buying and selling U.S. Treasury bonds and because of the low default risk associated with such instruments.

     Derivative Securities
     ---------------------

     Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Funds may purchase are considered derivatives. The Funds may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Also, cash maintained by the Index Allocation Fund for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The use of derivatives by the Asset Allocation, Index Allocation and U.S. Government Allocation Funds also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Floating- and Variable-Rate Instruments
     ---------------------------------------

     Certain of the debt instruments in which the Funds may invest bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index change. These adjustments generally limit the increase or decrease in the amount of interest received on debt instruments. The Fund may purchase certificates of participation in pools of floating- and variable-rate instruments from banks and other financial institutions. Wells Fargo Bank, as investment advisor, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events occurring between the date a Fund elects to demand payment on a floating- or variable-rate instrument and the date payment is due may affect the ability of the issuer of the instrument to make payment when due, and unless such demand instrument permits same-day settlement, such events may affect a Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments by the Funds in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Funds will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. The aggregate premiums paid on all options purchased by a Fund may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

     A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     The Index Allocation Fund will not enter into interest rate futures contracts and options thereon, for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts into which they have entered; provided, however, that the "in-the-money" amount of an option that was in-the-money at the time of purchase will be excluded in computing such 5%.

     The Asset Allocation, Index Allocation and U.S. Government Allocation Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive. The Funds may invest up to 10% of their net assets in interest-rate and index swaps.

     Foreign Currency Transactions. The Asset Allocation and U.S. Government Allocation Funds may enter into foreign currency transactions. When a Fund enters into a foreign currency transaction or forward contract, such Fund deposits, if required by applicable regulations, with the Fund's custodian cash or high-grade debt securities in a segregated account an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Fund's commitment with respect to the contract.

     At or before the maturity of a forward contract, a Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices.
Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which a Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The purchase of options on currency futures allows a Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 15% of its net assets in illiquid securities.

     Loans of Portfolio Securities
     -----------------------------

     The Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank or BGFA will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the

Fund is permitted to invest. During the time securities are on loan, the borrower will pay such Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Funds will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by any of the Funds will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its Advisor, or its Distributor.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     Each Fund may invest varying percentages of their assets in money market instruments. In addition, the Funds may invest temporary cash balances in the following high-quality money market instruments: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $ 1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P;
(v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

     Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank or BGFA, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Pass-Through Obligations
     ------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Short-Term Corporate Debt Instruments
     -------------------------------------

     Each Fund may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

     Unrated Investments
     -------------------

     The Funds, may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

     When-Issued Securities
     ----------------------

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to such Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable and floating rate features.

     Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of the Fund's investments. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield, duration or value due to their structure or contract terms. If the advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.


     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens; Manager
                                       Chairman and        of Financial Services Group; President of
                                       President           Stephens Insurance Services Inc.; Senior Vice
                                                           President of Stephens Sports Management Inc.;
                                                           and President of Investor Brokerage Insurance
                                                           Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                       University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                    Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

Richard H. Blank, Jr., 41              Chief Operating     Associate of Financial Services Group of
                                       Officer,            Stephens; Director of Stephens Sports
                                       Secretary and       Management Inc.; and Director of Capo Inc.
                                       Treasurer

                               Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                            Total Compensation
                                 Aggregate Compensation                      from Registrant
Name and Position                   from Registrant                          and Fund Complex
-----------------                   ---------------                          ----------------
Jack S. Euphrat                         $11,250                                   $33,750
Director
R. Greg Feltus                          $  0                                      $  0
Director
Thomas S. Goho                          $11,250                                   $33,750
Director
Joseph N. Hankin                        $  0                                      $  0
Director
(appointed as of 9/6/96)
W. Rodney Hughes                        $ 9,250                                   $27,750
Director
Robert M. Joses                         $11,250                                   $33,750
Director
J. Tucker Morse                         $ 9,250                                   $27,750
Director

     As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate, indicated below of each Fund's average daily net assets:

                                                      Annual Rate
                 Fund                        (as percentage of net assets)
                 ----                        -----------------------------
           Asset Allocation                     0.50% up to $250 million
                                                0.40% not $250 million
                                                0.30% over $500 million

           Index Allocation                     0.70% up to $500 million
                                                0.60% over $500 million

           U.S. Government Allocation           0.50% up to $250 million
                                                0.40% next $250 million
                                                0.30% over $500 million


     Asset Allocation and U.S. Government Allocation Funds.  Prior to April 29,
     -----------------------------------------------------
1996, the Funds each invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Funds. On April 29, 1996, the Funds were converted to a "master/feeder structure" and began to invest all of their respective assets in a corresponding Master Portfolio, with an identical investment objective, of Master Investment Trust, another open-end investment company. The Master Portfolios were advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive the same level of advisory fees from the Master Portfolios as it receives from the Funds. These Funds operated as part of a master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

     Index Allocation Fund.  Prior to the Consolidation, Wells Fargo Bank served
     ---------------------
as investment advisor to the Overland Index Allocation predecessor portfolio and was entitled to receive the same level of advisory fees from the predecessor portfolio as it now receives from the Index Allocation Fund.

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                           Six-Month
                                                          Period Ended
                                                            3/31/97*
                                                          ------------

                                                 Fees Paid          Fees Waived
                                                 ---------          -----------
Asset Allocation                                 $2,132,577               $0
U.S. Government Allocation                       $  254,002               $0
Index Allocation                                        N/A

-------------------------

 * For the Asset Allocation and U.S. Government Allocation Funds, these amounts reflect amounts paid by the corresponding Master Portfolio.

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Funds, the predecessor portfolio or Master Portfolios, except that during 1996 it waived $1,324 in advisory fees payable by the Index Allocation predecessor portfolio.

                                                    Nine-Month
                                                   Period Ended Year Ended  Year Ended
Fund                                                9/30/96/1/    12/31/95    12/31/94
----                                               -----------  ----------  ----------
Asset Allocation                                   $ 3,117,722  $3,814,364  $3,907,880
U.S. Government Allocation                         $   539,657  $  680,049  $1,034,079
Index Allocation/2/                                $   525,093  $  424,416  $  424,899

---------------

/1/ For the Asset Allocation and U.S. Government Allocation Funds, these amounts include both amounts paid by the Fund for the period from 1/1/96 to 4/28/96 and amounts paid by the corresponding Master Portfolio for the period from 4/29/96 to 9/30/96.

/2/ These amounts reflect amounts paid by the Overland predecessor portfolio. For 1996, these amounts are for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the
                                                                      ---
     period ended September 30, 1996.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged BGFA to serve as
     ----------------------
Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Funds' assets. BGFA is responsible for implementing and monitors the performance of the proprietary investment models employed with respect to a Fund. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. BGFA and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.14% of the Asset Allocation and Index Allocation Fund's average daily net assets, and 0.05% of the U.S. Government Allocation Fund's average daily net assets. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     The predecessor Master Portfolios were also sub-advised by BGFA and BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the Asset Allocation and Index Allocation Funds' average daily net assets, and 0.15% of the U.S. Government Allocation Fund's average daily net assets plus an annual payment of $40,000.

     BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. Prior to January 1, 1996, WFNIA served as sub-advisor to the Funds and the predecessor portfolios under substantially similar terms as are currently in effect.

     For the period indicated below, the Funds paid to BGFA the following sub-advisory fees, without waiver:

                                                               Six-Month
                                                              Period Ended
        Fund                                                    3/31/97*
        ----                                                   ----------
Asset Allocation                                               $52,443
U.S. Government Allocation                                     $ 9,971
Index Allocation                                               N/A

------------------------

 * For the Asset Allocation and U.S. Government Allocation Funds, these amounts reflect amounts paid by the corresponding Master Portfolio.

     For the periods indicated below Wells Fargo Bank paid to BGFA/WFNIA the sub-advisory fees indicated. No sub-advisory fees were waived during these periods.

                                           Nine-Month
                                          Period Ended       Year Ended          Year Ended
     Fund                                  9/30/96/1/         12/31/95            12/31/94
     ----                                  ----------         --------            --------
Asset Allocation                           $ 1,714,245       $2,043,249          $2,106,980
U.S. Government Allocation                 $   192,067       $  244,478          $  353,761
Index Allocation/2/                        $   210,226       $  177,707          $  424,899

---------------

/1/ For the Asset Allocation and U.S. Government Allocation Funds, these amounts include both amounts paid by the Fund for the period from 1/1/96 to 4/28/96 and amounts paid by the corresponding Master Portfolio for the period from 4/29/96 to 9/30/96.

/2/ These amounts reflect amounts paid by the Overland predecessor portfolio. For 1996, these amounts are for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the
                                                                      ---
     period ended September 30, 1996.

     General.  Each Fund's Sub-Advisory Contract will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) a majority of the Directors of the Company who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Sub-Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     Prior to February 1, 1997, Stephens served as sole Administrator to the Funds. Stephens performed substantially the same services now provided by Stephens and Wells Fargo Bank and was entitled to receive for its services a fee of 0.05% of the Asset Allocation and U.S. Government Allocation Funds' average daily net assets. Stephens was entitled to receive a monthly fee from the Index Allocation predecessor portfolio at the annual rate of 0.10% of its average daily net assets up to $200 million and 0.05% in excess of $200 million.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                    Six-Month Period
                                                                         Ended
                                                                        3/31/97
                                                                        -------

     Fund                                            Total             Wells Fargo          Stephens
     ----                                            -----             -----------          --------
Asset Allocation                                    $232,506            $ 46,501            $186,005
Index Allocation*                                   $ 75,203                N/A             $ 75,203
U.S. Government Allocation                          $ 18,865            $  3,773            $ 15,092

--------------------

 * Indicates fees paid by or on behalf of the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the period ended March 31, 1997.
                                         ---



     For the periods indicated below, the Funds and the predecessor portfolio paid the following dollar amounts to Stephens for administration fees:


                                              Nine-Month
                                             Period Ended       Year Ended       Year Ended
     Fund                                      9/30/96           12/31/95         12/31/94
     ----                                      -------           -------          --------
Asset Allocation                              $  257,419         $ 306,436        $ 315,787
U.S. Government Allocation                    $   32,354         $  40,803        $  62,168
Index Allocation                              $   75,203*        $  60,627        $  66,524

--------------------

 * Indicates fees paid by or on behalf of the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the period ended September 30,
                                         ---
     1996.

     SPONSOR AND DISTRIBUTOR.  Stephens (the "Distributor"), located at 111
     -----------------------
Center Street, Little Rock, Arkansas 72201, serves as Sponsor and Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not

"interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans, and pursuant to the related Distribution Agreement, the Funds may pay Stephens the amounts below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class.

      Fund                                              Fee
      ----                                              ---

      Asset Allocation
         Class B                                        0.70%

      Index Allocation
         Class A                                        0.25%
         Class B                                        0.75%
         Class C                                        0.75%

      U.S. Government Allocation
         Class B                                        0.70%

   The actual fee payable to the Distributor by the above-indicated Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates), under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the Asset Allocation and U.S. Government Allocation Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for the reimbursement of actual expenses.

     For the six-month period ended March 31, 1997, the Asset Allocation and U.S. Government Allocation Funds' Distributor received the following fees for distribution-related services, as set forth below under each such Fund's Plan:

                                                    Printing &
                                                     Mailing          Marketing        Compensation
            Fund                       Total        Prospectus        Brochures         to Dealers
            ----                       -----        ----------        ---------         ----------
Asset Allocation
     Class A                           $ 59,745        $ 0             $59,745             N/A
     Class B                           $275,600        N/A               N/A            $275,600

U.S. Government Allocation
     Class A                           $  6,166        $ 0             $ 6,166             N/A
     Class B                           $ 24,275        N/A               N/A            $ 24,275

     For the nine-month period ended September 30, 1996, the Asset Allocation and U.S. Government Allocation Funds' Distributor received the following fees for distribution-related services, as set forth below under each such Fund's
Plan:

                                                       Printing &
                                                        Mailing         Marketing       Compensation
              Fund                         Total       Prospectus       Brochures        to Dealers
              ----                         -----       ----------       ---------        ----------
Asset Allocation
     Class A                              $154,937      $10,773         $144,164             N/A
     Class B                              $255,252        N/A              N/A            $255,252

U.S. Government Allocation
     Class A                              $ 11,912      $   464         $ 11,448             N/A
     Class B                              $ 27,524        N/A              N/A            $ 27,524

     For the year ended December 31, 1996, the Index Allocation predecessor portfolio's Distributor received the following fees for distribution-related services as set forth below under the Fund's Plan:

                                     Printing &
                                      Mailing           Marketing          Compensation to
                         Total       Prospectus         Brochures           Underwriters
                         -----       ----------         ---------           ------------
  Class A               $137,481        N/A                N/A                $137,481
  Class D               $151,575        N/A                N/A                $151,575

     For the periods indicated above, WFSI and its registered representatives received no compensation under the Distribution Plans.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Funds, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     ADMINISTRATIVE SERVICING AGENT.  The Index Allocation Fund has adopted a
     ------------------------------
Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A distribution plan while being sold pursuant to its Administrative Servicing Plan.

     The Administrative Servicing Plan will continue in effect from year to year if such continuance is approved from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the plans also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the Class A shares of the fund. The Administrative Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the Class A shares of the Fund, and no other material amendment to the Plan or related Administrative Servicing Agreements may be made except by a majority of the Directors.

     The Administrative Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.


     SHAREHOLDER SERVICING AGENT.  The Funds have approved Shareholder Servicing
     ---------------------------
Plans and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank on behalf of their classes of shares, with the exception of Class A of the Index Allocation Fund which has an Administrative Servicing Plan and Agreement. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administration services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company to a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plans are shown below. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

    Fund                                                       Fee
    ----                                                       ---
Asset Allocation
  Class A                                                      0.30%
  Class B                                                      0.30%

Index Allocation
  Class B                                                      0.25%
  Class C                                                      0.25%

U.S. Government Allocation
  Class A                                                      0.30%
  Class B                                                      0.30%

     For the period indicated below, the dollar amounts of shareholder servicing fees (after waivers) paid by the Funds to Wells Fargo Bank or its affiliates were as follows:


                                                           Six-Month              Nine-Month
                                                          Period Ended           Period Ended
           Fund                                             3/31/97                9/30/96
           ----                                             -------                -------
Asset Allocation Fund - Class A                           $1,648,234              $2,464,701
Asset Allocation Fund - Class B                           $  118,374              $  109,487
Index Allocation - Class C*                               $   50,525                  N/A
U.S. Government Allocation Fund - Class A                 $   76,579              $  310,872
U.S. Government Allocation Fund - Class B                 $    5,608              $   12,608

--------------------

 * Reflects amounts paid by the Class D shares of the Overland predecessor portfolio. This amount is for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not/ the period ended March 31, 1997.

    General.  Each Servicing Plan will continue in effect from year to year if
    -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Barclays Global Investors, N.A. ("BGI") acts as Custodian for
     ---------
each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, BGI is not entitled to receive compensation so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to the Fund. Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio.

     For the six-month period ended March 31, 1997, and the nine-month period ended September 30, 1996, the Asset Allocation and U.S. Government Allocation Funds did not pay any custody fees. For the year ended December 31, 1996, the Index Allocation predecessor portfolio did not pay any custody fees.

     FUND ACCOUNTANT.  Wells Fargo Bank acts as Fund Accountant for each Fund.
     ---------------
The Fund Accountant, among other things, computes net asset values on a daily basis, and performance calculations on a regular basis and as requested by the Funds. For providing such services, Wells Fargo Bank will be entitled to receive from each Fund a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Funds did not pay any fund accounting fees.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets of each class of shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of a Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For the periods indicated below, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, after waivers, to Wells Fargo Bank:

                                                        Six-Month                 Nine-Month
                                                       Period Ended              Period Ended
                Fund                                     3/31/97                    9/30/96
                ----                                    --------                   --------
Asset Allocation Fund                                     $0                       $662,394
U.S. Government Allocation Fund                           $0                       $ 77,292
Index Allocation Fund*                                    N/A                      $      0

-------------------------

 * Indicates fees paid by or on behalf of the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the period ended March 31, 1997.
                                         ---


     UNDERWRITING COMMISSIONS.  For the six month period ended March 31, 1997,
     ------------------------
the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

     For the year ended December 31, 1994, Stephens retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 in underwriting commissions in connection with the purchase or redemption of the Company's shares.


                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     The IRA Funds of the Wells Fargo Investment Trust for Retirement Programs were reorganized as the Asset Allocation and U.S. Government Allocation Funds of the Company on January 2, 1992. Therefore, the performance information for the Asset Allocation and U.S. Government Allocation Funds for the periods prior to January 2, 1992, is based on that of the IRA Funds. The Index Allocation Fund commenced operations on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc. (the "predecessor portfolio"). The predecessor portfolio was reorganized as the Index Allocation Fund of the Company on December 12, 1997. The performance information of the Index Allocation Fund for periods prior to December 15, 1997, is based on that of the predecessor portfolio. The Class A and Class C shares of the Fund track the performance of the predecessor portfolio's Class A and Class D shares, respectively.

     AVERAGE ANNUAL TOTAL RETURN:  Each Fund may advertise certain total return
     ----------------------------
information computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)/n /= ERV. In addition, the Funds, at times, may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance shown or advertised for Class A shares of the Stagecoach Asset Allocation Fund for periods prior to January 2, 1992, reflects performance of the shares of the Asset Allocation Fund for the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the

Stagecoach Asset Allocation Fund. Performance shown or advertised for Class B shares of the Stagecoach Fund for periods prior to January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund, adjusted to reflect Class B sales charges and expenses; for periods prior to January 2, 1992, Class B share performance reflects performance of the predecessor portfolio, adjusted to reflect Class B sales charges and expenses.

     Performance shown or advertised for the Class A shares of the Stagecoach Index Allocation Fund, reflects performance of the Class A shares of the Overland Express Index Allocation Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class C shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect the sales charges and expenses of the Class C shares. Performance shown or advertised for the Class B shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class B shares.

     Performance shown or advertised for the Class A shares of the Stagecoach U.S. Government Allocation Fund for periods prior to January 2, 1992, reflects performance of the shares of the Fixed Income Strategy Fund of the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Fund. Performance shown or advertised for Class B shares of the Stagecoach Fund for periods between January 2, 1992, and January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund; adjusted to reflect sales charges and expenses of the Class B shares; for periods prior to January 2, 1992, performance shown or advertised for Class B shares of the Stagecoach Fund, reflects performance of the predecessor portfolio with expenses adjusted to reflect Class B sales charges and expenses.

Average Annual Total Return for the Applicable Period Ended September 30, 1997
------------------------------------------------------------------------------

                                                     Five
                    Inception/1/     Inception       Year       Five Year     Three Year     Three Year      One Year       One Year
                        With             No          With          No             With            No            With            No
                       Sales           Sales        Sales        Sales           Sales          Sales          Sales          Sales
      Fund           Charge/2/         Charge       Charge      Charge          Charge         Charge         Charge         Charge
      ----           -----------       ------       ------      ------          ------         ------         ------         ------
Asset Allocation
     Class A             11.84%        12.32%       12.81%       13.86%         17.49%         19.30%         17.89%         23.44%
     Class B             11.68%        11.68%       13.12%       13.32%         17.97%         18.58%         17.67%         22.67%
Index Allocation
     Class A             12.85%        13.41%       15.63%       16.71%         21.03%         22.89%         17.44%         23.02%
     Class B             12.66%        12.66%       15.77%       15.99%         21.38%         22.05%         17.05%         22.05%
     Class C             12.66%        12.66%       15.99%       15.99%         22.05%         22.05%         21.05%         22.05%
U.S. Government
 Allocation
     Class A              7.47%         7.95%        5.62%        6.60%          5.85%          7.48%          3.02%          7.85%
     Class B              7.36%         7.36%        5.87%        6.10%          6.10%          6.81%          2.24%          7.24%


/1/ Each Fund commenced operations as follows: Asset Allocation Class A - 11/13/86, Class B - 1/2/95; U.S. Government Allocation Class A - 3/31/87, Class B - 1/2/95. The Index Allocation predecessor portfolio's Class A shares commenced operations on April 7, 1988. The predecessor portfolio's Class D shares commenced operations on July 1, 1993.

/2/ The term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class B and Class C Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC").

       CUMULATIVE TOTAL RETURN: In addition to the above performance
       -----------------------
information, the Funds may advertise the cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

  Cumulative Total Return for the Applicable Period Ended September 30, 1997
  --------------------------------------------------------------------------

                Inception/1/     Inception      Ten Year       Ten Year       Five Year      Five Year     Three Year     Three Year
                    With            No            With            No            With            No            With            No
                   Sales          Sales          Sales          Sales          Sales          Sales          Sales          Sales
    Fund         Charge/2/        Charge         Charge         Charge         Charge         Charge         Charge         Charge
    ----         -----------      ------         ------         ------         ------         ------         ------         ------
Asset
Allocation
   Class A         237.79%        253.67%        232.71%        248.44%         82.73%         91.36%         62.17%         69.78%
   Class B         233.93%        233.93%        230.63%        230.63%         85.20%         86.86%         64.17%         66.72%

Index
Allocation
   Class A          205.86%        220.24%         N/A            N/A           106.70%        116.52%        77.28%         85.61%
   Class B          201.19%        201.19%         N/A            N/A           107.96%        109.96%        78.81%         81.81%
   Class C          201.19%        201.19%         N/A            N/A           109.96%        109.96%        81.81%         81.81%

U.S.
Government
Allocation          113.17%        123.19%        118.17%        128.44%         31.46%         37.64%        18.58%         24.15%
   Class A          110.74%        110.74%        116.37%        116.37%         33.02%         34.45%        19.45%         21.86%
   Class B

/1/ Each Fund commenced operations as follows: Asset Allocation Class A - 11/13/86, Class B - 1/2/95; U.S. Government Allocation Class A - 3/31/87, Class B - 1/2/95. The Index Allocation predecessor portfolio's Class A shares commenced operations on April 7, 1988. The predecessor portfolio's Class D shares commenced operations on July 1, 1993.

/2/ The term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class B and Class C Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC").

       YIELD CALCULATIONS: The Funds may, from time to time, include their
       ------------------
yields and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                         YIELD - 2[(a - b + 1)(to the sixth power) -1]
                                    -----
                                     Cd

       where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


       EFFECTIVE YIELD: Effective yields for the Funds are based on the change
       ---------------
in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the

"base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1.

                 Yield for the Year Ended September 30, 1997*
                 --------------------------------------------

                   Fund                                   Thirty Day Yield
                   ----                                   ----------------

     Asset Allocation
     Class A                                                   2.25%
     Class B                                                   1.84%

     Index Allocation
     Class A                                                   1.42%
     Class B                                                   0.73%
     Class C                                                   0.73%

     U.S. Government Allocation
     Class A                                                   4.05%
     Class B                                                   3.92%

     ______________________

     * This figure reflects the maximum front-end sales load of 4.50% and the maximum applicable CDSC.

       The yield on each Class of the U.S. Government Allocation Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

       In addition, investors should recognize that changes in the net asset values of shares of each Class of the U.S. Government Allocation Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders of each Fund. Yield information for the Fund or each Class of shares of the Fund, as the case may be, may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund or each Class of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

       From time to time and only to the extent the comparison is appropriate for a Fund or Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or Class of shares, as appropriate, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

       Any such comparisons may be useful to investors who wish to compare the past performance of a Fund or Class of shares with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.


       The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or Class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

       The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

       From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the Funds and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds as to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank monitor and reallocate investments among the asset categories described in the Prospectus of each Fund and Fund. The Company's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Fund or Index Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

       The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation ("S&P"). Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

       From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines ("ATMs"), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

       The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

       The Company also may disclose in sales literature the distribution rate on the shares of each class of the Asset or Government Allocation Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

       The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

       The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE


       Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

       Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

       Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

       Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

       The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

       Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

       Wells Fargo Bank, as the Investment Advisor to each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

       Asset Allocation and Index Allocation Funds. Purchases and sales of
       -------------------------------------------
equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Asset Allocation Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the Commission.



       Brokerage Commissions. For the periods indicated below, the Funds paid
       ---------------------
the following amounts as brokerage commissions, none of which were paid to affiliated brokers.

                         Six-Month                        Nine-Month
                       Period Ended      Year Ended      Period Ended     Year Ended     Year Ended
Fund                     3/31/97          12/31/96         9/30/96         12/31/95       12/31/94
----                     -------          --------         -------         --------       --------

Asset Allocation           N/A               N/A           $6,561          $34,488        $99,002

Index Allocation           N/A             $2,317            N/A           $   0          $   0

U.S. Government            N/A               N/A           $  0            $   0          $   0
   Allocation

       Securities of Regular Broker/Dealers.  As of March 31, 1997, neither the
       ------------------------------------
Asset Allocation Fund nor the U.S. Government Allocation Fund owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act. The predecessor portfolio to the Index Allocation Fund did not own securities of its "regular brokers or dealers" as of December 31, 1996.

       Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
       ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

       From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

       Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

       The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

       General.  The Company intends to qualify each Fund as a regulated
       -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

       Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

       The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

       In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

       Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
       ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

       Taxation of Fund Investments. Except as provided herein, gains and losses
       ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

       Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

       If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

       Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

       Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

       Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

       If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

       If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

       Foreign Taxes. Income and dividends received by a Fund from sources
       -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

       Capital Gain Distributions.  Distributions which are designated by a Fund
       --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

       The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

       Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

       Disposition of Fund Shares.  A disposition of Fund shares pursuant to
       --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

       If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


       If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

       Federal Income Tax Rates.  As of the printing of this SAI, the maximum
       ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

       Corporate Shareholders.  Corporate shareholders of the Funds may be
       ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A Fund's distribution attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if
(i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to the dividends.

       Backup Withholding.  The Company may be required to withhold, subject to
       ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

       Foreign Shareholders.  Under the Code, distributions of net investment
       --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S.

persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

       New Regulations.  On October 6, 1997, the Treasury Department issued new
       ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

       Tax-Deferred Plans. The shares of the Funds are available for a variety
       ------------------
of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.


       Other Matters. Investors should be aware that the investments to be made
       -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

       The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

       The Funds are three of the in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

       Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

       With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those series.

       As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

       Shareholders are not entitled to any preemptive rights or subscription. All shares, when issued, will be fully paid and non-assessable by the Company for the consideration described in the Prospectus.

       The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

       Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

       Set forth below as of November 30, 1997 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole. The shareholders shown for the Index Allocation are the shareholders of the predecessor portfolio as of November 30, 1997.

                     5% OWNERSHIP AS OF NOVEMBER 30, 1997
                     ------------------------------------


                                    NAME AND                 CLASS; TYPE      PERCENTAGE   PERCENTAGE
         FUND                       ADDRESS                 OF OWNERSHIP       OF CLASS     OF FUND
         ----                       -------                 ------------       --------     -------
ASSET ALLOCATION        Wells Fargo Bank                  Class A              74.34%       66.60%
                        P.O. Box 63015                    Beneficially Owned
                        San Francisco, CA  94163

INDEX                   Stephens Inc. for the Exclusive   Class A                9.65%        6.92%
ALLOCATION              Benefit of Customers              Record Holder
Class A                 P.O. Box 34127
                        Little Rock, AR  72203

                        Merrill Lynch Pierce Fenner &     Class A                10.67%       7.66%
                        Smith, Inc. Record Holder for     Record Holder
                        Exclusive Benefit of Customers
                        Attn: Fund Administration
                        4800 Deer Lake East,
                        3rd Floor
                        Jacksonville, FL 32246

Class C                 Merrill Lynch Pierce Fenner &     Class C                35.65%      10.06%
                        Smith, Inc. for Exclusive         Record Holder
                        Benefit of  Customers Attn:
                        Fund Admin.
                        4800 Deer Lake East,
                        3rd Floor
                        Jacksonville, FL 32246

                        Stephens Inc.                    Class C                  6.62%        N/A
                        For Exclusive Benefit of         Record Holder
                        Customers
                        P.O. Box 34127
                        Little Rock, AR 72203

U.S. GOVERNMENT         Wells Fargo Bank                  Class A                51.90%      47.10%
ALLOCATION              P.O. Box 63015                    Beneficially Owned
                        San Francisco, CA  94163


       For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER


       The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS


       KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


       The portfolio of investments and unaudited financial statements for the Asset Allocation and U.S. Government Allocation Funds and the Asset Allocation and U.S. Government Allocation Master Portfolios for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

       The portfolio of investments and unaudited financial statements for the Overland Index Allocation Fund, the predecessor portfolio to the Company's Index Allocation Fund, for the six-month period ended June 30, 1997, are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

       The portfolio of investments, financial statements and independent auditors' report for the Asset Allocation and U.S. Government Allocation Funds and the Asset Allocation and U.S. Government Allocation Master Portfolios for the year ended March 31, 1997, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

       The portfolio of investments, audited financial statements and independent auditors' report for the Overland Index Allocation Fund for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

       Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                              APPENDIX


       The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

       Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa,"
       -------
"A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

       S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A"
       ---
and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

       Moody's:  The highest rating for corporate commercial paper is "P-1"
       -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

       S&P:  The "A-1" rating for corporate commercial paper indicates that the
       ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

CORPORATE AND MUNICIPAL BONDS

       Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

       S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

CORPORATE AND MUNICIPAL NOTES

       Moody's: The highest rating for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

       S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER

       Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

       S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                               EQUITY INDEX FUND

                                 CLASS A SHARES

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about a fund in the Stagecoach Family of Funds (the "Fund") -- the EQUITY INDEX FUND. This SAI relates to the Fund's Class A shares.

     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated December 15, 1997. All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Historical Fund Information................................................   1
Investment Restrictions....................................................   1
Additional Permitted Investment Activities.................................   3
Risk Factors...............................................................  15
Management.................................................................  17
Performance Calculations...................................................  26
Determination of Net Asset Value...........................................  31
Additional Purchase and Redemption Information.............................  31
Portfolio Transactions.....................................................  32
Fund Expenses..............................................................  34
Federal Income Taxes.......................................................  34
Capital Stock..............................................................  41
Other......................................................................  42
Independent Auditors.......................................................  42
Financial Information......................................................  42
Appendix................................................................... A-1

                          HISTORICAL FUND INFORMATION

     The Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's commencement of operations was January 25, 1984. During the period from April 28, 1996 to December 12, 1997, the Fund invested all of its assets in a Master Portfolio with a corresponding investment objective. Prior to December 12, 1997, the Equity Index Fund was known as the "Corporate Stock Fund."

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

The Fund may not:

     (1) purchase the securities of issuers conducting its principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities and (ii) any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period; and provided further, that the Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase or sell commodities or commodity contracts; except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (6);

     (7) make investments for the purpose of exercising control or management;

     (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that the Fund may borrow up to 20% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that the Fund may purchase securities with put rights in order to maintain liquidity; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (10).

     The Fund may make loans in accordance with its investment policies.

     As a fundamental policy, the Fund may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without shareholder approval.



     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) The Fund may not invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Fund.

     Convertible Securities
     ----------------------

     The Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for the Fund and that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of the Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated but determined by the Adviser to be of comparable quality.

     Corporate Reorganizations
     -------------------------

     The Fund may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.

     Derivatives
     -----------

     Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Fund may purchase are considered derivatives. The Fund may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

     Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

     The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission rules limiting the use of leverage.

     Floating-and Variable-Rate Instruments
     --------------------------------------

     The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     Foreign Currency Transactions
     -----------------------------

     If the Fund enters into a foreign currency transaction or forward contract, the Fund deposits, if required by applicable regulations, in a segregated account of the Fund an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Fund's commitment with respect to the contract.

     At or before the maturity of a forward contract, the Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices.
Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The purchase of options on currency futures allows the Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

     Foreign Obligations and Securities
     ----------------------------------

     The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars, and similar obligations of foreign governmental and private issuers. The Fund also may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Fund may engage in futures and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     The Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

     The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the U.S. Securities and Exchange Commission ("SEC"), the Fund may be required to segregate cash, U.S. Government obligations or other high-quality debt instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.

     Initially, when purchasing or selling futures contracts the Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e. seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The Fund may enter into futures contracts and may purchase and write options thereon. Upon the exercise, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the Fund.

     Options. The Fund may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     Stock Index Options. The Fund may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets. The Fund may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

     The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.

     When the Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     Interest-Rate and Index Swaps. The Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Fund These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive. The Fund may invest up to 10% of its respective net assets in interest-rate and index swaps.

     Future Developments. The Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Loans of Portfolio Securities
     -----------------------------

     The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or
part of the value of the loaned securities.   Any securities that the Fund may
receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds one third of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its Adviser, or its Distributor.

     Other Investment Companies
     --------------------------

     The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Pass-Through Obligations
     ------------------------

     The Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage

Corporation) or bonds collateralized by any of the foregoing.

     Privately Issued Securities
     ---------------------------

    The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A Securities that are determined by the investment advisor to be "illiquid" are subject to each Fund's policy of not investing more than 15% of its net assets in illiquid securities.

    The Company's investment advisor, pursuant to guidelines established by the Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security;
(2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The Fund does not intend to invest more than 15% of its net assets in privately issued securities or Rule 144A Securities that may be considered illiquid during the coming year.

     Money Market Instruments
     ------------------------

     The Fund may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; (iv) repurchase agreements; and (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.



     Repurchase Agreements. The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Unrated Investments
     -------------------

     The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.

     Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Fund may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

                                  RISK FACTORS


     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in the Fund.

     The portfolio equity securities of the Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

     There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

     The Fund may invest in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, in order to replicate the S&P 500 Index. Such securities involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of the Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If the Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

     There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.


                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of The Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens; Manager
                                       Chairman and        of Financial Services Group; President of
                                       President           Stephens Insurance Services Inc.; Senior Vice
                                                           President of Stephens Sports Management Inc.;
                                                           and President of Investor

                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.




Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                       University Teachers College since 1976.
(appointed as of September 6, 1996)



*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                    Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.



Richard H. Blank, Jr., 41              Chief Operating     Associate of Financial Services Group of
                                       Officer,            Stephens; Director of Stephens Sports
                                       Secretary and       Management Inc.; and Director of Capo Inc.
                                       Treasurer

                               Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                               Total Compensation
                                    Aggregate Compensation                      from Registrant
Name and Position                      from Registrant                          and Fund Complex
-----------------                      ---------------                          ----------------
Jack S. Euphrat                             $11,250                                  $33,750
Director

R. Greg Feltus                              $ -0                                     -$ -0
Director

Thomas S. Goho                              $11,250                                  $33,750
Director

Joseph N. Hankin                            $ -0                                     -$ -0
Director
(appointed as of 9/6/96)

W. Rodney Hughes                            $ 9,250                                  $27,750
Director

Robert M. Joses                             $11,250                                  $33,750
Director

J. Tucker Morse                             $ 9,250                                  $27,750
Director

     As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Fund. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

     Prior to April 29, 1996, the Fund invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Fund. On April 29, 1996 the Fund was converted to a "master/feeder structure" and began to invest all of its assets in a corresponding Master Portfolio, with an identical investment objective, of Master Investment Trust, another open-end management investment company. The Master Portfolio was advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive a monthly fee equal to an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. The Fund operated as part of the master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

     For the period indicated below, the Master Portfolio paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                           Six-Month
                          Period Ended
                            3/31/97
                            --------

                 Fees Paid                       Fees Waived
                 ---------                       -----------
                  $933,448                           $ 0

     For the periods indicated below, the Fund paid to Wells Fargo Bank the advisory fees indicated. No advisory fees were waived during these periods. For the period between April 29, 1996 and December 15, 1997, these amounts represent advisory fees paid by the Master Portfolio on behalf of the Fund.

           Nine-Month
          Period Ended          Year Ended          Year Ended
            09/30/96             12/31/95            12/31/94
            --------             --------            --------
           $1,249,048           $1,398,439          $1,259,739


     General.  The Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Fund's

Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisor.  Wells Fargo Bank has engaged BGFA to serve as
     ----------------------
Investment Sub-Advisor to the Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Fund's assets. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Fund, and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.01% of the Fund's average daily net assets. This fee may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly. The predecessor Master Portfolio was also sub-advised by BGFA, and BGFA was entitled to receive a monthly fee equal to an annual rate of 0.08% of the Fund's average daily net assets plus an annual payment of $40,000.

     BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. Prior to January 1, 1996, WFNIA served as sub-advisor to the Fund and the predecessor portfolio under substantially similar terms as are currently in effect.

     For the six-month period ended March 31, 1997, the Fund paid to BGFA
$182,725 in sub-advisory fees.   No sub-advisory fees were waived during this
period.

     For the periods indicated below, Wells Fargo paid the following sub-advisory fees to WFNIA/BGFA. No sub-advisory fees were waived during this period.

        Year Ended         Year Ended       Year Ended

         12/31/96           12/31/95         12/31/94
         --------           --------         --------
         $242,005           $269,787         $241,489



     General.  The Fund's Sub-Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Administrator and Co-Administrator.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the Administration and Co-Administration Agreements among Wells Fargo

Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

     For the period indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                Six-Month
                               Period Ended
                                 3/31/97
                                 -------

              Total            Wells Fargo          Stephens
              -----            -----------          --------
             $80,775             $16,155             $64,620



     Prior to February 1, 1997 Stephens served as sole Administrator to the Fund. Stephens performed substantially the same services now provided by Stephens and Wells Fargo Bank and was entitled to receive for its services a fee of 0.05% of the Fund's average daily net assets.

     For the periods indicated below, the Fund paid the following dollar amounts to Stephens for administration fees:

       Nine-Month
      Period Ended               Year Ended         Year Ended
        9/30/96                   12/31/95           12/31/94
        -------                   --------           --------
        $79,533                    $92,555            $75,748


     Sponsor And Distributor.  Stephens (the "Distributor"), located at 111
     -----------------------
Center Street, Little Rock, Arkansas 72201, serves as Sponsor and Distributor for the Fund. Prior to October 30, 1997, the Fund had a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Non-Interested Directors").

     Under the Plan, and pursuant to the related Distribution Agreement, the Fund may have defrayed all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the Fund's average daily net assets. The Plan for the Fund provided only for reimbursement of actual expenses.

     For the six-month period ended March 31, 1997, the Fund's Distributor received the following fees for distribution-related services, as set forth below, under the Plan:

                      Printing &                        Compensation
                       Mailing         Marketing             to
      Total           Prospectus       Brochures        Underwriters
      -----           ----------       ---------        ------------
     $54,055           $28,870          $25,185             N/A


     For the nine-month period ended September 30, 1996, the Distributor received the following fees for distribution related services, as set forth below, under the Fund's Plan.

                      Printing &                        Compensation
                       Mailing         Marketing             to
      Total           Prospectus       Brochures        Underwriters
      -----           ----------       ---------        ------------
    $174,041            $10,228         $163,813             N/A


     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendments to the Plan may be made except by a vote of a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's shares pursuant to a selling agreement with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Fund is designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent.  The Fund has entered into a Shareholder
     ---------------------------
Servicing Agreement with Wells Fargo Bank and may enter into agreements with other servicing agents. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee of up to 0.30%, on an annualized basis, of the average daily net assets of the Fund during the period for which payment is being made. The Servicing Agreement was approved by the Company's Board of Directors and provides that the Fund shall not be obligated to make any payments under such Agreement that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     For the periods indicated below, the dollar amount of shareholder servicing fees paid by the Fund to Wells Fargo Bank or its affiliates were as follows:

             Six-Month                         Nine-Month
            Period Ended                      Period Ended
              3/31/97                            9/30/96
              -------                            -------
             $606,930                           $793,396

    General.  The Servicing Plan will continue in effect from year to year if
    -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plan or related Servicing Agreement may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian.  Barclays Global Investors, N.A. ("BGI") acts as Custodian for
     ---------
the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, BGI is not entitled to receive a fee so long as its subsidiary, BGFA, receives fees for sub-advisory services.

     For the six-month period ended March 31, 1997, and the nine-month period ended September 30, 1996, the Fund did not pay any custody fees.

     Fund Accountant.  Wells Fargo Bank acts as Fund Accountant for the Fund.
     ---------------
The Fund Accountant, among other things, computes net asset values on a daily basis and performance calculations on a regular basis and as requested by the Funds. For providing such services, Wells Fargo Bank is entitled to receive a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000. For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Fund did not pay any fund accounting fees.


     Transfer And Dividend Disbursing Agent.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the Fund's average daily net assets. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not be charged any transfer agency fees.

     For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Fund paid the following dollar amounts in transfer and dividend disbursing agency fees, after waivers, to Wells Fargo Bank:

           Six-Month                     Nine-Month
          Period Ended                  Period Ended
            3/31/97                        9/30/96
            -------                        -------
            $53,681                       $153,589

     Underwriting Commissions.  For the six-month period ended March 31, 1997,
     ------------------------
the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

     For the year ended December 31, 1994, Stephens retained $5,415,227 in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the fiscal year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), and its registered representatives received $904,274, in underwriting commissions in connection with the purchase or redemption of the Company's shares.

                           PERFORMANCE CALCULATIONS

     The IRA Funds of the Wells Fargo Investment Trust for Retirement Programs were reorganized as the Equity Index Fund on January 2, 1992. Therefore, the performance information for the Fund for the periods prior to January 2, 1992, is based on that of the IRA Funds.

     Average Annual Total Return:  The  Fund may advertise certain total return
     ----------------------------
information computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)/n /= ERV. In addition, the Fund, at times, may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance shown or advertised for the Class A shares of the Stagecoach Equity Index Fund reflects performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Index Fund. Prior to January 1, 1992, performance shown or advertised for the Class A shares of the Stagecoach Equity Index Fund reflects performance of the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio of the Stagecoach Corporate Stock Fund.

 Average Annual Total Return for the Applicable Period Ended September 30, 1997
 ------------------------------------------------------------------------------

Inception*   Inception    Five Year     Five Year    Three Year    Three Year     One Year       One Year
With Sales   No Sales     With Sales    No Sales     With Sales     No Sales     With Sales      No Sales
  Charge      Charge        Charge       Charge        Charge        Charge        Charge         Charge
  ------      ------        ------       ------        ------        ------        ------         ------
  15.53%      15.92%        18.41%       19.50%        26.54%        28.49%        32.62%         38.88%

/*/  The Fund commenced operations 1/25/84.

     Cumulative Total Return:  The Fund may advertise cumulative total return.
     ------------------------
Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

  Cumulative Total Return for the Applicable Period Ended September 30, 1997
  --------------------------------------------------------------------------


Inception*    Inception    Five Year    Five Year    Three Year    Three Year     One Year     One Year
  With           No          With          No           With           No           With          No
 Sales         Sales        Sales        Sales         Sales        Sales           Sales        Sales
 Charge        Charge       Charge       Charge        Charge       Charge          Charge       Charge
 ------        ------       ------       ------        ------       ------          ------       ------
619.35%       653.16%      132.78%      143.72%       102.62%       112.15%         32.62%       38.88%

* The Fund commenced operations 1/25/84.

     From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the performance or price-earning ratio of the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, sap's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of the Fund with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related

"Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, performance information for the shares of the Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare results of the Fund with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

     The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Funds' account information through Automated Teller Machines ("ATMs"), the placement of purchase and redemption requests for shares of the Fund through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Fund is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     Securities of the Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of the Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC.

     In placing orders for portfolio securities of the Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Wells Fargo Bank, as the Investment Adviser to the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

     Brokerage Commissions.  For the periods indicated below the Fund paid the
     ---------------------
following for brokerage commissions, none of which were paid to affiliated brokers:


    Six-Month               Nine-Month
  Period Ended             Period Ended         Year Ended           Year Ended
     3/31/97                  9/30/96             12/31/95             12/31/94
     -------                  -------             --------             --------
     $7,505                   $6,233               $8,696               $31,896

     Securities of Regular Broker/Dealers.  As of March 31, 1997, the Fund owned
     ------------------------------------
securities of its "regular brokers or dealers" or its parents, as defined in the 1940 Act, as follows:

Goldman Sachs & Co.                     $9,087,000

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to the Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to the Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole.
In addition, net capital gain, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

    In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other
than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.



     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

     Under Section 1256 of the Code, the Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss.

Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

     Under Section 988 of the Code, the Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Foreign Taxes.  Income and dividends received by the Fund from sources
     -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Fund. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Fund may qualify for the reduced rate of tax on capital gain dividends paid by the Fund, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Corporate Shareholders.  Corporate shareholders of the Fund may be eligible
     ----------------------
for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. The Fund's distribution attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to the dividends.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Fund are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

    The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK


    The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

    Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in the Fund represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

    With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

    The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

    Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

    The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

    Each share of a class represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.




     Set forth below, as of November 30, 1997, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the voting securities of the Fund as a whole.

                      5% OWNERSHIP AS OF NOVEMBER 30, 1997
                      ------------------------------------

               NAME AND                      CLASS; TYPE           PERCENTAGE          PERCENTAGE
               ADDRESS                      OF OWNERSHIP            OF CLASS            OF FUND
               -------                      ------------            --------            -------
           Wells Fargo Bank                   Class A               93.54%              93.54%
           P.O. Box 63015                     Beneficially
           San Francisco, CA                  Owned
           94163



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presumed to control the Fund.


                                     OTHER


     The Company's Registration Statements, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS


     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION


     The portfolio of investments and unaudited financial statements for the Equity Index Fund and the Corporate Stock Mater Portfolio for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

     The portfolio of investments, financial statements and independent auditors' report for the Equity Index Fund and the Corporate Stock Master Portfolio for the six-month ended March 31, 1997, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.


     Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX


     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's:  The highest rating for corporate commercial paper is "P-1"
     -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P:  The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated December 15, 1997

                                 BALANCED FUND
                         DIVERSIFIED EQUITY INCOME FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                                 SMALL CAP FUND
                             STRATEGIC GROWTH FUND

                          CLASS A, CLASS B AND CLASS C

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the BALANCED, DIVERSIFIED EQUITY INCOME, EQUITY VALUE, GROWTH, SMALL CAP and STRATEGIC GROWTH FUNDS. Each Fund offers Class A Shares and Class B Shares. The Small Cap and Strategic Growth Funds also offer Class C shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated December 15, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at 1-800-222-8222.

                          HISTORICAL FUND INFORMATION

     The Balanced and Equity Value Funds were originally organized as the Pacifica Balanced and Equity Value Funds, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Balanced Fund and Pacifica Equity Value Fund were reorganized as the Company's Balanced Fund and Equity Value Fund, respectively.


     The Diversified Equity Income Fund was originally organized as the Company's Diversified Equity Income Fund. The Class A shares of the Fund commenced operations on November 18, 1992. The Class B shares of the Fund commenced operations on January 1, 1995. Prior to December 12, 1997, the Fund was known as the "Diversified Equity Income Fund."

     The Growth Fund commenced operations on January 1, 1992, as the successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's date of inception was August 2, 1990. Prior to December 12, 1997, the Growth Fund was known as the "Growth and Income Fund."

     The Small Cap Fund commenced operations on September 16, 1996, as the successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund. The inception date of the predecessor fund was November 1, 1994.

     The Strategic Growth Fund commenced operations on March 5, 1996. Prior to December 12, 1997, the Strategic Growth Fund was known as the "Aggressive Growth Fund." On December 12, 1997, the Strategic Growth Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the Company's Strategic Growth Fund (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Class A shares and the Class D shares of the Overland Fund commenced operations on January 20, 1993 and July 1, 1993, respectively. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's Strategic Growth Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Balanced Fund and Equity Value Fund may not:

     (1) borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist);

     (2) make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectus or this SAI. Neither Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets;

     (3) invest in companies for the purpose of exercising control or management;

     (4)  knowingly purchase securities of other investment companies, except
(i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Funds may invest up to 10% of their net assets in shares of other investment companies;

     (5) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

     (6) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets;

     (7) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (8) sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (9) purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (1);

     (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its advisor, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges;

     (13) write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or this SAI; however, neither Fund will invest more than 5% of its total assets in these classes of securities; nor

     (14) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The Diversified Equity Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

     (7) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

     (8) write, purchase or sell puts, calls or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The Growth Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

The Small Cap Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage pass through securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (4);

     (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (5);

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

     As a matter of non-fundamental policy, the Small Cap Fund will not hold in its portfolio the securities of issues whose market capitalization exceeds $2 billion for a period greater than 60 consecutive days. The Small Cap Fund will sell any such securities in an orderly manner to obtain optimal value for the securities.



The Strategic Growth Fund may not:


    (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1)

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

     (5) make investments for the purpose of exercising control or management, provided that the Fund may invest all its assets in a diversified open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

     (6) issue senior securities except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

     (8) purchase securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities ) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

     With respect to fundamental investment policy (7), the Fund does not intend to loan its portfolio securities during the coming year.

     Non-Fundamental Investment Policies
     -----------------------------------

  Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Directors of the Company or at any time without approval of such Fund's shareholders.

  (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

  (2) Each Fund may not invest more than 15% (10% for the Balanced and Equity Value Funds), of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

  (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

  (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of each Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

    Bank Obligations
    ----------------

    The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

        Commercial Paper
        ----------------

    The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO. Commercial paper may include variable- and floating-rate instruments.

    Convertible Securities (Lower Rated Securities)
    -----------------------------------------------

    The Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a NRSRO. The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities
(a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares.

    While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

    Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

    The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities.

Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated but determined by the advisor to be of comparable quality.

    Corporate Reorganizations
    -------------------------

     The Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.



    Custodial Receipts for Treasury Securities
    ------------------------------------------

    The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

    Emerging Markets
    ----------------

    The Diversified Equity Income, Growth, Small Cap and Strategic Growth Funds each may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depository Receipts ("ADRs"), Canadian Depository Receipts ("CDRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and International Depository Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

    There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.

        Floating- and Variable-Rate Obligations
        ---------------------------------------


    The Funds may purchase floating- and  variable-rate obligations.

Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

    The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

    The Balanced and Equity Value Funds may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

    Foreign Obligations
    -------------------


    The Funds may invest in foreign securities through American Depository Receipts ("ADRs"), Canadian Depository Receipts ("CDRs"), European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs") and Global Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each Fund may not invest 25% or more of its assets in foreign obligations.

    Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

    Foreign Currency Transactions
    -----------------------------

    The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    Because the Balanced and Equity Value Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

    Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

    Forward Commitments, When-Issued Purchases and Delayed-Delivery
    ---------------------------------------------------------------
    Transactions
    ------------

    Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

    Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

    Loans of Portfolio Securities
    -----------------------------

    Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

    A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

    Money Market Instruments and Temporary Investments
    ----------------------------------------------------

    The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.




    Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the

    Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.





    Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

    Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

    Mortgage-Related Securities
    ---------------------------

    The Balanced and Diversified Equity Income Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.



    There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

    Other Asset-Backed Securities
    -----------------------------

    The Balanced, Diversified Equity Income, Equity Value and Growth Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

    Options Trading
    ---------------

    The funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

    Call and Put Options on Specific Securities. The Equity Value and Small Cap Funds may invest in call and put options on a specific security. The Strategic Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities). Each of the Balanced and Equity Value Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

    A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

    The Balanced, Equity Value and Small Cap Funds may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25%. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

    Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

    Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.


    The Funds may also write covered call and secured put options from time to time as the advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

    A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

    The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

    A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

    When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

    There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     The Small Cap and Strategic Growth Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.





    The Small Cap and Strategic Growth Funds may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

    Stock Index Options. The Funds may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets.

    The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

    Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

    A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

    Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, a Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

    The Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

    Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

    The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

    Other Investment Companies
    --------------------------

    The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

      Privately Issued Securities
      ---------------------------



    The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment advisor, under guidelines approved by Board of Directors of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

      Unrated Investments
      -------------------

    The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

    U.S. Government Obligations
    ---------------------------

    The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

    Warrants
    --------

    The Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

    Zero Coupon Bonds
    -----------------

    The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.


    Nationally Recognized Statistical Ratings Organizations
    -------------------------------------------------------

    The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

    The payment of principal and interest on debt securities purchased by the Balanced and Equity Value Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

    Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

    The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

    The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

    Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

    There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

    Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

    There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

    Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

    The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

    The Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

    There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                Principal Occupations
Name, Age and Address                       Position             During Past 5 Years
---------------------                       --------            ---------------------
Jack S. Euphrat, 75                         Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                         Director,           Executive Vice President of Stephens; Manager
                                            Chairman and        of Financial Services Group;

                                            President           President of Stephens Insurance Services Inc.;
                                                                Senior Vice President of Stephens Sports Management
                                                                Inc.; and President of Investor Brokerage Insurance
                                                                Inc.

Thomas S. Goho, 55                          Director            Associate Professor of Finance of the School
321 Beechcliff Court                                            of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                        University since 1982.

Joseph N. Hankin, 57                        Director            President of Westchester Community College
75 Grasslands Road                                              since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                            University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                       Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                         Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                        Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                               Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                            of Renaissance Properties Ltd.; President of
                                                                Morse Investment Corporation; and Co-Managing
                                                                Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                   Chief Operating     Associate of Financial Services Group of
                                            Officer,            Stephens; Director of Stephens Sports
                                            Secretary and       Management Inc.; and Director of Capo Inc.
                                            Treasurer

                               Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                               Total Compensation
                             Aggregate Compensation             from Registrant
Name and Position               from Registrant                 and Fund Complex
-----------------            ----------------------            ------------------
Jack S. Euphrat                    $11,250                         $33,750
Director
R. Greg Feltus                     $     0                         $     0
Director
Thomas S. Goho                     $11,250                         $33,750
Director

Joseph N. Hankin                    $     0                        $     0
Director
(appointed as of 9/6/96)
W. Rodney Hughes                    $ 9,250                        $27,750
Director
Robert M. Joses                     $11,250                        $33,750
Director
J. Tucker Morse                     $ 9,250                        $27,750
Director

     As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                     Annual Rate
Fund                                       (as percentage of net assets)
----                                       -----------------------------
Balanced                                           0.60%
Diversified Equity Income                          0.50%
Equity Value                                       0.50%
Growth                                             0.50% up to $250 Mil.
                                                   0.40% next $250 Mil.
                                                   0.30% over $500 Mil.
Small Cap                                          0.60%
Strategic Growth                                   0.50%

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                      Six-Month
                                                     Period Ended
                                                        3/31/97
                                                     ------------
                Fund                          Fees Paid         Fees Waived
                ----                          ---------         -----------
                Balanced                      $261,078          $30,456
                Diversified Equity Income     $443,468          $  0
                Equity Value                  $557,096          $  0
                Growth                        $782,529          $  0
                Small Cap                     $ 89,707          $  0
                Strategic Growth*             $733,756          $  0

                ---------------

                * Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Balanced and Equity Value Funds. Prior to March 18, 1994, the advisor for
     -------------------------------
the predecessor portfolio to the Balanced and Equity Value Funds was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc.
("FICM").

     The Pacifica Balanced and Equity Value Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor FICM served as advisor to the Pacifica Balanced and Equity Value Funds. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Balanced and Equity Value Funds.

     For the period begun April 1, 1996 and ended September 5, 1996, the Pacifica predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:


                                                      Year Ended
                                                      ----------
                                                        9/30/96
                                                        -------

                    Fund                      Fees Paid            Fees Waived
                    ----                      ---------            -----------
                Balanced                      $  750,323             $4,608
                Equity Value                  $1,378,145             $  0

     For the periods indicated below, the prior advisor was entitled to receive advisory fees from the Pacifica Balanced and Equity Value

Funds at the same annual rates as those currently in effect. For such fiscal years, the prior advisor was entitled to receive the advisory fees indicated below.


        and the indicated amounts were waived:


                        Year Ended                      Year Ended
                         9/30/95                         9/30/94
                         -------                         -------
Fund            Fees Paid       Fees Waived     Fees Paid       Fees Waived
----            ---------       -----------     ---------       -----------
Balanced        $579,850            $ 0         $683,626            $ 0
Equity Value    $992,870            $ 0         $953,400            $ 0

        Diversified Equity Income and Growth Funds. For the periods indicated
        ------------------------------------------
below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                              Nine-Month
                             Period Ended             Year Ended            Year Ended
                               9/30/96                 12/31/95              12/31/94
                          ------------------      ----------------      -------------------
                          Fees         Fees       Fees       Fees       Fees         Fees
       Fund               Paid        Waived      Paid      Waived      Paid         Waived
       ----               ----        ------      ----      ------      ----         ------
Diversified Equity      $415,025        $ 0     $312,512      $ 0     $192,033        $ 0
Income
Growth                  $799,899        $ 0     $754,149      $ 0     $587,977        $ 0

     Small Cap Fund. Prior to September 16, 1996, Wells Fargo provided advisory
     --------------
services to the Collective Investment Fund, the predecessor to the Small Cap Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its net assets for "Audit Expenses." There were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.

     Prior to December 12, 1997, the Small Cap Fund did not engage in investment advisor because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The Small Cap Fund invested in the Small Cap Master Portfolio. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract.

     For the period begun September 16, 1996 (the Small Cap Fund's commencement of operations) and ended September 30, 1996, the Small Cap Master Portfolio paid to Wells Fargo Bank $6,129 in advisory fees on behalf of the Small Cap Fund. No fees were waived.

     Strategic Growth Fund. Immediately prior to the Consolidation,the Strategic
     ---------------------
Growth Fund did not engage an investment advisor because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract. For the period from inception (January 20, 1993) to February 20, 1996, the predecessor portfolio operated on a stand-alone basis, did not participate in a master/feeder structure and retained the services of Wells Fargo Bank as investment advisor for the Fund.

     As discussed herein under "Historical Fund Information," on December 12, 1997, the Overland Strategic Growth Fund was reorganized with and into the Fund. For financial reporting purposes the Overland Fund is considered the accounting survivor of the reorganization and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of the advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund.

     For the year ended December 31, 1994, the Overland Fund incurred $197,689 in advisory fees payable to Wells Fargo Bank, and $9,550 of such fees were waived. For the year ended December 31, 1995, the predecessor portfolio incurred $302,821 in advisory fees payable to Wells

Fargo Bank. For the period beginning January 1, 1996 and ended February 20, 1996, the predecessor portfolio incurred $59,742 in advisory fees payable to Wells Fargo Bank. For the period begun February 20, 1996 and ended December 31, 1996, the Master Portfolio incurred $674,014 in advisory fees payable to Wells Fargo Bank on behalf of the Fund. Wells Fargo Bank did not waive advisory fees in 1995 and 1996.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     PORTFOLIO MANAGERS.  Mr. Brian Mulligan is responsible, as co-manager, for
     ------------------
the day-to-day management of the portfolio of the Growth Fund. Mr. Mulligan has been co-manager since October 1, 1995. Mr. Mulligan joined Wells Fargo Bank in 1986 through its acquisition of Crocker National Bank, where he had been a portfolio manager. He is a Vice-President and Manager of the San Francisco Investment Office, where he is primarily responsible for personal accounts including individuals, charitable foundations and IRAs. He also covers, from a research standpoint, the telecommunications and electric utility industries. He graduated from Skidmore College with a B.S. in Business Management. He is a chartered financial analyst and serves as a member of the staff of graders. In addition, Mr. Mulligan is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.

     Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth Fund since February 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in International Relations and Economics and is working toward her chartered financial analyst designation.

     Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolios of the Balanced, Equity Value and Diversified Equity Income Funds since February 1, 1997. Mr. Wardlaw joined Wells Fargo Bank in 1986 and has eight years of investment experience. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analysts. He is also a member of the Association for Investment management and Research and the American Association of Individual Investors.

     Ms. Tamyra Thomas assumed responsibility as a portfolio co-manager for the day-to-day management of the bond portion of the Balanced Fund as of September, 1996. She is a Senior Vice-President, the Chief Fixed Income Investment Officer, and Chair of the Investment Management Group of Wells Fargo Bank. She is also Chair of the Investment Management Group Policy Committee. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice-President and Manager of the Investment Department and Chairman of the Trust Investment Committee. She holds a B.S. from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.

     Mr. Allen Wisniewski has been responsible, as co-manager, for the day-to-day management of the portfolio of the Diversified Equity Income Fund since November 1992. Mr. Wisniewski is also responsible, as co-manager, for the day-to-day management of the portfolio of the Equity Value Fund. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. and M.B.A. in Economics and Finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.

     Mr. Jon Hickman has managed the Small Cap Fund since its inception in September 1996. Mr. Hickman had also co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1996. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in Finance from Brigham Young University.

     Mr. Kenneth Lee became a portfolio co-manager to the Small Cap Fund as of June 18, 1997 and is responsible for providing fundamental security analysis and portfolio management. Mr. Lee joined Wells Fargo Bank in 1993 and went from Investment Operations to the Portfolio Management group in 1995. Prior to 1993, he worked as an associate at Wells Fargo Nikko Investment Advisors and at Dean Witter Reynolds (Morgan Stanley Dean Witter Discover) Mr. Lee has over 8 years experience in the industry. He holds bachelor degrees in Economics and Organizational Studies from the University of California at Davis

     Mr. Steve Enos has managed the Strategic Growth Fund since its inception in March of 1996. Mr. Enos co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September, 1996. Mr. Enos joined Wells Fargo in 1993 and is a member of the Wells Fargo Bank Growth Equity Team. He began his career with First Interstate Bank, where he was assistant vice president and portfolio manager. From 1991 to 1993, Mr. Enos was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in economics from the University of California at Davis.

Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

     Mr. Chris Greene joined Wells Fargo Bank on April 1, 1997, to work as portfolio co-manager of the Strategic Growth Fund. Immediately prior to joining Wells Fargo Bank, Mr. Greene worked for three years in the Mergers & Acquisitions group for Hambrecht & Quist, an investment banking firm focusing on growth companies. Before that, he worked for two years at GB Capital Management and prior to that, he worked at Wood Island Associates, firms focusing on equity and fixed-income securities. He has over five years experience in the industry. Mr. Greene received his B.A. in Economics from Claremont McKenna College.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:




                                                           Six-Month
                                                         Period Ended
                                                           3/31/97
                                                         ------------
   Fund                                 Total             Wells Fargo           Stephens
   ----                                 -----             -----------           --------
Balanced                              $ 25,743             $ 5,149              $ 20,594
Diversified Equity Income             $ 36,085             $ 7,217              $ 28,868
Equity Value                          $ 59,479             $11,896              $ 47,583
Growth                                $ 64,992             $12,998              $ 51,994
Small Cap                             $  8,027             $ 1,605              $  6,422
Strategic Growth/*/                   $211,420                 N/A              $211,420

__________________

/ */Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

    Balanced and Equity Value Funds.  The Pacifica Balanced and Equity Value
    -------------------------------
Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to

September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica Balanced and Equity predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors portfolios.

     From September 6, 1996 to February 1, 1997, Stephens served as the Funds' sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The following table reflects administration fees paid by the Funds to Stephens for the period begun September 6, 1996 and ended September 30, 1996. The table also reflects the net administration fees paid to the respective former Administrators of the predecessor portfolios for periods prior to September 6, 1996.


                          Year Ended                Year Ended                  Year Ended
                          9/30/96/*/                  9/30/95                   9/30/94
                          ----------                ---------                   ----------

                             Fees              Fees           Fees          Fees         Fees
                             Paid              Paid          Waived         Paid        Waived
  Fund
Balanced                $   130,709             $193,283        $19,328     $227,896      $22,808
Equity Value            $   240,273             $330,957        $33,096     $317,992      $31,972

____________________

/*/ The amounts for the year ended September 30, 1996 reflect fees after waivers.


     Diversified Equity Income, Growth and Small Cap Funds.  For the periods
     -----------------------------------------------------
indicated below, the Funds paid the following dollar amounts of administration fees to Stephens who, as sole Administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Diversified Equity Income Fund's average daily net assets and 0.05% of the Growth and Small Cap Funds' average daily net assets:

                             Nine-Month
                            period Ended         Year Ended          Year Ended
                              9/30/96             12/31/95            12/31/94
  Fund                       ---------           ----------          ----------
  ----
Diversified Equity Income     $ 24,902           $  18,751           $  11,522
Growth                        $ 51,193           $  45,249           $  35,279
Small Cap/*/                  $ 492/*/                 N/A                 N/A

____________________

/*/ The fees are for the period begun September 16, 1996 and ended September 30, 1996.

     Strategic Growth Fund.  Prior to February 1, 1997, Stephens served as sole
     ---------------------
Administrator to the predecessor portfolio. Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the predecessor portfolio's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million.

     For the periods indicated below, the predecessor portfolio paid the following dollar amounts of administration fees to Stephens:


               Year Ended                              Year Ended
                12/31/95                                12/31/94
               ----------                              ----------
                $91,128                               $  62,623


     SPONSOR AND DISTRIBUTOR.    Stephens (the "Distributor"), located at 111
     -----------------------
Center Street, Little Rock, Arkansas 72201, serves as Sponsor and Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans and pursuant to the related Distribution Agreement, the indicated Funds pay Stephens the amounts listed below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class.

        Fund                              Fee
        ----                              ---
Balanced
   Class A                               0.10%
   Class B                               0.75%
Diversified Equity Income
   Class B                               0.70%
Equity Value
   Class A                               0.10%
   Class B                               0.75%
Growth
   Class B                               0.70%
Small Cap
   Class A                               0.10%
   Class B                               0.75%
   Class C                               0.75%
Strategic Growth
   Class A                               0.10%
   Class B                               0.75%
   Class C                               0.75%


     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the Diversified Equity Income and Growth Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for reimbursement of actual expenses.

     For the six-month period ended March 31, 1997, the Fund's Distributor received the following fees for distribution-related services, as set forth below, under each Fund's Plan:

                                                 Printing &
                                                  Mailing        Marketing      Compensation to
             Fund                   Total        Prospectus      Brochures        Underwriters
             ----                   -----        ----------      ---------        ------------
 Balanced
     Class A                         $  5,405    $  4,524        $    881             N/A
     Class B                         $    229       N/A             N/A            $    229
 Diversified Equity Income
     Class A                         $ 31,861    $ 25,347        $  6,514             N/A
     Class B                         $ 90,397       N/A             N/A            $ 90,397
 Equity Value
     Class A                         $  4,136    $  3,602        $    534             N/A
     Class B                         $  2,211       N/A             N/A            $  2,211
 Growth
     Class A                         $ 47,261    $ 29,481        $ 17,780             N/A
     Class B                         $ 63,767       N/A             N/A            $ 63,767
 Small Cap
     Class A                         $  2,429    $  2,394        $     34             N/A
     Class B                         $  3,285       N/A             N/A            $  3,285
 Strategic Growth*
     Class A                         $219,637       N/A             N/A            $219,637
     Class C                         $332,019       N/A             N/A            $332,019

-------------------
* Indicates fees paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

__________________


     Balanced and Equity Value Funds.  For the year ended September 30, 1996,
     -------------------------------
the Balanced Fund paid $82,632 and the Equity Value Fund paid $58,241 to the Distributor in distribution-related fees for expense reimbursement under each Fund's Plan for Class A shares.


     For the period begun September 6, 1996 and ended September 30, 1996, the Distributor received no compensation from the Balanced and Equity Value Funds, under each such Fund's Plan for Class B shares. Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolios. The figures above reflect amounts paid to PFD through September 5, 1996 and amounts paid to Stephens for the period begun September 6, 1996 and ended September 30, 1996.

     Under a distribution plan adopted for the Pacifica Balanced and Equity Value Funds, Pacifica, on behalf of the Funds, paid directly or reimbursed PFD monthly for costs and expenses of marketing their shares.

     Diversified Equity Income, Growth and Small Cap Funds.  For the period
     -----------------------------------------------------
ended September 30, 1996, the Distributor received the following amounts of distribution-related fees for the specified purposes set forth below under each Plan.

                                                 Printing &
                                                  Mailing        Marketing      Compensation to
            Fund                   Total         Prospectus      Brochures        Underwriters
            ----                   -----         ----------      ---------        ------------
Diversified Equity Income/1/
   Class A                         $     0       $    0          $     0                 N/A
   Class B                         $49,796          N/A              N/A             $49,796
Growth Fund/1/
   Class A                          35,064       $1,266          $33,798                 N/A
   Class B                         $43,495          N/A              N/A             $43,495
Small Cap/2/
   Class A                         $     2       $    0          $     2                 N/A
   Class B                         $     0          N/A              N/A             $     0

____________________

/1/ Indicated amounts reflect fees paid for the nine-month period begun January
    1, 1996 and ended September 30, 1996.

/2/ Indicated amounts reflect fees paid for the period begun September 16, 1996 and ended September 30, 1996.

     For the period ended September 30,

1996, WFSI and its registered representatives received no compensation under each Plan.


     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested

 Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.


    SHAREHOLDER SERVICING AGENT.  The Balanced, Equity Value, Small Cap and
    ---------------------------
Strategic Growth Funds have approved Servicing Plans and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, for both Class A and Class B shares. The Diversified Equity Income and Growth Funds have entered into Shareholder Servicing Agreements for both Class A and Class B shares and have approved Servicing Plans for their Class B shares. The Small Cap and Strategic Growth Funds also have adopted Servicing Plans and have entered into related Shareholder Servicing Agreements for their Class C shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plans and Agreements are shown below. The Servicing Plans and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.


       Fund                              Fee
       ----                              ---

Balanced
   Class A                               0.25%
   Class B                               0.25%
Diversified Equity Income
   Class A                               0.30%
   Class B                               0.30%
Equity Value
   Class A                               0.25%
   Class B                               0.25%


     Fund                                Fee
     ----                                ---

Growth
   Class A                              0.30%
   Class B                              0.30%
Small Cap
   Class A                              0.25%
   Class B                              0.25%
   Class C                              0.25%
Strategic Growth
   Class A                              0.25%
   Class B                              0.25%
   Class C                              0.25%


    For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                  Six-Month
                                                Period Ended
   Fund                                            3/31/97
   ----                                         ------------

Balanced
   Class A                                        $ 41,580
   Class B                                             79
Diversified Equity Income
   Class A                                        227,203
   Class B                                         38,878
Equity Value
   Class A                                         24,608
   Class B                                            736
Growth
   Class A                                        426,074
   Class B                                         27,329
Small Cap
   Class A                                              0
   Class B                                              0
Strategic Growth/*/
   Class C                                        110,673

__________________

/*/Indicates fees paid by the Overland predecessor portfolio on behalf of Class D shares for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Balanced and Equity Value Funds.  For the period begun October 1, 1995 and
     -------------------------------
ended September 5, 1996, and under similar service agreements for the Pacifica Balanced and Equity Value Funds, payments were made to First Intestate Bancorp. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees, after waivers and reimbursements, were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the following dollar amounts in shareholder servicing fees for the year ended September 30, 1996:


                                              Year Ended
   Fund                                         9/30/96
   ----                                       ----------
Balanced
   Class A                                     $ 76,743
   Class B                                        N/A
Equity Value
   Class A                                     $ 36,350


     Diversified Equity Income and Growth Funds.  The dollar amount of
     ------------------------------------------
shareholder servicing fees paid by the Diversified Equity Income and Growth Funds to Wells Fargo Bank or its affiliates for the period ended September 30, 1996 were as follows:


                                                      Nine-Month
                                                     Period Ended
                                                       9/30/96
   Fund                                              ------------
   ----
Diversified Equity Income                              $249,015
Growth                                                 $457,088

   Small Cap Fund.  The Class A and B shares of the Small Cap Fund did not pay
   --------------
any shareholder servicing fees to Wells Fargo Bank or its affiliates for the period begun September 16, 1996 and ended September 30, 1996.

   General.  Each Servicing Plan will continue in effect from year to year if
   -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank:

Fund                             Custody Fees
----                             ------------

Balanced                           $     0
Diversified Equity Income          $     0
Equity Value                       $     0
Growth                             $28,876
Small Cap                          $     0
Strategic Growth*                  $32,162

___________________

/*/Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Balanced and Equity Value Funds.  FICAL, located at 707 Wilshire Blvd., Los
     -------------------------------
Angeles, California 90017, acted as Custodian to the Pacifica Balanced and Equity Value Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

     For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:



                                Year Ended
Fund                              9/30/96
----                            ----------
Balanced                          $      0
Equity Value                      $ 40,035


     Diversified Equity Income, Growth and Small Cap Funds.  For the period
     -----------------------------------------------------
indicated below, the Diversified Equity Income, Growth and Small Cap Funds paid the following dollar amounts in custody fees, without regard to Class, after waivers, to Wells Fargo Bank:


                                                Nine-Month
      Fund                                     Period Ended
      -----                                      9/30/96
                                                 --------
Diversified Equity Income                        $      0
Growth                                           $ 17,963
Small Cap/*/                                     $      0

---------------

/*/Indicated amount reflects fees paid for the period begun September 16, 1996 and ended September 30, 1996.


     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each Fund's Class A and B shares.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:

        Fund                          Transfer Agency Fees
        ----                          --------------------
Balanced                                   $      0
Diversified Equity Income                  $ 82,838
Equity Value                               $ 77,309
Growth                                     $175,860
Small Cap                                  $      0
Strategic Growth*                          $166,001

__________________

/*/Indicates fees paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Balanced and Equity Value Funds.  Under the prior transfer agency agreement
     -------------------------------
for the Balanced and Equity Value Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the Pacifica predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     Diversified Equity Income Fund.  Under the prior transfer agency agreement
     ------------------------------
for the Diversified Equity Income Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For the nine-month period ended September 30, 1996, the Diversified Equity Income Fund paid $27,158, after waivers, in transfer and dividend disbursing agency fees to Wells Fargo Bank or its affiliates.

     Growth Fund.  Under the prior transfer agency agreement for the Growth
     -----------
Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For the nine-month period ended September 30, 1996, the Growth Fund paid $217,737, without regard to class and after waivers, in transfer and dividend disbursing agency fees to Wells Fargo Bank.

     Small Cap Fund.  Under the prior transfer agency agreement for the Small
     --------------
Cap Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets of each class of the Fund, as well as reimbursement for all reasonable out-of-pocket expenses.

     For the period begun September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid to Wells Fargo Bank $617, without regard to Class and after waivers, in transfer and dividend disbursing agency fees.

     Strategic Growth Fund.  Under the prior transfer agency agreement for the
     ---------------------
Strategic Growth Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets, regardless of Class, as well as reimbursement for reasonable out-of-pocket expenses.

     UNDERWRITING COMMISSIONS.  For the six-month period ended March 31, 1997,
     ------------------------
the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243 and Stephens retained 241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,333. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

     For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.

     For the year ended December 31, 1994, Stephens retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 in underwriting commissions in connection with the purchase or redemption of the Company's shares.

                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Class A shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the Pacifica Balanced Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Balanced Fund. Performance shown or advertised for the Class B shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B sales charges and expenses.

     Performance shown or advertised for the Class B shares of the Stagecoach Diversified Equity Income Fund for periods prior to January 1, 1995 reflects performance of the Class A shares of such Fund, with expenses of the Class A shares adjusted to reflect Class B sales charges and expenses.

     Performance shown or advertised for the Class A shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the Pacifica Equity Value Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Value Fund. Performance shown or advertised for the Class B shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B sales charges and expenses.

     Performance shown or advertised for the Class A shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the Select Stock Fund of Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Growth Fund. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for the periods January 1, 1992 to January 1, 1995 reflects performance of the Class A shares of such Fund, with expenses of the Class A shares adjusted to reflect Class B sales charges and expenses. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the predecessor portfolio, with expenses adjusted to reflect Class B sales charges and expenses.

     Performance shown or advertised for the Class A shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund. Performance shown or advertised for the Class B shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the predecessor portfolio, with expenses adjusted to reflect Class B sales charges and expenses. Performance shown or advertised for the Class C shares of the Stagecoach Small Cap Fund reflects the performance of the Class B shares, which as discussed above, reflects performance of the shares of the predecessor portfolio for periods prior to September 16, 1996, adjusted for Class B sales charges and expenses.

     Performance shown or advertised for the Class A shares of the Stagecoach Strategic Growth Fund, reflects performance of the Class A shares of the Overland Express Strategic Growth Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class C shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect the sales charges and expenses of the Class C shares. Performance shown or advertised for the Class B shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class B shares.


Average Annual Total Return for the Applicable Period ended September 30, 1997/1/

                                                                 Five        Three        One
                                                Inception        Year         Year        Year
                                                ---------        ----         ----        ----
Balanced
  Class A                                         11.76%        12.35%      13.42%      18.79%
  Class B                                         11.82%        12.54%      13.96%      19.57%
Diversified Equity Income
  Class A                                         16.15%         N/A        20.24%      22.31%
  Class B                                         16.37%         N/A        21.05%      23.26%
Equity Value
  Class A                                         15.82%        20.31%      22.28%      36.62%
  Class B                                         15.91%        20.63%      23.06%      38.40%
Growth
  Class A                                         15.57%        15.85%      21.29%      23.57%
  Class B                                         15.74%        16.22%      22.13%      24.41%
Small Cap
  Class A                                         38.80%        N/A           N/A       18.74%
  Class B                                         39.99%        N/A           N/A       19.53%
  Class C                                         40.53%        N/A           N/A       23.53%
Strategic Growth
  Class A                                         22.90%        N/A         24.69%      12.79%
  Class B                                         22.64%        N/A         25.06%      12.21%
  Class C                                         22.83%        N/A         25.69%      16.21%


/1/ Return calculations reflect the inclusion of sales charges.

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

            Cumulative Total Return for the Applicable Period Ended
            -------------------------------------------------------


                             September 30, 1997/1/
                             ---------------------

                                                             Five       Three
                                               Inception     Year       Year
                                               ---------     ----       -----
Balanced
  Class A                                      123.89%       78.88%      45.89%
  Class B                                      124.85%       80.50%      48.01%

Diversified Equity Income
  Class A                                      107.48%         N/A       73.85%
  Class B                                      110.74%         N/A       77.36%

Equity Value
  Class A                                      190.01%       152.03%     82.85%
  Class B                                      191.59%       155.48%     86.36%

Growth
  Class A                                      182.18%       108.71%     78.43%
  Class B                                      185.10%       112.02%     82.18%

Small Cap
  Class A                                      160.21%          N/A        N/A
  Class B                                      166.77%          N/A        N/A
  Class C                                      169.77%          N/A      23.53%

Strategic Growth
  Class A                                      163.98%          N/A      93.87%
  Class B                                      163.62%          N/A      95.58%
  Class C                                      165.62%          N/A      98.58%


_______________

/1/  Return calculations reflect the inclusion of sales charges.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.



     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a

Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."



     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $57 billion of assets of individual, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a

Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE


     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.




     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.




                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that a Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and
(iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


     In placing orders for portfolio securities of a Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.





     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Balanced, Diversified Equity Income and Equity Value Funds. Purchases and
     ----------------------------------------------------------
sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.


     Brokerage Commissions.  For the six-month period ended March 31, 1997, the
     ---------------------
Funds paid brokerage commissions as follows:


            Fund                               Commissions
            ----                               -----------

            Balanced                           $ 91,032
            Diversified Equity Income          $329,703
            Equity Value                       $282,027
            Growth                             $466,282
            Small Cap                          $ 34,324
            Strategic Growth*                  $ 27,405

__________________

* Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     The predecessor portfolio to the Strategic Growth Fund paid brokerage commissions as indicated below for the years ended December 31,

1995 and 1994. The Diversified Equity Income and Growth Funds paid the following brokerage commissions for the nine-month period ended September 30, 1996 and the years ended December 31, 1995 and 1994:


                                      Nine-Month
                                     Period Ended    Year Ended      Year Ended
      Fund                              9/30/96       12/31/95        12/31/94
      ----                              -------       --------        --------

Strategic Growth                          N/A          $190,359       $171,356
Diversified Equity Income              $267,469        $193,078       $134,777
Growth                                 $531,052        $607,442       $407,643


     During the years ended September 30, 1996, 1995 and September 30, 1994, the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:




                        Year Ended   Year Ended   Year Ended
Fund                      9/30/96      9/30/95      9/30/94
----                      -------      -------      -------

Equity Value             $575,504      $619,124     $247,218
Balanced                 $254,191      $197,751     $104,835

     During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.



     For the period beginning September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid $1,856 for brokerage commissions.

     Securities of Regular Brokers or Dealers.  As of March 31, 1997, each Fund
     ----------------------------------------
owned
securities of its "regular brokers or dealers" or their parents as defined in the Investment Company Act of 1940 as follows:


Fund                               Broker/Dealer              Amount
----                               -------------              ------
Balanced                           Goldman Sachs & Co.         $  887,000
                                   J.P. Morgan                 $1,127,000

Diversified Equity Income          Goldman Sachs & Co.         $4,715,000
                                   J.P. Morgan                 $3,638,000

Equity Value                       Goldman Sachs & Co.         $9,087,000

Growth                             Goldman Sachs & Co.         $3,206,000
                                   J.P. Morgan                 $7,792,000

Small Cap                          None                        None

Strategic Growth                   None                        None


     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.



                                 FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of a Funds, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.



     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

     Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

     Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Foreign Taxes.  Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.


     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies

, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A Fund's distribution attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if
(i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to the dividends.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.


     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.


     Other Matters.  Investors should be aware that the investments to be made
     -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK



     The Funds are six of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.



     Set forth below as of November 30, 1997 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF NOVEMBER 30, 1997



                          Name and                    Class; Type         Percentage       Percentage
     Fund                 Address                     of Ownership         of Class         of Fund
     ----                 -------                     ------------         --------         -------
STRATEGIC           Wells Fargo Bank            Class A                    62.05%           43.90%
GROWTH FUND         P.O. Box 63015              Beneficially Owned
                    San Francisco, CA  94163

                    Stephens Inc.               Class A                     9.57%            6.80%
                    111 Center Street           Record Holder
                    Little Rock, AR  72201

BALANCED FUND       Stephens Inc.               Class A                    61.71%           21.20%
                    111 Center Street           Beneficially Owned
                    Little Rock , AR  72201

                    Stephens Inc.               Class B                    98.95%             N/A
                    111 Center Street           Beneficially Owned
                    Little Rock , AR  72201

EQUITY VALUE        Stephens Inc.               Class A                    56.14%            4.90%
FUND                111 Center Street           Beneficially Owned
                    Little Rock , AR  72201

                          Name and                    Class; Type         Percentage       Percentage
     Fund                 Address                     of Ownership         of Class         of Fund
     ----                 -------                     ------------         --------         -------
                    Stephens Inc.                Class B                    9.51%             N/A
                    P.O. Box 34127               Beneficially Owned for
                    Little Rock , AR  72201      Acct. 76809054

                    Stephens Inc.                Class B                    5.80%             N/A
                    P.O. Box 34127               Beneficially Owned for
                    Little Rock , AR  72201      Acct. 76892939

                    Vladimir Sirota              Class B                   36.11%             N/A
                    P.O. Box 46399               [Record Holder]
                    Los Angeles, CA 90046

                    Stephens Inc.                Class B
                    P.O. Box 34127               Beneficially Owned for     5.45%             N/A
                    Little Rock , AR  72201      Acct. 77190754

                    Stephens Inc.                Class B                    5.45%             N/A
                    P.O. Box 34127               Beneficially Owned for
                    Little Rock , AR  72201      Acct. 77190768

                    Stephens Inc.                Class B                   10.97%             N/A
                    P.O. Box 34127               Beneficially Owned for
                    Little Rock , AR  72201      Acct. 77539283


DIVERSIFIED         Wells Fargo Bank             Class A                   34.80%           29.40%
EQUITY INCOME       P.O. Box 63015               Beneficially Owned
                    San Francisco, CA  94163

GROWTH              Wells Fargo Bank             Class A                   53.01%           46.20%
                    P.O. Box 63015               Beneficially Owned
                    San Francisco, CA  94163

SMALL CAP           Wells Fargo Bank             Institutional Class       93.49%           86.30%
                    420 Montgomery Street        Record Holder
                    San Francisco, CA  9410

                    Wells Fargo Bank             Class A                   48.93%             N/A
                    P.O. Box 63015               Beneficially Owned
                    San Francisco, CA  9416

                    Stephens Inc.                Class A                   33.62%             N/A
                    111 Center Street            Beneficially Owned
                    Little Rock, AR  72201

                    Stephens Inc.                Class B                    5.90%             N/A
                    P.O. Box 34127               Beneficially Owned
                    Little Rock, AR  72203       Acct. 77586707

                    Stephens Inc.                Class B                   11.71%             N/A
                    P.O. Box 34127               Beneficially Owned
                    Little Rock, AR  72203       Acct. 77478661


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the Balanced, Diversified Equity Income, Equity Value, Growth and Small Cap Funds for the six-month period ended September 30, 1997 are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

     The portfolio of investments and unaudited financial statements for the Overland Strategic Growth Fund, the predecessor portfolio to the Company's Strategic Growth Fund, for the six-month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors' reports for the Balanced, Diversified Equity Income, Equity Value, Growth and Small Cap Funds for the year ended March, 31, 1997 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 4, 1997.

     The portfolio of investments, audited financial statements and independent auditors' reports for the Overland Strategic Growth Fund, the predecessor portfolio to the Company's Strategic Growth Fund for the year ended December 31, 1996 are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     The Company's Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.


Corporate Bonds
---------------

     Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Corporate Commercial Paper
--------------------------

     Moody's:  The highest rating for corporate commercial paper is "P-1"
     -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P:  The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated December 15, 1997

                           INTERNATIONAL EQUITY FUND

                    CLASS A, CLASS B AND INSTITUTIONAL CLASS

                        ==============================
    Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about a fund in the Stagecoach Family of Funds (the "Fund") -- the INTERNATIONAL EQUITY FUND. This SAI relates to the Fund's Class A, Class B and Institutional Class shares.

    This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated December 15, 1997. All terms used in this SAI that are defined in the Fund's Prospectus have the meaning assigned in such Prospectus.
A copy of the Prospectus may be obtained without charge by writing to Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at 1-800-222-8222.
                        ==============================

                               TABLE OF CONTENTS

                                                  Page
                                                  ----
Historical Fund Information.....................     1
Investment Restrictions.........................     1
Additional Permitted Investment Activities......     2
Risk Factors....................................    15
Management......................................    17
Performance Calculations........................    23
Determination of Net Asset Value................    27
Additional Purchase and Redemption Information..    28
Portfolio Transactions..........................    29
Fund Expenses...................................    30
Federal Income Taxes............................    31
Capital Stock...................................    37
Other...........................................    38
Independent Auditors............................    38
Financial Information...........................    38
Appendix........................................   A-1

                          HISTORICAL FUND INFORMATION

    The International Equity Fund commenced operations on September 24, 1997.

                            INVESTMENT RESTRICTIONS

        Fundamental Investment Policies
        -------------------------------

    The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

The Fund may not:

      (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

      (2) issue senior securities, except as permitted by applicable law;

      (3) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations; nor

      (4) borrow money, except as permitted by applicable law.

      (5) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

      (6) underwrite securities of other issuers, except to the extent that the purchase of securities directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

      (7) make investments for the purpose of exercising control or management;


      (8) make loans, except as permitted by applicable law;


      (9) purchase or sell commodities or commodities contracts, except that the Fund may, on such conditions as may be set forth in the Fund's Prospectus and this Statement of Additional Information, purchase, sell or enter into futures contracts, foreign currency forward contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws; nor

        Non-Fundamental Investment Policies
      -------------------------------------

          The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without shareholder approval.

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) The Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

    The Fund does not invest in the following types of derivatives that generally are considered to be potentially volatile: capped floaters, leveraged floaters, range floaters, dual index floaters or inverse floaters.
Additionally, the Fund will not invest in securities whose interest rate reset provisions materially lag short-term interest rates, such as Cost of Funds Index Floaters or other derivative instruments the Fund considers to have the potential for excessive volatility.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

    Set forth below are descriptions of certain investments and additional investment policies for the Fund.

      Emerging Markets
      ----------------

    The Fund may invest up to 25% of its assets in equity securities of companies in "emerging markets." Emerging markets are those financial markets associated with emerging market countries as considered by the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank), the International Finance Corporation, and the international financial community. Wells Fargo Bank may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

    There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

        Foreign Obligations and Securities
        ----------------------------------

    The foreign securities in which the Fund may invest include common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investment whether denominated in foreign currencies or U.S. dollars.

    The Fund also may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

    In addition, for temporary defensive purposes, the Fund may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

    Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

    From time to time, investments in other investment companies may be the most effective available means by which the Fund may invest in securities of issuers in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the Fund would continue to pay its own management fees and other expenses. The Fund may invest in these investment funds and in registered investment companies subject to the provisions of the Investment Company Act of 1940 ("1940 Act"). Such investment funds or investment companies may be "passive foreign investment companies" (as described in "Taxes" below) and may result in special federal income tax consequences.

    Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

        Foreign Currency Transactions
        -----------------------------

    The Fund's investments in foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies, the Fund may engage in foreign currency transactions on a spot (i.e., cash) basis and may purchase or sell forward foreign currency exchange contracts ("forward contracts"). The Fund may also purchase and sell foreign currency futures contracts (see "Purchase and Sale of Currency Futures Contracts"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

    Forward contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and is traded at a net price without commission. The Fund will direct its custodian, to the extent required by applicable regulations, to segregate high grade liquid assets in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when Wells Fargo Bank believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when Wells Fargo Bank believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

    The Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where Wells Fargo Bank believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

    Foreign currency hedging transactions are an attempt to protect the Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

    The Fund's custodian will, to the extent required by applicable regulations, segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts.

    The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     Foreign Currency Futures Contracts
     ----------------------------------

    In General. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

    While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

    Purchase and Sale of Currency Futures Contracts. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

    A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

    In connection with transactions in foreign currency futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

    Risk Factors Associated with Futures Transactions. The effective use of futures strategies depends on, among other things, the Fund's ability to terminate futures positions at times when Wells Fargo Bank deems it desirable to do so. Although the Fund will not enter into a futures position unless Wells Fargo Bank believes that a liquid secondary market exists for such future, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

    Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

    The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of Wells Fargo Bank to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

    In addition to the foregoing risk factors, the following sets forth certain information regarding the potential risks associated with the Fund's futures transactions.

    Risk of Imperfect Correlation. The Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

    Under certain extreme market conditions, it is possible that the Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

    The Fund will purchase or sell futures contracts only if, in Wells Fargo Bank's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that Wells Fargo Bank's judgment will be accurate.

    Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities, or the relevant portion thereof.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Trading and Position Limits. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Wells Fargo Bank does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's investments.

    Regulations on the Use of Futures Contracts. Regulations of the CFTC require that the Fund enter into transactions in futures contracts for hedging purposes only, in order to assure that it is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by the Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, the Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

    When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

    The Fund's ability to engage in the hedging transactions described herein may be limited by the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors.

    Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives.

        Forward Commitments, When-Issued Purchases and Delayed-Delivery
        ---------------------------------------------------------------
Transactions
------------

    The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment normally take place on such transactions within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

    The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

        Foreign Fixed Income Securities
        -------------------------------

    The Fund may invest in foreign fixed income securities, including:

    Foreign Private Debt. The Fund may invest in fixed income securities of private issuers, provided that they are rated, at the time of investment, within the top four rating categories by an NRSRO or determined to be of equivalent quality by Wells Fargo Bank. Fixed income securities in which the Fund may invest include, without limitation, corporate bonds, notes, debentures and other similar corporate debt securities, including convertible securities. In addition, such securities may or may not have warrants attached. For a discussion of the risks associated with investing in foreign securities, see "Risk Factors" in the Prospectus.

    Foreign Sovereign Debt. The Fund may invest in debt securities or obligations of foreign governments and their political subdivisions or agencies ("Sovereign Debt") provided that they are rated, at the time of investment, within the top four rating categories by an NRSRO or determined to be of equivalent quality by Wells Fargo Bank. Investments in Sovereign Debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

    Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

    A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

    The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Wells Fargo Bank manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

    Brady Bonds. The Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

    U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

    Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

        Hedging and Related Strategies
        ------------------------------

    The Fund may attempt to protect the U.S. dollar equivalent value of one or more of its investments (hedge) by purchasing and selling foreign currency futures contracts and by purchasing and selling currencies on a spot (i.e., cash) or forward basis. Foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

    The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, the Fund may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Wells Fargo Bank anticipates there will be a correlation between the two and may use forward currency contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

    Wells Fargo Bank might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Wells Fargo incorrectly forecasts exchange rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or to liquidate its hedged position.

    New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

        Money Market Instruments
        ------------------------

    The Fund may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investor Service, Inc. ("Moody's") or "A-1" or "A-1+" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment Advisor; and (iv) repurchase agreements. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.


        Other Investment Companies
        --------------------------

    The Fund may invest in shares of other open-end, management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Such investments also include the securities of investment companies that are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Shares (commonly known as "WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

    Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

    Repurchase Agreements. The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

    The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment Advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

        Privately Issued Securities
        ---------------------------

    The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A Securities that are determined by the investment Advisor to be "illiquid" are subject to each Fund's policy of not investing more than 15% of its net assets in illiquid securities.

    The Company's investment Advisor, pursuant to guidelines established by the Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security;
(2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The Fund does not intend to invest more than 15% of its net assets in privately issued securities or Rule 144A Securities that may be considered illiquid during the coming year.

        Unrated and Downgraded Investments
        ----------------------------------

    The Fund may purchase instruments that are not rated by a nationally recognized statistical rating organization ("NRSRO") if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by an NRSRO, such as Moody's or S&P, change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

        U.S. Government Obligations
        ---------------------------

    The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

        Warrants
        --------

    The Fund may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

                                  RISK FACTORS

     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in the Fund.

    The Fund is intended for investors who are seeking long-term capital appreciation and who are prepared to accept the risks associated with investing in foreign securities markets. Foreign securities held by the Fund, including for this purpose ADRs, GDRs and similar securities, involve special risks and considerations not typically associated with investing in U.S. companies. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Other risks associated with foreign securities include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. There may be less publicly available information about a foreign company than about a U.S. company and information that is available may be less reliable. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Transactions in foreign securities may be subject to less efficient settlement practices. Moreover, foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Finally, in the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and corporations. Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals.

    Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect the Fund.

    Further, there are special risks involved in investing in issuers in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most emerging market countries are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties. The currencies of certain emerging countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries.

    In addition to the risks associated with investments in foreign securities, the Fund's portfolio equity securities are subject to the risks commonly associated with any investment in equity securities. For example, the portfolio equity securities of the Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or extended periods. Further, because the Fund may, under certain limited circumstances, invest in debt securities, the portion of the Fund's portfolio so invested will, generally, be subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund. The market value of the Fund's investment in fixed-income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. changes in the financial strength of an issuer or changes in the ratings of any particular security also may affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

    Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

    Wells Fargo Bank may use certain derivative investments or techniques, such as buying and selling foreign currency futures contracts and entering into forward foreign currency contracts, to adjust the risk and return characteristics of the Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of its intent in using the derivatives.

    There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

    The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            ---------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens; Manager
                                       Chairman and        of Financial Services Group; President of
                                       President           Stephens Insurance Services Inc.;

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            ---------------------
                                                           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                       University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                    Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

Richard H. Blank, Jr., 41              Chief Operating     Associate of Financial Services Group of
                                       Officer,            Stephens; Director of Stephens Sports
                                       Secretary and       Management Inc.; and Director of Capo Inc.
                                       Treasurer


                               Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                               Total Compensation
                             Aggregate Compensation             from Registrant
Name and Position               from Registrant                 and Fund Complex
-----------------            ----------------------            ------------------
Jack S. Euphrat                    $11,250                          $33,750
  Director
R. Greg Feltus                     $     0                          $     0
  Director

                                                                 Total Compensation
                                Aggregate Compensation            from Registrant
Name and Position                  from Registrant                and Fund Complex
-----------------               ----------------------           ------------------
Thomas S. Goho                        $11,250                         $33,750
  Director
Joseph N. Hankin                      $     0                         $     0
  Director
(appointed as of 9/6/96)
W. Rodney Hughes                      $ 9,250                         $27,750
  Director
Robert M. Joses                       $11,250                         $33,750
  Director
J. Tucker Morse                       $ 9,250                         $27,750
  Director

    As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complexes.

    Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

    As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

    INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
    ------------------
to the Fund. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

    As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

    General.  The Fund's Advisory Contract will continue in effect for more than
    -------
two years from the effective date provided the continuance is approved annually
(i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     PORTFOLIO MANAGERS.  Ms. Katherine Schapiro is primarily responsible for
     ------------------
the day-to-day management of the Fund. She joined Wells Fargo Bank in August 1992. Ms. Schapiro directs international equity investment strategy for Wells Fargo Bank and currently manages a number of international equity portfolios. Ms. Schapiro also manages equity and balanced portfolios for institutions and individuals through Wells Capital Management, a wholly-owned subsidiary of Wells Fargo Bank, and serves on the Equity Strategy Committee. Prior to joining Wells Fargo Bank, Ms. Schapiro was a vice president and fund manager for Newport Pacific Management, an international investment advisory firm. Ms. Schapiro is a graduate of Stanford University, is a chartered financial analyst and is on the board of directors of the Security Analysts of San Francisco.

     Ms. Stacey Ho is a co-manager of the Fund. Ms. Ho analyzes foreign equity securities and manages other equity portfolios for Wells Fargo Bank and Wells Capital Management as part of its International Equity-Style Team. Prior to joining Wells Fargo Bank this year, Ms. Ho was a portfolio manager of international equity funds at Clemente Capital Management. Ms. Ho was employed by Clemente Capital Management from 1995 through late 1996. From 1990 to 1995, Ms. Ho was employed by Edison International where her responsibilities included managing a Japan equity portfolio, a U.S. equity portfolio, and the domestic equity managers for Edison International's pension fund. Ms. Ho has a B.S. in Civil Engineering from San Diego State University and an M.S. in Environmental Engineering from Stanford University. She received her M.B.A. from UCLA. Ms. Ho is currently working toward her chartered financial analyst designation.

    ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
    ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.06% and 0.04%, respectively, of the average daily net assets of the Fund.

    Wells Fargo Bank has delegated certain administration duties to Investors Bank & Trust Company ("IBT") pursuant to a Sub-Administration Agreement with IBT. Wells Fargo Bank remains fully liable for the performance of these administration services. IBT is entitled to receive an annual base fee of approximately $36,500, plus a net asset fee of at the annual rate of 0.05% of the first $75 million of the Fund's average daily net assets, 0.025% of the next $50 million, and 0.01% of assets above $125 million. Compensation is the responsibility of Wells Fargo Bank, but can be made directly to IBT by the Fund, in which case, the compensation paid to Wells Fargo Bank for administration services will be reduced accordingly.

    SPONSOR AND DISTRIBUTOR.  Stephens (the "Distributor"), located at 111
    -----------------------
Center Street, Little Rock, Arkansas 72201, serves as Sponsor and Distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares.
The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

    Under the Plan, and pursuant to the related Distribution Agreement, the Fund may pay Stephens on an annual basis up to 0.25% of the Fund's average daily net assets attributable to Class A shares. Under the Plan in effect for the Class B shares of the Fund, the Fund may pay to Stephens on an annual basis up to 0.75% of the Fund's average daily net assets attributable to Class B shares. The Plans for the Class A and Class B shares of the Fund provide for compensation of distribution-related services or reimbursement for distribution-related expenses.

    The actual fee payable to the Distributor by the above-indicated Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

    General.
    -------

    Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the non-interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the non-interested Directors. Such Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

    The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.



    Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

    SHAREHOLDER SERVICING AGENT.  The Fund has entered into a shareholder
    ---------------------------
servicing agreement with Wells Fargo Bank and may enter into agreements with other servicing agents. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, and pursuant to a Shareholder Servicing Plan approved by the Company's Board of Directors, including a majority of the non-interested directors, a Servicing Agent is entitled to a fee of up to 0.25%, on an annualized basis, of the average daily net assets of the Fund during the period for which payment is being made. The Servicing Agreement was approved by the Company's Board of Directors and provides that the Fund shall not be obligated to make any payments under such Agreement that exceed the maximum amounts payable under the Conduct Rules of the NASD.

    General.  The Servicing Plan will continue in effect from year to year if
    -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan that materially differs from the form of servicing agreement originally approved by the Board of Directors also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

    The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Servicing Plan.

    CUSTODIAN.  IBT acts as Custodian for the Fund.  The Custodian, among other
    ---------
things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, IBT is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. IBT also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

    TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
    --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the Fund's average daily net assets for Class A and B shares. For its services as Transfer and Dividend Disbursing Agent for the Fund's Institutional Class shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of the Fund's average daily net assets for Institutional Class shares. For as long as the Fund's assets remain under $20 million, the Fund will not be charged any transfer agency fees.

    UNDERWRITING COMMISSIONS.  For the six-month period ended March 31, 1997,
    ------------------------
the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

                           PERFORMANCE CALCULATIONS

    The Fund may advertise certain total return information computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, the Fund, at times, also may calculate total return based on net asset value per share of each Class

(rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

    The Fund may advertise the cumulative total return on each class of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

    In addition to the above performance information, the Fund may also advertise the cumulative total return for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

    Investors should recognize that changes in the net asset values of shares of each Class of the Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders. Yield information for each Class of shares of the Fund may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of each Class of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

    From time to time and only to the extent the comparison is appropriate for a Class of shares of the Fund, the Company may quote the performance or price-earning ratio of a Class of shares in advertising and other types of literature as compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, Morgan Stanley Capital International EMF (Emerging Markets Free) Index, Morgan Stanley Capital International EAFE/EMF Index, Lipper International Equity Fund Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers

High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a Class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Class of shares of the Fund with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

    In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

    From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar, Lipper Financial Data Services, or Value Line.

    The Company also may disclose in sales literature, information, and statements the distribution rate on the shares of each class of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

    The Company may also disclose in advertising and other types of literature, information and statements the average credit quality of the Fund's portfolio, or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

    The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Class of Fund shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Class of Fund shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

    The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

    The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

    From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

    The Company may disclose, in advertising and other types of literature, information and statements regarding performance and rankings of the investment management services of Wells Fargo Bank. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

    The Company may disclose in advertising and other types of literature that investors (except Institutional Class investors) can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

    Net asset value per share for each class of the Fund is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

    Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Wells Fargo Bank as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market ('Nasdaq') are valued at the last trade price on Nasdaq at 1:00 p.m., Pacific time; other OTC securities, and U.S. Government securities, are valued at the last quoted bid price (other than short-term investments that mature in 60 days or less which are valued as described further below). To the extent that the Fund holds lower rated corporate debt securities, it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

    Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    Shares of the Fund may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

    Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

    Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

    The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

    The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the Commission.

     In placing orders for portfolio securities of the Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Wells Fargo Bank will generally seek reasonably competitive spreads or commissions, the Asset Allocation Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

    From time-to-time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole.
In addition, net capital gain, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

    In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

    Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
    ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

    Taxation of Fund Investments.  Except as provided herein, gains and losses
    ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

     Under Section 1256 of the Code, the Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

     Under Section 988 of the Code, the Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Foreign Taxes.  Income and dividends received by the Fund from sources
     -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a regulated investment company's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the regulated investment company will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. The Fund expects to qualify for the election. However, even if the Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund dividends corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii), with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend. The Fund will inform shareholders if it fails to satisfy the holding requirement with respect to foreign source dividends that would otherwise qualify for the pass-through of foreign taxes to its shareholders.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

    If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

    Federal Income Tax Rates.  As of the printing of this SAI, the maximum
    ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Fund are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

    The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

    The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

    Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in the Fund represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

    With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

    The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

    Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

    The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

    Each share of a class represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

                                     OTHER

    The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

    At least semi-annually, the Company will furnish the shareholders of the Fund with financial statements for the Fund.

    The Company's Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

    The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

    Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
    -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

    S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
    ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

    Moody's:  The highest rating for corporate commercial paper is "P-1" (Prime-
    -------
1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

    S&P:  The "A-1" rating for corporate commercial paper indicates that the
    ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                          -- COMPARISON OF HEADERS --

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                             INTERMEDIATE BOND FUND
                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                  SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND
                          U.S. GOVERNMENT INCOME FUND
                         VARIABLE RATE GOVERNMENT FUND

                          CLASS A, CLASS B AND CLASS C


    Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the INTERMEDIATE BOND, SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME, SHORT-TERM GOVERNMENT-CORPORATE INCOME, U.S. GOVERNMENT INCOME and VARIABLE RATE GOVERNMENT FUNDS. The Short-Intermediate U.S. Government Income Fund and the Short-Term Government-Corporate Income Fund each offer a single class of shares that is sometimes referred to in this SAI as the "Class A shares." Each of the other Funds offers Class A shares. The Intermediate Bond and U.S. Government Income Funds offer Class B shares and the U.S. Government Income and Variable Rate Government Funds also offer Class C shares. This SAI relates to all such classes of shares.

    This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated December 15, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained free of charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----


Historical Fund Information...............................................     1
Investment Restrictions...................................................     2
Additional Permitted Investment Activities................................     8
Investment by Federal Credit Unions in the Variable Rate Government Fund..    19
Risk Factors..............................................................    19
Management................................................................    21
Performance Calculations..................................................    37
Determination of Net Asset Value..........................................    46
Additional Purchase and Redemption Information............................    46
Portfolio Transactions....................................................    47
Fund Expenses.............................................................    49
Federal Income Taxes......................................................    50
Capital Stock.............................................................    54
Other.....................................................................    57
Independent Auditors......................................................    57
Financial Information.....................................................    58
Appendix..................................................................   A-1

                          HISTORICAL FUND INFORMATION

    The Intermediate Bond Fund commenced operations on June 1, 1988, as an investment portfolio of Westcore Trust ("Westcore") under the name Bonds Plus Fund. On October 1, 1995, the Fund was reorganized as the Pacifica Intermediate Bond Fund, an investment portfolio of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Intermediate Bond Fund was reorganized as the Company's Intermediate Bond Fund.

    The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993, as a Fund of the Company.

    The Company's Short-Term Government-Corporate Income Fund commenced operations on September 19, 1994, as the Short-Term Government-Corporate Income Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). On July 23, 1997, the Boards of Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the consolidation of the Company and Overland (the "Consolidation"), the Fund had only nominal assets. Prior to the Consolidation, the Short-Term Government-Corporate Income predecessor portfolio pursued its investment objective by investing all of its assets in a separate Master Portfolio (a "Master Portfolio") of Master Investment Trust ("MIT") with the same investment objective as the corresponding predecessor portfolio. The Fund now invests directly in a portfolio of securities and does not invest in a corresponding Master Portfolio.

    The Class A shares of the U.S. Government Income Fund commenced operations on January 1, 1992, as the successor to the Ginnie Mae Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on January 3, 1991. On December 12, 1997, as part of the Consolidation, the U.S. Government Income Fund of Overland was reorganized with and into the Company's U.S. Government Income Fund. For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Class A shares of the Overland Fund commenced operations on April 7, 1988. The Class D shares of the Overland Fund commenced operations on July 1, 1993. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's U.S. Government Income Fund. Prior to December 12, 1997, the U.S. Government Income Fund was known as the "Ginnie Mae Fund."

    The Variable Rate Government Fund commenced operations on November 1, 1990, as the Variable Rate Government Fund of Overland. On July 23, 1997, the Boards of Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the Consolidation, the Fund had only nominal assets. On December 12, 1997, the Class A and D shareholders of the predecessor Overland portfolio became the Class A and C shareholders, respectively, of the Company's Variable Rate Government Fund.

                            INVESTMENT RESTRICTIONS

    Fundamental Investment Policies
    -------------------------------

    Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Intermediate Bond Fund may not:

     (1) purchase or sell commodity contracts or invest in oil, gas or mineral exploration or development programs, except that the Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Fund may enter into futures contracts and related options;

     (2) purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

     (3) purchase securities of companies for the purpose of exercising control;

     (4) acquire any other investment company or investment company securities except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

     (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 (the "1933 Act") except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

     (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Fund may enter into transactions in options on securities, futures contracts and options on futures contracts;

     (7) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements), in excess of 5% of its total assets, are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectus are not deemed to be pledged for purposes of this limitation;

     (8) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     (9) purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     (10) make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets; nor

     (11) purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The Short-Intermediate U.S. Government Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7) make investments for the purpose of exercising control or management;

     (8) borrow money or issue senior securities, as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Fund may issue multiple Classes of shares in accordance with applicable laws, rules, regulations or orders;

     (9) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

     (10) purchase securities of any issuer (except U.S. Government Obligations) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

The Short-Term Government-Corporate Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no such limitation with respect to: (a) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); and (c) investments by the Fund in securities issued by registered investment companies;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) make investments for the purpose of exercising control or management;

     (6) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (7) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists);

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

     (9) lend its portfolio securities having a value that exceeds 50% of the current value of their total assets, provided that, for purposes of this restriction, the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering will not be subject to this restriction.

The U.S. Government Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7) make investments for the purpose of exercising control or management;

     (8) issue senior securities, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by such Fund while any the outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

    The Fund may make loans in accordance with its investment policies.


The Variable Rate Government Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests, in oil, gas, or other mineral exploration or development programs;


     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;


     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the 1933 Act before they may be offered or sold to the public, and illiquid securities;

     (6) make investments for the purpose of exercising control or management;

     (7) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing exists);

     (9) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days;

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets of the Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

     (11) lend its portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

    With respect to fundamental investment restriction (5), the Fund does not intend to invest, during the coming year, in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the 1933 Act before they may be offered or sold to the public, or illiquid securities. With respect to fundamental investment restriction (7), the Fund does not intend to purchase, during the coming year, puts, calls, straddles, spreads, or purchase securities with put rights in order to maintain liquidity. With respect to fundamental investment restriction (9), the Fund does not intend to invest, during the coming year, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

    Non-Fundamental Investment Policies
    -----------------------------------

    Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

    (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Currently, under the 1940 Act, a Fund's investment in such securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

    (2) Each Fund may not invest more than 15% (10% for the Variable Rate Government Fund) of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market, or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

    (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

    (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets, and for the Intermediate Bond Fund, 30% of total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


    Set forth below are descriptions of certain investments and additional investment policies for the Funds.

    Asset-Backed Securities
    -----------------------

    The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

    Bank Obligations
    ----------------

    The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S.

banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Bonds
    -----


    Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

    Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

    Commercial Paper
    ----------------

    The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the

Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO. Commercial paper may include variable- and floating-rate instruments.

    Custodial Receipts for Treasury Securities
    ------------------------------------------


    The Intermediate Bond Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.


    Other Derivative Securities
    ---------------------------


    The Intermediate Bond and Short-Intermediate U.S. Government Income Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. These Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

    The Funds may purchase floating- and variable-rate obligations, demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Funds to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Funds, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% (10% for the U.S. Government Income and Variable Rate Government Funds) of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

    Foreign Obligations
    -------------------

    Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

    Investment in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

    Forward Commitment, When-Issued and Delayed-Delivery Transactions.
    -----------------------------------------------------------------

    The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

    The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

    Illiquid Securities
    -------------------

    The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 15% (10% for the U.S. Government Income and Variable Rate Government Funds) of its net assets in illiquid securities.

    Loans of Portfolio Securities
    -----------------------------

    Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) such Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) such Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (30% for the Intermediate Bond Fund) of the total assets of a particular Fund.

    A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fee earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens or any of their affiliates.

    Mortgage-Related Securities
    ---------------------------

    The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

    The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

    Adjustable Rate Mortgages ("ARMs") and Collateralized Mortgage Obligations ("CMOs"). The Short-Intermediate U.S. Government Income Fund and the Variable Rate Government Fund each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.


    The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

    The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Short-Intermediate Government Income and Variable Rate Government Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

    Adjustable rate mortgages, a common form of residential financing, generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMs or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMs backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

    These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMs and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying ARMs. In this regard, the net asset value of a Funds' shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

    The holder of ARMs and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMs and CMOs held by it.

    CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.

    The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

    Mortgage Participation Certificates. The U.S. Government Income Fund also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments.

    These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security.

    The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment Advisor, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

    Other Investment Companies
    --------------------------

    The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Stripped Obligations
     --------------------


    The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly, SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

    Temporary Investments
    ---------------------


    The Funds may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. Some of these short-term investments are described below.

    Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

    Repurchase Agreements. Each Fund may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

    A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the U.S. Government Income and Variable Rate Government Funds) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

    Unrated Investments
    -------------------

    The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

    U.S. Government Obligations
    ---------------------------

    The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

    Nationally Recognized Statistical Ratings Organizations
    -------------------------------------------------------

    The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Intermediate Bond Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

    The payment of principal and interest on debt securities purchased by the Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                      INVESTMENT BY FEDERAL CREDIT UNIONS
                      IN THE VARIABLE RATE GOVERNMENT FUND

    The Variable Rate Government Fund will invest only in investments that are permissible for federal credit unions under the regulations of the National Credit Union Administration ("NCUA"). Federal credit unions may invest in CMOs that do constitute "high-risk mortgage securities" for purposes of the FFIEC Policy Statement. The Fund will enter into repurchase transactions and cash forward agreements (i.e., "when-issued" securities) only to the extent permissible for federal credit unions. Specifically, the Fund will enter into repurchase transactions only where the purchase price of the security obtained in the transaction will be at or below the market price and either: (1) the repurchase transaction will be with another financial institution or (2) the Fund will take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or be recorded as the owner of the security through the Federal Reserve Book-Entry System. In addition, the Fund will enter into a cash forward agreement to purchase a security only where: (1) the period from the trade date to the settlement date does not exceed 120 days; (2) the Fund has written cash flow projections evidencing its ability to purchase the security; and (3) the cash forward agreement is settled on a cash basis at the settlement date.

                                  RISK FACTORS

    Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.


    The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

    The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

    Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

    Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

    The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.

    Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.


    S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

    The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

    Wells Fargo Bank may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of Wells Fargo Bank's intent in using the derivatives.

    The Funds may invest up to 25% of their assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.
A Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

    There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

    The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                              Principal Occupations
Name, Age and Address       Position          During Past 5 Years
---------------------       --------          ---------------------

Jack S. Euphrat, 75         Director          Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46         Director,         Executive Vice President of Stephens; Manager
                            Chairman and      of Financial Services Group; President of
                            President         Stephens Insurance Services Inc.; Senior Vice
                                              President of Stephens Sports Management Inc.;
                                              and President of Investor Brokerage Insurance
                                                    Inc.

Thomas S. Goho, 55          Director          Associate Professor of Finance of the School
321 Beechcliff Court                          of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                      University since 1982.

Joseph N. Hankin, 57        Director          President of Westchester Community College
75 Grasslands Road                            since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                          University Teachers College since 1976.
(appointed as of
September 6, 1996)

*W. Rodney Hughes, 71       Director          Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79         Director          Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

                                              Principal Occupations
Name, Age and Address       Position          During Past 5 Years
---------------------       --------          ---------------------
*J. Tucker Morse, 53        Director          Private Investor; Chairman of Home Account
4 Beaufain Street                             Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                          of Renaissance Properties Ltd.; President of
                                              Morse Investment Corporation; and Co-Managing
                                              Partner of Main Street Ventures.

Richard H. Blank, Jr., 41   Chief Operating   Associate of Financial Services Group of
                            Officer,          Stephens; Director of Stephens Sports
                            Secretary and     Management Inc.; and Director of Capo Inc.
                            Treasurer

                               Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                Total Compensation
                              Aggregate Compensation             from Registrant
   Name and Position             from Registrant                 and Fund Complex
   -----------------             ---------------                 ----------------
Jack S. Euphrat                      $11,250                           $33,750
Director

R. Greg Feltus                       $     0                           $     0
Director

Thomas S. Goho                       $11,250                           $33,750
Director

Joseph N. Hankin                     $     0                           $     0
Director
(appointed as of 9/6/96)

W. Rodney Hughes                     $ 9,250                           $27,750
Director

Robert M. Joses                      $11,250                           $33,750
Director

J. Tucker Morse                      $ 9,250                           $27,750
Director


    As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

    Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

    As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


    INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
    ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

    As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:


                                                       Annual Rate
          Fund                               (as percentage of net assets)
          ----                               -----------------------------

Intermediate Bond                                        0.50%
Short-Intermediate U.S. Government                       0.50%
Short-Term Government-Corporate                          0.50%
U.S. Government Income                          0.50% up to $250 million
                                                0.40% next $250 million
                                                0.30% over $500 million
Variable Rate Government                                 0.50%


    For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                       Six-Month
                                                      Period Ended
                                                        3/31/97
                                                      -----------

      Fund                                   Fees Paid       Fees Waived
      ----                                   ---------       -----------

Intermediate Bond                            $   51,418      $ 61,866
Short-Intermediate U.S. Government           $  134,529      $121,235
Short-Term Government-Corporate/*/           $        0      $ 55,285
U.S. Government Income/*/                    $  167,516      $ 46,101
Variable Rate Government/*/                  $2,696,450      $      0



/*/Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

    Intermediate Bond Fund.  The Pacifica Intermediate Bond Fund was reorganized
    ----------------------
as the Company's Intermediate Bond Fund on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Intermediate Bond Fund. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Intermediate Bond Fund.

    For the fiscal year ended September 30, 1996, the Fund paid $227,965 in advisory fees and $39,513 of advisory fees were waived. These amounts include advisory fees paid by the predecessor portfolio to FICM/WFIM prior to September 6, 1996.

    Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. served as advisor to the predecessor portfolio of the Intermediate Bond Fund. For the four-month period ended September 30, 1995, and the years ended May 31, 1995, and 1994, the prior advisors for the Fund were entitled to receive advisory fees from the Fund at the same annual rates as those that were in effect for WFIM.

    For the periods indicated below, the prior advisors were entitled to receive the following amounts in advisory fees and did not waive or reimburse any advisory fees. In 1995, the Fund changed its fiscal year from May 31 to September 30.

                     Four-Month
                    Period Ended    Year Ended  Year Ended
                      9/30/95         5/31/95     5/31/94
                    ------------    ----------  ----------

                      $94,698        $275,948    $318,000

    Short-Intermediate U.S. Government Income Fund.  For the nine-month period
    ----------------------------------------------
ended September 30, 1996, the Short-Intermediate U.S. Government Income Fund paid $213,467 to Wells Fargo Bank for advisory fees. Wells Fargo Bank did not waive any advisory fees.

    Short-Term Government-Corporate Income Fund.  Prior to the Consolidation,
    -------------------------------------------
the Short-Term Government-Corporate predecessor portfolio invested all of its assets into a corresponding Master Portfolio of MIT and did not retain an investment advisor. Wells Fargo Bank served as investment advisor to the Master Portfolio in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.50% of the Master Portfolio's average daily net assets.

    U.S. Government Income Fund.  As discussed herein under "Historical Fund
    ---------------------------
Information," on December 12, 1997 the Overland U.S. Government Income Fund was consolidated with and into the Fund. For financial reporting purposes, the Overland Fund is considered the accounting survivor of the Consolidation and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund. Prior to the Consolidation, Wells Fargo Bank served as the investment advisor to the Overland Fund and was entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets.

     Variable Rate Government Fund.  Wells Fargo Bank and Stephens have agreed
     -----------------------------
to waive ten basis points (0.10%) of the fees charged to the Fund in connection with the settlement of certain litigation involving the Fund. Prior to the Consolidation, Wells Fargo Bank served as investment advisor to the Overland Fund and was entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets. As discussed herein under "Historical Fund Information," on December 12, 1997 the Overland Variable Rate Government Fund was consolidated with and into the Fund. For financial reporting purposes the Overland Fund is considered the accounting survivor of the Consolidation and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund.

    For the periods indicated below, the Short-Intermediate U.S. Government Income, Short-Term Government Corporate Income, U.S. Government Income and Variable Rate Government Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                     Year Ended                  Year Ended
                                      12/31/95                    12/31/94
                                     ----------                  ----------
                                  Fees        Fees            Fees         Fees
        Fund                      Paid       Waived           Paid        Waived
        ----                      ----       ------           ----        ------
Short-Intermediate U.S.       $   56,387    $ 60,241       $        0    $   58,270
   Government Income
Short-Term Government-        $        0    $ 11,944       $        0    $      131
   Corporate Income/1/
U.S. Government Income/2/     $  175,052    $ 13,667       $  230,619    $   28,872
Variable Rate Government/2/   $3,561,101    $554,480       $6,929,600    $1,622,859



/1/ The Short-Term Government-Corporate Income Fund and Master Portfolio commenced operations on September 19, 1994. The amounts shown were paid by the Master Portfolio on behalf of the Fund.

/2/      Indicates fees paid by the Overland predecessor portfolios.


    General.  Each Fund's Advisory Contract will continue in effect for more
    -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     PORTFOLIO MANAGERS.  Ms. Tamyra Thomas assumed responsibility of
     ------------------
Intermediate Bond Fund as of September 6, 1996. Ms. Thomas is a Senior Vice-President and the Chief Fixed Income Investment Officer of the Investment Management Group of Wells Fargo Bank. She is also Chair of the Investment Management Group Policy Committee. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice-President and Manager of the Investment Department and Chairman of the

Trust Investment Committee. She holds a B.S. from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.

     Mr. Paul Single assumed responsibility for the day-to-day management of the portfolio of the U.S. Government Income Fund on May 1, 1995. Mr. Single assumed responsibility for the management of the Variable Rate Government Fund in November, 1990. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.

     Mr. Jeff Weaver assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Term Government-Corporate Income Fund and the Short-Intermediate U.S. Government Income Fund as of May 1, 1996 and July 16, 1996, respectively. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.

     Ms. Madeline Gish assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund and the Short-Term Government-Corporate Income Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst.

     Mr. Scott Smith assumed responsibility as a portfolio co-manager for the day-to-day management of the Intermediate Bond Fund as of September 6, 1996.
Mr. Smith has also been responsible for the day-to-day management of the portfolio of the U.S. Government Income Fund since May 1, 1995. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

    ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
    ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange

Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

    Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

    Intermediate Bond and Short-Intermediate U.S. Government Income Funds.  For
    ---------------------------------------------------------------------
the period indicated below, the Intermediate Bond and Short-Intermediate U.S. Government Income Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                            Six-Month
                                                              Period
                                                              Ended
                                                             3/31/97
                                                            --------

    Fund                                         Total      Wells Fargo     Stephens
    ----                                         -----      -----------     --------
Intermediate Bond                               $12,053      $  2,411       $ 9,642
Short-Intermediate U.S. Government Income       $64,992      $ 51,994       $12,929


    Intermediate Bond Fund.  The Pacifica Intermediate Bond Fund was reorganized
    ----------------------
as the Company's Intermediate Bond Fund on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica Intermediate Bond predecessor portfolio provided management and administration services necessary for the operation of such Fund, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolio.

    For the year ended September 30, 1996, the Fund paid, after waivers, $55,482 for administration services. This amount reflects fees paid to Stephens, as sole Administrator to the Fund, for the period begun September 6, 1996 and ended September 30, 1996. During this time, Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets. The amount also reflects the net administration fees paid by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

    Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolio of the Intermediate Bond Fund. For its administration services, ALPS was entitled to receive the amounts indicated below for the four-month period ended September 30, 1995, and the years ended May 31, 1995, and May 31, 1994. ALPs did not waive any administration fees during this period. During 1995, the Fund changed its fiscal year-end from May 31 to September 30.


                   Four-Month
                  Period Ended     Year Ended     Year Ended
                    9/30/95          5/31/95        5/31/94
                  ------------     ----------     ----------

                     $9,470         $ 27,595       $ 31,800

    Short-Intermediate U.S. Government Income Fund.  For the periods indicated
    ----------------------------------------------
below, the Short-Intermediate U.S. Government Income Fund paid to Stephens the following dollar amounts of administration fees. Stephens, as sole Administrator for the years ended December 31, 1994, and 1995, and the nine-month period September 30, 1996, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Short-Intermediate U.S. Government Fund's average daily net assets.

         Nine-Month
        Period Ended         Year Ended          Year Ended
          9/30/96             12/31/95            12/31/94
        ------------         ---------           ---------
          $12,808            $   6,998           $   3,522

    Short-Term Government-Corporate Income, U.S. Government Income and Variable
    ---------------------------------------------------------------------------
Rate Government Funds.  Prior to the Consolidation of the Overland portfolios
---------------------
into the Stagecoach funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland Short-Term Government-Corporate Income, U.S. Government Income and Variable Rate Government predecessor portfolios under substantially similar terms to the current

Administration and Co-Administration Agreements with the Funds. Prior to February 1, 1997, Stephens served as sole Administrator to the Overland Short-Term Government-Corporate Income, U.S. Government Income and Variable Rate Government predecessor portfolios and provided the predecessor portfolios with essentially the same services described above. Stephens was entitled to receive a monthly fee from the Short-Term Government-Corporate Income and Variable Rate Government predecessor portfolios at the annual rate of 0.15% of each predecessor portfolio's average daily net assets up to $200 million and 0.10% in excess of $200 million. Stephens was entitled to receive a fee from the U.S. Government Income Fund's predecessor portfolio at the annual rate of 0.10% of the average daily net assets up to $200 million and 0.05% in excess of $200 million.



    For the periods indicated below, the predecessor portfolios paid the following dollar amounts to Stephens for administration fees:

                                     Year Ended   Year Ended   Year Ended
                                       12/31/96     12/31/95     12/31/94
                                      ---------    ---------   ----------
Short-Term Government-Corporate       $  10,073    $   3,560   $       39/*/
U.S. Government Income                $  51,898    $  37,744   $   42,274
Variable Rate Government              $ 400,616    $ 923,116   $1,810,492

_____________________

  /*/Amount indicated reflects fees for the period begun September 19, 1994, and ended December 31, 1994.

    SPONSOR AND DISTRIBUTOR.  Stephens (the "Distributor"), located at 111
    -----------------------
Center Street, Little Rock, Arkansas 72201, serves as Sponsor and Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

    Under the Plans, and pursuant to the related Distribution Agreement, the Funds may pay Stephens the amounts below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class or Fund.

Fund                                                        Fee
----                                                        ---
Intermediate Bond
   Class A                                                0.05%
   Class B                                                0.75%
Short-Term Government-Corporate Income                    0.25%
U.S. Government Income
   Class B                                                0.70%
   Class C                                                0.75%
Variable Rate Government
   Class A                                                0.25%
   Class C                                                0.50%


     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the Short-Intermediate U.S. Government Income and the U.S. Government Income Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for reimbursement of actual expenses.

     For the six-month period ended March 31, 1997, the Distributor to the Intermediate Bond and Short-Intermediate U.S. Government Income Funds and the Class B shares of the U.S. Government Income Fund received the following fees for distribution-related services, as set forth below, under each Fund's Plan. For the year ended December 31, 1996, the Distributor to the Overland predecessor portfolios to the Short-Term Government-Corporate Income Fund, U.S.

Government Income Fund and the Variable Rate Government Fund received the following fees for distribution-related services, as set forth below, under each Fund's Plan. The predecessor portfolio to the U.S. Government Income Fund did not offer Class B shares and therefore dollar amounts are not shown for the Class B shares. WFSI and its registered representatives did not receive any compensation under the Funds' Plans for the periods described above.

                                                   Printing &
                                                    Mailing         Marketing      Compensation to
       Fund                              Total     Prospectus       Brochures        Underwriters
       ----                              -----     ----------       ---------      ---------------
Intermediate Bond
  Class A                            $    4,961      $4,898           $   63             N/A
  Class B                            $      805       N/A              N/A           $  805
Short-Intermediate U.S.
   Government Income
  Class A                            $    6,788      $5,537           $1,250              N/A
Short-Term Government-               $   27,719       N/A              N/A           $   27,719
   Corporate Income
U.S. Government Income
  Class A                            $        0       N/A              N/A           $        0
  Class C                            $   11,986       N/A              N/A           $   11,986
Variable Rate Government
  Class A                            $1,330,313       N/A              N/A           $1,330,313
  Class C                            $   35,887       N/A              N/A           $   35,887



    Intermediate Bond Fund.  With regard to the Intermediate Bond Fund, for the
    ----------------------
year ended September 30, 1996, the Distributor did not receive any distribution-related fees for Class A or B shares.

    Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the Intermediate Bond predecessor portfolio pursuant to a Distribution Contract as of October 1, 1995. Distribution fees were payable to PFD through September 5, 1996 and to Stephens from September 6 to September 30, 1996.

    Short-Intermediate U.S. Government Income Fund.  For the nine-month period
    ----------------------------------------------
ended September 30, 1996, the Short-Intermediate U.S. Government Income Fund's Distributor received the following amounts of distribution-related fees for the specified purposes set forth below under the Fund's Plan.

Short-Intermediate U.S.                         Printing &
Government                                       Mailing        Marketing       Compensation
Income                         Total            Prospectus      Brochures      to Underwriters
                               -----           ------------    -----------    -----------------
  Class A                        $0                $0               $0                N/A


    For the periods indicated above, WFSI and its registered representatives did not receive any compensation under the Short-Intermediate U.S. Government Income and

    U.S. Government Income

    General.  Each Plan will continue in effect from year to year if such
    -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

    The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.


    Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

    ADMINISTRATIVE SERVICING AGENTS.  The Short-Term Government Corporate Income
    -------------------------------
and Variable Rate Government Funds have each adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of their Class A shares. Pursuant to the Administrative Servicing Plan, these Funds may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Funds' Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the class of the Class A shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A distribution plan while being sold pursuant to its Administrative Servicing Plan.

    The Administrative Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plans also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate class of a Fund. The Administrative Servicing

Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate class of such Fund, and no other material amendment to the Plans or related Administrative Servicing Agreements may be made except by a majority of the Directors.

    The Administrative Servicing Plans require that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each of the Plans.

    SHAREHOLDER SERVICING AGENTS.  The Intermediate Bond (Class A and B), U.S.
    ----------------------------
Government Income (Class B and C) and Variable Rate Government Funds (Class C) have approved Servicing Plans and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. The Short-Intermediate Government Income Fund and U.S. Government Income (Class
A) Funds have entered into shareholder servicing agreements. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administration services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plans are shown below. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

         Fund                                       Fee
         ----                                       ---
Intermediate Bond
   Class A                                          0.25%
   Class B                                          0.25%

Short-Intermediate U.S. Government Income           0.30%

U.S. Government Income
   Class A                                          0.30%
   Class B                                          0.30%
   Class C                                          0.25%

Variable Rate Government
   Class A                                          0.25%
   Class C                                          0.25%

    For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                Six-Month
                                              Period Ended
      Fund                                      3/31/97
      ----                                     ---------
Intermediate Bond
   Class A                                      $  2,697
   Class B                                      $    271

Short-Intermediate U.S. Government Income       $ 54,045

U.S. Government Income/*/
   Class C                                      $  6,135

Variable Rate Government/*/
   Class A
   Class C                                      $ 17,944

   /*/ Represents the amount paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year. The predecessor portfolio to the U.S. Government Income Fund did not offer Class B shares and did not have a Servicing Plan in place for its Class A shares. Therefore, dollar amounts paid are not shown for the Class A and B shares of the U.S. Government Income Fund.

    Intermediate Bond Fund.  For the period begun October 1, 1995 and ended
    ----------------------
September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the Intermediate Bond Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. Class A shares of the Fund paid $379 in shareholder servicing fees (after waivers and reimbursements) for the year ended September 30, 1996. The Class B Shares of the Fund did not pay any shareholder servicing fees for the same period.




    Short-Intermediate U.S. Government Income Fund.  The Short-Intermediate U.S.
    ----------------------------------------------
Government Income Fund paid $15,851, after waivers, in shareholder servicing fees to Wells Fargo Bank or its affiliates for the nine-month period ended September 30, 1996.

    General.  Each Servicing Plan will continue in effect from year to year if
    -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested periods" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

    Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

    CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund. The Custodian,
    ---------
among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

    For the six-month period ended March 31, 1997, the Intermediate Bond and Short-Intermediate U.S. Government Income Funds did not pay any custody fees.

    For the year ended December 31, 1996, the Overland predecessor portfolios to the Short-Term Government-Corporate, U.S. Government Income and Variable Rate Government Funds did not pay any custody fees. Prior to the Consolidation, the Short-Term Government Corporate Income Fund invested all of its assets in a Master Portfolio with a corresponding investment objective. For the year ended December 31, 1996, the Master Portfolio did not pay any custody fees. For the period ended September 30, 1996, the Short-Intermediate U.S. Government Income Fund did not pay any custody fees.


    Intermediate Bond Fund.  FICAL, located at 707 Wilshire Blvd., Los Angeles,
    ----------------------
California 90017, acted as Custodian of the Pacifica Intermediate Bond Fund. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion.

    The predecessor portfolio to the Intermediate Bond Fund did not pay any custody fees to FICAL for the period begun October 1, 1995 and ended September 5, 1996 and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

    TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
    --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets of each class of shares.

    For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees to Wells Fargo
Bank:


       Fund                        Transfer Agency Fees
       ----                        --------------------

Intermediate Bond                          $     0
Short-Int. U.S. Govt. Income               $     0
Short-Term Govt.-Corp./*/                  $     0
U.S. Govt. Income/*/                       $     0
Variable Rate Govt./*/                     $63,299

---------
/*/ Represents amounts paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

    Intermediate Bond Fund.  Under the prior transfer agency agreement for the
    ----------------------
Intermediate Bond Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the Intermediate Bond predecessor portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

    Short-Intermediate U.S. Government Income and U.S. Government Income Funds.
    --------------------------------------------------------------------------
Under the prior transfer agency agreement with the Short-Intermediate U.S. Government Income Fund (Class A shares) and U.S. Government Income Fund (Class A and C shares), Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, a Fund was not charged any transfer agency fees.

    Variable Rate Government and Short-Term Government-Corporate Income Funds.
    -------------------------------------------------------------------------
Under a prior transfer agency agreement with the Variable Rate Government and Short-Term Government-Corporate Income predecessor portfolios, Wells Fargo Bank received a base fee and per-account fees from a Fund paid without regard to class.

    UNDERWRITING COMMISSIONS.  For the six-month period ended March 31, 1997,
    ------------------------
the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243 and Stephens retained $241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

    For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

    For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.


    For the year ended December 31, 1994, Stephens retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274, in underwriting commissions in connection with the purchase or redemption of Company's shares.

                            PERFORMANCE CALCULATIONS


     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Class A shares of the Stagecoach Intermediate Bond Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the Pacifica Intermediate Bond Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Intermediate Bond Fund. Performance shown or advertised for the Class B shares of the Stagecoach Intermediate Bond Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B sales charges and expenses.



     Performance shown or advertised for the Stagecoach Short-Term Government-Corporate Income Fund reflects performance of the shares of the Overland Short-Term Government-Corporate Income Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Fund.

     Performance shown or advertised for the Class A shares of the Stagecoach U.S. Government Income Fund, reflects performance of the Class A shares of the Overland U.S. Government Income Fund (the accounting survivor of a merger of the funds on December 12, 1997). Performance shown or advertised for the Class C shares of the Stagecoach Fund reflects Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect the sales charges and expenses of the Class C shares. Performance shown or advertised for the Class B shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class B shares.

     Performance shown or advertised for the Class A shares of the Stagecoach Variable Rate Government Fund reflects performance of the Class A shares of the Overland Express Variable Rate Government Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Variable Rate Government Fund. Performance shown or advertised for the Class C shares of the Stagecoach Variable Rate Government Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class C shares.

                 Average Annual Total Return for the Applicable
                 ----------------------------------------------
                         Period Ended June 30, 1997/1/
                         -----------------------------

             Inception/2/   Inception/2/     Five Year      Five Year     Three Year     Three Year      One Year       One Year
                 With            No            With            No            With            No            With            No
Fund         Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge
----         ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
U.S.
 Government
 Income
Class A         7.88%          8.42%          5.39%          6.37%          5.32%          6.94%          2.25%          7.06%
Class B/3/      7.83%          7.83%          5.23%          5.23%          7.22%          7.22%          6.68%          7.68%
Class C         3.81%          3.81%           N/A            N/A           6.17%          6.17%          5.19%          6.19%
Variable Rate
 Government
Class A         4.28%          4.76%          2.89%          3.51%          3.25%          4.31%          3.07%          6.30%
Class C         4.24%          4.24%          2.98%          2.98%          3.80%          3.80%          4.85%          5.85%
Short-Term
 Gov.-Corp.
 Income
Class A         4.63%          5.75%           N/A            N/A            N/A            N/A           2.89%          6.00%


/1/ The Variable Rate Government predecessor portfolio's Class A shares commenced operations on November 1, 1990 and the Class C shares commenced operations on July 1, 1993. The Short-Term Government-Corporate Income predecessor portfolio commenced operations on September 19, 1994. The U.S. Government Income predecessor portfolio's Class A shares commenced operations on April 7, 1988, and the Class C shares commenced operations on July 1, 1993.

/2/ The term "Sales Charge" for the Variable Rate Fund Class A shares reflects a front-end sales charge of 3.00%. The terms "Sales Charge" for the U.S. Government Income Fund reflects a front-end sales charge of 4.50%. For Class C shares the term "Sales Charge" reflects the maximum applicable contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed in the first year. The term "Sales Charge" for the Short-Term Government-Corporate Fund reflects a front-end sales load of 3.00%.

/3/ Performance for the U.S. Government Income Fund Class B shares represents performance of the Stagecoach U.S. Government Income Fund Class B shares as of September 30, 1997.

            Average Annual Total Return for the Applicable Period
                          Ended September 30, 1997/1/
                          ---------------------------

                Inception/2/   Inception/2/     Five Year      Five Year     Three Year     Three Year      One Year      One Year
                    With            No            With            No            With            No            With           No
     Fund       Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge  Sales Charge
     ----       ------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------

 Intermediate
Bond/3/
  Class A          7.59%          8.13%          4.70%          5.67%          6.24%          7.87%          2.70%          7.51%
  Class B          7.22%          7.22%          4.45%          4.74%          5.98%          6.87%          1.13%          6.13%
Short-Inter-
mediate U.S.
Government
Income
  Class A          4.37%          5.19%          N/A            N/A            5.98%          7.08%          4.57%          7.79%


/1/ For the Class A shares of the Intermediate Bond Fund, the term "Sales Charge" means a front-end sales load of 4.50%. For Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus. For the Short-Intermediate U.S. Government Income Fund, the term "Sales Charge" for Class A shares means a front-end sales load of 3.00%. For Class B Shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's prospectus.

/2/ The Intermediate Bond Fund commenced operations on June 1, 1988. The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993.

          CUMULATIVE TOTAL RETURN. In addition to the above performance
          -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended June 30, 1997
     ---------------------------------------------------------------------

                  Inception
                     With      Inception      Five Year      Five Year     Three Year     Three Year      One Year       One Year
                    Sales         No            With            No            With            No            With            No
Fund              Charge/1/  Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge

----             ----------  ------------   ------------   ------------   ------------   ------------   ------------   ------------
U.S.
Government
Income
  Class A         101.72%       111.20%       30.04%         36.17%          16.82%          22.31%          2.25%          7.06%
  Class B/2/       22.92%        25.92%         N/A            N/A             N/A             N/A           3.03%          8.03%
  Class C          16.14%        16.14%         N/A            N/A           19.66%          19.66%          5.19%          6.19%
Variable Rate
Government
  Class A          32.23%        36.63%       15.30%         18.84%          10.07%          13.49%          3.07%          6.30%
  Class C          31.86%        31.86%       15.80%         15.80%          11.82%          11.82%          4.85%          5.85%
Short-Term
Gov.-Corp.
Income
  Class A          13.48%        16.88%         N/A            N/A             N/A            N/A            2.89%          6.00%


/1/ The term "Sales Charge" for the Variable Rate Fund Class A shares reflects a front-end sales charge of 3.00%. The terms "Sales Charge" for the U.S. Government Income Fund reflects a front-end sales charge of 4.50%. For Class C shares the term "Sales Charge" reflects the maximum applicable contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed in the first year. The term "Sales Charge" for the Short-Term Government-Corporate Fund reflects a front-end sales load of 3.00%.

/2/ Performance for the U.S. Government Income Fund Class B shares represents performance of the Stagecoach U.S. Government Income Fund Class B shares as of September 30, 1997.


 Cumulative Total Return for the Applicable Period Ended September 30, 1997/1/
 -----------------------------------------------------------------------------

                     Inception/2/   Inception/2/     Five Year      Five Year       Three Year       Three Year
                         With            No            With             No             With              No
       Fund          Sales Charge   Sales Charge   Sales Charge    Sales Charge    Sales Charge     Sales Charge
       ----          ------------   ------------   ------------    ------------    ------------     ------------
Intermediate
Bond
  Class A               97.98%        107.36%         25.83%          31.78%          19.91%            25.52%
  Class B               91.68%         91.68%         24.29%          26.06%          19.05%            22.06%
Short-Intermediate
U.S. Government
Income
  Class A               18.25%         21.91%           N/A             N/A           19.03%            22.77%

/1/ For the Class A shares of the Intermediate Bond Fund, the term "Sales Charge" means a front-end sales load of 4.50%. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus. For the Short-Intermediate Government Income Fund the term "Sales Charge" for Class A Shares means a front-end sales load of 3.00%. For Class B Shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's prospectus.

/2/ The Intermediate Bond Fund commenced operations on June 1, 1988. The Short-Intermediate Government Income Fund commenced operations on October 27, 1993.

    YIELD CALCULATIONS:  The Funds may, from time to time, include their yields
    ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                        2[(a - b + 1) to the power of 6  -  1]
                YIELD = --------------------------------------
                                       Cd


    where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share each class of shares on the last day of the period.


    EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
    ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1

             Yield for the Applicable Period Ended June 30, 1997/1/
             ---------------------------------------------------


                                                Thirty-Day Yield
Fund                         After Waiver         Before Waiver
----                         ------------         -------------
Short-Term Government-
  Corporate Income
  Single Class                 5.33%                 3.57%
U.S. Government Income
  Class A                      5.82%                 5.80%
  Class C                      5.35%                 4.24%
Variable Rate Government
  Class A                      5.32%                 5.04%
  Class C                      4.99%                 4.47%

----------
/1/

/1/ The amounts shown above reflect all front-end sales charges and applicable CDSCs. "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

/2/      Assumes a maximum tax rate of 39.6%.

          Yield for the Applicable Period Ended September 30, 1997/1/
          --------------------------------------------------------

                                                       Thirty-Day Yield
                                                       ----------------
Fund                                         After Waiver     Before Waiver
----                                         ------------     -------------
Intermediate Bond/2/
     Class A                                   5.57%            4.87%
     Class B                                   5.12%            4.33%
Short-Intermediate U.S. Government Income/2/
     Class A
                                               5.66%            5.16%


/1/ The amounts shown above reflect all front-end sales charges and applicable CDSCs. "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

/2/ Based on a federal income tax rate of 28.00% for the Intermediate Bond and Short-Intermediate U.S. Government Income Funds.

    Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


    The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

    In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

    From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature, as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc. of other mutual funds having similar objectives.

    Any such comparisons may be useful to investors who wish to compare the past performance of each class of shares of a Fund with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.



    The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

    The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

    The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

    From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

    The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

    The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

    Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

    Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


    Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS


     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.



     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.



     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which

Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Short-Term Government-Corporate Fund.  Purchases and sales of equity
     ------------------------------------
securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Asset Allocation Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC.

     In placing orders for portfolio securities of the Short-Term Government-Corporate Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Wells Fargo Bank will generally seek reasonably competitive spreads or commissions, the Asset Allocation Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Brokerage Commissions.  For the six-month period ended March 31, 1997, the
     ---------------------
Intermediate Bond and Short-Intermediate U.S. Government Income Funds did not pay any brokerage commissions.

     For the years ended December 31, 1996, December 31, 1995, and December 31, 1994, the Short-Term Government-Corporate Income, U.S. Government Income and Variable Rate Government predecessor portfolios and the Short-Term Government Corporate Income Master Portfolio did not pay any brokerage commissions.

     During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995, and May 31, 1994, the predecessor portfolio of the Intermediate Bond Fund did not pay any brokerage commissions.

     For the years ended December 31, 1994 and 1995, and the period ended September 30, 1996, the Short-Intermediate U.S. Government Income Fund did not pay any brokerage commissions.

     Securities of Regular Broker/Dealers.  As of March 31, 1997, each Fund
     ------------------------------------
owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents, as follows:



          Fund                               Brokers/Dealers             Amount
          ----                               ---------------             ------
Intermediate Bond Fund                    Goldman Sachs & Co.           $1,943,000
Short-Intermediate U.S. Government        Goldman Sachs & Co.           $1,211,000
  Income Fund                             JP Morgan Securities          $2,600,000
Short-Term Government-Corporate
  Income Fund                             None                          None
U.S. Government Income Fund               Goldman Sachs & Co.           $  839,000
Variable Rate Government Fund             None                          None

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate.

     Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.



                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.



     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term a Fund held the debt obligation.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Foreign Taxes.  Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries.

Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed a Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of a Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if a Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

     Other Distributions.  Although dividends will be declared daily based on
     -------------------
each Fund's daily earnings, for federal income tax purposes, a Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed a Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.



                                 CAPITAL STOCK



     The Funds are five of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that

Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below, as of November 30, 1997, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole. The shareholder shown for the Variable Rate Government and Short-Term Government-Corporate Funds are the shareholders of the predecessor portfolio as of November 30, 1997.

                     5% OWNERSHIP AS OF NOVEMBER 30, 1997
                     ------------------------------------

                                                                         TYPE OF              PERCENTAGE        PERCENTAGE
      FUND                  NAME AND ADDRESS                            MEMBERSHIP             OF CLASS        OF PORTFOLIO
      ----                  ----------------                            ----------             --------        ------------
INTERMEDIATE BOND        STEPHENS INC.                               CLASS A                    55.11%              N/A
                         LLL CENTER STREET                           BENEFICIALLY OWNED
                         LITTLE ROCK, AR  72201

                         D.S. CHRISTOPHER /                          CLASS A                     5.06%              N/A
                         RUTH CHRISTOPHER (TRUSTEES)                 RECORD HOLDER
                         INASMUCH TRUST
                         7995 WILLOWCREEK DR.
                         BEAUMONT, TX  77707

                         STEPHENS INC.                               CLASS B                     9.41%              N/A
                         P.O. BOX 34127                              BENEFICIALLY OWNED FOR
                         LITTLE ROCK, AR  72203                      ACCT. 76888942

                         STEPHENS INC.                               CLASS B                     9.35%              N/A
                         P.O. BOX 34127                              BENEFICIALLY OWNED FOR
                         LITTLE ROCK, AR  72203                      ACCT. 77085456

                         STEPHENS INC.                               CLASS B                     5.60%              N/A
                         P.O. BOX 34127                              BENEFICIALLY OWNED FOR
                         LITTLE ROCK, AR  72203                      ACCT. 77138803

                         VLADIMIR SIROTA
                         P.O. BOX 46393                                                         75.16%              N/A
                         LOS ANGELES, CA  90046

SHORT-INTERMEDIATE       WELLS FARGO BANK                            CLASS A                    27.48%              9.60%
 U.S. GOVERNMENT INCOME  P.O. BOX 63015                              BENEFICIALLY OWNED
                         SAN FRANCISCO, CA  94163

                         STEPHENS INC.                               CLASS A                    14.06%              4.90%
                         111 CENTER STREET                           BENEFICIALLY OWNED
                         LITTLE ROCK, AR  72201

SHORT-TERM GOVERNMENT    VIRGINIA & CO.                              SINGLE CLASS               14.65%             14.65%
 CORPORATE INCOME        C/O WELLS FARGO BANK                        RECORD HOLDER
                         MUTUAL FUNDS A-88-4
                         P.O. BOX 9800
                         CALABASSAS, CA  91302

                         HEP & CO.                                   SINGLE CLASS               36.34%             36.34%
                         C/O WELLS FARGO BANK                        RECORD HOLDER
                         P.O. BOX 9800
                         CALABASSAS, CA  91302

                         KIMBALL MEDICAL CENTER FOUMDATION           SINGLE CLASS               12.82%             12.82%
                         600 RIVER AVENUE                            RECORD HOLDER
                         LAKEWOOD, NJ  08701

                         SANITARY FILL COMPANY                       SINGLE CLASS               30.71%             30.71%
                         ATTN:  TREASURY DEPT.                       RECORD HOLDER
                         5 THOMAS MELLON CIRCLE, #304
                         SAN FRANCISCO, CA  94134

U.S. GOVERNMENT INCOME   WELLS FARGO BANK                            CLASS A                    33.25%             26.49%
                         P.O. BOX 63015                              BENEFICIALLY OWNED
                         SAN FRANCISCO, CA  94163

VARIABLE RATE            SAN BERARDINO COUNTY                        CLASS A                    10.88%             10.76%
 GOVERNMENT              172 WEST 3RD ST., FIRST FLOOR               RECORD HOLDER
                         SAN BERNARDINO, CA 92415

                         APCO EMPLOYEES CREDIT UNION                 CLASS A                    25.20%             24.93%
                         1608 7TH AVE.                               RECORD HOLDER
                         BIRMINGHAM, AL 35203

                         MERRILL LYNCH PIERCE FENNER &               CLASS C                    25.93%              0.28%
                         SMITH, INC., FOR THE SOLE BENEFIT           RECORD HOLDER
                         OF ITS CUSTOMERS
                         ATTN:   FUND ADMIN.
                         4800 DEER LAKE EAST, 3RD FLOOR
                         JACKSONVILLE, FL 32246

                         CITY OF FAIRFAX MINNESOTA                   CLASS C                     6.22%              0.07%
                         CITY CLERK                                  RECORD HOLDER
                         P.O. BOX K
                         FAIRFAX, MN  55332

                         CITY OF WATERVILLE                          CLASS C                    12.73%              0.14%
                         P.O. BOX 9                                  RECORD HOLDER
                         WATERVILLE, MN  56096

                         CITY OF RENVILLE                            CLASS C                     5.28%              0.06%
                         RENVILLA NURSING HOME                       RECORD HOLDER
                         CITY HALL
                         329 NORTH MAIN
                         RENVILLE, MN  56284

                       CITY OF MOUNTAIN LAKE                         CLASS C                    11.90%              0.13%
                       MOUNTAIN LAKE CITY HALL                       RECORD HOLDER
                       MOUNTAIN LAKE, MN 56159

                       FIRSTAR TRUST CO. AGENT                       CLASS C                     5.78%              0.06%
                       FIRSTAR BANK OF MINNESOTA                     RECORD HOLDER
                       HENDRICKS COMMUNITY
                       HOSPITAL RESERVE FUND
                       P.O. BOX 1787
                       MILWAUKEE, WI  53201

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the Intermediate Bond and Short-Intermediate U.S. Government Income Funds for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

     The portfolio of investments and unaudited financial statements for the Overland Variable Rate Government, Short-Term Government-Corporate Income and U.S. Government Income Funds, the predecessor portfolios to the Company's Variable Rate Government, Short-Term Government Corporate Income and U.S. Government Income Funds, and the Short-Term Government-Corporate Master Portfolio for the six-month period ended June 30, 1997, are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors report for the Intermediate Bond and Short-Intermediate U.S. Government Income Funds for the year ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

     The portfolio of investments, audited financial statements and independent auditors' reports for the Overland Variable Rate Government, Short-Term Government-Corporate Income and U.S. Government Income Funds, the predecessor portfolios to the Company's Variable Rate Government, Short-Term Government Corporate Income and U.S. Government Income Funds, and the Short-Term Government-Corporate Master Portfolio for the year ended December 31, 1996 are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     Annual and Semi-Annual Reports may be obtained by calling
1-800-222-8222.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated December 15, 1997

                             ARIZONA TAX-FREE FUND

                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                            NATIONAL TAX-FREE FUND
                             OREGON TAX-FREE FUND
                       SHORT-TERM MUNICIPAL INCOME FUND

                         CLASS A, CLASS B AND CLASS C

               ------------------------------------------------

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six funds (each, a "Fund" and collectively, the "Funds") in the Stagecoach Family of Funds -- the ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND, CALIFORNIA TAX-FREE INCOME, NATIONAL TAX-FREE, OREGON TAX-FREE and SHORT-TERM MUNICIPAL INCOME FUNDS (sometimes, collectively, the "Tax-Free Funds"). The Short-Term Municipal Income and California Tax-Free Income Funds each offer a single class of shares that is sometimes referred to as the "Class A shares." Each of the other Funds offers Class A and Class B shares. The California Tax-Free Bond and National Tax-Free Funds also offer Class C shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated December 15, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the Company's Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Historical Fund Information........................................     1
Investment Restrictions............................................     2
Additional Permitted Investment Activities.........................     8
Risk Factors.......................................................    22
Special Considerations Affecting Arizona Municipal Obligations.....    24
Special Considerations Affecting California Municipal Obligations..    26
Special Considerations Affecting Oregon Municipal Obligations......    29
Management.........................................................    35
Performance Calculations...........................................    52
Determination of Net Asset Value...................................    60
Additional Purchase and Redemption Information.....................    60
Portfolio Transactions.............................................    61
Fund Expenses......................................................    63
Federal Income Taxes...............................................    63
Capital Stock......................................................    70
Other..............................................................    74
Independent Auditors...............................................    74
Financial Information..............................................    74
Appendix...........................................................   A-1

                          HISTORICAL FUND INFORMATION

     The California Tax-Free Bond and California Tax-Free Income Funds (sometimes referred to as the "California Funds") were originally organized as funds of the Company. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the California Tax-Free Bond of the Company (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Class A shares and the Class D shares of the Overland Fund commenced operations on October 6, 1988 and July 1, 1993, respectively. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's California Tax-Free Bond Fund.

     The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust ("Westcore") under the names Arizona Intermediate Tax-Free, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. On October 1, 1995, the Funds were reorganized as the Pacifica Arizona Tax-Exempt Fund, Oregon Tax-Exempt Fund and National Tax-Exempt Fund, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Arizona Tax-Exempt Fund, National Tax-Exempt Fund and Oregon Tax-Exempt Fund of Pacifica were reorganized as the Company's National Tax-Free Fund, Oregon Tax-Free Fund and Arizona Tax-Free Fund, respectively.

     The Company's Short-Term Municipal Income Fund was originally organized on June 3, 1994, as the Short-Term Municipal Income Fund of Overland. The Overland Fund is sometimes referred to herein as a "predecessor portfolio". On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the Consolidation, the Fund had only nominal assets. Prior to the Consolidation, the Short-Term Municipal Income predecessor portfolio pursued its investment objective by investing all of its assets in a separate Master Portfolio ("Master Portfolio") of Master Investment Trust ("MIT") with the same investment objective as the corresponding predecessor portfolio. The Fund now invests directly in a portfolio of securities and does not invest in a corresponding Master Portfolio.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Arizona Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund may not:

     (1) purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Oregon Tax-Free Fund may enter into futures contracts and related options;

     (2) purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

     (3) purchase securities of companies for the purpose of exercising control;

     (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

     (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting;

     (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options;

     (7) borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

     (8) purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options;

     (9) invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable; nor

     (10) make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

The Arizona Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The National Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

The Oregon Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The California Tax-Free Bond Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers) and
(ii) obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to the Fund and except for margin payments in connection with options, futures and options on futures or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); nor

     (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The California Tax-Free Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and
(ii) obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

     (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.



The Short-Term Municipal Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to: (a) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); and provided further that there is no limitation with respect to investments by the Fund in securities issued by registered investment companies;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) make investments for the purpose of exercising control or management;

     (6) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (7) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists);

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

     (9) lend its portfolio securities having a value that exceeds 50% of the current value of their total assets, provided that, for purposes of this restriction, the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering will not be subject to this restriction. The Fund does not intend to make loans of its portfolio securities during the coming year.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.




     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of

Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.



     (2) Each Fund may not invest more than 15% net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of 30% of the Fund's total assets. The California Tax-Free Bond, California Tax-Free Income and Short-Term Municipal Income Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of one-third of the Fund's total assets.
Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.



                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

    Asset-Backed Securities
    -----------------------

    The Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

    Bank Obligations
    ----------------

    The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Bonds
    -----

    Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

    Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

    The Short-Term Municipal Income Fund and California Tax-Free Income Fund may invest in variable-rate instruments with a maximum final maturity of up to 30 years, provided the period remaining until the next readjustment of the instrument's interest rate, or the period remaining until the principal amount can be recovered through demand, is less than 5 years.

    Commercial Paper
    ----------------

    The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

    Other Derivative Securities
    ---------------------------

    The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices of financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuers to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market value may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured of derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

    Floating- and Variable-Rate Obligations
    ---------------------------------------

    The Funds may purchase floating- and variable-rate obligations as described in the Prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

    Floating- and variable-rate demand instruments acquired by the Arizona, National and Oregon Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

    Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions
    ----------------------------------------------------------------------------

    Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

    Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.



    Illiquid Securities
    -------------------

    The Funds each will not knowingly invest more than 15% (10% for the California Tax-Free Bond Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the Advisor, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act.

    Letters of Credit
    -----------------

    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

    Loans of Portfolio Securities
    -----------------------------

    The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

    The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

    Municipal Obligations
    ---------------------



    The Funds may invest in municipal obligations issued by governmental entities to obtain funds for various public purposes. These purposes may include the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Each Fund, subject to its respective investment objective and policies, is not limited with respect to which category of municipal bonds it may acquire. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

    The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

    There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

    Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

    The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

    Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

    Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private
user.   The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

    The Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

    TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

    BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

    RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

    Municipal Lease Obligations. The Funds may invest in municipal lease obligations. The Advisor makes determinations concerning the liquidity of a municipal lease obligation based on relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

    Certificates of Participation. The Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

    Pass-Through Obligations. Certain of the debt obligations which the Funds may purchase may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Funds. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

    Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Funds' investment Advisor nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     For a further discussion of factors affecting purchases of municipal obligations by the State Tax-Free Funds, see "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and, "Special Considerations Affecting Oregon Municipal Securities" in this SAI.

     Stand-By Commitments. The Funds may acquire stand-by commitments with respect to municipal obligations held by such Funds. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

     Each of the Funds expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Each of the Funds intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     Each of these Funds intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

     Tax Status. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Arizona, California and Oregon obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Arizona, California and Oregon obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Ratings of Municipal Securities. The Funds may invest in municipal bonds rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by; S&P, or unrated bonds that are considered by the investment Advisor to be of comparable quality. Bonds rated "Baa" and "BBB" have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.



     The highest rating assigned by S&P is "AAA" for state and municipal bonds, "SP-1" for state and municipal notes, and "A-1" for state and municipal paper. The highest rating assigned by Moody's is "Aaa," "MIG 1," and "Prime-1" for state and municipal bonds, notes and commercial paper, respectively. These instruments are judged to be the best quality and present minimal risks and a strong capacity for repayment of principal and interest. If a municipal security ceases to be rated or is downgraded below an investment grade rating after purchase by the Fund, it may retain or dispose of such security. In any event, the Short-Term Municipal Income Fund does not intend to purchase or retain any municipal security that is rated below the top four rating categories by a nationally recognized statistical rating organization ("NRSRO"), or, if unrated, is considered by the investment Advisor to be of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. A description of ratings is contained in the Appendix to the SAI.

     The Funds may invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by the investment Advisor to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

     The Funds may invest in municipal commercial paper rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by the investment Advisor to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

     In the event a security purchased by a Fund is downgraded below investment grade, the Fund may retain such security, although the Fund may not have more than 5% of its assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to the Funds' SAI.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940

Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Taxable Investments
     -------------------

     Pending the investment of proceeds from the sale of shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment Advisor, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not, from the State Tax-Free Funds, from a respective state's personal income tax, or the following taxable high--quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Such temporary investments would most likely be made for cash management purposes or when there is an unexpected or abnormal level of investor purchases or redemptions of shares of the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.

     Repurchase Agreements. The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


     Borrowing and Reverse Repurchase Agreements. The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Fund. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by these Funds. Neither event will require a sale of such security by the Funds. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in various types of U.S. Government obligations in accordance with the policies described in each Fund's Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

     Warrants
     --------

     Although they have no present intention to do so, the Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------


     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's Advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the Advisor's intent in using the derivatives.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.


     Each Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. To the extent that such a Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

     Each state Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

     The concentration of the state Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a

Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

     The state Funds have constitutional and/or statutory restrictions that affect government revenues. Because of the nature of the various restrictions, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these restrictions and related measures on the ability of governmental issuers in Oregon and Arizona to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

     In addition to the risk of nonpayment of state and local governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are a number of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for Arizona Obligations, California Obligations and Oregon Obligations and the market price of such bonds may therefore be volatile. If any of the State Tax-Free Funds were forced to sell a large volume of Arizona Obligations, California Obligations or Oregon Obligations for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely affect the value of such Fund's portfolio.


     There is, of course, no assurance
that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

        SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

     The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

     There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

     There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions over time.

     Arizona state government general fund revenue growth in fiscal year 1997 is forecast to increase by 7.8% over fiscal year 1996. The 4.9% adjusted projected increase in sales tax revenue, adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1997 with a total general fund balance of approximately $756 million. The amount of this balance is approximately 15.4% of total general fund expenditures for fiscal year 1997. Included in the total balance is a general fund ending balance of approximately $509 million, and a budget stabilization ("rainy day") fund balance of approximately $247 million. The total general fund balance at the end of fiscal year 1998 is projected to be approximately $779 million.


     Additionally, the 1997 legislature enacted a $110 million income tax reduction package, in addition to a $200 million property tax reduction package enacted in 1996, and an income tax reduction of $200 million enacted in 1995. There may be additional legislative activity during 1998 in the area of tax reform and school finance, and the 1998 general election ballot may include one or more questions related to these issues and the State's tax structure generally. The outcomes of any legislative actions or election issues of this nature may adversely affect State fund balances and fiscal conditions.

     Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.


       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

     The concentration of the California Tax-Free Bond and California Tax-Free Income Funds in securities issued by governmental units of only one state exposes the Funds to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information.  From mid-1990 to late
     ----------------------------------------------
1993, the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly that related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak on June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aaa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AAA" to "A."

     However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and 400,000 additional jobs were created between the fourth quarter of 1996 and the fourth quarter of 1997. Some analysts project this trend to continue through the rest of the decade. Because of the improving economy and California's fiscal austerity, the state has had operating surpluses for its past five consecutive fiscal years through 1996-97. In addition, the SFEU is projected to have a positive balance of approximately $553 million as of June 30, 1998.
Also, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

     Local Governments.  On December 6, 1994, Orange County, California, became
     -----------------
the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy. As of October 31, 1997, the county's investment rating by Standard & Poors was "B".

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California, causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long-term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $460 million in the 1997-98 fiscal year.

     Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

     State Finances.  California tax revenues and other income are segregated
     --------------
into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed, for budgeting and accounting purposes, an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

     Changes in California Constitutional and Other Laws.  In 1978, California
     ---------------------------------------------------
voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which requires in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval. In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the state's Constitution. Proposition 218 generally requires voter approval of most tax or fee increases by local governments and curtails local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. It remains to be seen what impact these Articles will have on the ability of obligors to make payments on existing and future California security obligations.

     Other Information.  Certain debt obligations held by the Funds may be
     -----------------
obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

     Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

     The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


         SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS

     The concentration of the Oregon Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.


     State Bonds and Revenues.  As of September 1, 1997, $3.27 billion (rounded)
     ------------------------
in general obligation bonds issued by the State of Oregon and its agencies were outstanding, including $122.2 million (rounded) in general obligation bonds supported by the budget for the State's general fund and $3.14 billion (rounded) of self-supporting general obligation bonds. The State's self-supporting general obligation bonds include $2.39 billion (rounded) of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

     In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

     Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1997-99 biennium, approximately 97.0% of the State's revenues for the 1997-99 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's September 1, 1997 economic and revenue forecast predicts that State General Fund revenues for the 1997-99 biennium will exceed the legislatively approved budget forecast by approximately $218.5 million (or 2.7%).

     The Economy.  The following is a summary of a portion of the September 1,
     -----------
1997 quarterly Economic and Revenue Forecast prepared by the State as required by ORS 291.342.

     With the exception of California, the western states' economies have performed very well throughout the 1990's. Nevada, Utah, Arizona, Idaho and Oregon have consistently been among the fastest growing states in the country. Over the past year, Washington and California have begun to grow much more rapidly. Both states are now among the top ten in job growth in the nation, joining Nevada, Arizona, Utah and Oregon.

     Oregon's job growth has moderated in recent quarters but the level of economic activity in the state remains vigorous. The State's manufacturing industries are growing at an extremely rapid pace but the much larger service-producing sectors have softened over the past two quarters. Large gains in manufacturing earnings are pushing up to overall wages and personal income in the State.

     A cooling off of the manufacturing and construction sectors should keep Oregon's growth rate trending down. However, income gains already generated in the State's booming manufacturing industries can be expected to translate into increased job growth in the service-producing sectors during the second half of the year. Oregon appears in good position to continue expanding faster than the overall U.S. economy, although its rate of growth is expected to fall below Washington and remain below Nevada and Utah.

     Oregon's personal income growth is projected to rise 7.3 percent for 1997, up slightly from 7.0 percent in 1996. Income growth is expected to slow to 6.1 percent in 1998 and 5.4 percent in 1999. Adjusting for inflation, personal income is expected to rise 5.0 percent in

1997, 3.5 percent in 1998, and 2.6 percent in 1999. The nonfarm payroll employment growth rate is also expected to trend down modestly. Following a 4.0 percent increase in 1996, employment is projected to rise 3.6 percent in 1997 before slowing further to 2.7 percent in 1998 and 2.0 percent in 1999. Job growth is expected to exceed population increases keeping Oregon's labor markets relatively tight. Population is projected to increase 1.7 percent in 1997 and
1.6 percent in both 1998 and 1999.

     Oregon's wage growth is expected to accelerate in 1997 for the fourth consecutive year. Overall wages in all sectors are expected to rise 5.2 percent in 1997, up from 4.5 percent in 1996 and 4.2 percent in 1995. During this period, Oregon's wages have grown considerably faster than the national average. In 1992, Oregon's average wages were $24,439, 88.9 percent of the U.S. average. Overall average wages are projected to be $29,597 in 1997, 93.6 percent of the national average.

     Oregon is likely to remain a high-growth state over the next six years though some convergence to the U.S. average is probable. The State and the western region should continue to benefit from an expanding high technology sector, growth in exports to Asia and Latin America, net in-migration from other parts of the country, and immigration into the U.S.

     Recent Environmental Developments.  In 1991 and 1992, in response to
     ---------------------------------
concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

     Recent Developments Affecting Government Revenues.  Ballot Measure 5.
     -------------------------------------------------
Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

     The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

     The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

     Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1997 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school district operating revenues.

     Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 50, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

     Ballot Measure 50.  The 1997 Legislative Assembly referred to Oregon
     -----------------
voters, and the voters approved at the May 20, 1997, special election, a constitutional amendment ("Measure 50") that replaced the property tax limitations imposed by a voter initiative approved at the November 5, 1996, general election ("Measure 47"). Measure 50 repealed Measure 47 and replaced it with new ad valorem property tax limitations similar to those which would have been required to be enacted under Measure 47. Measure 50 limits the assessed value for the tax year 1997-98 to its 1995-96 "real market value," less ten percent. In implementing Measure 50, the Oregon Legislature also ordered a 17% reduction in 1997-98 in operating tax levies (which amounts vary by government entity). Thereafter, Measure 50 limits the valuation growth of property assessments on each unit of property to three percent per year for future tax years. Measure 50 preserves the general limitations on property tax rates of $5 per $1,000 for public education and $10 per $1,000 for all other governmental services. Measure 50 also requires that any new property taxes be approved by a majority of the voters in an election where at least 50% of eligible voters participate, except in the instance of a general election in even numbered years. In addition, Measure 50 requires voter approval of the use of fees, taxes, assessments or other charges as alternative funding sources to make up for revenue reductions caused by the amended property tax limits.

     Units of local government that levy and collect property taxes are most directly affected by Measure 50. The State does not levy or collect property taxes, but relies instead on state income taxes as the main source of revenue for the State's general fund. Therefore, Measure 50's main impact on the State will likely be to increase pressure on the Legislative Assembly to use State funds to replace revenues lost by local governments. Measure 50 requires the Legislative Assembly to replace the estimated $428 million in revenues that the public school system, including community colleges, is expected to lose in the 1997-99 biennium because of the property tax limitation. In this manner, Measure 50 may influence the State budgeting process.

     The Oregon Legislative Revenue Office has estimated that the total reduction in property tax revenues collected by local governments under Measure 50 will be approximately $389 million for the tax year 1997-98 and approximately $454 million for the tax year 1998-99. The first year of implementation is presently underway with the initial local property tax bills subject to Measure 50 being distributed in late November 1997. Until local governments and county tax assessors and collectors have significantly more practical experience with implementing and administering the property tax system under the guidelines and limitations of Measure 50 and its implementing legislation, the actual short term and long term financial effects of Measure 50 on local governments will be uncertain.

     One lawsuit has been filed challenging the process by which Measure 50 was referred from the legislature to the people for a vote as unconstitutional. The lawsuit was voluntarily dismissed, but the plaintiff is expected to refile an amended complaint. In addition, the Legislative Assembly has referred a constitutional amendment to Oregon voters for the May 1998 ballot which, if approved, would repeal Measure 50's requirement that new property taxes must be approved either in an election where at least 50% of eligible voters have participated or in a general election in an even numbered year.

     The Initiative Process. The Oregon Constitution reserves to the people of
     ----------------------
the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

     Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

     To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

     Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of December 1, 1997, no initiatives had qualified to be placed on the November 1998 general election ballot; however, a number of potential initiatives are in some stage of the process towards attempting to qualify to be placed on the November 1998 ballot. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 50." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

     It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

     Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 50 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes adopted relating to Measure 50 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.

     The Oregon Bond Market.  There is a relatively small active market for
     ----------------------
municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.

                                   MANAGEMENT

    The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens; Manager
                                       Chairman and        of Financial Services Group; President of
                                       President           Stephens Insurance Services Inc.; Senior Vice
                                                           President of Stephens Sports Management Inc.;
                                                           and President of Investor Brokerage Insurance
                                                           Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                       University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                    Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

Richard H. Blank, Jr., 41              Chief Operating     Associate of Financial Services Group of
                                       Officer,            Stephens; Director of Stephens Sports
                                       Secretary and       Management Inc.; and Director of Capo Inc.
                                       Treasurer


                               Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                    Total Compensation
                                Aggregate Compensation               from Registrant
Name and Position                   from Registrant                  and Fund Complex
-----------------                   ---------------                  ----------------
 Jack S. Euphrat                        $11,250                           $33,750
    Director

 R. Greg Feltus                         $     0                           $     0
    Director

 Thomas S. Goho                         $11,250                           $33,750
    Director

 Joseph N. Hankin                       $     0                           $     0
    Director
(appointed as of 9/6/96)

 W. Rodney Hughes                       $ 9,250                           $27,750
    Director

 Robert M. Joses                        $11,250                           $33,750
    Director

 J. Tucker Morse                        $ 9,250                           $27,750
    Director


    As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

    Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

    As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     -------------------
to the Funds. As investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                         Annual Rate
      Fund                                      (as percentage of net assets)
      ----                                     ------------------------------
Arizona Tax-Free                                            0.50%
California Tax-Free Bond                                    0.50%
California Tax-Free Income                                  0.50%
National Tax-Free                                           0.50%
Oregon Tax-Free                                             0.50%
Short-Term Municipal Income                                 0.50%


     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                     Six-Month
                                                   Period Ended
                                                     3/31/97
                                                   ------------
      Fund                                Fees Paid            Fees Waived
      ----                                ---------            -----------
Arizona Tax-Free                          $    0               $ 52,838
California Tax-Free Bond*                 $1,276,667           $  0
California Tax-Free Income                $   67,449           $144,315
National Tax-Free                         $    0               $ 30,284
Oregon Tax-Free                           $    0               $102,775
Short-Term Municipal Income*              $    0               $104,623

---------------

 * Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  The
     -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as Advisor to the Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds. As of September 6, 1996, Wells Fargo Bank became the Advisor to the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.

     For the period begun April 1, 1996 and ended September 5, 1996, the Pacifica predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                     Year Ended
                                       9/30/96
                                       --------
      Fund                   Fees Paid         Fees Waived
      ----                   ---------         -----------
Arizona Tax-Free             $ 22,457          $98,300
National Tax-Free            $  0              $67,463
Oregon Tax-Free              $173,249          $57,377


     Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-Advisors to the predecessor portfolio of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as Advisor to the predecessor portfolio of the Oregon

Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as Advisor to the predecessor portfolio of the Arizona Tax-Free Fund.

     For the periods indicated below, the prior Advisors were entitled to receive the following amounts in advisory fees and waived reimbursed fees in the indicated amounts. In 1995, the Funds changed their fiscal year from May 31 to September 30.

                                     Four-Month
                                    Period Ended                   Year Ended                       Year Ended
                                      9/30/95                        5/31/95                         5/31/94
                                      -------                        -------                         -------
                               Fees           Fees             Fees           Fees             Fees            Fees
      Fund                     Paid         Waived             Paid          Waived            Paid           Waived
      ----                     ----         ------             ----          ------            ----           ------
Arizona Tax-Free            $41,159        $66,373         $124,904         $166,803       $128,905         $172,383
National Tax-Free           $24,173        $68,667         $ 67,845         $145,244       $ 57,059         $141,590
Oregon Tax-Free             $84,999        $43,995         $256,430         $ 84,770       $269,574         $104,948


     California Tax-Free Bond and California Tax-Free Income Funds.  For the
     -------------------------------------------------------------
periods indicated below, the California Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                   Nine-Month
                                                  Period Ended                  Year Ended                  Year Ended
                                                    9/30/96                      12/31/95                    12/31/94
                                                    ---------                    --------                    --------
                                                 Fees        Fees            Fees        Fees          Fees          Fees
        Fund                                     Paid       Waived           Paid       Waived         Paid         Waived
        ----                                     ----       ------           ----       ------         ----         ------
California Tax-Free Bond*                  $1,276,667      $     0     $1,165,967     $248,047     $896,680       $748,655
California Tax-Free Income                 $  281,991      $18,321     $  236,632     $ 31,013     $      0       $279,496

---------------------

/*/ Indicates fees paid by the Overland predecessor portfolio. For 1996, the amount shown is for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the nine-month period ended September 30, 1996.

     Short-Term Municipal Income Fund.  Prior to the Consolidation, the Overland
     --------------------------------
Short-Term Municipal Income Fund invested all of its assets into a corresponding Master Portfolio of MIT and did not retain an investment Advisor. Wells Fargo Bank served as investment Advisor to the Master Portfolio which had the same investment objective as the Fund and in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.50% of the predecessor portfolio's average daily net assets. The Short-Term Municipal Income Master Portfolio commenced operations on June 3, 1994.

     For the periods indicated below, the Master Portfolio paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                      Six-Month
    Year Ended               Year Ended              Period Ended
     12/31/96                 12/31/95                 12/31/94
    ----------               ----------              ------------
Fees         Fees         Fees        Fees         Fees       Fees
Paid        Waived        Paid       Waived        Paid      Waived
----        ------        ----       ------        ----      ------
 $0        $104,623        $0        $62,512        $0       $7,879

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     PORTFOLIO MANAGERS.  Mr. Stephen Galiani assumed sole responsibility for
     ------------------
the day-to-day portfolio management of the National Tax-Free Fund in July 1997. Mr. Galiani is also responsible as co-manager of the Arizona Tax-Free and Oregon Tax-Free Funds. Mr. Galiani joined Wells Capital Management in June of 1977 as the Senior Portfolio Manager in charge of the municipal bond group. He came to WCM from Qualivest Capital Management in Portland, Oregon, where he was the Director of Fixed Income for two years. Prior to that, he served as President and portfolio manager of his own investment advisory firm from 1990 to 1995. Earlier affiliations included Keystone Custodian Funds, where he managed the municipal bond team, and Eaton Vance Corporation. Mr. Galiani began his investment career in 1975 after earning an M.B.A. from Boston University. He holds a B.A. from Manhattan College.

     Ms. Laura Milner assumed sole responsibility for the day-to-day management of the California Tax-Free Income Fund on June 1, 1995. Ms. Milner had been a co-manager of the California Tax-Free Income Fund since November 1992. Ms. Milner is also co-manager of the California Tax-Free Bond Fund and the Short-Term Municipal Income Fund. Ms. Milner's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.

     Mr. David Klug assumed sole responsibility for the day-to-day management of the California Tax-Free Bond Fund on June 1, 1995, Mr. Klug had been a co-manager of the California Tax-Free Bond Fund since January 1992. Mr. Klug is also portfolio co-manager of the California Tax-Free Income Fund. Mr. Klug's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. He has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. Mr. Klug holds an M.B.A. from the University of Chicago, and is a member of the National Federation of Municipal Analyst and its California chapter.

     Ms. Mary Gail Walton is also responsible for the day-to-day portfolio management of the Arizona Tax-Free, National Tax-Free, Oregon Tax-Free Fund and Short-Term Municipal Income Funds. Ms. Walton joined Wells Fargo Bank in 1996 from First Interstate Capital Management and has been portfolio co-manager of the Funds since February 1, 1997. She had worked at First Interstate Bank since 1991 specializing in tax exempt portfolio management. She holds a B.A. from the University of Washington and is a chartered financial analyst candidate.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     -----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                    Six-Month
                                                   Period Ended
                                                     3/31/97
                                                   ------------

     Fund                           Total           Wells Fargo       Stephens
     ----                           -----           -----------       --------
Arizona Tax-Free                   $  5,750           $1,150          $  4,600
California Tax-Free Bond *         $357,423              N/A          $357,423
California Tax-Free Income         $ 16,307           $3,261          $ 13,046
National Tax-Free                  $  3,222           $  644          $  2,578
Oregon Tax-Free                    $ 10,907           $2,181          $  8,726
Short-Term Municipal Income *      $ 19,941              N/A          $ 19,941

-----------------------

 * Represents amounts paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the period ended March 31, 1997.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  The
     -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     For the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during this period, was entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. The amount also reflects the net administration fees paid, after waivers, by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

                                                 Year Ended
                                                  9/30/96
                                                 ----------

      Fund                                       Fees Paid
      ----                                       ---------
Arizona Tax-Free                                 $ 24,636
National Tax-Free                                $ 14,138
Oregon Tax-Free                                  $ 49,627

     Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the dollar amounts indicated below for the periods indicated in the table and waived the indicated amounts. In 1995, the Funds changed their fiscal year-end from May 31 to September 30.

                       Four-Month
                      Period Ended        Year Ended             Year Ended
                        9/30/95             5/31/95                5/31/94
                        ------              -------                -------
                     Fees     Fees       Fees       Fees       Fees       Fees
     Fund            Paid    Waived      Paid      Waived      Paid      Waived
     ----            ----    ------      ----      ------      ----      ------
Arizona Tax-Free    $4,116     $0       $12,490    $    0     $12,890    $    0
National Tax-Free   $2,417     $0       $ 6,785    $2,018     $ 5,706    $4,210
Oregon Tax-Free     $8,500     $0       $25,643    $    0     $26,957    $    0

     California Tax-Free Bond and California Tax-Free Income Funds.  Prior to
     -------------------------------------------------------------
the Consolidation of the Overland portfolios into the Stagecoach funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland California Tax-Free Bond and California Tax-Free Income Funds. Prior to February 1, 1997, Stephens served as sole Administrator to such Funds and was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each such Fund's average daily net assets.

     For the periods indicated below, the predecessor portfolios paid the following dollar amounts to Stephens for administration fees:

                                 Nine-Month
                                Period Ended      Year Ended      Year Ended
Fund                               9/30/96         12/31/95        12/31/94
----                            ------------      ----------      ----------

California Tax-Free Bond *        $357,423        $ 384,015        $ 431,734
California Tax-Free Income        $ 18,371        $  16,793        $       0

--------------

 * Represents amounts paid by the Overland predecessor portfolio. For 1996, the amount shown is for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the nine-month period ended September 30, 1996.

     The Short-Term Municipal Income Fund.  Prior to the Consolidation of the
     ------------------------------------
Overland portfolios into the Stagecoach Funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland Short-Term Municipal Income predecessor portfolio under substantially similar terms to the Administration and Co-Administration Agreements with the Funds. Prior to February 1, 1997, Stephens served as sole Administrator to the Overland Short-Term Municipal Income predecessor portfolio and provided the predecessor portfolio with essentially the same services described above. Stephens was entitled to receive a monthly fee from the predecessor portfolio at the annual rate of 0.15% of the predecessor portfolio's average daily net assets up to $200 million and 0.10% in excess of $200 million.


     For the periods indicated below, the predecessor portfolio paid the following dollar amount to Stephens for administration fees:


                Year Ended            Year Ended           Period Ended
                 12/31/96              12/31/95              12/31/94*
                ----------            ----------           ------------
                 $ 19,941              $ 19,436              $  2,497

------------------

 *   The Short-Term Municipal Income Fund commenced operations on June 3, 1994.


     SPONSOR AND DISTRIBUTOR.  Stephens (the "Distributor"), located at 111
     -----------------------
Center Street, Little Rock, Arkansas 72201, serves as Sponsor and Distributor to the Funds. Each Fund has adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans and pursuant to the related Distribution Agreement, the Funds pay Stephens the amounts below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class or Fund.

     Fund                                                         Fee
     ----                                                         ---
Arizona Tax-Free
   Class A                                                       0.05%
   Class B                                                       0.75%

California Tax-Free Bond
   Class B                                                       0.70%
   Class C                                                       0.50%

National Tax-Free
   Class A                                                       0.05%
   Class B                                                       0.75%
   Class C                                                       0.50%

Oregon Tax-Free
   Class A                                                       0.05%
   Class B                                                       0.75%

Short-Term Municipal Income                                      0.25%

     The actual fee payable to the Distributor by the above-indicated Funds and classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the California Tax-Free Bond and California Tax-Free Income Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of the Funds provide only for reimbursement of actual expenses.

     For the six-month period ended March 31, 1997, the Funds' Distributor received the following fees for distribution-related services, as set forth below, under each Fund's Plan.

                                                  Printing & Mailing      Marketing        Compensation to
      Fund                           Total            Prospectus          Brochures          Underwriters
      ----                           -----            ----------          ---------          ------------
Arizona Tax-Free
  Class A                           $ 4,235              $2,687             $1,548                  N/A
  Class B                           $   304                 N/A                N/A              $   304

California Tax-Free Bond *
  Class A                           $     0                 N/A                N/A              $     0
  Class C                           $33,376                 N/A                N/A              $33,376

California Tax-Free Income          $27,275                 N/A                N/A              $27,275

National Tax-Free
  Class A                            $ 2,905             $2,780             $  125                  N/A
  Class B                            $   125                N/A                N/A              $   125

Oregon Tax-Free
  Class A                            $ 3,213             $2,279             $  934                  N/A
  Class B                            $   318                N/A                N/A              $   381

Short-Term Municipal Income *        $54,276                N/A                N/A              $54,276

------------------

 * Represents amount paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  For the
     -------------------------------------------------------------
year ended September 30, 1996, the Funds' Distributor received the following fees for expense reimbursement under each Fund's Plan for Class A shares:


      Fund                              Class                   Total
      ----                              -----                   -----
Arizona Tax-Free                       Class A                 $20,752
National Tax-Free                      Class A                 $   146
Oregon Tax-Free                        Class A                 $ 1,013

     For the period begun September 6 and ended September 30, 1996, the Distributor received compensation, for distribution-related services, in the amount of $36.00 from the Arizona Tax-Free Fund, and no compensation from the California Tax-Free Bond, National Tax-Free or Oregon Tax-Free Funds, under each such Fund's Plan for Class B shares.

     Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolios pursuant to a Distribution Contract as of October 1, 1995. The figures in the table above reflect amounts paid to PFD through September 5, 1996 and amounts paid to Stephens from September 6 to September 30, 1996. Prior to October 1, 1995, ALPS served as the Distributor to the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds. ALPS was not entitled to any compensation for its services as Distributor for these portfolios.

     Under a distribution plan adopted for the predecessor portfolios' Investor shares, PFD was entitled to be paid directly or reimbursed monthly in amounts described in the Prospectuses for costs and expenses of marketing the Investor shares of the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds.

     California Tax-Free Income Fund.  For the nine-month period ended September
     -------------------------------
30, 1996, the California Tax-Free Income Fund's Distributor received the following amounts of distribution-related fees for the specified purposes set forth below under the Fund's Plan:

                                           Printing &
                                            Mailing         Marketing         Compensation
          Fund                 Total       Prospectus       Brochures       to Underwriters
          ----                 -----       ----------       ---------       ---------------
California Tax-Free Income    $11,584       $  55            $11,528               N/A

     General.  Each plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.




     ADMINISTRATIVE SERVICING PLAN.  The Short-Term Municipal Income Fund has
     -----------------------------
adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Fund's shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the distribution plan while being sold pursuant to the Administrative Servicing Plan.

     The Administrative Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plan also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate Fund. The Administrative Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate Fund, and no material amendment to the Plans or related Administrative Servicing Agreements may be made except by a majority of the Directors.

     The Administrative Servicing Plan requires that the Administrator shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.

     Shareholder Servicing Agent.  The Arizona Tax-Free, Oregon Tax-Free,
     ----------------------------
National Tax-Free, California Tax-Free Bond and California Tax-Free Income Funds have approved Servicing Plans and have entered into related Shareholder Servicing Agreements, on behalf of the Class A, Class B and Class C shares, with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25% (and with respect to the California Funds, not to exceed 0.25% for Class C and 0.30% for Classes A and B) , on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                 Six-Month Period
Fund                                             Ended 3/31/97
----                                             -------------
Arizona Tax-Free
    Class A                                        $   0
    Class B                                        $   0

California Tax-Free Bond*
    Class C                                        $ 16,686

California Tax-Free Income
    Class A                                        $115,476

National Tax-Free
    Class A                                        $   0
    Class B                                        $   0

Oregon Tax-Free
    Class A                                        $ 39,643
    Class B                                        $    123

----------------

 * Represents amounts paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  For the
     -------------------------------------------------------------
period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the Funds indicated below. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the following dollar amounts of shareholder servicing fees, after waivers, for the year ended September 30, 1996:

                                             Year Ended
                                             ----------
Fund                                           9/30/96
-----------------------------                  -------
Arizona Tax-Free
   Class A                                     $   429
   Class B                                         N/A

National Tax-Free
   Class A                                     $     0
   Class B                                         N/A
   Class C
Oregon Tax-Free
   Class A                                     $49,136
   Class B                                         N/A

     California Tax-Free Income Fund.  The California Tax-Free Income Fund did
     -------------------------------
not pay any shareholder servicing fees to Wells Fargo Bank or its affiliates for the nine-month period ended September 30, 1996.

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested periods" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank:

Fund                                                Custody Fees
----                                                ------------
Arizona Tax-Free                                       $   0
California Tax-Free Bond*                              $   0
California Tax-Free Income                             $   0
National Tax-Free                                      $   0
Oregon Tax-Free                                        $   0

Short-Term Municipal Income*                         $   0

--------------------

 * Represents amounts paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Arizona Tax-Free, National Tax-Free, Oregon Tax-Free and Short-Term
     -------------------------------------------------------------------
Municipal Income Funds.  FICAL, located at 707 Wilshire Blvd., Los Angeles,
----------------------
California 90017, acted as Custodian of the Pacifica Arizona Tax-Free, National Tax-Free, Oregon Tax-Free and Short-Term Municipal Income Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

     The predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds did not pay any custody fees, after waivers and reimbursements, to FICAL for the period begun October 1, 1995 and ended September 5, 1996, and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

     California Tax-Free Income Fund.  For the nine-month period ended September
     -------------------------------
30, 1996, the California Tax-Free Income Fund did not pay any custody fees to Wells Fargo Bank.

     Transfer And Dividend Disbursing Agent.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets of each class of shares.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:

     Fund                                            Transfer Agency Fees
     ----                                            --------------------
Arizona Tax-Free                                             $  0
California Tax-Free Bond*                                    $  0
California Tax-Free Income                                   $  0
National Tax-Free                                            $  0
Oregon Tax-Free                                              $  0
Short-Term Municipal Income*                                 $  0

---------------------

 * Represents amounts paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  Under the
     -------------------------------------------------------------
prior transfer agency agreement for the Arizona Tax-Free, Oregon Tax-Free and National Tax-Free Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the New Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency-related services for Pacifica at a rate intended to represent the cost of providing such services.

     California Tax-Free Bond and California Tax-Free Income Funds.  Under the
     -------------------------------------------------------------
prior transfer agency agreement for the California Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a California Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees. For the nine-month period ended September 30, 1996, the California Funds did not pay any transfer and dividend disbursing agency fees.

     The Short-Term Municipal Income Fund.  Under a prior transfer agency
     ------------------------------------
agreement with the predecessor portfolio to the Short-Term Municipal Income Fund, Wells Fargo Bank was entitled to receive a base fee and per-account fees. For the year ended December 31, 1996, the predecessor portfolio did not pay any transfer and dividend disbursing agency fees.

     UNDERWRITING COMMISSIONS.  For the six month period ended March 31, 1997,
     ------------------------
the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives retained $399,809 of such commissions.

     For the year ended December 31, 1994, Stephens retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company's shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274, in underwriting commissions in connection with the purchase or redemption of Company shares.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. In addition, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Class B shares of the Arizona Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the Pacifica Arizona Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Arizona Tax-Exempt Fund. Performance shown or advertised for the Class B shares of the Stagecoach Arizona Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B sales charges and expenses.

     Performance shown or advertised for the Class B shares of the Oregon Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the Pacifica Oregon Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Oregon Tax-Exempt Fund. Performance shown or advertised for the Class B shares of the Stagecoach Oregon Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B sales charges and expenses.

     Performance shown or advertised for the Class B shares of the National Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the Pacifica National Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach National Tax-Exempt Fund. Performance shown or advertised for the Class B shares of the Stagecoach National Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B sales charges and expenses.

     Performance shown or advertised for the Class A shares of the Stagecoach California Tax-Free Bond Fund, reflects performance of the Class A shares of the Overland Express California Tax-Free Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class C shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the sales charges and expenses of the Class C shares. Performance shown or advertised for the Class B shares for periods prior to January 1, 1995, reflects performance of the Class D shares of the Overland Fund, although for periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the sales charges and expenses of the Class B shares of the Class B shares of the Stagecoach Fund.

     Performance shown or advertised for the Class A shares of the Stagecoach Short-Term Municipal Income Fund reflects performance of the Class A shares of the Overland Express Short-Term Municipal Income Fund, a predecessor portfolio with the same investment objectives and policies as the Stagecoach Short-Term Municipal Income Fund.

     Average Annual Total Return for the Period Ended September 30, 1997/1/
     -------------------------------------------------------------------

                   Inception/2/   Inception/2/     Five Year      Five Year     Three Year     Three Year      One Year     One Year
                       With            No            With            No            With            No            With           No
                       Sales          Sales          Sales          Sales          Sales          Sales          Sales         Sale
     Fund             Charge         Charge         Charge         Charge         Charge         Charge         Charge        Charge
     ----             ------         ------         ------         ------         ------         ------         ------        ------
Arizona Tax-Free
    Class A             5.81%          6.68%          5.29%          6.27%          5.48%          7.12%          3.79%        8.66%
    Class B             5.39%          5.53%          4.78%          5.11%          4.97%          5.87%          2.15%        7.15%
California
 Tax-Free Bond
    Class A             7.73%          8.28%          6.20%          7.19%          6.50%          8.14%          4.02%        8.92%
    Class B             7.54%          7.54%          6.08%          6.39%          6.47%          7.34%          3.11%        8.11%
    Class C             7.54%          7.54%          6.39%          6.39%          7.34%          7.34%          7.11%        8.11%
California
Tax-Free
Income
    Class A             4.16%          4.81%           N/A            N/A           4.35%          5.41%          2.55%        5.75%
National
 Tax-Free
    Class A             4.74%          5.79%           N/A            N/A           5.72%          7.34%          3.69%        8.59%
    Class B             4.27%          4.63%           N/A            N/A           5.06%          5.96%          1.13%        6.13%
    Class C             4.63%          4.63%           N/A            N/A           5.96%          5.96%          5.13%        6.13%
Oregon
 Tax-Free
    Class A             6.67%          7.20%          5.26%          6.24%          6.08%          7.71%          3.26%        8.11%
    Class B             6.40%          6.40%          5.07%          5.40%          5.90%          6.79%          1.98%        6.98%
Short-Term
 Municipal
 Income
    Class A             2.82%          3.81%           N/A            N/A           3.03%          4.05%          1.12%        4.18%

/1/ The term "Sales Charge" for the Class A shares of the California Tax-Free
    Income Fund means a front-end sales load of 3.00%. For the Class A shares of the California Tax-Free Bond Fund and the Arizona, National and Oregon Tax-Frees Funds, the term "Sales Charge" means a front-end sales load of 4.50%. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's

   Prospectus. For the Short-Term Municipal Income Fund, the term "Sales Charge" means a front-end sales load of 3.00%.

/2/ Each Fund or its predecessor commenced operations as follows: Arizona Tax-
    Free A - March 1, 1992; Arizona Tax-Free B -September 6, 1996; California Tax-Free Income - November 18, 1992; California Tax- Free Bond Class A - October 6, 1988, Class B - January 1, 1995; Class C - July 1, 1993; National Tax-Free A - January 15, 1993; National Tax-Free B - September 6, 1996; Oregon Tax-Free - June 1, 1988; Oregon Tax-Free B - September 6, 1996; Short-Term Municipal Income - June 3, 1994.

     Cumulative Total Return:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

        Cumulative Total Return for the Year Ended September 30, 1997/1/
        -------------------------------------------------------------

                 Inception/2/    Inception/2/      Five Year         Five Year       Three Year       Three Year
                     With             No              With               No             With              No
     Fund        Sales Charge    Sales Charge     Sales Charge      Sales Charge    Sales Charge     Sales Charge
     ----        ------------    ------------     ------------      ------------    ------------     ------------
Arizona Tax-
Free
  Class A           37.04%          43.48%           29.40%            35.54%           17.37%          22.92%
  Class B           34.06%          35.06%           26.31             28.32%           17.67%          18.68%

California
 Tax-Free
Bond
    Class A         95.38%         104.56%           35.10%            41.50%           20.80%          26.45%
    Class B         92.39%          92.39%           34.30%            36.30%           20.69%          23.69%
Class C             92.39%          92.39%           36.30%            36.30%           23.69%          23.69%

California
Tax-Free
 Income
    Class A         21.98%          25.26%             N/A               N/A            13.61%          17.14%

National
 Tax-Free
    Class A         24.14%          30.01%             N/A               N/A            18.15%          23.68%
    Class B         21.53%          23.53%             N/A               N/A            19.95%          18.96%
    Class C         23.53%          23.53%             N/A               N/A            18.96%          18.96%

Oregon
 Tax-Free

  Class A               82.69%          91.34%            29.23%            35.31%         19.37%            24.98%
  Class B               78.44%          78.44%            28.04%            30.05%         18.76%            21.77%

Short-Term
 Municipal
 Income
  Class A                8.96%          12.23%              N/A               N/A           9.37%            12.66%

/1/ The term "Sales Charge" for the Class A shares of the California Tax-Free Income Fund means a front-end sales load of 3.00%. For the Class A shares of the California Tax-Free Bond Fund and the Arizona, National and Oregon Tax-Frees Funds, the term "Sales Charge" means a front-end sales load of 4.50%. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus. For the Short-Term Municipal Income Fund the term "Sales Charge" means a front-end sales load of 3.00%.

/2/ Each Fund or its predecessor commenced operations as follows: Arizona Tax-Free A - March 1, 1992; Arizona Tax-Free B -September 6, 1996; California Tax-Free Income - November 18, 1992; California Tax- Free Bond Class A - October 6, 1988, Class B - January 1, 1995; Class C - July 1, 1993; National Tax-Free A - January 15, 1993; National Tax-Free B - September 6, 1996; Oregon Tax-Free - June 1, 1988; Oregon Tax-Free B - September 6, 1996; Short-Term Municipal Income - June 3, 1994.

     In addition to the above performance information, the Short-Term Municipal Income Fund may also advertise the cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Yield Calculations:  The Funds may, from time to time, include their
     -------------------
yields, tax-equivalent yields (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds is based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                     YIELD - 2[(a - b + 1)(to the sixth power)  -1]
                                -----
                                 cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. The net investment income of the and Funds includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses.

Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income.



     Tax-Equivalent Yield:  Quotations of tax-equivalent yield for a Tax-Free
     --------------------
Fund are calculated according the following formula:

                        TAX EQUIVALENT YIELD = ( E ) + t
                                                ---
                                                    1 - p
                             E = Tax-exempt yield
                             p = stated income tax rate
                             t = taxable yield



     Effective Yield:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1.

                 Yield for the Year Ended September 30, 1997/1/
                 -------------------------------------------


                                                                    Thirty-Day
                                      Thirty-Day Yield        Tax-Equivalent Yield/2/
                                  -------------------------   -----------------------
                                     After        Before        After        Before
              Fund                   Waiver       Waiver        Waiver       Waiver
              ----                ------------  -----------  ------------  -----------
California Tax-Free Bond
     Class A/3/                         4.32%        4.26%         7.88%        N/A
     Class B                            3.78%        3.30%         7.03%       6.14%
     Class C/3/                         3.77%        3.67%         6.88%        N/A

California Tax-Free Income
     Class A                             3.52%        2.78%         6.55%      5.17%

Arizona Tax-Free Fund
     Class A                             3.22%        2.27%         5.65%      3.98%
     Class B                             2.66%        1.32%         4.67%      2.31%

Oregon Tax-Free Fund
     Class A                             3.88%        3.16%         7.06%      5.75%
     Class B                             3.41%        1.67%         6.20%      3.04%

National Tax-Free Fund
     Class A/3/                          4.89%        4.57%         8.10%       N/A
     Class B                              N/A          N/A           N/A        N/A
     Class C/3/                          4.46%        4.02%         7.38%       N/A

Short-Term Municipal Income
 Fund/3/
  Class A                                3.63%        2.54%          N/A        N/A

------------------

/1/ "After Waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

/2/ Based on a combined federal and state income tax rate of 46.24% for each of the California Tax-Free Bond and California Tax-Free Income Funds, and 45.04% and 42.98% for the Oregon Tax-Free Fund and the Arizona Tax-Free Fund, respectively, and a federal income tax rate of 39.60% for the National Tax-Free Fund.

/3/ Represents performance of the Overland predecessor portfolio for the applicable period ended June 30, 1997.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.
The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.



     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment Advisor and the total amount of assets under management by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the NYSE is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.



     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.



     Brokerage Commissions.  For the six-month period ended March 31, 1997, the
     ----------------------
Funds did not pay any brokerage commissions.

     For the year ended December 31, 1996, the Short-Term Municipal Income predecessor portfolio and the Master Portfolio did not pay any brokerage commissions.

     During the nine-month period ended September 30, 1996 and the years ended December 31, 1995 and 1994, the California Funds did not pay any brokerage commissions on portfolio transactions.

     During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the-counter market.

     Securities of Regular Broker/Dealers.  As of March 31, 1997, the Funds
     ------------------------------------
owned securities of their "regular brokers or dealers" or their parents as defined in the 1940 Act as follows.

Fund                            Broker/Dealer                    Amount
----                            -------------                    ------

Arizona Tax-Free                Goldman Sachs & Co.              $762,919
Oregon Tax-Free                 Goldman Sachs & Co.              $504,001


     Portfolio Turnover Rate.  The portfolio turnover rate is not a limiting
     -----------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate s not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle." If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

     Other Distributions.  Although dividends will be declared daily based on
     -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Special Tax Considerations.

All Funds

     The Funds intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations, the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by a Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their own tax advisors.

     Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

Arizona Tax-Free Fund

     Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Free Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Free Fund that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Free Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Free Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

     Because shares of the Arizona Tax-Free Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Free Fund. The Company makes no representations as to Arizona state and local taxes that may be imposed on a corporate investor in the Arizona Tax-Free Fund and encourages such investors to consult with their own tax advisors.

California Tax-Free Bond and California Tax-Free Income Funds

     Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Bond Fund and California Tax-Free Income Fund that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Bond Fund and California Tax-Free Income Fund, including distributions of interest on municipal obligations issued by other issuers and all capital gains.

     Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Bond Fund and California Tax-Free Income Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Shareholders of the California Tax-Free Bond Fund and California Tax-Free Income Fund should consult their own tax advisors about other state and local tax consequences of their investments in the California Tax-Free Bond Fund and California Tax-Free Income Fund, such as consequences to California part-year residents, which may be different than the federal income tax consequences of such investments. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Bond Fund or California Tax-Free Income Fund and encourages such investors to consult with their own tax advisors.

Oregon Tax-Free Fund

     So long as the Oregon Tax-Free Fund qualifies to be taxed as a separate "regulated investment company" under the Code, individuals, trusts and estates will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Free Fund that represent "exempt-interest dividends" of a regulated investment company under the Code paid on municipal obligations of the State of Oregon and its political subdivisions, the U.S. Virgin Islands, Puerto Rico and Guam. Individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Free Fund, including distributions of interest on obligations issued by other issuers and all long-term and short-term capital gains. Shares of the Oregon Tax-Free Fund will not be subject to the Oregon property tax.

     Shareholders of the Oregon Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Free Fund, which may differ from the federal income tax consequences of such investments. The Company makes no representations as to Oregon state and local taxes that may be imposed on a corporate investor in the Oregon Tax-Free Fund and encourages such investors to consult with their own tax advisors.

National Tax-Free and Short-Term Municipal Income Funds

     Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.




     Other Matters.  Investors should be aware that the investments to be made
     -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

     The Funds are six of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of November 30, 1997 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. As of November 30, 1997, no shareholders were known by the Company to own 5% or more of the outstanding Class A or B shares of the California Funds.

                     5% OWNERSHIP AS OF NOVEMBER 30, 1997

                          NAME AND                        CLASS; TYPE                  PERCENTAGE         PERCENTAGE
    FUND                   ADDRESS                        OF OWNERSHIP                  OF CLASS            OF FUND
    ----                   -------                        ------------                  --------            -------
ARIZONA TAX-            Stephens Inc.                  Class A;                            5.69%              1.58%
  FREE FUND             111 Center Street              Beneficially Owned for
                        Little Rock , AR 72201         Acct. 76382382

                        Donna Marie Brown              Class A                             5.34%              1.48%
                        P.O. Box 2450                  Record Holder
                        Pine Top, AZ 85935

                        Stephens Inc.                  Class B                             5.83%              0.33%
                        111 Center Street              Beneficially Owned for
                        Little Rock , AR 72201         Acct. 77683831

                        Stephens Inc.                  Class B                             6.49%              0.37%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 76452073

                        Stephens Inc.                  Class B                            18.59%              1.06%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 74128096

                        Stephens Inc.                  Class B                            14.65%              0.84%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 74135389

                        Stephens Inc.                  Class B                             5.07%              0.29%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 74142573

                        Stephens Inc.                  Class B                             5.12%              0.29%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 74245439

                          NAME AND                        CLASS; TYPE                   PERCENTAGE        PERCENTAGE
    FUND                   ADDRESS                        OF OWNERSHIP                   OF CLASS           OF FUND
    ----                   -------                        ------------                   --------           -------
NATIONAL TAX-           Stephens Inc.                  Class A                             8.69%              3.02%
  FREE FUND             lll Center Street              Beneficially Owned for
                        Little Rock, AR 72203          Acct. 74349069

                        Stephens Inc.                  Class A                             7.42%              2.58%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72203          Acct. 74327500

                        Stephens Inc.                  Class B                             7.65%              0.68%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 75949932

                        Stephens Inc.                  Class B                             7.36%              0.66%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 75937750

                        Stephens Inc.                  Class B                             5.65%              0.52%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 74178680

                        Stephens Inc.                  Class B                             5.92%              0.53%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 74221787

                        Stephens Inc.                  Class B                             5.37%              0.48%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 74239315

                        Stephens Inc.                  Class B                             5.93%              0.53%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 74338438

                        Stephens Inc.                  Class B                             7.67%              0.68%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 74381002

                        Stephens Inc.                  Class B                             8.07%              0.72%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 77146978

                        Stephens Inc.                  Class B                            17.63%              1.57%
                        111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 74433157

                          NAME AND                        CLASS; TYPE                   PERCENTAGE         PERCENTAGE
    FUND                   ADDRESS                        OF OWNERSHIP                   OF CLASS            OF FUND
    ----                   -------                        ------------                   --------            -------
OREGON TAX-             Stephens Inc.                  Class B                            16.22%              1.11%
FREE FUND               111 Center Street              Beneficially Owned for
                        Little Rock, AR 72201          Acct. 76893571

                        Stephens Inc.                  Class B                             7.42%              0.51%
                        P.O. Box 34127                 Beneficially Owned for
                        Little Rock, AR 72203          Acct. 76258900

                        Stephens Inc.                  Class B                             6.15%              0.42%
                        P.O. Box 34127                 Beneficially Owned for
                        Little Rock, AR 72203          Acct. 76369719

                        Stephens Inc.                  Class B                             6.14%              0.42%
                        P.O. Box 34127                 Beneficially Owned for
                        Little Rock, AR 72203          Acct. 76316882

                        Stephens Inc.                  Class B                            12.28%              0.84%
                        P.O. Box 34127                 Beneficially Owned for
                        Little Rock, AR 72203          Acct. 76232731

SHORT-TERM              Hep & Co.                      Single Class                       44.60%             44.60%
MUNICIPAL INCOME FUND   c/o Wells Fargo Bank           Record Holder
                        P.O. Box 9800
                        Calabasas, CA 91302

                        Herman & Raymond               Single Class                       22.26%             22.26%
                        Christensen                    Record Holder
                        801 American Street
                        San Carlos, CA 94070

                        JJ&W LLC                       Single Class                        8.39%              8.39%
                        P.O. Box 5807                  Record Holder
                        Redwood City, CA 94063

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more that 25% of the voting securities of a fund is presumed to "control" such fund.

Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     This Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Report as filed with the SEC on December 5, 1997.

     The portfolio of investments and unaudited financial statements for the Overland California Tax-Free Bond, Short-Term Municipal Income Fund and Short-Term Municipal Income Master Portfolio for the six month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds for the fiscal year ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the Overland California Tax-Free Bond Fund, Short-Term Municipal Income Fund and Short-Term Municipal Income Master Portfolio for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND
                      GOVERNMENT MONEY MARKET MUTUAL FUND
                            MONEY MARKET MUTUAL FUND
                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                                 CLASS A SHARES

       Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the CALIFORNIA TAX-FREE MONEY MARKET MUTUAL, GOVERNMENT MONEY MARKET MUTUAL, MONEY MARKET MUTUAL, NATIONAL TAX-FREE MONEY MARKET MUTUAL, and TREASURY MONEY MARKET MUTUAL FUNDS. The California Tax-Free Money Market Mutual Fund offers a single class of shares that are sometimes referred to as "Class A shares." Each of the other Funds offers Class A shares. This SAI relates to all such classes of shares.

       This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated December 15, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Historical Fund Information........................................     1
Investment Restrictions............................................     1
Additional Permitted Investment Activities.........................     7
Risk Factors.......................................................    16
Special Considerations Affecting California Municipal Obligations..    18
Management.........................................................    22
Performance Calculations...........................................    35
Determination of Net Asset Value...................................    40
Additional Purchase and Redemption Information.....................    42
Portfolio Transactions.............................................    43
Fund Expenses......................................................    45
Federal Income Taxes...............................................    45
Capital Stock......................................................    51
Other..............................................................    54
Independent Auditors...............................................    54
Financial Information..............................................    54


Appendix...........................................................  A-1

                          HISTORICAL FUND INFORMATION

    The California Tax-Free Money Market Mutual Fund was originally organized as a fund of the Company and commenced operations on July 1, 1992.

    The Government Money Market Mutual Fund was originally organized as the Pacifica Government Money Market Fund on April 26, 1988, as an investment portfolio of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Government Money Market Fund was reorganized as the Company's Government Money Market Mutual Fund.

    The Money Market Mutual Fund was originally organized as a fund of the Company and commenced operations on July 1, 1992.

    The National Tax-Free Money Market Mutual Fund was originally organized as a fund of the Company and commenced operations on April 2, 1996.

     The Treasury Money Market Mutual Fund commenced operations on October 1, 1985, as the Short-Term Government Fund of the Pacific American Funds. The Treasury Money Market Mutual Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

     On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Mutual Fund.



                            INVESTMENT RESTRICTIONS

    Fundamental Investment Policies
    -------------------------------

    Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the

Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The California Tax-Free Money Market Mutual Fund and Money Market Mutual Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of such Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) by the California Tax-Free Money Market Mutual Fund in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), (ii) with respect to both Funds, the obligations of the U.S. Government, its agencies or instrumentalities, and
(iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations with respect to the California Tax-Free Money Market Mutual Fund, or other than money market securities with respect to the Money Market Mutual Fund, or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to both Funds and except for margin payments in connection with options, futures and options on futures with regard to the California Tax-Free Money Market Mutual Fund) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Funds may purchase securities with put rights in order to maintain liquidity; nor

     In addition, neither the California Tax-Free Money Market Mutual Fund nor the Money Market Mutual Fund may make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

The Government Money Market Mutual Fund may not:

     (1) invest more than 10% of the aggregate value of its total assets in investments that are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, variable- and floating-rate demand notes requiring receipt of principal note amount on more than seven days notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange);

     (2) borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist);

     (3) make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectuses or this SAI. The Fund may invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Fund, does not exceed 10% of the value of its total assets;

     (4) invest in companies for the purpose of exercising control or management;

     (5) knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or where otherwise permitted by the 1940 Act;

     (6) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

     (7) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933 (the "1933 Act"), if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the Fund would exceed 10% of the value of the Fund's total assets;

     (8) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

     (9) sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (2);

     (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its Advisor, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges; nor

     (13) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The National Tax-Free Money Market Mutual Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities);
(ii) obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts) except that the Fund may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund may enter into futures and options contracts in accordance with its investment policies;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions), or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

     (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (9) make loans, except that the Fund may purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies.

     With regard to fundamental investment restriction number (1) above, the Fund intends to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The staff of the U.S. Securities and Exchange Commission ("SEC") takes the position that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks". The Company currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

     Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund to comply with the diversification requirements under Rule 2a-7.

The Treasury Money Market Mutual Fund may not:

     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

     (2) borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, the Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as the Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

     (7)  invest in companies for the purpose of exercising control;

     (8) make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

     (10) lend its portfolio securities in excess of one-third of the value of its total assets.


     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund other than Government Money Market Mutual may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and
(iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign branches of U.S. banks and U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund, except the California Tax-Free Money Market Mutual and Money Market Mutual Funds, may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Government Money Market Mutual may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Funds, except the Treasury Money Market Mutual Fund, may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Funds, except the Treasury Money Market Mutual Fund, may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.__

     Foreign Obligations
     -------------------

     Each Fund, except the Treasury Money Market Mutual Fund, may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities
not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 10% of its assets in illiquid securities.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds, except the Treasury Money Market Mutual Fund, may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments, in each case, the Company's Board approves or ratifies such investments.

     Loans of Portfolio Securities
     -----------------------------

     The Funds, except the California Tax-Free Money Market Mutual and Money Market Mutual Funds, may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit (secured continuously by U.S. Treasury obligations only for the Treasury Money Market Mutual Fund) maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund, and will not exceed 20% of the total assets of the Treasury Money Market Mutual Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a

Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens or any of their affiliates.

     Mortgage-Backed Securities
     --------------------------

     The Government Money Market Mutual may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that Advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

     Municipal Bonds
     ---------------

     The California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Funds may not invest 20% or more of their respective assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.



     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to California obligations, the California Tax-Free Money Market Mutual Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or California obligations, specifically, for investment by a Fund and the liquidity and value of a Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

     Municipal Notes
     ---------------

     The California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes.
Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.


     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Other Investment Companies
     --------------------------

     The Funds, except the Government Money Market Mutual Fund, may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company,
(ii) 5% of such Fund's net assets with respect to any one investment company and
(iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Repurchase Agreements
     ---------------------

     Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Taxable Investments
     -------------------

     The National Tax-Free Money Market Mutual and California Tax-Free Money Market Mutual Funds may make certain taxable investments. Pending the investment of proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment Advisor, it is advisable to do so because of market conditions, the National Tax-Free Money Market Mutual Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves including the following taxable high-quality money market instruments: (I) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Moreover, the National Tax-Free Money Market Mutual Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Fund's interestholders when, in the opinion of Wells Fargo Bank, as investment Advisor, it is advisable to do so because of unusual market conditions.

     Unrated and Downgraded Investments
     ----------------------------------

     The Funds, except the Treasury Money Market Mutual Fund, may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the Funds' procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Money Market Mutual Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations.
U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Money Market Mutual and Government Money Market Mutual Funds may invest in U.S. Treasury STRIPS.

     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations ("NRSROs")
     ------------------------------------------------------------------

     The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

     The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Money Market Mutual Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment advisor, under guidelines adopted by the Board of Directors of the Company.

     Each Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Money Market Mutual Fund and the National Tax-Free Money Market Mutual Fund are considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:


           . capped floaters (on which interest is not paid when market rates move above a certain level);

           . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

           . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

           . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

           . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above.
Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

     Since the California Tax-Free Money Market Mutual Fund invests primarily in securities issued by California and its agencies and municipalities, events in California are more likely to affect the Fund's investments. While the California Tax-Free Money Market Mutual Fund seeks to reduce risk by investing its assets in securities of various issuers, the Fund is considered to be nondiversified for purposes of the 1940 Act. However, the California Tax-Free Money Market Mutual Fund will comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code"), diversification requirements.

                        SPECIAL CONSIDERATIONS AFFECTING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

    The concentration of the California Tax-Free Money Market Mutual Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

    Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. These developments, if they occur, could adversely affect the performance of the California Tax-Free Money Market Mutual Fund since it invests a significant portion of its assets in California municipal obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information.  From mid-1990 to late
     ----------------------------------------------
1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly that related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the State's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the State has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak on June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the State's budget, and reduction of available internal borrowable funds, combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the State's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's lowered its rating from "Aaa" to "A1," S&P lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AAA" to "A."

     However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and 400,000 additional jobs were created between the fourth quarter of 1996 and the fourth quarter of 1997. Some analysts project this trend to continue through the rest of the decade. Because of the improving economy and California's fiscal austerity, the State has had operating surpluses for its past five consecutive fiscal years through 1996-97. In addition, the SFEU is projected to have a positive balance of approximately $553 million as of June 30, 1998.
Also, S&P upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

     Local Governments.  On December 6, 1994, Orange County, California, became
     -----------------
the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The bankruptcy filing stemmed from approximately
$1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy. As of October 31, 1997, the county's investment rating by S&P was "B".

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California, causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long-term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $460 million in the 1997-98 fiscal year.

     Even though the State has no existing obligations with respect to either Orange County or Los Angeles County, the State may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

     State Finances.  State tax revenues and other income are segregated into
     --------------
the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the State's Treasury and not required by law to be credited to any other fund, as well as earnings from State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. The General Fund may be expended as the result of appropriation measures by California's Legislature approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed, for budgeting and accounting purposes, an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

     Changes in California Constitutional and Other Laws.  In 1978, California
     ---------------------------------------------------
voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.


     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the State's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which requires in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval. In 1996,

California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the State's Constitution. Proposition 218 generally requires voter approval of most tax or fee increases by local governments and curtails local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. It remains to be seen what impact these Articles will have on the ability of obligors to make payments on existing and future California security obligations.

     Other Information.  Certain debt obligations held by the Funds may be
     -----------------
obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

     Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

     The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

                                   MANAGEMENT

    The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupation(s)
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -----------------------

Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens; Manager
                                       Chairman and        of Financial Services Group; President of
                                       President           Stephens Insurance Services Inc.; Senior Vice
                                                           President of Stephens Sports Management Inc.;
                                                           and President of Investor Brokerage Insurance
                                                           Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                       University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                    Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

Richard H. Blank, Jr., 41              Chief Operating     Associate of Financial Services Group of
                                       Officer,            Stephens; Director of Stephens Sports
                                       Secretary and       Management Inc.; and Director of Capo Inc.
                                       Treasurer

                               Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                       Total Compensation
                                 Aggregate Compensation                 from Registrant
Name and Position                   from Registrant                     and Fund Complex
-----------------                   ---------------                     ----------------
Jack S. Euphrat                          $11,250                             $33,750
   Director

R. Greg Feltus                           $0                                  $0
   Director

Thomas S. Goho                           $11,250                             $33,750
   Director

Joseph N. Hankin                         $0                                  $0
    Director
(appointed as of
    9/6/96)

W. Rodney Hughes                         $9,250                              $27,750
    Director

Robert M. Joses                          $11,250                             $33,750
    Director

J. Tucker Morse                          $9,250                              $27,750
    Director


    As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

    Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

    As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                                      Annual Rate
                      Fund                                   (as percentage of net assets)
                      ----                                   -----------------------------

     California Tax-Free Money Market Mutual                              0.50%
     Government Money Market Mutual                                       0.25%
     Money Market Mutual Fund                                             0.40%
     National Tax-Free Money Market Mutual                                0.30%
     Treasury Money Market Mutual                                         0.25%

    For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                        Six-Month
                                                                      Period Ended
                                                                         3/31/97
                                                                         ------

                 Fund                                        Fees Paid         Fees Waived
                 ----                                        ---------         -----------

California Tax-Free Money Market Mutual                      $1,503,717        $1,687,408
Government Money Market Mutual                               $   63,059        $   10,775
Money Market Mutual                                          $8,856,102        $  979,244
National Tax-Free Money Market Mutual                        $   19,989        $        0
Treasury Money Market Mutual                                 $1,518,347        $  751,971

     Treasury Money Market Mutual           $1,518,347         $  751,971
                                            ----------         ----------

     California Tax-Free Money Market Mutual and Money Market Mutual Funds.  For
     ---------------------------------------------------------------------
the periods indicated below, the Money Market Mutual and California Tax-Free Money Market Mutual Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                   Nine-Month
                                  Period Ended                       Year Ended                         Year Ended
                                     9/30/96                          12/31/95                           12/31/94
                                     -------                          --------                           --------
                               Fees             Fees             Fees             Fees             Fees             Fees
          Fund                 Paid            Waived            Paid            Waived            Paid            Waived
          ----                 ----            ------            ----            ------            ----            ------
California Tax-Free        $ 4,867,523           $0            $ 4,099,437           $0         $  304,857        $3,809,902
  Money Market Mutual
  Money Market Mutual      $12,729,506           $0            $11,593,678           $0         $2,073,686        $2,008,946

     Government Money Market Mutual and Treasury Money Market Mutual Funds.
     ---------------------------------------------------------------------
Prior to March 18, 1994, the Advisor for the predecessor portfolio to the Government Money Market Mutual Fund was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc.

     The Pacifica Government Money Market and Treasury Money Market Funds were reorganized as the Company's Government Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as Advisor to the Pacifica Government Money Market and Treasury Money Market Funds. As of September 6, 1996, Wells Fargo Bank became the Advisor to the Company's Government Money Market Mutual and Treasury Money Market Mutual Funds.

     For the fiscal year ended September 30, 1996, the Government Money Market Mutual Fund paid advisory fees of $274,640 and no fees were waived. For the same period, the Treasury Money Market Mutual Fund paid advisory fees of $2,442,922 of which $2,073,426 were waived. These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM for the period begun April 1, 1996 and ended September 5, 1996.

     During the fiscal years ended September 30, 1995 and September 30, 1994, the prior Advisor was entitled to receive advisory fees from the predecessor portfolio of the Government Money Market Mutual Fund at the same annual rates as those currently in effect. The prior Advisor was entitled to receive $383,269 in fees for the fiscal year ended September 30, 1995 and $442,842 in fees for the fiscal year ended September 30, 1994. The investment Advisor did not waive any fees during these periods.

     For the periods indicated below, the advisory fees paid to the former Advisor by the predecessor portfolio of the Treasury Money Market Mutual Fund were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the Advisor. Prior to October 1, 1994, all of these fees were, in turn, paid by the Advisor to its affiliates who served as investment sub-Advisors during the periods indicated.


                              Six-Month
    Year Ended              Period Ended         Year Ended
     9/30/95                   9/30/94             3/31/94
     -------                   -------             -------
    $1,160,424                $454,029            $900,919

    National Tax-Free Money Market Mutual Fund.  Prior to the Consolidation, the
    ------------------------------------------
National Tax-Free Money Market Fund invested all of its assets into a corresponding Master Portfolio of MIT and did not retain an investment Advisor. Wells Fargo Bank served as investment Advisor to the Master Portfolio in which the Fund invested and was entitled to receive a monthly fee at the annual rate of 0.30% of the Master Portfolio's average daily net assets.

    For the period begun April 2, 1996 (commencement of operations) and ended September 30, 1996, the National Tax-Free Money Market Mutual Fund paid to Wells Fargo Bank $76,987 in advisory fees, and $10,704 in advisory fees were waived during this period.

    General.  Each Fund's Advisory Contract will continue in effect for more
    -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

    Administrator and Co-Administrator.  The Company has retained Wells Fargo
    ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

    Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

    For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:


                                                                                              Six-Month
                                                                                            Period Ended
                                                                                               3/31/97
                                                                                               -------
                 Fund                                    Total                  Wells Fargo                 Stephens
                 ----                                    -----                  -----------                 --------
California Tax-Free Money Market Mutual                 $253,836                  $ 50,767                  $203,069
Government Money Market Mutual                          $ 15,761                  $  3,152                  $ 12,609
Money Market Mutual                                     $980,282                  $196,056                  $784,226
National Tax-Free Money Market Mutual                   $  3,744                  $    749                  $  2,995
Treasury Money Market Mutual                            $483,198                  $ 96,640                  $386,558


    California Tax-Free Money Market Mutual and Money Market Mutual Funds.  For
    ---------------------------------------------------------------------
the nine-month period ended September 30, 1996 and the fiscal years ended December 31, 1995 and 1994, the California Tax-Free Money Market Mutual and Money Market Mutual Funds paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during these periods, entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets.


                                                    Nine-Month
                                                   Period Ended     Year Ended      Year Ended
            Fund                                      9/30/96       12/31/95         12/31/94
            ----                                     --------      ---------        ---------
California Tax-Free Money Market Mutual              $245,966      $ 292,095        $ 247,666
Money Market Mutual                                  $872,577      $ 954,713        $ 306,209

    Government Money Market Mutual
    ------------------------------
     and Treasury Money Market Mutual Funds. The Pacifica Government Money
     --------------------------------------
Market and Treasury Money Market Funds were reorganized as the Company's Government Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     The predecessor portfolio of the Treasury Money Market Mutual Fund was administered through April 14, 1996 by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of the Fund's average daily net assets.

     The table below reflects the net amounts paid, and the amounts waived, for administration services by the Funds to Stephens, as sole Administrator to the Funds, for the period begun September 6, 1996 and ended September 30, 1996. During this time, Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The table also reflects the net administration fees paid to the respective former Administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996. During the fiscal years ended September 30, 1995 and September 30, 1994, Furman Selz was entitled to receive administration services fees and waived administration fees in the amounts indicated below. During the fiscal years ended September 30, 1996, September 30, 1995 and the six-month period ended September 30, 1994 and the administration fees paid to the Dreyfus Corporation by the Treasury Money Market Mutual Fund are listed below.

                                      Year Ended               Year Ended                 Year Ended
                                        9/30/96                  9/30/95                    9/30/94
                                      ----------                --------                  ----------
                                  Fees         Fees        Fees          Fees          Fees         Fees
      Fund                        Paid        Waived       Paid         Waived         Paid        Waived
      ----                        ----        ------       ----         ------         ----        ------
Government Money Market          $  120,179     $0       $255,512      $25,550       $295,228     $29,523
Treasury Money Market            $1,745,759     $0       $921,886      $     0       $347,499*    $     0

----------------------

* The amount indicated reflects fees for the period of March 31, 1994 to September 30, 1994.





     National Tax-Free Money Market Mutual Fund.  For the period begun April 2,
     ------------------------------------------
1996 and ended September 30, 1996, Stephens served as sole Administrator to the National Tax-Free Money Market Mutual Fund, and received $731 in administration fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets for such services.

     Sponsor and Distributor.  Stephens (the "Distributor"), located at 111
     -----------------------
Center Street, Little Rock, Arkansas 72201, serves as Sponsor and Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans and pursuant to the related Distribution Agreement, the Funds may pay Stephens the amounts listed below as compensation for distribution-related services or as reimbursement for distribution-related services. The fees are expressed as a percentage of the average daily net assets attributable to each Class or Fund.


Fund                                              Fee
----                                              ---
Government Money Market Mutual                    0.05%
National Tax-Free Money Market Mutual             0.05%
Treasury Money Market Mutual                      0.05%

     The actual fee payable to the Distributor by the above-indicated Funds is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

    Under the Plans in effect for the Class A shares of the California Tax-Free Money Market Mutual and Money Market Mutual Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and promotional materials to prospective Fund shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of the Funds provide only for reimbursement of actual expenses.





    For the six-month period ended March 31, 1997, the Funds' Distributor received the following fees for the distribution-related services, as set forth below, under each Fund's Plan:

                                                   Printing &
                                                     Mailing          Marketing      Compensation to
           Fund                     Total          Prospectus        Brochures        Underwriters
           ----                     -----          ----------        ---------        ------------
California Tax-Free
   Money Market Mutual             $155,752          $ 70,417         $ 85,335             N/A

Government Money
   Market Mutual                   $  5,810          $  3,575         $  2,235             N/A

Money Market Mutual                $489,563          $222,858         $266,705             N/A

National Tax-Free
   Money Market Mutual             $  3,823          $  3,659         $    165             N/A

                                                   Printing &
                                                     Mailing          Marketing      Compensation to
           Fund                     Total          Prospectus        Brochures        Underwriters
           ----                     -----          ----------        ---------        ------------
Treasury Money Market
   Mutual                          $  5,013          $  3,619         $  1,395             N/A

    California Tax-Free Money Market Mutual and Money Market Mutual Funds:  For
    ---------------------------------------------------------------------
the period ended September 30, 1996, the Funds' Distributor received the following fees for distribution-related services, as set forth below, under each Fund's Plan:

                                                   Printing &
                                                     Mailing          Marketing      Compensation to
           Fund                     Total          Prospectus        Brochures        Underwriters
           ----                     -----          ----------        ---------        ------------
California Tax-Free
   Money Market Mutual             $188,355           $39,668         $148,687             N/A

Money Market Mutual
  Class A                          $383,963           $24,454         $359,509             N/A

    Government Money Market Mutual and Treasury Money Market Mutual Funds.  The
    ---------------------------------------------------------------------
Government Money Market Mutual and the Treasury Money Market Mutual Funds, for the year ended September 30, 1996, paid the Distributor $29,161 for the Government Money Market Mutual Fund and $13,064 for the Treasury Money Market Mutual Fund of distribution-related fees for expense reimbursement under each Fund's Plan for Class A shares.

    Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolios pursuant to a Distribution Contract as of October 1, 1995. The figures in the table above reflect amounts paid to PFD through September 5, 1996, and amounts paid to Stephens from September 6 to September 30, 1996.

    Under a distribution plan adopted for the Government Money Market Mutual and Treasury Money Market Mutual predecessor portfolios, Pacifica, on behalf of the predecessor portfolios, paid directly or reimbursed PFD monthly for costs and expenses of marketing their shares.

    National Tax-Free Money Market Mutual Fund.  For the period begun April 2,
    ------------------------------------------
1996 and ended September 30, 1996, the National Tax-Free Money Market Mutual Fund's Distributor received $144 in distribution-related fees as reimbursement for promotional materials.

    For the periods indicated above, WFSI and its registered representatives received no compensation under each Fund's Plan.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and Non-Interested Directors. Such Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     SHAREHOLDER SERVICING AGENT.  The Funds have approved Servicing Plans and
     ---------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of its Class A shares.
Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plans and Agreements are shown below. The Servicing Plans and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

                     Fund                       Fee
                     ----                       ---
California Tax-Free Money Market Mutual         0.30%
Government Money Market Mutual                  0.25%
Money Market Mutual                             0.30%
National Tax-Free Money Market Mutual           0.25%
Treasury Money Market Mutual                    0.30%

     For the periods indicated below, the dollar amounts of shareholder servicing fees paid by the Funds to Wells Fargo Bank or its affiliates were as follows:


                                                          Six-Month                 Nine-Month
                                                        Period Ended               Period Ended
Fund                                                      3/31/97                     9/30/96
----                                                      -------                     -------
California Tax-Free Money Market Mutual                    $1,914,675               $  344,032
Money Market Mutual                                        $6,287,325               $7,594,481
Government Money Market Mutual                             $   73,835               $  155,369
National Tax-Free Money Market Mutual                      $        0               $        0
Treasury Money Market Mutual                               $   68,907               $  153,899


    Government Money Market Mutual and Treasury Money Market Mutual Funds.
    ---------------------------------------------------------------------

       For the period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Interstate Bancorp for the Government Money Market Mutual and Treasury Money Market Mutual Funds, except that for the same period, and under similar service agreements with certain institutions, including affiliates of FICM, payments were made to various institutions for the Treasury Money Market Mutual Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates.



     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank receives a fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997, the Funds did not pay any compensation for custody services to Wells Fargo Bank.

     California Tax-Free Money Market Mutual, Money Market Mutual and National
     -------------------------------------------------------------------------
Tax-Free Money Market Mutual Funds.
----------------------------------

For the nine-month period ended September 30, 1996, the California Tax-Free Money Market Mutual, Money Market Mutual and National Tax-Free Money Market Mutual Funds did not pay any custody fees to Wells Fargo Bank.

     Government Money Market Mutual and Treasury Money Market Mutual Funds.
     ---------------------------------------------------------------------
FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian to the Pacifica Government Money Market and Treasury Money Market Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

     For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:


                                             Year Ended
         Fund                                  9/30/96
         ----                                  -------
Government Money Market Mutual                $ 18,315
Treasury Money Market Mutual                  $252,183

     Transfer and Dividend Disbursing Agent.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of each Fund's average daily net assets of Class A shares.

     For the six-month period ended March 31, 1997, the Funds did not pay any compensation for transfer and dividend disbursing agency services to Wells Fargo Bank.

     For the nine-month period ended September 30, 1996, the Money Market Mutual, California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds did not pay any compensation for transfer and dividend disbursing agency services.

     Government Money Market Mutual and Treasury Money Market Mutual Funds.
     ---------------------------------------------------------------------
Under the prior transfer agency agreement for the Government Money Market Mutual Fund and the Treasury

Money Market Mutual Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Class A shares of each such Fund, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     Money Market Mutual and California Tax-Free Money Market Mutual Funds.  For
     ---------------------------------------------------------------------
its services as Transfer and Dividend Disbursing Agent for the Money Market Mutual and California Tax-Free Money Market Mutual Funds' Class A shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of each Fund's average daily net assets for Class A shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     Underwriting Commissions.  The Funds do not assess any front-end sales
     ------------------------
loads or contingent deferred sales charges in connection with the purchase and redemption of shares, and therefore pay no underwriting commissions to the Distributor.

                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Average Annual Total Return:  The Funds may advertise certain total return
     ---------------------------
information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Class A shares of the Stagecoach Government Money Market Mutual Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the Pacifica Government Money Market Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Government Money Market Mutual Fund.

     Performance shown or advertised for the Class A shares of the Stagecoach Treasury, Money Market Mutual Fund reflect performance of the Investor shares of the

Pacifica Treasury Money Market Fund, a predecessor portfolio with the same investment objective and policies and the Stagecoach Treasury Money Market Mutual Fund.

     Average Annual Total Return for the Applicable Period Ended September 30,
     -------------------------------------------------------------------------
1997
----

                                                              Five          Three       One
            Fund                             Inception        Year           Year       Year
            ----                             ---------        ----           ----      -----
California Tax-Free Money Market Mutual         2.63%         2.58%          2.97%     2.88%
Government Money Market Mutual                  5.35%         4.15%          4.94%     4.79%
Money Market Mutual                             4.14%         4.21%          5.01%     4.92%
National Tax-Free Money Market Mutual           2.93%          N/A            N/A      2.88%
Treasury Money Market Mutual                    5.49%         4.18%          5.07%     4.98%


CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
-----------------------
each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended September 30, 1997
     --------------------------------------------------------------------------


                                                                Five        Three
            Fund                               Inception        Year         Year
            ----                               ---------        ----         ----
California Tax-Free Money Market Mutual           16.11%        13.61%       9.17%
Government Money Market Mutual                    63.59%        22.56%      15.57%
Money Market Mutual                               23.76%        22.89%      15.78%
National Tax-Free Money Market Mutual              4.43%         N/A          N/A
Treasury Money Market Mutual                      89.86%        22.72%      15.99%

YIELD CALCULATIONS:  The Funds may, from time to time, include their
------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD - 2[(a - b + 1)(to the sixth power) -1]
                                     -----
                                       Cd
     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.



     TAX-EQUIVALENT YIELD:  Quotations of tax-equivalent yield for a Tax-Free
     --------------------
Fund are calculated according the following formula:

                        TAX EQUIVALENT YIELD = ( E ) + t
                                                ---
                                               1 - p
                             E = Tax-exempt yield
                             p = stated income tax rate
                             t = taxable yield



     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1.

            Yield for the Applicable Period Ended September 30, 1997
            --------------------------------------------------------

                                                                           Seven-Day
                                          Seven-Day      Seven-Day      Tax-Equivalent                   Thirty-Day
                              Seven-Day   Effective   Tax-Equivalent       Effective      Thirty-Day   Tax-Equivalent
Fund                            Yield       Yield        Yield/1/          Yield/1/          Yield        Yield/1/
----                            -----       -----        --------          --------          -----        --------
California Tax-Free Money
   Market Mutual                   3.21%       3.26%            5.97%              6.06%        2.94%            5.47%
Government Money Market
   Mutual                          4.87%       4.99%       N/A               N/A                4.82%            8.97%
Money Market Mutual                4.97%       5.09%       N/A               N/A                4.96%            9.23%
National Tax-Free Money
   Market Mutual                   3.23%       3.28%            4.49%              4.56%        3.00%            4.17%
Treasury Money Market
   Mutual                          4.86%       4.98%       N/A               N/A                4.96%            9.23%

--------------------

/1/ Based on a combined state and federal income tax rate of 46.24%, except for the National Tax-Free Money Market Mutual Fund which is based on a federal tax rate of 28.00%.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $57 billion of assets of individual, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE


    Net asset value per share for the Class A shares of the Government Money Market Mutual, Treasury Money Market Mutual and Money Market Mutual Funds is determined as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the NYSE is open for business. Net asset value per share for the Class A shares of the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time) on each day the NYSE is open for business.

     Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.



     Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Purchase orders for Class A shares of the Money Market Mutual, Government Money Market Mutual and Treasury Money Market Mutual Funds received before 12:00 Noon (Pacific time) are processed at 12:00 Noon on that Business Day. Purchase orders received after 12:00 Noon are processed at 12:00 Noon the next Business Day. Purchase orders for shares of the California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds received before 9:00 a.m. (Pacific time) are processed at 9:00 a.m. on that Business Day. Purchase orders received after 9:00 a.m. are processed at 9:00 a.m. the next Business Day. Transaction orders that are received prior to 1:00 p.m. through shareholder servicing agents in connection with automated investment programs are processed at 1:00 p.m. On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than 12:00 Noon.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.
                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the

Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.



     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC Commission or an exemption is otherwise available.

     The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Brokerage Commissions.  The Funds did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997.

     Securities of Regular Broker/Dealers.  As of March 31, 1997, the Funds
     ------------------------------------
owned securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:

         Fund                        Broker/Dealers                      Amount
         ----                        --------------                      ------
California Tax-Free Money            None                                None
   Market Mutual

Money Market Mutual Fund             Goldman Sachs & Co.                 $324,580,500
                                     Merrill Lynch                       $244,186,473
                                     J.P. Morgan Securities              $ 56,309,000
                                     Morgan Stanley                      $ 24,466,000

Government Money Market              Goldman Sachs & Co.                 $  8,280,000
   Mutual Fund                       J.P. Morgan Securities              $  9,160,000

National Tax-Free Money              None                                None
   Market Mutual Fund

Treasury Money Market                Goldman Sachs & Co.                 $172,575,000
   Mutual Fund                       J.P. Morgan Securities              $232,766,000
                                     Morgan Stanley                      $156,530,000

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.


     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Funds for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Funds at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Funds held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

     Other Distributions.  Although dividends will be declared daily based on
     -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.


     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.


     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Special Tax Considerations for California Tax-Free Money Market Mutual Fund
     ---------------------------------------------------------------------------
and National Tax-Free Money Market Mutual Fund.
----------------------------------------------

General


     The California Tax-Free Money Market Mutual Fund and National Tax-Free Money Market Mutual Fund intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations, the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Funds with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by a Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the California Tax-Free Money Market Mutual Fund or National Tax-Free Money Market Mutual Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing California Tax-Free Money Market Mutual Fund or National Tax-Free Money Market Mutual Fund shares. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their own tax advisors.


     Shares of the California Tax-Free Money Market Mutual Fund or National Tax-Free Money Market Mutual Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

California Tax-Free Money Market Mutual Fund

     Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Money Market Mutual Fund that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Money Market Mutual Fund, including distributions of interest on municipal obligations issued by other issuers and all capital gains.

     Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Money Market Mutual Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


     Shareholders of the California Tax-Free Money Market Mutual Fund should consult their own tax advisors about other state and local tax consequences of their investments in the Fund, including consequences to California part-year residents, which may be different than the federal income tax consequences of such investments. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Money Market Mutual Fund and encourages such investors to consult with their own tax advisors.

National Tax-Free Money Market Mutual Fund

     Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                                 CAPITAL STOCK

     The Funds are five of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Set forth below as of November 30, 1997 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole.


                      5% OWNERSHIP AS OF NOVEMBER 30, 1997


                                      Name and                   Class; Type      Percentage   Percentage
         Fund                          Address                   of Ownership      of Class      of Fund
         ----                          -------                   ------------      --------      -------
CALIFORNIA TAX-FREE      Wells Fargo Bank                      Class A               89.39%       89.39%
MONEY MARKET MUTUAL      P.O. Box 7066                         Beneficially Owned
                         San Francisco, CA  94120


MONEY MARKET MUTUAL      Wells Fargo Bank                      Class A               93.38%       80.46%
                         P.O. Box 7066                         Beneficially Owned
                         San Francisco, CA  94120

GOVERNMENT               Wells Fargo Bank (Trustee)             Class A               35.74%       35.74%
MONEY MARKET             Choicemaster                           Record Holder
MUTUAL                   Attn: Mutual Funds A88-4
                         P.O. Box 9800
                         Calabasas, CA  91372

                         First Interstate Bank of California    Class A               27.61%       27.61%
                         Attn: Fund Accounting ACM Desk         Record Holder
                         26610 W. Agoura Road
                         Calabasas, CA  91302

                         Hare & Co.                             Class A               23.65%       23.65%
                         Bank of New York                       Record Holder
                         One Wall Street, Second Floor
                         Attn:  STIF/Master Note
                         New York, NY  10005

                         Virg & Co.                             Class A               67.36%        1.65%
                         Attn:  MF Dept. A88-4                  Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372

                         Hare & Co.                             Class A                7.72%        0.19%
                         Bank of New York                       Record Holder
                         One Wall Street, Second Floor
                         Attn:  STIF/Master Note
                         New York, NY  10005

NATIONAL TAX-            Wells Fargo Bank                       Class A               83.01%       83.01%
FREE MONEY               P.O. Box 7066                          Beneficially Owned
MARKET MUTUAL            San Francisco, CA  94120

                         Stephens Inc.                          Class A                8.07%        8.07%
                         111 Center Street                      Record Holder
                         Little Rock, AR  72201

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

       The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

       The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

       The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

       Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX


       The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

       Moody's:  The four highest ratings for corporate and municipal bonds are
       -------
"Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

       S&P:  The four highest ratings for corporate and municipal bonds are
       ---
"AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

       Moody's:  The highest ratings for state and municipal short-term
       -------
obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

       S&P:  The "SP-1" rating reflects a "very strong or strong capacity to pay
       ---
principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

       Moody's:  The highest rating for corporate and municipal commercial paper
       -------
is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

       S&P:  The "A-1" rating for corporate and municipal commercial paper
       ---
indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes
---------------

       S&P:  The two highest ratings for corporate notes are "SP-1" and "SP-2."
       ---
The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                            STAGECOACH FUNDS, INC.
                    SEC Registration Nos. 33-42927; 811-6419

                                     PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:
          --------------------

          With respect to the Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Diversified Equity Income, Equity Index, Equity Value, Government Money Market Mutual, Growth, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Strategic Growth, Treasury Money Market Mutual, U.S. Government Allocation and U.S. Government Income Funds, the portfolio of investments, unaudited financial statements and independent auditors' report for the fiscal period ended September 30, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Semi-Annual Reports, as filed with the SEC on December 5, 1997.

          With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, unaudited financial statements and independent auditors' report for the fiscal period ended September 30, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Semi-Annual Reports, as filed with the SEC on December 5, 1997.

          With respect to the Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Diversified Equity Income, Equity Index, Equity Value, Government Money Market Mutual, Growth, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Strategic Growth, Treasury Money Market Mutual, U.S. Government Allocation and U.S. Government Income Funds, the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports, as filed with the SEC on June 4, 1997.

          With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

          With respect to the International Equity Fund and National Tax Free Money Market Trust, the financial statements for such Funds will be incorporated by reference in their respective statements of additional information when available.

          With respect to the predecessor portfolios to the California Tax-Free Bond, Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland Express Funds, Inc. ("Overland") (SEC File Nos. 33-16296; 811-8275) as filed with the SEC on September 3, 1997.

          With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland as filed with the SEC on September 3, 1997.

          With respect to the predecessor portfolios to the California Tax-Free Bond, Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

          With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     (b)  Exhibits:
          --------

   Exhibit
   Number                        Description
   ------                        -----------


    1(a)         - Amended and Restated Articles of Incorporation dated November
                   22, 1995, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    1(b)         - Articles Supplementary, filed herewith.

    2            - By-Laws, incorporated by reference to Post-Effective
                   Amendment No. 31 to the Registration Statement, filed May 15, 1997.

    3            - Not Applicable

    4            - Not Applicable

    5(a)(i)      - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(a)(ii)     - Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(b)(i)      - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(b)(ii)     - Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(c)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(d)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(e)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(f)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(g)(i)      - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(g)(ii)   - Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(h)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    5(i)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

    5(j)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    5(k)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Arizona Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(l)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Balanced Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(m)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Equity Value Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(n)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Government Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(o)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Intermediate Bond Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(p)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Trust Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(q)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(r)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Oregon Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(s)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Prime Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(t)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(u)       - Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    5(v)       - Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    5(v)(i)    - Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Index Allocation, Short-Term Government-Corporate Income, Short-Term Municipal Income, Overland Express Sweep and Variable Rate Government Funds, filed September 25, 1997.

    5(v)(ii)   - Form of Sub-Advisory Contract with Barclays Global Fund
                 Advisors on behalf of the Index Allocation Fund, filed September 25, 1997.

    5(w)       - Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    6(a)       - Amended Distribution Agreement with Stephens Inc.,
                 incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    6(b)       - Selling Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    7          - Not Applicable

    8(a)       - Custody Agreement with Wells Fargo Institutional Trust
                 Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(b)       - Custody Agreement with Wells Fargo Institutional Trust
                 Company, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(c)       - Custody Agreement with Wells Fargo Institutional Trust
                 Company, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(d)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(e)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(f)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(g)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(h)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    8(i)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    8(j)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    8(k)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    8(l)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

    8(m)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

    8(n)       - Custody Agreement with Wells Fargo Bank on behalf of the
                 Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Index Allocation, Intermediate Bond, Money Market Trust, National Tax-Free, Oregon Tax-Free, Overland Express Sweep, Prime Money Market Mutual, Short-Term Government-Corporate Income, Short-Term Municipal Income, Treasury Money Market Mutual and Variable Rate Government Funds, filed September 25, 1997.

    9(a)(i)    - Administration Agreement with Wells Fargo Bank, N.A. on
                 behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(a)(ii)   - Co-Administration Agreement with Wells Fargo Bank, N.A. and
                 Stephens Inc. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(b)       - Agency Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(c)(i)    - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    9(c)(ii)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    9(c)(iii)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    9(c)(iv)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    9(c)(v)    - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    9(c)(vi)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

    9(c)(vii)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Class B Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(viii) - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Class B Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(ix)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Class B Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(x)    - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Class B Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xi)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                 on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xii)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                  on behalf of the Class B Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xiii)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                  on behalf of the Class B Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

    9(c)(xiv)   - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xv)    - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xvi)   - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xvii)  - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xviii) - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xix)   - Amended Shareholder Servicing Agreement with Wells Fargo
                  Bank, N.A. on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xx)    - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                  on behalf of the Class A Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

    9(d)(i)     - Servicing Plan on behalf of the National Tax-Free Money
                  Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    9(d)(ii)    - Servicing Plan on behalf of the Class B Shares of the Asset
                  Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(iii)  - Servicing Plan on behalf of the Class B Shares of the
                 California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(iv)   - Servicing Plan on behalf of the Class B Shares of the
                 Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(v)    - Servicing Plan on behalf of the Class B Shares of the Ginnie
                 Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(vi)   - Servicing Plan on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(vii)  - Servicing Plan on behalf of the Class B Shares of the U.S.
                 Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(viii) - Servicing Plan on behalf of the Class A Shares of the
                 Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    9(d)(ix)   - Servicing Plan on behalf of the Class B Shares of the
                 Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    9(d)(x)    - Servicing Plan on behalf of the Class B shares of the Index
                 Allocation Fund, filed September 25, 1997.

    9(e)(i)    - Servicing Plan and Form of Shareholder Servicing Agreement on
                 behalf of the Class A Shares of the Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(ii)   - Servicing Plan and Form of Shareholder Servicing Agreement on
                 behalf of the Class B Shares of the Arizona Tax-Free, Balanced, Equity Value, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(iii)  - Servicing Plan and Form of Shareholder Servicing Agreement on
                 behalf of the Institutional Class Shares of the Aggressive Growth, Arizona Tax-Free, Balanced, California Tax-Free Bond, California Tax-Free Income, Equity Value, Ginnie Mae, Growth and Income, Intermediate Bond, International Equity, Money Market Mutual, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate Government, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(iv)   - Servicing Plan and Form of Shareholder Servicing Agreement on
                 behalf of the Service Class Shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed June 17, 1996.

    9(e)(v)    - Servicing Plan and Form of Shareholder Servicing Agreement on
                 behalf of the Money Market Trust and California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    9(e)(vi)   - Servicing Plan and Form of Shareholder Servicing Agreement on
                 behalf of the Class E Shares of the Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed January 23, 1997.

    9(e)(vii)  - Servicing Plan and Form of Shareholder Servicing Agreement on
                 behalf of the Administrative Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(e)(viii) - Servicing Plan and Form of Shareholder Servicing Agreement on
                 behalf of the Class C shares of the Aggressive Growth, California Tax-Free Bond, Index Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(e)(ix)   - Servicing Plan and Form of Shareholder Servicing Agreement on
                 behalf of the Institutional Class shares of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(f)       - Shareholder Administrative Servicing Plan and Form of
                 Administrative Servicing Agreement on behalf of Class A shares of Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed September 25, 1997.

    10(a)      - Opinion and Consent of Counsel, filed herewith.

    10(b)      - Tax Opinion of Counsel, filed herewith.

    11         - Independent Auditor's Consent, filed herewith.

    12         - Not Applicable

    13         - Investment letter, incorporated by reference to Item 24(b) of
                 Pre-Effective Amendment No. 1 to the Registration Statement, filed November 29, 1991.

    14         - Not Applicable

    15(a)(i)   - Distribution Plan on behalf of the California Tax-Free Money
                 Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    15(a)(ii)   - Distribution Plan on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    15(a)(iii)  - Distribution Plan on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    15(a)(iv)   - Distribution Plan on behalf of the California Tax-Free Income
                  Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

    15(a)(v)    - Distribution Plan on behalf of the Short-Intermediate U.S.
                  Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    15(a)(vi)   - Amended Distribution Plan on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(vii)  - Amended Distribution Plan on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(viii) - Amended Distribution Plan on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(ix)   - Amended Distribution Plan on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(x)    - Amended Distribution Plan on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(xi)   - Amended Distribution Plan on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(xii)  - Distribution Plan on behalf of the National Tax-Free Money
                  Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    15(a)(xiii) - Distribution Plan on behalf of the Class A Shares of the
                  Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    15(a)(xiv)  - Distribution Plan on behalf of the California Tax-Free Money
                  Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    15(a)(xv)   - Distribution Plan on behalf of the Class A Shares of the
                  Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32, filed May 30, 1997.

    15(a)(xvi)  - Distribution Plan on behalf of the Class A shares of the
                  Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed September 25, 1997.

    15(b)(i)    - Distribution Plan on behalf of the Class B Shares of the Asset
                  Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(ii)   - Distribution Plan on behalf of the Class B Shares of the
                  California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(iii)  - Distribution Plan on behalf of the Class B Shares of the
                  Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(iv)   - Distribution Plan on behalf of the Class B Shares of the
                  Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(v)    - Distribution Plan on behalf of the Class B Shares of the
                  Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(vi)   - Distribution Plan on behalf of the Class B Shares of the U.S.
                  Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(vii)  - Distribution Plan on behalf of the Class B Shares of the
                  Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    15(b)(viii) - Distribution Plan on behalf of the Class B Shares of the
                  Arizona Tax-Free, Balanced, Equity Value, Index Allocation, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    15(c)       - Distribution Plan on behalf of the Class C Shares of the
                  Aggressive Growth, California Tax-Free Bond, Index Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    15(d)       - Distribution Plan on behalf of the Overland Sweep Fund, filed
                  September 25, 1997.

    15(e)       - Distribution Plan on behalf of the Class E Shares of the
                  Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 29, filed January 23, 1997.

    16          - Schedules for Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 15, filed May 1,
                  1995.

    17          - See Exhibit 27.

    18          - Rule 18f-3 Multi-Class Plan, as amended, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    19          - Powers of Attorney for R. Greg Feltus, Jack S. Euphrat, Thomas
                  S. Goho, Joseph N. Hankin, W. Rodney Hughes, Robert M. Joses and J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 32, filed May 30, 1997.

    27          - Financial Data Schedules for the Overland predecessor
                  portfolios for the period ended December 31, 1996, incorporated by reference to the Form N-SAR filed February 9, 1997; Financial Data Schedules for the fiscal period ended March 31, 1997, incorporated by reference to the Form N-SAR, filed May 29, 1997.

    27.01(a)    - Financial Data Schedules for the Arizona Tax-Free Fund - Class
                  A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.01(b)    - Financial Data Schedules for the Arizona Tax-Free Fund - Class
                  B, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.02(a)    - Financial Data Schedules for the Asset Allocation Fund - Class
                  A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.02(b)    - Financial Data Schedules for the Asset Allocation Fund - Class
                  B, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.03(a)    - Financial Data Schedules for the Balanced Fund - Class A,
                  incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.03(b)    - Financial Data Schedules for the Balanced Fund - Class B,
                  incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.04(a)    - Financial Data Schedules for the California Tax-Free Bond
                  Fund -Class A (for accounting purposes, formerly, Overland's California Tax-Free Bond Fund - Class A), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

    27.04(c)    - Financial Data Schedules for the California Tax-Free Bond
                  Fund -Class C (for accounting purposes, formerly, Overland's California Tax-Free Bond Fund - Class D), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

    27.05(a)    - Financial Data Schedules for the California Tax-Free Income
                  Fund -Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.06(a)    - Financial Data Schedules for the California Tax-Free Money
                  Market Mutual Fund - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.08(a) Financial Data Schedules for the Diversified Equity Income Fund (formerly, the Diversified Income Fund) - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.08(b) Financial Data Schedules for the Diversified Equity Income Fund (formerly, the Diversified Income Fund) - Class B, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.09(a) Financial Data Schedules for the Equity Index Fund (formerly, the Corporate Stock Fund), incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.10(a) Financial Data Schedules for the Equity Value Fund - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.10(b) Financial Data Schedules for the Equity Value Fund - Class B, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.11(a) Financial Data Schedules for the Government Money Market Mutual Fund -Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.12(a) Financial Data Schedules for the Growth Fund (formerly, the Growth and Income Fund) - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.12(b) Financial Data Schedules for the Growth Fund (formerly, the Growth and Income Fund) - Class B, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.13(a) Financial Data Schedules for the Index Allocation Fund - Class A (formerly, Overland's Asset Allocation Fund - Class A), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

    27.13(c) Financial Data Schedules for the Index Allocation Fund - Class C (formerly, Overland's Asset Allocation Fund - Class D), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

    27.14(a) Financial Data Schedules for the Intermediate Bond Fund - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.14(b) Financial Data Schedules for the Intermediate Bond Fund - Class B, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.16(a) Financial Data Schedules for the Money Market Mutual Fund - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.18(a) Financial Data Schedules for the National Tax-Free Fund - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.18(b) Financial Data Schedules for the National Tax-Free Fund - Class B, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.19(a) Financial Data Schedules for the National Tax-Free Money Market Mutual Fund, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.21(a) Financial Data Schedules for the Oregon Tax-Free Fund - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.21(b) Financial Data Schedules for the Oregon Tax-Free Fund - Class B, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.24(a) Financial Data Schedules for the Short-Intermediate U.S. Government Income Fund - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.25(a) Financial Data Schedules for the Short-Term Government-Corporate Income Fund (formerly, Overland's Short-Term Government-Corporate Income Fund), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

    27.26(a) Financial Data Schedules for the Short-Term Municipal Income Fund (formerly, Overland's Short-Term Municipal Income Fund), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

    27.27(a) Financial Data Schedules for the Small Cap Fund - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.27(b) Financial Data Schedules for the Small Cap Fund - Class B, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.28(a) Financial Data Schedules for the Strategic Growth Fund - Class A (for accounting purposes, formerly, Overland's Strategic Growth Fund - Class A), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

    27.28(c) Financial Data Schedules for the Strategic Growth Fund - Class C (for accounting purposes, formerly, Overland's Strategic Growth Fund - Class D), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

    27.29(a) Financial Data Schedules for the Treasury Money Market Mutual Fund - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.30(a) Financial Data Schedules for the U.S. Government Allocation Fund - Class A, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.30(b) Financial Data Schedules for the U.S. Government Allocation Fund - Class B, incorporated by reference to the Form N-SAR, filed on May 29, 1997.

    27.31(a) Financial Data Schedules for the U.S. Government Income Fund - Class A (for accounting purposes, formerly, Overland's U.S. Government Income Fund - Class A), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

    27.31(c) Financial Data Schedules for the U.S. Government Income Fund - Class C (for accounting purposes, formerly, Overland's U.S. Government Income Fund - Class D), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

    27.32(a) Financial Data Schedules for the Variable Rate Government Fund - Class A (formerly, Overland's Variable Rate Government Fund - Class A), incorporated by reference to the Form N-SAR, filed on February 9, 1997.

     27.32(c) Financial Data Schedules for the Variable Rate Government Fund - Class C (formerly, Overland's Variable Rate Government Fund - Class D), incorporated by reference to the Form N-SAR, filed on February 9, 1997.


Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          As of December 15, 1997, the Funds did not directly or indirectly control, and were not under common control with, any other person or entity.

Item 26.  Number of Holders of Securities
          -------------------------------

          As of September 30, 1997, the number of record holders of each class of Securities of the Registrant was as follows:


                                      Title of Class                                              Number of Record Holders
                                      --------------                                              ------------------------
                                                                                  Class A*          Class B        Institutional
                                                                                  --------          -------        -------------
                                                                                                                       Class
                                                                                                                       -----
Arizona Tax-Free Fund                                                               198                21                 6
Asset Allocation Fund                                                            11,430             7,637               N/A
Balanced Fund                                                                     1,720               248               110
California Tax-Free Bond Fund                                                     8,258             1,270                41
California Tax-Free Income Fund                                                   3,188               N/A                 4
California Tax-Free Money Market Mutual Fund                                     10,485               N/A               N/A
California Tax-Free Money Market Trust                                                3               N/A               N/A
Diversified Equity Income Fund                                                   12,350             3,140               N/A
Equity Index Fund                                                                 1,554               N/A               N/A
Equity Value Fund                                                                 1,654             2,025               113
Government Money Market Mutual Fund                                                 144               N/A               N/A
Growth Fund                                                                      13,048             3,027                35
International Equity Fund                                                           778              1359               N/A
Intermediate Bond Fund                                                              135                91                 8
Money Market Mutual Fund                                                         11,949               2**                 6
Money Market Trust                                                                    5               N/A               N/A
National Tax-Free Fund                                                              120                15                 5

National Tax-Free Money Market Mutual Fund                                           91               N/A               N/A
Oregon Tax-Free Fund                                                                653                13                 9
Prime Money Market Mutual                                                           243             14***                56
Short-Intermediate U.S. Government Income Fund                                      789               N/A                48
Strategic Growth Fund                                                             1,708             2,282               N/A
U.S. Government Income Fund                                                       2,955               700               79

* For purposes of this chart, shares of single class Funds are included under the designation "Class A".
**   Designates the number of Class S recordholders.
***  Designates the number of Service Class recordholders.

                             Title of Class                                              Number of Record Holders*
                             --------------                                              -------------------------
                                                                               Class A*          Class B        Institutional
                                                                               --------          -------        -------------
                                                                                                                    Class
                                                                                                                    -----
Small Cap Fund                                                                   343               761                10

Treasury Money Market Mutual Fund                                                227              8***               205
                                                                                                                     2****
U.S. Government Allocation Fund                                                1,346               302               N/A

* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
**   Designates the number of Class S recordholders.
***  Designates the number of Service Class recordholders.
**** Designates the number of Class E recordholders.

        As of August 31, 1997 the number of record holders of each class of Securities of the Overland predecessor portfolios were as follows:

                          Title of Class                                       Number of Record Holders*
                          --------------                                       -------------------------
                                                                           Class A**               Class D**
                                                                           ---------               ---------
Index Allocation Fund                                                         1192                     811

Overland Express Sweep Fund                                                      3                     N/A

Short-Term Government-Corporate Income Fund                                     16                     N/A

Short-Term Municipal Income Fund                                                18                     N/A

Variable Rate Government Fund                                                  816                      49

* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
** Class A and Class D shareholders of the Overland Fund became Class A and Class C shareholders of the Stagecoach Fund on December 12, 1997.

Item 27.  Indemnification
          ---------------

          The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

          (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

          (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 28.  Business and Other Connections of Investment Advisor.
          ----------------------------------------------------

          Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment advisor to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

          To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.


Name and Position            Principal Business(es) and Address(es)
at Wells Fargo Bank          During at Least the Last Two Fiscal Years
--------------------         -----------------------------------------
H. Jesse Arnelle             Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director                     455 Market Street
                             San Francisco, CA  94105

                             Director of Armstrong World Industries, Inc.
                             5037 Patata Street
                             South Gate, CA  90280

                             Director of Eastman Chemical Corporation
                             12805 Busch Place
                             Santa Fe Springs, CA  90670

                             Director of FPL Group, Inc.
                             700 Universe Blvd.
                             P.O. Box 14000
                             North Palm Beach, FL  33408

Michael R. Bowlin            Chairman of the Board of Directors, Chief Executive Officer,
Director                     Chief Operating Officer and President of
                             Atlantic Richfield Co. (ARCO)
                             Highway 150
                             Santa Paula, CA  93060

Edward Carson                Chairman of the Board and Chief Executive Officer of
Director                     First Interstate Bancorp
                             633 West Fifth Street
                             Los Angeles, CA  90071

                             Director of Aztar Corporation
                             2390 East Camelback Road  Suite 400
                             Phoenix, AZ  85016

                             Director of Castle & Cook, Inc.
                             10900 Wilshire Blvd.
                             Los Angeles, CA  90024

                             Director of Terra Industries, Inc.
                             1321 Mount Pisgah Road
                             Walnut Creek, CA  94596

William S. Davilla           President (Emeritus) and a Director of
Director                     The Vons Companies, Inc.
                             618 Michillinda Ave.
                             Arcadia, CA  91007

                             Director of Pacific Gas & Electric Company
                             788 Taylorville Road
                             Grass Valley, CA  95949

Rayburn S. Dezember          Director of CalMat Co.
Director                     3200 San Fernando Road
                             Los Angeles, CA  90065

                             Director of Tejon Ranch Company
                             P.O. Box 1000
                             Lebec, CA  93243

                             Director of The Bakersfield Californian
                             1707 I Street
                             P.O. Box 440
                             Bakersfield, CA  93302

                             Trustee of Whittier College
                             13406 East Philadelphia Ave.
                             P.O. Box 634
                             Whittier, CA  90608

Paul Hazen                   Chairman of the Board of Directors of
Chairman of the Board of     Wells Fargo & Company
Directors                    420 Montgomery Street
                             San Francisco, CA  94105

                             Director of Phelps Dodge Corporation
                             2600 North Central Ave.
                             Phoenix, AZ  85004

                             Director of Safeway, Inc.
                             4th and Jackson Streets
                             Oakland, CA  94660

Robert K. Jaedicke           Professor (Emeritus) of Accounting
Director                     Graduate School of Business at Stanford University
                             MBA Admissions Office
                             Stanford, CA  94305

                             Director of Bailard Biehl & Kaiser
                             Real Estate Investment Trust, Inc.
                             2755 Campus Dr.
                             San Mateo, CA  94403

                             Director of Boise Cascade Corporation
                             1111 West Jefferson Street
                             P.O. Box 50
                             Boise, ID  83728

                             Director of California Water Service Company
                             1720 North First Street
                             San Jose, CA  95112

                             Director of Enron Corporation
                             1400 Smith Street
                             Houston, TX  77002

                             Director of GenCorp, Inc.
                             175 Ghent Road
                             Fairlawn, OH  44333

                             Director of Homestake Mining Company
                             650 California Street
                             San Francisco, CA  94108

Thomas L. Lee                Chairman and Chief Executive Officer of
Director                     The Newhall Land and Farming Company
                             10302 Avenue 7 1-2
                             Firebaugh, CA  93622

                             Director of Calmat Co.
                             501 El Charro Road
                             Pleasanton, CA  94588

                             Director of First Interstate Bancorp
                             633 West Fifth Street
                             Los Angeles, CA  90071

Ellen Newman                 President of Ellen Newman Associates
Director                     323 Geary Street
                             Suite 507
                             San Francisco, CA  94102

                             Chair (Emeritus) of the Board of Trustees
                             University of California at San Francisco Foundation
                             250 Executive Park Blvd.
                             Suite 2000
                             San Francisco, CA  94143

                             Director of the California Chamber of Commerce
                             1201 K Street
                             12th Floor
                             Sacremento, CA  95814

Philip J. Quigley            Chairman, President and Chief Executive Officer of
Director                     Pacific Telesis Group
                             130 Kearney Street Rm. 3700
                             San Francisco, CA  94108

Carl E. Reichardt            Director of Columbia/HCA Healthcare Corporation
Director                     One Park Plaza
                             Nashville, TN  37203

                             Director of Ford Motor Company
                             The American Road
                             Dearborn, MI  48121

                             Director of Newhall Management Corporation
                             23823 Valencia Blvd.
                             Valencia, CA  91355

                             Director of Pacific Gas and Electric Company
                             77 Beale Street
                             San Francisco, CA  94105

                             Retired Chairman of the Board of Directors
                             and Chief Executive Officer of Wells Fargo & Company
                             420 Montgomery Street
                             San Francisco, CA  94105

Donald B. Rice               President and Chief Executive Officer of Teledyne, Inc.
Director                     2049 Century Park East
                             Los Angeles, CA  90067

                             Retired Secretary of the Air Force

                             Director of Vulcan Materials Company
                             One MetroPlex Drive
                             Birmingham, AL  35209

Richard J. Stegemeier        Chairman (Emeritus) of Unocal Corp
Director                     44141 Yucca Avenue
                             Lancaster, CA  93534

                             Director of Foundation Health Corporation
                             166 4th
                             Fort Irwin, CA  92310

                             Director of Halliburton Company
                             3600 Lincoln Plaza
                             500 North Alcard Street
                             Dallas, TX  75201

                             Director of Northrop Grumman Corp.
                             1840 Century Park East
                             Los Angeles, CA  90067

                             Director of Outboard Marine Corporation
                             100 SeaHorse Drive
                             Waukegan, IL  60085

                             Director of Pacific Enterprises
                             555 West Fifth Street
                             Suite 2900
                             Los Angeles, CA  90031

                             Director of First Interstate Bancorp
                             633 West Fifth Street
                             Los Angeles, CA  90071

Susan G. Swenson             President and Chief Executive Officer of Cellular One
Director                     651 Gateway Blvd.
                             San Francisco, CA  94080

David M. Tellep              Retired Chairman of the Board and Chief Executive Officer of
Director                     Martin Lockheed Corp
                             6801 Rockledge Drive
                             Bethesda, MD  20817

                             Director of Edison International
                             and Southern California Edison Company
                             2244 Walnut Grove Ave.
                             Rosemead, CA  91770

                             Director of First Interstate
                             633 West Fifth Street
                             Los Angeles, CA  90071

Chang-Lin Tien               Chancellor of the University of California at Berkeley
Director
                             Director of Raychem Corporation
                             300 Constitution Drive
                             Menlo Park, CA  94025


John A. Young                President, Chief Executive Officer and Director
Director                     of Hewlett-Packard Company
                             3000 Hanover Street
                             Palo Alto, CA  9434

                             Director of Chevron Corporation
                             225 Bush Street
                             San Francisco, CA  94104

                             Director of Lucent Technologies
                             25 John Glenn Drive
                             Amherst, NY  14228

                             Director of Novell, Inc.
                             11300 West Olympic Blvd.
                             Los Angeles, CA  90064

                             Director of Shaman Pharmaceuticals Inc.
                             213 East Grand Ave. South
                             San Francisco, CA  94080

William F. Zuendt            President of Wells Fargo & Company
President                    420 Montgomery Street
                             San Francisco, CA  94105

                             Director of 3Com Corporation
                             5400 Bayfront Plaza, P.O. Box 58145
                             Santa Clara, CA  95052

                             Director of the California Chamber of Commerce

          Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. As of May 1, 1996, BGFA no longer served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds. As of this date, BGFA served as sub-advisor to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invest substantially all of their assets.

          The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-advisor to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Name and Position            Principal Business(es) During at
at BGFA                      Least the Last Two Fiscal Years
-------                      -------------------------------
Frederick L.A. Grauer        Director of BGFA and Co-Chairman and Director of BGI
Director                     45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                Director of BGFA and C-Chairman and Director of BGI
Director                     45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint             Chairman of the Board of Directors of BGFA
Chairman and Director        and Chief Executive Officer of BGI
                             45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher            Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer      45 Fremont Street, San Francisco, CA 94105
                             Managing Director and Principal Accounting Officer at
                             Bankers Trust Company from 1988 - 1997
                             505 Market Street, San Francisco, CA  94105

          Prior to January 1, 1996 Wells Fargo Nikko Investment Advisors ("WFNIA") served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as advisor or sub-advisor to various other open-end management investment companies. For additional information, see "The Funds and Management" in the Prospectus and "Management" in the Statement of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisors Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.  Principal Underwriters.
          ----------------------

          (a) Stephens Inc., distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., Life & Annuity Trust, MasterWorks Funds, Inc. (formerly, Stagecoach Inc.), Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves (formerly, The Capitol Mutual Funds), and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

          (c) Not applicable.


Item 30.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank all Records relating to its services as investment advisor, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

          (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

          (d) BGFA and BGI maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.


Item 31.  Management Services.
          -------------------

          Other than as set forth under the captions "The Fund(s) and Management" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 32.  Undertakings.
          ------------

          (a) Not applicable.

          (b) Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES
                                  ----------

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 12th day of December , 1997.


                         STAGECOACH FUNDS, INC.


                         By  /s/ Richard H. Blank, Jr.
                             --------------------------------
                             Richard H. Blank, Jr.
                             Secretary and Treasurer
                             (Principal Financial Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


      Signature                      Title                               Date
      ---------                      -----                               ----

                  *                  Director, Chairman and President  12/12/97
      -----------------------------  (Principal Executive Officer)
      (R. Greg Feltus)


      /s/ Richard H. Blank, Jr.      Secretary and Treasurer           12/12/97
      -----------------------------  (Principal Financial Officer)
      (Richard H. Blank, Jr.)


                  *                  Director                          12/12/97
      -----------------------------
      (Jack S. Euphrat)


                  *                  Director                          12/12/97
      -----------------------------
      (Thomas S. Goho)


                  *                  Director                          12/12/97
      -----------------------------
      (Joseph N. Hankin)


                  *                  Director                          12/12/97
      -----------------------------
      (W. Rodney Hughes)


                  *                  Director                          12/12/97
      -----------------------------
      (Robert M. Joses)


                  *                  Director                          12/12/97
      -----------------------------
      (Tucker Morse)


*By   /s/ Richard H. Blank, Jr.
      ---------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact
      December 12, 1997

                            STAGECOACH FUNDS, INC.
                          FILE NOS. 33-42927; 811-6419
                                 EXHIBIT INDEX


EXHIBIT NUMBER                                    DESCRIPTION
EX-27.01(a)         Financial Data Schedules - Arizona Tax-Free Fund - Class A

EX-27.01(b)         Financial Data Schedules - Arizona Tax-Free Fund - Class B

EX-27.02(a)         Financial Data Schedules - Asset Allocation Fund - Class A

EX-27.02(b)         Financial Data Schedules - Asset Allocation Fund - Class B

EX-27.03(a)         Financial Data Schedules - Balanced Fund - Class A

EX-27.03(b)         Financial Data Schedules - Balanced Fund - Class B

EX-27.04(a)         Financial Data Schedules - California Tax-Free Bond Fund -
                    Class A (for accounting purposes, formerly, Overland's
                    California Tax-Free Bond Fund -Class A and depicted here as such)

EX-27.04(c)         Financial Data Schedules - California Tax-Free Bond Fund -
                    Class C, (for accounting purposes, formerly, Overland's
                    California Tax-Free Bond Fund -Class D and depicted here as such)

EX-27.05(a)         Financial Data Schedules - California Tax-Free Income Fund -
                    Class A

EX-27.06(a)         Financial Data Schedules - California Tax-Free Money Market
                    Mutual Fund

EX-27.08(a)         Financial Data Schedules - Diversified Equity Income Fund
                    (formerly, Diversified Income Fund and depicted here as
                    such) - Class A

EX-27.08(b)         Financial Data Schedules - Diversified Equity Income Fund
                    (formerly, Diversified Income Fund and depicted here as
                    such) - Class B

EX-27.09(a)         Financial Data Schedules - Equity Index Fund (formerly,
                    Corporate Stock Fund and depicted here as such)

EX-27.10(a)         Financial Data Schedules - Equity Value Fund - Class A

EX-27.10(b)         Financial Data Schedules - Equity ValueFund - Class B

EX-27.11(a)         Financial Data Schedules - Government Money Market Mutual
                    Fund - Class A

EX-27.12(a)         Financial Data Schedules - Growth Fund (formerly, Growth and
                    Income Fund and depicted here as such) - Class A

EX-27.12(b)         Financial Data Schedules - Growth Fund (formerly, Growth and
                    Income Fund and depicted here as such) - Class B

EX-27.13(a)         Financial Data Schedules - Index Allocation Fund - Class A
                    (formerly, Overland's Asset Allocation Fund - Class A and
                    depicted here as such)

EX-27.13(c)         Financial Data Schedules - Index Allocation Fund - Class C
                    (formerly, Overland's Asset Allocation Fund - Class D and
                    depicted here as such)

EX-27.14(a)         Financial Data Schedules - Intermediate Bond Fund - Class A

EX-27.14(b)         Financial Data Schedules - Intermediate Bond Fund - Class B

EX-27.16(a)         Financial Data Schedules - Money Market Mutual Fund -
                    Class A

EX-27.18(a)         Financial Data Schedules - National Tax-Free Fund - Class A

EX-27.18(b)         Financial Data Schedules - National Tax-Free Fund - Class B

EX-27.19(a)         Financial Data Schedules - National Tax-Free Money Market
                    Mutual Fund

EX-27.21(a)         Financial Data Schedules - Oregon Tax-Free Fund - Class A

EX-27.21(b)         Financial Data Schedules - Oregon Tax-Free Fund - Class B

EX-27.24(a)         Financial Data Schedules - Short-Intermediate U.S.
                    Government Income Fund- Class A

EX-27.25(a)         Financial Data Schedules - Short-Term Government-Corporate
                    Income Fund (formerly, Overland's Short-Term Government-
                    Corporate Income Fund and depicted here as such)

EX-27.26(a)         Financial Data Schedules - Short-Term Municipal Income Fund
                    (formerly, Overland's Short-Term Municipal Income Fund and depicted here as such)

EX-27.27(a)         Financial Data Schedules - Small Cap Fund - Class A

EX-27.27(b)         Financial Data Schedules - Small Cap Fund - Class B

EX-27.28(a)         Financial Data Schedules - Strategic Growth Fund - Class A
                    (for accounting purposes, formerly, Overland's Strategic
                    Growth Fund - Class A and depicted here as such)

EX-27.28(c)         Financial Data Schedules - Strategic Growth Fund - Class C
                    (for accounting purposes, formerly Overland's Strategic
                    Growth Fund - Class D


                    and depicted here as such)

EX-27.29(a)         Financial Data Schedules - Treasury Money Market Mutual Fund -
                    Class A

EX-27.30(a)         Financial Data Schedules - U.S. Government Allocation Fund -
                    Class A

EX-27.30(b)         Financial Data Schedules - U.S. Government Allocation Fund -
                    Class B

EX-27.31(a)         Financial Data Schedules - U.S. Government Income Fund -
                    Class A (for accounting purposes, formerly, Overland's U.S.
                    Government Income Fund -Class A and depicted here as such)

EX-27.31(c)         Financial Data Schedules - U.S. Government Income - Class C
                    (for accounting purposes, formerly, Overland's U.S.
                    Government Income Fund -Class D and depicted here as such)

EX-27.32(a)         Financial Data Schedules - Variable Rate Government - Class
                    A (formerly, Overland's Variable Rate Government Fund -
                    Class A and depicted here as such)

EX-27.32(c)         Financial Data Schedules - Variable Rate Government - Class
                    C (formerly, Overland's Variable Rate Government Fund -
                    Class D and depicted here as such)

EX-99.B1(b)         Articles Supplementary

EX-99.B10(a)        Opinion and Consent of Counsel

EX-99.B10(b)        Tax Opinion of Counsel

EX-99.B11           Independent Auditor's Consent